Registration No. 333-_________

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933
       Pre-Effective Amendment No. ___ Post-Effective Amendment No. ____


                        (Check appropriate box or boxes)

                       DREYFUS PREMIER MUNICIPAL BOND FUND
                       -----------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                 (212) 922-6000
                                 --------------
                        (Area Code and Telephone Number)

                           c/o The Dreyfus Corporation
                    200 PARK AVENUE, NEW YORK, NEW YORK 10166
                    -----------------------------------------
                (Address of Principal Executive Offices: Number,
                         Street, City, State, Zip Code)

                     (Name and Address of Agent for Service)

                              Mark N. Jacobs, Esq.
                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                            New York, New York 10166

                                    copy to:

                             Stuart H. Coleman, Esq.
                          Stroock & Stroock & Lavan LLP
                                 180 Maiden Lane
                          New York, New York 10038-4982

          Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement is declared effective.

          It is proposed that this filing will become effective on May __, 2000 pursuant to Rule 488.

          Registrant has registered an indefinite number of shares of beneficial interest, par value $0.001 per share, under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 under the Investment Company Act of 1940. Accordingly, no filing fee is being paid at this time.

                       DREYFUS PREMIER MUNICIPAL BOND FUND
                                    Form N-14
                              Cross Reference Sheet
            Pursuant to Rule 481(a) Under the Securities Act of 1933


                                                                     PROSPECTUS/PROXY
FORM N-14 ITEM NO.                                                   STATEMENT CAPTION
------------------                                                   -------------------

PART A
-------

Item 1.           Beginning of Registration Statement and Outside        Cover Page
                  Front Cover Page of Prospectus

Item 2.           Beginning and Outside Back Cover Page of Prospectus    Cover Page

Item 3.           Synopsis Information and Risk Factors                  Summary

Item 4.           Information About the Transaction                      Letter to Shareholders; Summary; Reasons for the Exchange;
                                                                         Information About the Exchange

Item 5.           Information About the Registrant                       Letter to Shareholders; Summary; Reasons for the Exchange;
                                                                         Information About the Exchange; Additional Information
                                                                         About the Fund and Series

Item 6.           Information About the Company Being Acquired           Letter to Shareholders; Reasons for the Exchange;
                                                                         Information About the Exchange; Additional Information
                                                                         About the Fund and Series

Item 7.           Voting Information                                     Letter to Shareholders; Cover Page; Voting Information

Item 8.           Interest of Certain Persons and Experts                Not Applicable

Item 9.           Additional Information Required for Reoffering by      Not Applicable
                  Persons Deemed to be Underwriters

                                                                         STATEMENT OF ADDITIONAL
PART B                                                                   INFORMATION CAPTION
-------                                                                  -------------------------

Item 10.          Cover Page                                             Cover Page

Item 11.          Table of Contents                                      Not Applicable

Item 12.          Additional Information About the Registrant            Statement of Additional Information of Dreyfus
                                                                         Premier Municipal Bond Fund dated September 1,
                                                                         1999, as supplemented on December 23, 1999, and
                                                                         on March 22, 2000(1)

Item 13.          Additional Information About the Company Being         Statement of Additional Information of Dreyfus
                  Acquired                                               Premier State Municipal Bond Fund dated
                                                                         September 1, 1999, as supplemented on December 22,
                                                                         1999, and on March 22, 2000(2)

Item 14.          Financial Statements                                   Statement of Additional  Information of Dreyfus
                                                                         Premier Municipal Bond Fund dated September 1,
                                                                         1999, as supplemented on December 23, 1999 and
                                                                         on March 22, 2000(1); Statement of Additional
                                                                         Information of Dreyfus Premier State Municipal
                                                                         Bond Fund dated September 1, 1999, as supplemented
                                                                         on December 22, 1999 and March 22, 2000(2)

PART C
--------

Item 15. Indemnification

Item 16. Exhibits

Item 17. Undertakings


1 Incorporated herein by reference to the Registration Statement of the Registrant on Form N-1A (File No. 33-07496).

2 Incorporated herein by reference to the Registration Statement of Dreyfus Premier State Municipal Bond Fund on Form N-1A
          (File No. 33-10238).


                    DREYFUS PREMIER STATE MUNICIPAL BOND FUND
                                 GEORGIA SERIES
                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                            New York, New York 10166


Dear Shareholder:

          As a shareholder of the Georgia Series (the "Series") of Dreyfus Premier State Municipal Bond Fund (the "Trust"), you are entitled to vote on the proposal described below and in the enclosed materials.

          Because the Series has been unable to attract sufficient current assets under management to operate efficiently as a separate series of the Trust without significant expense subsidization, management of the Trust has determined that it would be in the best interest of the Series and its shareholders if the Series were to exchange its assets (subject to liabilities) for shares of a larger fund advised by The Dreyfus Corporation. It is proposed that this exchange take place with Dreyfus Premier Municipal Bond Fund (the "Fund") which has substantially similar investment objectives and management policies, but which does not invest primarily in Municipal Obligations that are exempt from Georgia state income taxes.

          The proposal provides that the Series exchange (the "Exchange") all of its assets, subject to liabilities, attributable to its Class A, Class B and Class C shares, for Class A, Class B and Class C shares, respectively, of the Fund. Promptly thereafter, the Series will distribute pro rata the Fund shares received in the Exchange to its shareholders in complete liquidation of the Series. Thus, each shareholder will receive for his or her Class A, Class B or Class C Series shares a number of corresponding Class A, Class B or Class C Fund shares equal to the value of the Series shares as of the date of the Exchange. No sales charge or contingent deferred sales charge will be imposed at the time of the Exchange. The Exchange will not result in the imposition of Federal income tax on you. Shareholders who do not wish to participate in the Exchange may redeem their shares prior to the Exchange. Any contingent deferred sales charge applicable upon redemption of such shares will be waived and any sales load deducted at the time of purchase of such shares on or after January 1, 1999 will be reimbursed to such shareholders by The Dreyfus Corporation.

          Further information about the transaction is contained in the enclosed materials, which you should review carefully.

          Please take the time to consider the enclosed materials and then vote by completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience.

          THE TRUST'S BOARD MEMBERS RECOMMEND THAT THE SERIES' SHAREHOLDERS VOTE IN FAVOR OF THE PROPOSED TRANSACTION. If you have any questions after considering the enclosed materials, please contact your Service Agent.

                                                     Sincerely,


                                                     Stephen E. Canter,
                                                     President

June __, 2000

                    DREYFUS PREMIER STATE MUNICIPAL BOND FUND
                                 GEORGIA SERIES
                           --------------------------


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           ---------------------------


To the Shareholders:

          A Special Meeting of Shareholders of the Georgia Series (the "Series") of Dreyfus Premier State Municipal Bond Fund (the "Trust") will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, on Tuesday, July 25, 2000 at 10:00 a.m. for the following purposes:

          1. To consider an Agreement and Plan of Reorganization providing for the transfer of all of the assets, subject to liabilities, attributable to Class A, Class B and Class C shares of the Series to Dreyfus Premier Municipal Bond Fund (the "Fund") in exchange (the "Exchange") for the Fund's corresponding Class A, Class B and Class C shares and the assumption by the Fund of the Series' stated liabilities. Class A, Class B and Class C shares of the Fund received in the Exchange will be distributed by the Series to its Class A, Class B and Class C shareholders, respectively, in liquidation of the Series, after which the Series will be terminated as a series of the Trust; and

          2. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof. Shareholders of record at the close of business on May 15, 2000, will be entitled to receive notice of and to vote at the meeting.

                       By Order of the Board of Trustees


                                                        Steven F. Newman,
                                                        Secretary

New York, New York
June __, 2000


==============================================================================
                       WE NEED YOUR PROXY VOTE IMMEDIATELY

          A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS OF THE SERIES WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF ITS SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE SERIES, AT ITS SHAREHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE SERIES TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

==============================================================================

                                                            ______________, 2000


                          ACQUISITION OF THE ASSETS OF

                    DREYFUS PREMIER STATE MUNICIPAL BOND FUND
                                 GEORGIA SERIES

                        BY AND IN EXCHANGE FOR SHARES OF

                       DREYFUS PREMIER MUNICIPAL BOND FUND

                           PROSPECTUS/PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 25, 2000


          This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Dreyfus Premier State Municipal Bond Fund (the "Trust") on behalf of its Georgia Series (the "Series") to be used at the Special Meeting of Shareholders (the "Meeting") of the Series to be held on Tuesday, July 25, 2000 at 10:00 a.m., at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on July 15, 2000 are entitled to receive notice of and to vote at the Meeting.

          It is proposed that the Series transfer all of its assets, subject to liabilities, attributable to its Class A, Class B and Class C shares, to Dreyfus Premier Municipal Bond Fund (the "Fund") in exchange (the "Exchange") for corresponding Class A shares, Class B shares and Class C shares of the Fund, all as more fully described herein. Upon consummation of the Exchange, Fund shares received by the Series will be distributed to Series shareholders, with each shareholder receiving a pro rata distribution of Fund shares (or fractions thereof) for Series shares held prior to the Exchange. Thus, it is contemplated that each shareholder will receive for his or her Series shares a number of Fund Class A shares, Class B shares or Class C shares (or fractions thereof) equal in value to the aggregate net asset value of the shareholder's Series shares of each such Class as of the date of the Exchange.

          This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely information about the Fund that Series shareholders should know before voting on the Proposal or investing in the Fund.

          A Statement of Additional Information ("SAI") dated _______, 2000, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety. The Commission maintains a Web site (HTTP://WWW.SEC.GOV) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Fund and Series. A copy of the SAI is available without charge by calling 1-800-554-4611 or writing to the Fund at its principal executive offices located at 200 Park Avenue, New York, New York 10166.

-------------------------------------------------------------------------------
MUTUAL FUND SHARES ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
-------------------------------------------------------------------------------

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
-------------------------------------------------------------------------------

          The Series and the Fund are open-end, management investment companies advised by The Dreyfus Corporation ("Dreyfus"). They also have the same distributor, and substantially similar investment objectives and management policies, except that the Fund invests primarily in municipal bonds that provide income exempt from Federal income tax, whereas the Series invests primarily in municipal bonds that also provide income exempt from Georgia state income tax for Georgia residents. The substantive differences between the Series and the Fund are set forth herein.

          The Fund's Prospectus dated September 1, 1999, the Fund's Annual Report for the fiscal year ended April 30, 1999, and the Fund's Semi-Annual Report for the six months ended October 31, 1999 each accompany this Prospectus/Proxy Statement and are incorporated by reference. FOR A FREE COPY OF THE SERIES' PROSPECTUS DATED SEPTEMBER 1, 1999, THE SERIES' ANNUAL REPORT FOR THE FISCAL YEAR ENDED APRIL 30, 1999, AND THE SERIES' SEMI-ANNUAL REPORT FOR THE SIX MONTHS ENDED OCTOBER 31, 1999, WRITE TO THE SERIES AT THE TRUST'S PRINCIPAL EXECUTIVE OFFICES LOCATED AT 200 PARK AVENUE, NEW YORK, NEW YORK 10166, OR CALL 1-800-554-4611.

          Shareholders are entitled to one vote for each share of beneficial interest of the Series, par value $.001 per share, held and fractional votes for each fractional Series share held. Class A, Class B and Class C shareholders will vote together on the Proposal. Series shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by giving another proxy or by letter or telegram directed to the Series, which must indicate the shareholder's name and account number. To be effective, such revocation must be received before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. As of February 29, 2000, the following numbers of Series shares were issued and outstanding:

      CLASS A SHARES          CLASS B SHARES            CLASS C SHARES
       OUTSTANDING             OUTSTANDING               OUTSTANDING
       -------------           --------------           ----------------
          922,573                  534,578                   6,859


          Proxy materials will be mailed to shareholders of record on or about June 1, 2000.

                                TABLE OF CONTENTS
Summary.......................................................................6
Reasons for the Exchange.....................................................17
Information about the Exchange...............................................18
Additional Information about the Fund and Series.............................23
Voting Information...........................................................23
Financial Statements and Experts.............................................25
Other Matters................................................................26
Notice to Banks, Broker/Dealers and Voting Trustees and Their Nominees.......26

          APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION
          PROVIDING FOR THE TRANSFER OF ALL OF THE ASSETS OF THE SERIES TO THE FUND

                                     SUMMARY

          This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Fund Prospectus, the Series Prospectus and the form of Agreement and Plan of Reorganization attached to this Prospectus/Proxy Statement as Exhibit A.

          PROPOSED TRANSACTION. The Trust's Board, including the Board members who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), has unanimously approved an Agreement and Plan of Reorganization (the "Plan"). The Plan provides that, subject to the requisite approval of the Series shareholders, on the date of the Exchange the Series assign, transfer and convey to the Fund all of the assets (subject to liabilities) of the Series, including all securities and cash, attributable to its Class A, Class B and Class C shares, in exchange for Class A, Class B and Class C shares of the Fund, respectively, having an aggregate net asset value equal to the value of the net assets attributable to the Series' corresponding Class of shares. The Series will distribute all Fund shares received by it among its shareholders so that each Class A, Class B and Class C shareholder will receive a pro rata distribution of Fund Class A, Class B and Class C shares (or fractions thereof), respectively, having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Series shares as of the date of the Exchange. Thereafter, the Series will be terminated as a series of the Trust.

          As a result of the Exchange, each Series shareholder will cease to be a shareholder of the Series and will become a shareholder of the Fund as of the close of business on the date of the Exchange. No sales charge or contingent deferred sales charge ("CDSC") will be imposed at the time of the Exchange.

          The Trust's Board has concluded unanimously that the Exchange would be in the best interests of shareholders of the Series and the interests of existing shareholders of the Series would not be diluted as a result of the transactions contemplated thereby. See "Reasons for the Exchange."

          TAX CONSEQUENCES. As a condition to the closing of the Exchange, the Trust and the Fund will receive an opinion of counsel to the effect that, for Federal income tax purposes, (a) no gain or loss will be recognized by the Series' shareholders as a result of the Exchange, (b) the holding period and aggregate tax basis of Fund shares received by a Series' shareholder will be the same as the holding period and aggregate tax basis of the shareholder's Series shares, and (c) the holding period and tax basis of the Series' assets transferred to the Fund as a result of the Exchange will be the same as the holding period and tax basis of such assets held by the Series immediately prior to the Exchange. See "Information about the Exchange--Tax Consequences."

          COMPARISON OF THE SERIES AND FUND. The following discussion is primarily a summary of certain parts of the Series Prospectus and the Fund Prospectus. Information contained herein is qualified by the more complete information set forth therein, which is incorporated herein by reference.

          GOAL/APPROACH. The Series and the Fund have similar investment goals. Each seeks to maximize current income exempt from Federal income tax, to the extent consistent with the preservation of capital, with respect to the Fund, or without undue risk, with respect to the Series. The Series, however, also seeks current income exempt from Georgia state income tax. To pursue their respective goals, each of the Fund and Series normally invests substantially all of its assets in municipal bonds that provide income exempt from Federal income tax, but, for the Series, these bonds generally also must provide income exempt from Georgia state income tax for Georgia residents ("Georgia Municipal Obligations"). As a result of this difference, the dividends paid by the Fund are not exempt from Georgia state income tax to residents of Georgia.

          The Series and Fund each invests at least 70% of its assets in investment grade municipal bonds or the unrated equivalent as determined by Dreyfus. For additional yield, each may invest up to 30% of its assets in municipal bonds rated below investment grade ("high yield" or "junk bonds") or the unrated equivalent as determined by Dreyfus. In addition, the Series is required, under ordinary circumstances, to invest at least 65% of its assets in Georgia Municipal Obligations. The Fund does not limit its investments to the municipal obligations of any single state.

          The Fund is a diversified investment company, the Series is non-diversified. As a diversified fund, the Fund is required under the 1940 Act to spread its investments among more issuers.

          In all other material respects, the management policies of the Series and the Fund are the same. For a more complete discussion of the Series' or Fund's management policies, see "Goal/Approach" in the Series Prospectus or the Fund Prospectus, respectively.

          The Series is a separate portfolio of the Trust, which, like the Fund, is an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts.

          MAIN RISKS The risks associated with an investment in the Fund and Series are substantially similar and include interest rate, income, credit, market and call risks. As a result, the value of your investment in the Fund, as in the Series, will fluctuate, which means that you could lose money.

          The Series purchases primarily Georgia Municipal Obligations and, consequently, its portfolio is more sensitive to risks specific to that state. If there should be a default or other financial crisis relating to Georgia or an agency or municipality thereof, the market value and marketability of outstanding Georgia Municipal Obligations in the Series' portfolio and the interest income to the Series could be adversely affected. The Fund does not concentrate its investments in Georgia or any other state. The Series is non-diversified, which means that a relatively high percentage of Series' assets may be invested in a limited number of issuers. Therefore, its performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers than that of the Fund which is diversified.

          The Series and the Fund may invest up to 30% of the value of its net assets in higher yielding (and, therefore, higher risk) debt securities (commonly known as junk bonds). The market price and yield of these bonds are more volatile than those of higher rated bonds. Factors adversely affecting the market price and yield of these securities will adversely affect the Series' or Fund's net asset value. In addition, the retail secondary market for these bonds may be less liquid than that of higher rated bonds; adverse market conditions could make it difficult at times for the Series or Fund to sell certain securities or could result in lower prices than those used in calculating the Series' or Fund's net asset value.

          Although the objective of the Fund and Series is to generate income exempt from Federal income tax and, for the Series, from Georgia state income tax, interest from some of their holdings may be subject to the Federal alternative minimum tax.

          The Fund and Series, at times, may invest in certain derivatives, such as futures and options. Derivatives can be illiquid and highly volatile.

          See "Main Risks" in the relevant Prospectus for a more complete description of investment risks.

          SALES CHARGES. The schedule of the initial sales charge imposed on Class A shares and the CDSC imposed at the time of redemption of Class B and Class C shares for Series and Fund shares is identical. In addition, Series Class A shares and Fund Class A shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year after purchase are subject to the same CDSC. See in the relevant Prospectus "Account Policies-Buying Shares--Class A Shares" for a discussion of the initial sales charge and "Account Policies-Selling Shares--Contingent Deferred Sales Charge" for a discussion of the CDSC imposed on Class B and Class C shares.

          FEES AND EXPENSES. The following information concerning fees and expenses of the Series and Fund is derived from information set forth under the caption "Expenses" in the relevant Prospectus. The fees and expenses of the Series and Fund set forth below are for the fiscal year ended April 30, 1999, except that annual operating expenses for the Series have been restated to reflect an undertaking by Dreyfus, in effect from July 29, 1999 to April 30, 2000, to reduce its management fee or pay certain other expenses to the extent the Series' aggregate expenses, excluding 12b-1 distribution fees, taxes, brokerage, commitment fees, interest on borrowings and extraordingary expenses, exceed an annual rate of 0.89% of the Series' average daily net assets. This undertaking was voluntary and may be withdrawn by Dreyfus at any time. The "Pro Forma After Exchange" information is based on net assets and fund accruals of the Series and Fund as of February 29, 2000. Annual fund operating expenses are paid out of Fund assets, so their effect is reflected in the respective share price.

ANNUAL FUND
OPERATING EXPENSES (EXPENSES PAID FROM FUND ASSETS)
(percentage of average daily net assets):


                                                                           PRO FORMA
                                                                             AFTER
                                                                            EXCHANGE
                               SERIES                    FUND                FUND
                               CLASS A                  CLASS A              CLASS A
                               --------                 --------            ---------
Management fees                  .55%                    .55%                 .55%
Rule 12b-1 fee                   None                    None                 None
Shareholder services fee         .25%                    .25%                 .25%
Other expenses                   .19%                    .11%                 .19%
------------------------     -----------              ----------             --------
Total                            .99%                    .91%                 .99%
------------------------     -----------              ----------             --------
Less fee waivers                 .10%                     --                   --
------------------------     -----------              ----------             --------
Net expenses                     .89%                    .91%                 .99%

                                                                           PRO FORMA
                                                                             AFTER
                                                                            EXCHANGE
                               SERIES                    FUND                FUND
                               CLASS B                  CLASS B              CLASS B
                               --------                 --------            ---------

Management fees                  .55%                    .55%                 .55%
Rule 12b-1 fee                   .50%                    .50%                 .50%
Shareholder services fee         .25%                    .25%                 .25%
Other expenses                   .19%                    .11%                 .22%
-------------------------    -----------              ----------             --------
Total                           1.49%                   1.41%                1.52%
-------------------------    -----------              ----------             --------
Less fee waivers                 .10%                    --                    --
-------------------------    -----------              ----------             --------
Net expenses                    1.39%                  1.41%                 1.52%

                                                                           PRO FORMA
                                                                             AFTER
                                                                            EXCHANGE
                               SERIES                    FUND                FUND
                               CLASS C                  CLASS C              CLASS C
                               --------                 --------            ---------

Management fees                  .55%                    .55%                 .55%
Rule 12b-1 fee                   .75%                    .75%                 .75%
Shareholder services fee         .25%                    .25%                 .25%
Other expenses                   .44%                    .12%                 .19%
------------------------     -----------              ----------             --------
Total                           1.99%                   1.67%                1.74%
-------------------------    -----------              ----------             --------
Less fee waiver                  .35%                     --                   --
-------------------------    -----------              ----------             --------
Net expenses                    1.64%                  1.67%                 1.74%


EXAMPLE

          This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example if for comparison only.

                                                                                                     Fund Pro Forma After
                           Series                                    Fund                                   Exchange
             -----------------------------------    ---------------------------------         ------------------------------------
               Class A    Class B    Class C         Class A      Class B    Class C            Class A     Class B     Class C
                Shares     Shares*    Shares*         Shares      Shares*     Shares*           Shares      Shares*     Shares*
                ------     ------     ------          ------      ------      ------            ------      ------      -------
1 Year         $546       $552/      $302/ $202      $539       $545/        $270/            $546        $555/        $277/$177
                          $152                                  $145         $170                         $155

3 Years        $751       $771/      $624/           $727       $749/        $526/            $751        $780/        $548/$548
                          $471       $624                       $449         $526                         $480

5 Years        $972       $1,013/    $1,073/         $931       $976/        $907/            $972        $1,029/      $944/$944
                          $813       $1,073                     $776         $907                         $829

10 Years       $1,608     $1,521**/  $2,317/         $1,519     $1,436**/    $1,976/          $1,608      $1,539**/    $2,052/$2,052
                          $1,521**   $2,317                     $1,436**     $1,976                       $1,539**


------------------------------
*   With redemption/without redemption
**  Assumes conversion of Class B to Class A at end of sixth year following the date of purchase.

          PAST PERFORMANCE. The bar chart and table below show some of the risks of investing in the Fund. The bar chart shows the changes in the Fund's Class A performance from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower. The table compares the Fund's average annual total return to that of the Lehman Brothers Municipal Bond Index, a widely recognized, unmanaged index of municipal bond performance. The chart and table assume reinvestment of dividends and distributions. For performance information of the Series, see the Trust's Prospectus under the caption of "Georgia Series -- Past Performance." Of course, past performance is no guarantee of future results.

YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%) CLASS A SHARES OF THE FUND


              7.33%       13.89%      10.00%      14.40%      -6.41%      17.46%      3.96%      9.59%      4.48%      -5.82%
           ------------ ----------- ----------- ----------- ----------- ----------- ---------- ---------- ---------- -----------
               `90         `91         `92         `93         `94         `95         `96        `97        `98        `99

Best Quarter:                         Q1 `95                             +6.60%

Worst Quarter:                        Q1 `94                             -6.33%


The Fund's Class A year-to-date total return as of 3/31/00 was 2.03%.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/99


                                        Inception Date         1 Year           5 Years          10 Years        Since Inception
Class A Shares                            (11/26/86)           -10.05%           4.69%             6.11%                -

Class B Shares                            (1/15/93)            -9.84%            4.80%               -                4.53%

Class C Shares                            (7/13/95)            -7.38%              -                 -                3.04%

Lehman Brothers Municipal Bond                                 -2.06%            6.91%             6.89%              5.83%*
Index

--------------------
*   Based on the life of Class B. For comparative purposes, the value of the index on 12/31/92 is used as the beginning value on 1/15/93.


          INVESTMENT RESTRICTIONS. The 1940 Act requires that a relatively limited number of investment policies and restrictions be designated as fundamental policies that cannot be changed without shareholder approval. One such fundamental policy is a fund's classification as either a diversified or non-diversified investment company. The Fund is a diversified investment company which may not invest more than 5% of the value of its assets in the obligations of a single issuer, except that up to 25% of the value of the Fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased, without regard to any such limitation. The Series is a non-diversified investment company, meaning the proportion of the Series' assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. However, each seeks to meet the diversification requirements of the Internal Revenue Code and qualify as a regulated investment company. To meet Federal tax requirements, at the close of each quarter a fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of the total assets, not more than 5% of its total assets invested in any one issuer.

          In all other respects, the fundamental policies and investment restrictions of the Series and the Fund are identical.

          INVESTMENT ADVISER The investment adviser for the Fund and Series is Dreyfus, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $127 billion in over 160 mutual fund portfolios. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.5 trillion of assets under management, administration or custody, including approximately $485 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.

          PRIMARY PORTFOLIO MANAGERS. The primary portfolio manager for the Series is A. Paul Disdier, who has been employed by Dreyfus since February 1988. Mr. Disdier also serves as a portfolio manager for the Fund. The primary portfolio manager for the Fund is Samuel J. Weinstock, who has been employed by Dreyfus since March 1987. Mr. Weinstock also serves as a portfolio manager for the Series.

          BOARD MEMBERS. The Fund and Trust have the same Board members. For a description of the Board members, see the relevant Statement of Additional Information under the caption "Management of the Fund."

          CAPITALIZATION. Both the Series and the Fund have classified its respective shares into three classes--Class A, Class B and Class C. The following table sets forth as of February 29, 2000 (1) the capitalization of each class of the Series' shares, (2) the capitalization of each class of the Fund's shares and (3) the pro forma capitalization of each class of the Fund's shares, as adjusted showing the effect of the Exchange had it occurred on such date.


                                                                                                     PRO FORMA
                                                                                                       AFTER
                                                                                                      EXCHANGE
                                            SERIES                        FUND                         FUND
                                            CLASS A                      CLASS A                      CLASS A
                                           -------                      --------                     ---------
Total net assets.........               $11,704,689                  $366,611,483                 $378,316,172

Net asset value
  per share..............               $12.69                       $12.69                       $12.69

Shares outstanding.......                922,573                      28,882,310                   29,812,149

                                                                                                     PRO FORMA
                                                                                                       AFTER
                                                                                                      EXCHANGE
                                          SERIES                        FUND                         FUND
                                          CLASS B                      CLASS B                      CLASS B
                                          -------                      --------                     ---------

Total net assets.........               $6,784,345                   $58,483,555                  $65,267,900
Net asset value
  per share..............               $12.69                       $12.70                       $12.70

Shares outstanding.......                534,578                      4,606,145                    5,139,205

                                                                                                     PRO FORMA
                                                                                                       AFTER
                                                                                                      EXCHANGE
                                         SERIES                        FUND                          FUND
                                        CLASS C                      CLASS C                        CLASS C
                                        -------                      --------                      ---------

Total net assets.........               $86,957                      $4,595,069                     $4,682,026

Net asset value                         $12.68                       $12.71                         $12.71
  per share..............

Shares outstanding.......                6,859                        361,436                        368,373


          PURCHASE PROCEDURES. The purchase procedures of the Series and Fund are identical. See "Account Policies - Buying Shares" in the relevant Prospectus for a discussion of purchase procedures.

          DISTRIBUTION PLAN. Fund Class B shares and Fund Class C shares are subject to a Rule 12b-1 Plan which is identical to that adopted by the Series for its Class B and Class C shares. The Fund and Series each pay an annual fee to the distributor to finance the sale of Class B and Class C shares. Because this fee is paid out of the assets attributable to Class B and Class C on an ongoing basis, over time it will increase the cost of your investment in Class B or Class C shares of the Fund and Series and may cost you more than paying other types of sales charges. See "Distribution Plan and Shareholder Services Plan--Distribution Plan" in the relevant Statement of Additional Information for a discussion of the Rule 12b-1 Plan.

          SHAREHOLDER SERVICES PLAN. Fund Class A shares, Class B shares and Class C shares are subject to a Shareholder Services Plan which is identical to that adopted by the Series for its Class A, Class B and Class C shares. See "Distribution Plan and Shareholder Services Plan--Shareholder Services Plan" in the relevant Statement of Additional Information for a discussion of the Shareholder Services Plan.

          REDEMPTION PROCEDURES. The redemption procedures of the Series and Fund are identical. See "Account Policies - Selling Shares" in the relevant Prospectus for a discussion of redemption procedures.

          DISTRIBUTIONS. The dividend and distributions policies of the Series and Fund are identical. See "Distributions and Taxes" in the relevant Prospectus for a discussion of such policies.

          SHAREHOLDER SERVICES. The shareholder services offered by the Series and Fund are identical. See "Services for Fund Investors" in the relevant Prospectus for a description of shareholder services.

                            REASONS FOR THE EXCHANGE

          The Boards of Trustees of the Trust and the Fund have concluded that the Exchange is in the best interests of their respective shareholders. Each Board believes that the Exchange will permit shareholders to pursue substantially similar investment goals in a larger fund without diluting shareholders' interests. The Series has been unable to attract sufficient assets to operate efficiently as a separate series of the Trust without significant expense subsidization which Dreyfus has indicated it will not continue indefinitely. As of February 29, 2000, the Series had assets under management of approximately $18,575,991. The expense ratio of the Series after fee waivers and expense reimbursements by Dreyfus is lower than that of the Fund. However, Dreyfus has informed the Board that it does not intend to continue waiving fees and reimbursing other Series' expenses indefinitely. Without fee waivers and expense reimbursement, the Series' expense ratio is higher than that of the Fund. By combining the Series with the Fund, which has larger aggregate net assets, Series shareholders should obtain the benefits of economies of scale, which may result in a lower overall expense ratio (as compared to the expense ratio of the Series) through the spreading of fixed costs of fund operations over a somewhat larger asset base.

          In determining whether to recommend approval of the Exchange, each Board considered the following factors, among others: (1) the compatibility of the Series' and the Fund's investment objective, management policies and investment restrictions, as well as shareholder services offered by the Series and Fund; (2) the terms and conditions of the Exchange and whether the Exchange would result in dilution of shareholder interests; (3) expense ratios and published information regarding the fees and expenses of the Series and Fund, as well as the expense ratios of similar funds and the estimated expense ratio of the combined Fund; (4) the tax consequences of the Exchange; and (5) the estimated costs incurred by the Series and the Fund as a result of the Exchange. In addition, the Trust's Board considered the Series' inability to attract sufficient assets to operate efficiently without sufficient expense subsidization and Dreyfus's expressed intention not to continue such subsidization.

                         INFORMATION ABOUT THE EXCHANGE

          PLAN OF EXCHANGE. The following summary of the Plan is qualified in its entirety by reference to the form of Plan attached hereto as Exhibit A. The Plan provides that the Fund will acquire all of the assets of the Series, attributable to the Series' Class A, Class B and Class C shares, in exchange for Fund Class A, Class B and Class C shares, respectively, and the assumption by the Fund of the Series' stated liabilities on _______, 2000, or such later date as may be agreed upon by the parties (the "Closing Date"). The number of Fund shares to be issued to the Series will be determined on the basis of the relative net asset values per share and aggregate net assets of the corresponding Class of the Fund and the Series, generally computed as of the close of trading on the floor of the New York Stock Exchange (currently at 4:00 p.m., New York time) (except for options and futures contracts, if any, which will be valued 15 minutes after the close of trading) on the Closing Date. Portfolio securities of the Series and the Fund will be valued in accordance with the valuation practices of the Fund and Series, which are described under the caption "Account Policies-Buying Shares" in the relevant Prospectus and under the caption "Determination of Net Asset Value" in the relevant Statement of Additional Information.

          Prior to the Closing Date, the Series will declare a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Series' shareholders all of the Series' previously undistributed investment company taxable income, if any, for the taxable period ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the fiscal period ending on or prior to the Closing Date, and all of its previously undistributed net capital gain realized in the fiscal period ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

          As conveniently as practicable after the Closing Date, the Series will liquidate and distribute pro rata to its Class A, Class B and Class C shareholders of record as of the close of business on the Closing Date Fund Class A shares, Fund Class B shares and Fund Class C shares, respectively, received by it in the Exchange. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Fund in the name of each Series shareholder, each account representing the respective pro rata number of Fund shares due to the shareholder. After such distribution and the winding up of its affairs, the Series will be terminated as a series of the Trust. After the Closing Date, any outstanding certificates representing Series shares will represent Fund shares distributed to the record holders of the Series. Upon presentation to the transfer agent of the Fund, Series share certificates will be exchanged for Fund share certificates, at the applicable exchange rate. Certificates for Fund shares will be issued only upon the investor's written request.

          The Plan may be amended at any time prior to the relevant Exchange. The Trust will provide Series shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Series and Fund under the Plan are subject to various conditions, including approval by Series shareholders holding the requisite number of Series shares and the continuing accuracy of various representations and warranties of the Series and the Fund being confirmed by the respective parties.

          The total expenses of the Exchange are expected to be approximately $35,200, which will be borne pro rata according to the aggregate net assets of the Fund and Series on the date of the Exchange.

          If the Exchange is not approved by the Series' shareholders, the Trust's Board will consider other appropriate courses of action, including liquidating the Series.

          TEMPORARY SUSPENSION OF CERTAIN OF THE SERIES' INVESTMENT RESTRICTIONS. Since certain of the Series' existing investment restrictions could preclude the Series from consummating the Exchange in the manner contemplated in the Plan, Series shareholders are requested to authorize the temporary suspension of certain investment restrictions which restrict the Series' ability to (i) purchase securities other than municipal obligations and taxable investments (as defined in the Series Statement of Additional Information) and (ii) invest more than 25% of its total assets in the securities of issuers in any single industry, as set forth in the Series Statement of Additional Information, as well as the temporary suspension of any other investment restriction of the Series to the extent necessary to permit the consummation of the Exchange. The temporary suspension of the Series' investment restrictions will not affect the investment restrictions of the Fund. A vote in favor of the Proposal is deemed to be a vote in favor of the temporary suspensions.

          FEDERAL INCOME TAX CONSEQUENCES. The exchange of the Series' assets for Fund shares is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition to the closing of the Exchange, the Fund and Series will receive the opinion of Stroock & Stroock & Lavan, LLP, counsel to the Fund and the Series, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for Federal income tax purposes: (1) the transfer of all of the Series' assets in exchange for Fund shares and the assumption by the Fund of the Series' liabilities will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) with respect to the Series; (2) no gain or loss will be recognized by the Fund upon the receipt of the Series' assets solely in exchange for Fund shares and the assumption by the Fund of liabilities of the Series; (3) no gain or loss will be recognized by the Series upon the transfer of its assets to the Fund in exchange for Fund shares and the assumption by the Fund of the Series' liabilities or upon the distribution (whether actual or constructive) of Fund shares to Series shareholders in exchange for their Series shares; (4) no gain or loss will be recognized by the Series shareholders upon the exchange of Series shares for Fund Shares; (5) the aggregate tax basis for Fund shares received by each Series shareholder pursuant to the Exchange will be the same as the aggregate tax basis for Series shares held by such shareholder immediately prior to the Exchange, and the holding period of Fund shares to be received by the Series shareholder will include the period during which Series shares surrendered in exchange therefor were held by such shareholder (provided Series shares were held as capital assets on the date of the Exchange); and (6) the tax basis of Series assets acquired by the Fund will be the same as the tax basis of such assets to the Series immediately prior to the Exchange, and the holding period of Series assets in the hands of the Fund will include the period during which those assets were held by the Series.

          NEITHER THE SERIES NOR THE FUND HAS SOUGHT A TAX RULING FROM THE INTERNAL REVENUE SERVICE ("IRS"). THE OPINION OF COUNSEL IS NOT BINDING ON THE IRS NOR DOES IT PRECLUDE THE IRS FROM ADOPTING A CONTRARY POSITION. Series shareholders should consult their tax advisers regarding the effect, if any, of the proposed Exchange in light of their individual circumstances. Since the foregoing discussion relates only to the Federal income tax consequences of the Exchange, Series shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Exchange. REQUIRED VOTE AND BOARD'S RECOMMENDATION

          The Trust's Board has approved the Plan and the Exchange and has determined that (i) participation in the Exchange is in the Series' best interests and (ii) the interests of shareholders of the Series will not be diluted as a result of the Exchange. Pursuant to the Trust's charter documents, an affirmative vote of a majority of the Series' shares outstanding and entitled to vote is required to approve the Plan and the Exchange.

                               THE TRUST'S BOARD,
   INCLUDING THE "NON-INTERESTED" BOARD MEMBERS, RECOMMENDS THAT THE SERIES'
         SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PLAN AND THE EXCHANGE.


                ADDITIONAL INFORMATION ABOUT THE FUND AND SERIES

          Information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund Prospectus forming a part of the Registration Statement on Form N-1A (File No. 33-7496). Information about the Series is incorporated by reference into this Prospectus/Proxy Statement from the Series Prospectus forming a part of the Trust's Registration Statement on Form N-1A (File No. 33-10238).

          The Fund and Series are subject to the requirements of the 1940 Act, and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Fund or Series may be inspected and copied at the Public Reference Facilities of the Commission at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549 and at the Northeast regional office of the Commission at 7 World Trade Center, Suite 1300, New York, New York 10048. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

                               VOTING INFORMATION

          In addition to the use of the mails, proxies may be solicited personally, by telephone or by telegraph, and the Series may pay persons holding its Series shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited, the shareholder will be asked to provided his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the shareholder has received the Fund's proxy statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Series a written notice or revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

          If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Series shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Series shares represented thereby will be considered to be present at a Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. For this reason, abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the Proposal.

          In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the Proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Series shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the Proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the Proposal against any adjournment. A quorum is constituted with respect to the Series by the presence in person or by proxy of the holders of more than 30% of the outstanding Series shares entitled to vote at the Meeting.

          The votes of the Fund's shareholders are not being solicited since their approval or consent is not necessary for the Exchange.

          As of April 12, 2000, the following were known by the Trust to own of record 5% or more of the outstanding voting shares of the Series and indicated
Class:


               NAME AND ADDRESS                PERCENTAGE OUTSTANDING
               ----------------                -----------------------
                                               Before             After
                                              Exchange           Exchange
                                              --------           ---------
CLASS A

MLPF & S FOR THE SOLE BENEFIT                 10.0182%             0.3143%
OF ITS CUSTOMERS                              Shares               Shares
ATTN FUND ADMINISTRATION
A/C 97AG6
4800 DEER LAKE DR E FL 3
JACKSONVILLE, FL 32246-6484

CLASS B

BRIAN O JORDAN &                              16.2206%             1.8137%
PAMELA B JORDAN JT WROS                       Shares               Shares
1050 BEDFORD GARDENS DR
ALPHARETTA, GA 30022-6276

MLPF & S FOR THE SOLE BENEFIT                 13.7829%             1.5412%
OF ITS CUSTOMERS                              Shares               Shares
ATTN FUND ADMINISTRATION
A/C 97AL3
4800 DEER LAKE DR E FL 3
JACKSONVILLE, FL 32246-6484

FIRST CLEARING CORPORATION                    12.1464%             1.3582%
A/C 3433-7581                                 Shares               Shares
FRAZIER WATSON FRANKLIN AND
BETTY C FRANKLIN  JTWROS
331 COVERED BRIDGE PL SW
SMYRNA, GA 30082-3607

NFSC FEBO  # G1R-135429                        9.6820%             1.0826%
WALLACE F MARTIN                               Shares              Shares
SARA P FLOWER
163 SWEETGUM ROAD
LAWRENCEVILLE, GA 30045

NFSC FEBO  # G1R-137774                        6.7589%             0.7558%
ZACK Z MARTIN                                  Shares              Shares
PO BOX 803
LAWRENCEVILLE, GA 30245

DONALDSON LUFKIN JENRETTE                      5.9359%             0.6637%
SECURITIES CORPORATION INC.                    Shares              Shares
P. O. BOX 2052
JERSEY CITY, NJ 07303-9998

CLASS C

MARTHA S STEPHENSON TTEE                      64.4126%             1.2827%
ELISSA CLAIRE STEPHANSON IRREV                Shares               Shares
TRUST U/A DTD 2/17/84
FBO ELISSA CLAIRE STEPHENSON
531 LITTLE JOHN DR
LILBURN, GA  30047-6008

PAINEWEBBER FOR THE BENEFIT OF                21.8421%             0.4350%
GEORGE H. SANDERLIN                           Shares               Shares
2285 PEACHTREE RD NE  APT #404
ATLANTA, GA 30309-1117

MLPF &S FOR THE SOLE BENEFIT                  12.4759%             0.2484%
OF ITS CUSTOMERS                              Shares               Shares
ATTN FUND ADMINISTRATION
A/C 97JF2
4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484

          As of April 12, 2000, the following were known by the Fund to own of record 5% or more of the outstanding voting shares of the indicated Class:


               NAME AND ADDRESS                PERCENTAGE OUTSTANDING
               ----------------                -----------------------
                                               Before             After
                                              Exchange           Exchange
                                              --------           ---------
CLASS A

None                                          None                 None

CLASS B

MLPF & S FOR THE SOLE BENEFIT                 13.9098%             12.3544%
OF ITS CUSTOMERS                              Shares               Shares
ATTN FUND ADMINISTRATION
A/C 97AH1
4800 DEER LAKE DR E FL 3
JACKSONVILLE, FL 32246-6484

CLASS C

MLPF & S FOR THE SOLE BENEFIT                 49.1569%             48.1780%
OF ITS CUSTOMERS                              Shares               Shares
ATTN FUND ADMINISTRATION
A/C 97HU1
4800 DEER LAKE DR E FL 3
JACKSONVILLE, FL 32246-6484

NORWEST INVESTMENT SERVICES, INC.             6.8833%              6.7462%
FBO 020973011                                 Shares               Shares
NORTHSTAR BUILDING EAST - 9TH FLOOR
608 SECOND AVENUE, SOUTH
MINNEAPOLIS MN 554790162

          As of April 12, 2000, Trustees and officers of the Fund, as a group, owned less than 1% of the Fund's outstanding shares. As of April 12, 2000, Trustees and officers of Trust, as a group, owned less than 1% of the Series' outstanding shares.

                        FINANCIAL STATEMENTS AND EXPERTS

          The audited financial statements of the Series, and the audited financial statements of the Fund each for the fiscal year ended April 30, 1999, have been incorporated herein by reference in reliance upon the authority of the reports given by Ernst & Young LLP, the Fund's and Series' independent auditors, as experts in accounting and auditing. In addition, the unaudited financial statements of the Fund and Series, each for the six months ended October 31, 1999, also have been incorporated herein by reference.

                                  OTHER MATTERS

          The Trust's Trustees are not aware of any other matters which may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

               NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
                               AND THEIR NOMINEES

          Please advise the Trust, in care of Dreyfus Transfer, Inc., Attention:
Dreyfus Premier State Municipal Bond Fund, P.O. Box 9671, Providence, Rhode Island 02940-9671 whether other persons are the beneficial owners of Series shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Series shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN EACH PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

                                    EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

          AGREEMENT AND PLAN OF REORGANIZATION dated April 12, 2000 (the "Agreement"), between DREYFUS PREMIER STATE MUNICIPAL BOND FUND, a Massachusetts business trust (the "Trust"), on behalf of its GEORGIA SERIES (the "Series") and DREYFUS PREMIER MUNICIPAL BOND FUND, a Massachusetts business trust (the "Fund").

          This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Series, attributable to the Series' Class A, Class B and Class C shares, in exchange solely for Class A shares ("Fund Class A Shares"), Class B shares ("Fund Class B Shares") and Class C shares ("Fund Class C Shares" and, together with Fund Class A Shares and Fund Class B Shares, the "Fund Shares"), respectively, of beneficial interest, par value $.001 per share, of the Fund and the assumption by the Fund of certain liabilities of the Series and the distribution, after the Closing Date hereinafter referred to, of the Fund Shares to the shareholders of the Series in liquidation of the Series as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

          WHEREAS, the Series is a non-diversified series of the Trust, a registered, open-end management investment company, and the Fund is a registered, diversified, open-end management investment company, and the Series owns securities which are assets of the character in which the Fund is permitted to invest;

          WHEREAS, both the Fund and the Series are authorized to issue their shares of beneficial interest;

          WHEREAS, the Board of the Fund has determined that the exchange of all of the assets of the Series and certain liabilities of the Series, attributable to the Series' Class A, Class B and Class C shares, for Fund Class A Shares, Fund Class B Shares and Fund Class C Shares, respectively, and the assumption of such liabilities is in the best interests of the Fund's shareholders and that the interests of the Fund's existing shareholders would not be diluted as a result of this transaction; and

          WHEREAS, the Board of the Trust has determined that the exchange of all of the assets and certain of the liabilities of the Series, attributable to the Series' Class A, Class B and Class C shares, for Fund Class A Shares, Fund Class B Shares and Fund Class C Shares, respectively, and the assumption of such liabilities is in the best interests of the Series' shareholders and that the interests of the Series' existing shareholders would not be diluted as a result of this transaction:

          NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

     1. TRANSFER OF ASSETS OF THE SERIES IN EXCHANGE FOR THE FUND SHARES AND ASSUMPTION OF SERIES LIABILITIES AND LIQUIDATION OF THE SERIES.

          1.1 Subject to the terms and conditions contained herein, the Series agrees to assign, transfer and convey to the Fund all of the assets of the Series, including all securities and cash (subject to liabilities), attributable to the Series' Class A, Class B and Class C shares, and the Fund agrees in exchange therefor (i) to deliver to the Series the number of Fund Shares, including fractional Fund Shares, determined as set forth in paragraph 2.3; and
(ii) to assume certain liabilities of the Series, as set forth in paragraph 1.2. Such transactions shall take place at the closing (the "Closing") on the closing date (the "Closing Date") provided for in paragraph 3.1. In lieu of delivering certificates for the Fund Shares, the Fund shall credit the Fund Shares to the Series' account on the books of the Fund and shall deliver a confirmation thereof to the Series.

          1.2 The Series will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Series prepared by The Dreyfus Corporation, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Fund shall assume only those liabilities of the Series reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

          1.3 Delivery of the assets of the Series to be transferred shall be made on the Closing Date and shall be delivered to The Bank of New York, 100 Church Street, New York, New York 10286, the Fund's custodian (the "Custodian"), for the account of the Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Fund.

          1.4 The Series will pay or cause to be paid to the Fund any interest received on or after the Closing Date with respect to assets transferred to the Fund hereunder. The Series will transfer to the Fund any distributions, rights or other assets received by the Series after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in assets transferred to the Fund on the Closing Date and shall not be separately valued.

          1.5 As soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Series will liquidate and distribute pro rata to the Series' Class A, Class B and Class C shareholders of record, determined as of the close of business on the Closing Date (the "Series Shareholders"), Fund Class A Shares, Fund Class B Shares and Class C Shares, respectively, received by the Series pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the applicable Fund Shares then credited to the account of the Series on the books of the Fund to open accounts on the share records of the Fund in the names of the Series Shareholders and representing the respective pro rata number of the applicable Fund Shares due such shareholders. All issued and outstanding shares of the Series simultaneously will be canceled on the books of the Series.

          1.6 Ownership of Fund Shares will be shown on the books of the Fund's transfer agent. Shares of the Fund will be issued in the manner described in the Fund's current prospectus and statement of additional information.

          1.7 Any transfer taxes payable upon issuance of the Fund Shares in a name other than the registered holder of the Fund shares on the books of the Series as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Fund Shares are to be issued and transferred.

          1.8 Any reporting responsibility of the Series is and shall remain the responsibility of the Series up to and including the Closing Date and such later date on which the Series' existence is terminated.

          2. VALUATION.

          2.1 The value of the Series' assets to be acquired by the Fund hereunder shall be the value of such assets computed as of the close of trading on the floor of the New York Stock Exchange (currently, 4:00 p.m., New York time), except that options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange, on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Fund's Trust Agreement and then-current prospectus or statement of additional information.

          2.2 The net asset value of a Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Fund's Trust Agreement and then-current prospectus or statement of additional information.

          2.3 The number of Fund Class A Shares, Fund Class B Shares and Fund Class C Shares to be issued (including fractional shares, if any) in exchange for the Series' net assets shall be determined by dividing the value of the net assets of the applicable Class of the Series determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Fund Class A Share, Fund Class B Share or Fund Class C Share, as the case may be, determined in accordance with paragraph 2.2.

          2.4 All computations of value shall be made in accordance with the regular practices of the Fund.

     3    CLOSING AND CLOSING DATE.

          3.1 The Closing Date shall be ______, 2000, or such later date as the parties may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be held at 10:00 a.m., New York time, at the offices of The Dreyfus Corporation, 200 Park Avenue, New York, New York, or such other time and/or place as the parties may mutually agree.

          3.2 The Custodian shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Series' portfolio securities, cash and any other assets have been delivered in proper form to the Fund within two business days prior to or on the Closing Date; and (b) all necessary taxes including all applicable stock transfer stamps have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities.

          3.3 If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Fund or the Series shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Fund or the Series is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

          3.4 The transfer agent for the Series shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Series Class A, Class B, and Class C Shareholders and the number and percentage ownership of outstanding Class A, Class B and Class C shares, respectively, owned by each such shareholder immediately prior to the Closing. The Fund shall issue and deliver a confirmation evidencing the Fund Shares to be credited on the Closing Date to the Secretary of the Series, or provide evidence satisfactory to the Series that such Fund Shares have been credited to the Series' account on the books of the Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

     4.   REPRESENTATIONS AND WARRANTIES.

          4.1 The Trust represents and warrants to the Fund as follows:

               (a) The Series is a series of the Trust, a business trust duly organized and validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry out this Agreement.

               (b) The Series is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, non-diversified, management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

               (c) The Series is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Trust's Agreement and Declaration of Trust dated March 12, 1992, as the same may have been amended (the "Charter"), or its Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Series is a party or by which it is bound.

               (d) The Series has no material contracts or other commitments outstanding (other than this Agreement) which will be terminated with liability to it on or prior to the Closing Date.

               (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Series or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Series knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

               (f) The Statements of Assets and Liabilities of the Series for the five fiscal years ended April 30, 1999 have been audited by Ernst & Young LLP, independent auditors, and are in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Series as of such dates, and there are no known contingent liabilities of the Series as of such dates not disclosed therein.

               (g) Since April 30, 1999, there has not been any material adverse change in the Series' financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Series of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in Section 1.2 hereof.

               (h) At the Closing Date, all Federal and other tax returns and reports of the Series required by law to have been filed by such dates shall have been filed, and all Federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Trust's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

               (i) For each fiscal year of its operation, the Series has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

               (j) All issued and outstanding shares of the Series are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Series. All of the issued and outstanding shares of the Series will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph
3.4. The Series does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Series shares, nor is there outstanding any security convertible into any of the Series shares.

               (k) On the Closing Date, the Series will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

               (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trust's Board and, subject to the approval of the Series Shareholders, this Agreement will constitute the valid and legally binding obligation of the Series, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

               (m) The proxy statement of the Trust, on behalf of the Series (the "Proxy Statement"), included in the Registration Statement referred to in paragraph 5.5 (other than information therein that has been furnished by the Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

          4.2 The Fund represents and warrants as follows:

               (a) The Fund is a business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has power to carry on its business as it is now being conducted and to carry out this Agreement.

               (b) The Fund is registered under the 1940 Act as an open-end, diversified management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

               (c) The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

               (d) The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Fund's Agreement and Declaration of Trust (the "Trust Agreement") or its Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which it is bound.

               (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

               (f) The Statements of Assets and Liabilities of the Fund for the ten fiscal years ended April 30, 1999 have been audited by Ernst & Young LLP, independent auditors, and are in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Series) fairly reflect the financial condition of the Fund as of such dates.

               (g) Since April 30, 1999 there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in Section 4.2(f) hereof.

               (h) At the Closing Date, all Federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all Federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof.

               (i) For each fiscal year of its operation, the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

               (j) All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund Shares, nor is there outstanding any security convertible into any Fund Shares.

               (k) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Fund's Trustees and shareholders, and this Agreement will constitute the valid and legally binding obligation of the Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

               (l) The Proxy Statement included in the Registration Statement (only insofar as it relates to the Fund and is based on information furnished by the Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

     5.   COVENANTS OF THE FUND AND THE SERIES.

          5.1 The Fund and the Series each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and distributions.

          5.2 The Trust will call a meeting of the Series Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

          5.3 Subject to the provisions of this Agreement, the Fund and the Series will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

          5.4 As promptly as practicable, but in any case within sixty days after the Closing Date, the Series shall furnish the Fund, in such form as is reasonably satisfactory to the Fund, a statement of the earnings and profits of the Series for Federal income tax purposes which will be carried over to the Fund as a result of Section 381 of the Code and which will be certified by the Trust's President or its Vice President and Treasurer.

          5.5 The Trust will provide the Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement, referred to in paragraph 4.1(m), all to be included in a Registration Statement on Form N-14 of the Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act in connection with the meeting of the Series Shareholders to consider approval of this Agreement and the transactions contemplated herein.

          5.6 The Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

     6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

          The obligations of the Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Series of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

          6.1 All representations and warranties of the Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

          6.2 The Series shall have delivered to the Fund a statement of the Series' assets and liabilities, together with a list of the Series' portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Trust.

          6.3 The Trust shall have delivered to the Fund on the Closing Date a certificate executed in its name by the Trust's President or Vice President and its Treasurer, in form and substance satisfactory to the Fund, to the effect that the representations and warranties of the Trust made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

     7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SERIES.

          The obligations of the Series to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

          7.1 All representations and warranties of the Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

          7.2 The Fund shall have delivered to the Series on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Series, to the effect that the representations and warranties of the Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

     8.   FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND AND THE
          SERIES.

          If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Series or the Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

          8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Series in accordance with the provisions of the Trust's Charter.

          8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

          8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state Blue Sky and securities authorities) deemed necessary by the Fund or the Series to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Series, provided that either party hereto may for itself waive any of such conditions.

          8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

          8.5 The Series shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Series Shareholders all of the Series' investment company taxable income for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods ending on or prior to the Closing Date; and all of its net capital gain realized in all taxable years ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

          8.6 The parties shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that for Federal income tax purposes:

               (a) The transfer of all or substantially all of the Series' assets in exchange for the Fund Shares and the assumption by the Fund of certain identified liabilities of the Series will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code; (b) No gain or loss will be recognized by the Fund upon the receipt of the assets of the Series solely in exchange for the Fund Shares and the assumption by the Fund of certain identified liabilities of the Series; (c) No gain or loss will be recognized by the Series upon the transfer of the Series' assets to the Fund in exchange for the Fund Shares and the assumption by the Fund of certain identified liabilities of the Series or upon the distribution (whether actual or constructive) of the Fund Shares to Series Shareholders in exchange for their shares of the Series;
(d) No gain or loss will be recognized by the Series Shareholders upon the exchange of their Series shares for the Fund Shares; (e) The aggregate tax basis for the Fund Shares received by each of the Series Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Series shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Fund Shares to be received by each Series Shareholder will include the period during which the Series shares exchanged therefor were held by such shareholder (provided the Series shares were held as capital assets on the date of the Reorganization); and (f) The tax basis of the Series assets acquired by the Fund will be the same as the tax basis of such assets to the Series immediately prior to the Reorganization, and the holding period of the assets of the Series in the hands of the Fund will include the period during which those assets were held by the Series.

          No opinion will be expressed as to the effect of the reorganization on
(i) the Series or the Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for Federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any shareholder of the Series that is required to recognize unrealized gains and losses for Federal income tax purposes under a mark-to-market system of accounting.

     9. TERMINATION OF AGREEMENT.

          9.1 This Agreement and the transaction contemplated hereby may be terminated and abandoned by resolution of the Board of the Trust or of the Fund, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Series Shareholders) if circumstances should develop that, in the opinion of either of the parties' Board, make proceeding with the Agreement inadvisable.

          9.2 If this Agreement is terminated and the transaction contemplated hereby is abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the trustees, officers or shareholders of the Fund or of the Trust, as the case may be, in respect of this Agreement, except that the parties shall bear the aggregate expenses of the transaction contemplated hereby in proportion to their respective net assets as of the date this Agreement is terminated or the exchange contemplated hereby is abandoned.

    10.  WAIVER.

          At any time prior to the Closing Date, any of the foregoing conditions may be waived by the Board of the Fund or of the Trust if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or of the Series, as the case may be.

     11. MISCELLANEOUS.

          11.1 None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

          11.2 This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

          11.3 This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Fund and the Series shall be governed and construed in accordance with the internal laws of The Commonwealth of Massachusetts without giving effect to principles of conflict of laws.

          11.4 This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

          11.5 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

          11.6 (a) The names "Dreyfus Premier Municipal Bond Fund" and "Trustees of Dreyfus Premier Municipal Bond Fund" refer respectively to the Fund and its Trustees, as trustees but not individually or personally, acting from time to time under the Trust Agreement, a copy of which is on file at the office of the Secretary of The Commonwealth of Massachusetts and at the principal office of the Fund. The obligations of the Fund entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Fund personally, but bind only the Fund's property, and all persons dealing with any class of shares of the Fund must look solely to the Fund's property belonging to such class for the enforcement of any claims against the Fund.

          (b) The names "Dreyfus Premier State Municipal Bond Fund" and "Trustees of Dreyfus Premier State Municipal Bond Fund" refer respectively to the Trust and its Trustees, as trustees but not individually or personally, acting from time to time under the Charter, a copy of which is on file at the office of the Secretary of The Commonwealth of Massachusetts and at the principal office of the Trust. The obligations of the Trust entered into in the name or on behalf of the Series by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the Series' property, and all persons dealing with the Series' class of shares of the Trust must look solely to the Series' property belonging to such class for the enforcement of any claims against the Series.

          11.7 Any references in this Agreement to actions taken, deliveries by or to, representations and warranties made by or to, or obligations of, the Series shall be deemed references to actions taken, deliveries by or to, representations and warranties made by or to, or obligations of, the Trust on behalf of the Series.

          IN WITNESS WHEREOF, the Fund and the Trust have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

                                    DREYFUS PREMIER MUNICIPAL BOND FUND

                                    By:
                                       --------------------------------
                                       Stephen E. Canter,
                                       President


ATTEST:
       ---------------------------
         Steven F. Newman,
         Secretary



                                   DREYFUS PREMIER STATE
                                   MUNICIPAL BOND FUND, on
                                   behalf of its Georgia Series


                                   By:
                                      -----------------------------
                                       Stephen E. Canter,
                                       President


ATTEST:
       ------------------------
         Steven F. Newman,
         Secretary

                    DREYFUS PREMIER STATE MUNICIPAL BOND FUND
                                 GEORGIA SERIES

          The undersigned shareholder of the Georgia Series (the "Series") of Dreyfus Premier State Municipal Bond Fund (the "Trust") hereby appoints James Bitetto and Janette E. Farragher, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Series standing in the name of the undersigned at the close of business on May 15, 2000, at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, at 10:00 a.m. on Tuesday, July 25, 2000, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

          Please mark boxes in blue or black ink.

          1. To approve an Agreement and Plan of Reorganization between the Series and Dreyfus Premier Municipal Bond Fund (the "Fund"), providing for the transfer of all of the assets of the Series, subject to its liabilities, attributable to its Class A, Class B and Class C shares in exchange for Class A, Class B and Class c shares, respectively, of the Fund and the assumption by the Fund of the Series' liabilities, and the pro rata distribution of those shares to Series' shareholders and subsequent termination of the Series.

         FOR                       AGAINST                    ABSTAIN

        [   ]                      [   ]                       [   ]

          2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE TRUST'S BOARD OF TRUSTEES AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

                           Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

                                               Dated:___________, 2000


                                               _____________________________
                                                     Signature(s)


                                               _____________________________
                                                     Signature(s)
Sign, Date and Return the Proxy Card
  Promptly Using the Enclosed Envelope

                       DREYFUS PREMIER MUNICIPAL BOND FUND

                       STATEMENT OF ADDITIONAL INFORMATION
                               ________ ___, 2000
                            Transfer of the Assets of
                    DREYFUS PREMIER STATE MUNICIPAL BOND FUND
                                 Georgia Series

                                 200 Park Avenue
                            New York, New York 10166
                                 1-800-654-6561

                        To and in Exchange for Shares of
                       DREYFUS PREMIER MUNICIPAL BOND FUND

                                 200 Park Avenue
                            New York, New York 10166
                                 1-800-654-6561

          This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated ______, 2000, relating specifically to the proposed transfer of all of the assets and liabilities of the Georgia Series of Dreyfus Premier State Municipal Bond Fund in exchange for shares of Dreyfus Premier Municipal Bond Fund. The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following described documents, each of which is attached hereto and incorporated herein by reference:

          1. The Statement of Additional Information of Dreyfus Premier Municipal Bond Fund dated September 1, 1999.

          2. The Statement of Additional Information of Dreyfus Premier State Municipal Bond Fund dated September 1, 1999.

          3. Annual Report of Dreyfus Premier Municipal Bond Fund for the fiscal year ended April 30, 1999.

          4. Semi-Annual Report of Dreyfus Premier Municipal Bond Fund for the six month period ended October 31, 1999.

          5. Annual Report of Dreyfus Premier State Municipal Bond Fund
     - Georgia Series - for the fiscal year ended April 30, 1999.

          6. Semi-Annual Report of Dreyfus Premier State Municipal Bond Fund
     - Georgia Series - for the six month period ended October 31, 1999.

          The Prospectus/Proxy Statement dated _______, 2000 may be obtained by writing to Dreyfus Premier Municipal Bond Fund 200 Park Avenue, New York, New York 10166.

------------------------------------------------------------------------------

                       DREYFUS PREMIER MUNICIPAL BOND FUND
                       CLASS A, CLASS B AND CLASS C SHARES
                       STATEMENT OF ADDITIONAL INFORMATION
                                SEPTEMBER 1, 1999

-------------------------------------------------------------------------------

          This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus Premier Municipal Bond Fund (the "Fund"), dated September 1, 1999, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call 1-800-554-4611.

          The Fund's most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.


                                TABLE OF CONTENTS
                                                                         PAGE

Description of the Fund...................................................B-2
Management of the Fund....................................................B-16
Management Arrangements...................................................B-20
How to Buy Shares.........................................................B-23
Distribution Plan and Shareholder Services Plan...........................B-28
How to Redeem Shares......................................................B-30
Shareholder Services......................................................B-34
Determination of Net Asset Value..........................................B-38
Dividends, Distributions and Taxes........................................B-39
Portfolio Transactions....................................................B-41
Performance Information...................................................B-42
Information About the Fund................................................B-44
Counsel and Independent Auditors..........................................B-46
Appendix................................................................. B-47

                             DESCRIPTION OF THE FUND

          The Fund is a Massachusetts business trust that commenced operations on November 26, 1987. The Fund is an open-end management investment company, known as a municipal bond fund. The Fund is a diversified fund, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer.

          The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser.

          Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares.

CERTAIN PORTFOLIO SECURITIES

          The following information supplements and should be read in conjunction with the Fund's Prospectus.

          MUNICIPAL OBLIGATIONS. The Fund will invest at least 80% of the value of its net assets (except when maintaining a temporary defensive position) in Municipal Obligations. Municipal Obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, the interest from which, in the opinion of bond counsel to the issuer, is exempt from Federal income tax. Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Obligations bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the Municipal Obligation's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain Municipal Obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related Municipal Obligation and purchased and sold separately.

          The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation and rating of the issue.

          CERTAIN TAX EXEMPT OBLIGATIONS. The Fund may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Fund will meet the quality criteria established for the purchase of Municipal Obligations.

          TAX EXEMPT PARTICIPATION INTERESTS. The Fund may purchase from financial institutions participation interests in Municipal Obligations (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Fund's Board has determined meets prescribed quality standards for banks, or the payment obligation otherwise will be collateralized by U.S. Government securities. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the Municipal Obligation, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.

          Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with Municipal Obligations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The staff of the Securities and Exchange Commission currently considers certain lease obligations to be illiquid. Determination as to the liquidity of such securities is made in accordance with guidelines established by the Fund's Board. Pursuant to such guidelines, the Board has directed the Manager to monitor carefully the Fund's investment in such securities with particular regard to: (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and (5) such other factors concerning the trading market for the lease obligation as the Manager may deem relevant. In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the Fund's Board has directed the Manager to consider: (a) whether the lease can be canceled; (b) what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (e) the legal recourse in the event of failure to appropriate; and (f) such other factors concerning credit quality as the Manager may deem relevant. The Fund will not invest more than 15% of the value of its net assets in lease obligations that are illiquid and in other illiquid securities. See "Investment Restriction No. 12" below.

          TENDER OPTION BONDS. The Fund may purchase tender option bonds. A tender option bond is a Municipal Obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. The Manager, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Obligation, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligation and for other reasons.

          The Fund will purchase tender option bonds only when it is satisfied that the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax exempt status of the underlying Municipal Obligations and that payment of any tender fees will not have the effect of creating taxable income for the Fund. Based on the tender option bond agreement, the Fund expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.

          CUSTODIAL RECEIPTS. The Fund may purchase custodial receipts representing the right to receive certain future principal and interest payments on Municipal Obligations which underlie the custodial receipts. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of Municipal Obligations deposits such obligations with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Obligations. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted, and ownership changes, based on an auction mechanism. This class's interest rate generally is expected to be below the coupon rate of the underlying Municipal Obligations and generally is at a level comparable to that of a Municipal Obligation of similar quality and having a maturity equal to the period between interest rate adjustments. The second class bears interest at a rate that exceeds the interest rate typically borne by a security of comparable quality and maturity; this rate also is adjusted, but in this case inversely to changes in the rate of interest of the first class. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Obligations. The value of the second class and similar securities should be expected to fluctuate more than the value of a Municipal Obligation of comparable quality and maturity and their purchase by the Fund should increase the volatility of its net asset value and, thus, its price per share. These custodial receipts are sold in private placements. The Fund also may purchase directly from issuers, and not in a private placement, Municipal Obligations having characteristics similar to custodial receipts. These securities may be issued as part of a multi-class offering and the interest rate on certain classes may be subject to a cap or floor.

          STAND-BY COMMITMENTS. The Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, the Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The Fund will acquire stand-by commitments solely to facilitate its portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable. The Fund also may acquire call options on specific Municipal Obligations. The Fund generally would purchase these call options to protect the Fund from the issuer of the related Municipal Obligation redeeming, or other holder of the call option from calling away, the Municipal Obligation before maturity. The sale by the Fund of a call option that it owns on a specific Municipal Obligation could result in the receipt of taxable income by the Fund.

          ZERO COUPON SECURITIES. The Fund may invest in zero coupon securities which are debt securities issued or sold at a discount from their face value which do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date). The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.

          RATINGS OF MUNICIPAL OBLIGATIONS. The Fund will invest at least 70% of the value of its net assets in Municipal Obligations which, in the case of bonds, are rated no lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P") or Fitch IBCA, Inc. ("Fitch" and, together with Moody's and S&P, the "Rating Agencies"). The Fund may invest up to 30% of the value of its net assets in Municipal Obligations which, in the case of bonds, are rated lower than Baa by Moody's and BBB by S&P and Fitch and as low as the lowest rating assigned by the Rating Agencies. The Fund also may invest in securities which, while not rated, are determined by the Manager to be of comparable quality to the rated securities in which the Fund may invest; for purposes of the 70% requirement described in this paragraph, such unrated securities will be considered to have the rating so determined.

          The average distribution of investments (at value) in Municipal Obligations (including notes) by ratings for the fiscal year ended April 30, 1999, computed on a monthly basis, was as follows:

                                                                     Percentage
FITCH         or        MOODY'S              or       S&P             OF VALUE
-----                   -------                       ---            --------

  AAA                    Aaa                           AAA            20.6%
  AA                     Aa                            AA              1.7%
  A                      A                             A              10.8%
  BBB                    Baa                           BBB            24.7%
  BB                     Ba                            BB              9.7%
  B                      B                             B               2.5%
  F-1+/F-1               VMIG1/MIG1, P-1               SP-1+,SP-1,
                                                       A1+/A1           .9
  Not Rated              Not Rated                     Not Rated      29.1*
                                                                      -----
                                                                       100%

          * Included in the Not Rated category are securities comprising 29.1% of the Fund's market value, which while not rated, all have been determined by the Manager to be of comparable quality to securities in the following rating categories: AAA/Aaa (7.9%); AA/Aa (.7%); A/A (.9%); BBB/Baa (13.6%); BB/Ba
(1.5%); B/B (.9%); CCC/Caa (1.6%) and DDD/D (2.0%).


          Subsequent to its purchase by the Fund, an issue of rated Municipal Obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such Municipal Obligations by the Fund, but the Manager will consider such event in determining whether the Fund should continue to hold the Municipal Obligations. To the extent that the ratings given by the Rating Agencies for Municipal Obligations may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies contained in the Prospectus and this Statement of Additional Information. The ratings of the Rating Agencies represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities.

          ILLIQUID SECURITIES. The Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. These securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price that the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

          TAXABLE INVESTMENTS. From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the Fund's net assets) or for temporary defensive purposes, the Fund may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by the Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors. Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund's net assets be invested in Taxable Investments. Under normal market conditions, the Fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments.

INVESTMENT TECHNIQUES

          The following information supplements and should be read in conjunction with the Fund's Prospectus. The Fund's use of certain of the investment techniques described below may give rise to taxable income.

          BORROWING MONEY. The Fund is permitted to borrow to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"), which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. The Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.

          SHORT-SELLING. In these transactions, the Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively.

          Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets. The Fund may not make a short sale which results in the Fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.

          The Fund also may make short sales "against the box," in which the Fund enters into a short sale of a security it owns. At no time will more than 15% of the value of the Fund's net assets be in deposits on short sales against the box.

          Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) segregate permissible liquid assets in an amount that, together with the amount deposited with the broker as collateral, always equals the current value of the security sold short; or (b) otherwise cover its short position.

          LENDING PORTFOLIO SECURITIES. The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Fund continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities which affords the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund's total assets, and the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Fund at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. In connection with its securities lending transactions, the Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

          DERIVATIVES. The Fund may invest in, or enter into, derivatives, such as options and futures, for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

          Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund's performance.

          If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

          Although the Fund will not be a commodity pool, certain derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such derivatives. The Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

          Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Manager will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

FUTURES TRANSACTIONS--IN GENERAL. The Fund may enter into futures contracts in U.S. domestic markets, such as the Chicago Board of Trade. Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

          Successful use of futures by the Fund also is subject to the Manager's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities being hedged and the price movements of the futures contract. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

          Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Fund may be required to segregate permissible liquid assets to cover its obligations relating to its transactions in derivatives. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price. In addition, the segregation of such assets will have the effect of limiting the Fund's ability otherwise to invest those assets.

SPECIFIC FUTURES TRANSACTIONS. The Fund may purchase and sell interest rate futures contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

OPTIONS--IN GENERAL. The Fund may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options with respect to interest rate futures contracts. The Fund may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

          A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating permissible liquid assets. A put option written by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

          There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

          Successful use by the Fund of options will be subject to the Manager's ability to predict correctly movements in interest rates. To the extent the Manager's predictions are incorrect, the Fund may incur losses.

          FUTURE DEVELOPMENTS. The Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or Statement of Additional Information.

          FORWARD COMMITMENTS. The Fund may purchase Municipal Obligations and other securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund's purchase commitments.

          Municipal Obligations and other securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e. appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment or when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

INVESTMENT CONSIDERATIONS AND RISKS

          INVESTING IN MUNICIPAL OBLIGATIONS. The Fund may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects, or securities whose issuers are located in the same state. As a result, the Fund may be subject to greater risk as compared to a fund that does not follow this practice.

          Certain municipal lease/purchase obligations in which the Fund may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, the Manager will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funding for the leased property.

          Certain provisions in the Internal Revenue Code of 1986, as amended (the "Code"), relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Obligations available for purchase by the Fund and thus reduce available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in the Fund. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by the Fund so as to adversely affect Fund shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, the Fund would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.

          LOWER RATED BONDS. The Fund may invest up to 30% of the value of its net assets in higher yielding (and, therefore, higher risk) debt securities such as those rated below investment grade by the Rating Agencies (commonly known as junk bonds). They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated Municipal Obligations. See the Appendix for a general description of the Rating Agencies' ratings of Municipal Obligations. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these bonds. The Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer.

          You should be aware that the market values of many of these bonds tend to be more sensitive to economic conditions than are higher rated securities and will fluctuate over time. These bonds generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

          Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these bonds does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable objective data may be available.

          These bonds may be particularly susceptible to economic downturns. It is likely that any economic recession would disrupt severely the market for such securities and may have an adverse impact on the value of such securities, and could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon which would increase the incidence of default for such securities.

          The Fund may acquire these bonds during an initial offering. Such securities may involve special risks because they are new issues. The Fund has no arrangement with any person concerning the acquisition of such securities, and the Manager will review carefully the credit and other characteristics pertinent to such new issues.

          The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon bonds and pay-in-kind bonds, in which the Fund may invest up to 5% of its total assets. Zero coupon bonds and pay-in-kind bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. See "Dividends, Distributions and Taxes."

          ZERO COUPON SECURITIES. The Fund may invest in zero coupon securities and pay-in-kind bonds (bonds which pay interest through the issuance of additional bonds). Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, the Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

          SIMULTANEOUS INVESTMENTS. Investment decisions for the Fund are made independently from those of other investment companies advised by the Manager. If, however, such other investment companies desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

INVESTMENT RESTRICTIONS

          The Fund's investment objective is a fundamental policy, which cannot be changed without approval by the holders of a majority (as defined in the 1940
Act) of the Fund's outstanding voting shares. In addition, the Fund has adopted investment restrictions numbered 1 through 10 as fundamental policies. Investment restrictions numbered 11 and 12 are not fundamental policies and may be changed by a vote of a majority of the Fund's Board members at any time. The Fund may not:

          1. Purchase securities other than Municipal Obligations and Taxable Investments as those terms are defined above and in the Prospectus and those arising out of transactions in futures and options.

          2. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets). Transactions in futures and options and the entry into short sales transactions do not involve any borrowing for purposes of this restriction.

          3. Purchase securities on margin, but the Fund may make margin deposits in connection with transactions in futures, including those related to indices, and options on futures or indices.

          4. Underwrite the securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

          5. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein or prevent the Fund from purchasing and selling futures contracts, including those related to indices, and options on futures contracts or indices.

          6. Make loans to others except through the purchase of qualified debt obligations and the entry into repurchase agreements referred to above and in the Fund's Prospectus; however, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board members.

          7. Invest more than 15% of its assets in the obligations of any one bank for temporary defensive purposes, or invest more than 5% of its assets in the obligations of any other issuer, except that up to 25% of the value of the Fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased, without regard to any such limitations. Notwithstanding the foregoing, to the extent required by the rules of the Securities and Exchange Commission, the Fund will not invest more than 5% of its assets in the obligations of any one bank, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitation.

          8. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          9. Invest in companies for the purpose of exercising control.

          10. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

          11. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings. The deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed-delivery basis and collateral arrangements with respect to initial or variation margin for futures contracts and options on futures contracts or indices will not be deemed to be pledges of the Fund's assets.

          12. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests that are not subject to the demand feature described in the Fund's Prospectus and floating and variable rate demand obligations as to which no secondary market exists and the Fund cannot exercise the demand feature described in the Fund's Prospectus on less than seven days' notice), if, in the aggregate, more than 15% of the value of its net assets would be so invested.

          For purposes of Investment Restriction No. 8, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

          If a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in values or assets will not constitute a violation of such restriction.


                             MANAGEMENT OF THE FUND

          The Fund's Board is responsible for the management and supervision of the Fund. The Board approves all significant agreements between the Fund and those companies that furnish services to the Fund. These companies are as follows:

         The Dreyfus Corporation.....................Investment Adviser
         Premier Mutual Fund Services, Inc...........Distributor
         Dreyfus Transfer, Inc.......................Transfer Agent
         The Bank of New York........................Custodian

          Board members and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below.

BOARD MEMBERS OF THE FUND

JOSEPH S. DiMARTINO, CHAIRMAN OF THE BOARD. Since January 1995, Chairman of the
       Board of various funds in the Dreyfus Family of Funds. He also is a director of The Noel Group, Inc., a venture capital company (for which, from February 1995 until November 1997, he was Chairman of the Board), The Muscular Dystrophy Association, HealthPlan Services Corporation, a provider of marketing, administrative and risk management services to health and other benefit programs, Carlyle Industries, Inc. (formerly, Belding Heminway Company, Inc.), a button packager and distributor, Career Blazers, Inc. (formerly, Staffing Resources, Inc.), a temporary placement agency, and Century Business Services, Inc. (formerly, International Alliance Services, Inc.), a provider of various outsourcing functions for small and medium sized companies. For more than five years prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager and, until August 24, 1994, the Fund's distributor. From August 1994 until December 31, 1994, he was a director of Mellon Bank Corporation. He is 55 years old and his address is 200 Park Avenue, New York, New York 10166.

CLIFFORD L. ALEXANDER, JR., BOARD MEMBER. President of Alexander & Associates,
       Inc., a management consulting firm. From 1977 to 1981, Mr. Alexander served as Secretary of the Army and Chairman of the Board of the Panama Canal Company, and from 1975 to 1977, he was a member of the Washington, D.C. law firm of Verner, Liipfert, Bernhard, McPherson and Alexander. He is a director of American Home Products Corporation, Cognizant Corporation, a service provider of marketing information and information technology, The Dun & Bradstreet Corporation, MCI Communications Corporation, Mutual of America Life Insurance Company and TLC Beatrice International Holdings, Inc. He is 64 years old and his address is 400 C Street, N.E., Washington, D.C. 20002.

PEGGY C. DAVIS, BOARD MEMBER. Shad Professor of Law, New York University School of Law. Professor Davis has been a member of the New York University law faculty since 1983. Prior to that time, she served for three years as a judge in the courts of New York State; was engaged for eight years in the practice of law, working in both corporate and non-profit sectors; and served for two years as a criminal justice administrator in the government of the City of New York. She writes and teaches in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training. She is 55 years old and her address is c/o New York University School of Law, 40 Washington Square South, New York, New York 10011.

ERNEST KAFKA, BOARD MEMBER. A physician engaged in private practice specializing in the psychoanalysis of adults and adolescents. Since 1981, he has served as an Instructor at the New York Psychoanalytic Institute and, prior thereto, held other teaching positions. He is Associate Clinical Professor of Psychiatry at Cornell Medical School. For more than the past five years, Dr. Kafka has held numerous administrative positions, including President of The New York Psychoanalytic Society, and has published many articles on subjects in the field of psychoanalysis. He is 65 years old and his address is 23 East 92nd Street, New York, New York 10128.

SAUL B. KLAMAN, BOARD MEMBER. Chairman and Chief Executive Officer of SBK
       Associates, which provides research and consulting services to financial institutions. Dr. Klaman was President of the National Association of Mutual Savings Banks until November 1983, President of the National Council of Savings Institutions until June 1985, Vice Chairman of Golembe Associates and BEI Golembe, Inc. until 1989 and Chairman Emeritus of BEI Golembe, Inc. until November, 1992. He also served as an Economist to the Board of Governors of the Federal Reserve System and on several Presidential Commissions and has held numerous consulting and advisory positions in the fields of economics and housing finance. He is 78 years old and his address is 431-B Dedham Street, The Gables, Newton Center, Massachusetts 02159.

NATHAN LEVENTHAL, BOARD MEMBER. President of Lincoln Center for the Performing
       Arts, Inc. Mr. Leventhal was Deputy Mayor for Operations of New York City from September 1979 to March 1984 and Commissioner of the Department of Housing Preservation and Development of New York City from February 1978 to September 1979. Mr. Leventhal was an associate and then a member of the New York law firm of Poletti Freidin Prashker Feldman and Gartner from 1974 to 1978. He was Commissioner of Rent and Housing Maintenance for New York City from 1972 to 1973. Mr. Leventhal served as Chairman of Citizens Union, an organization which strives to reform and modernize city and state government from June 1994 until June 1997. He is 55 years old and his address is 70 Lincoln Center Plaza, New York, New York 10023-6583.

          For so long as the Fund's plans described in the section captioned "Distribution Plan and Shareholder Services Plan" remain in effect, the Board members of the Fund who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Board members who are not "interested persons" of the Fund.

          The Fund typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Fund for the fiscal year ended April 30, 1999, and by all other funds in the Dreyfus Family of Funds for which such person was a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation)* for the year ended December 31, 1998, was as follows:

                                                                 Total
                                                           Compensation from
                               Aggregate                     Fund and Fund
Name of Board              Compensation from                Complex Paid to
     Member                     Fund**                        Board Member
----------------        -------------------------         --------------------

Joseph S. DiMartino              $6,250                       $619,660 (93)

Clifford L. Alexander, Jr.       $5,000                       $ 80,918 (17)

Peggy C. Davis                   $5,000                       $ 64,000 (15)

Ernest Kafka                     $5,000                       $ 57,500 (15)

Saul B. Klaman                   $5,000                       $ 64,000 (15)

Nathan Leventhal                 $5,000                       $ 64,000 (15)

* Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Fund, for which the Board member serves.

** Amount does not include reimbursed expenses for attending Board meetings, which amounted to $1,580 for all Board members as a group.

OFFICERS OF THE FUND

MARIE E. CONNOLLY, PRESIDENT AND TREASURER. President, Chief Executive Officer,
     Chief Compliance Officer and a director of the Distributor and Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc., and an officer of other investment companies advised or administered by the Manager. She is 41 years old.

MARGARET W. CHAMBERS, VICE PRESIDENT AND SECRETARY. Senior Vice President and
     General Counsel of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From August 1996 to March 1998, she was Vice President and Assistant General Counsel for Loomis, Sayles & Company, L.P. From January 1986 to July 1996, she was an associate with the law firm of Ropes & Gray. She is 38 years old.

*FREDERICK C. DEY, VICE PRESIDENT AND ASSISTANT TREASURER AND ASSISTANT
     SECRETARY. Vice President, New Business Development of Funds Distributor, Inc., since September 1994, and an officer of other investment companies advised or administered by the Manager. From 1988 to August 1994, he was Manager of High Performance Fabrics Division of Springs Industries, Inc., where he was responsible for sales and marketing. He is 37 years old.

STEPHANIE D. PIERCE, VICE PRESIDENT, ASSISTANT SECRETARY AND ASSISTANT
     TREASURER. Vice President of the Distributor and Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From April 1997 to March 1998, she was employed as a Relationship Manager with Citibank, N.A. From August 1995 to April 1997, she was an Assistant Vice President with Hudson Valley Bank, and from September 1990 to August 1995, she was Second Vice President with Chase Manhattan Bank. She is 30 years old.

*JOHN P. COVINO, VICE PRESIDENT AND ASSISTANT TREASURER. Vice President and
     Treasury Group Manager of Treasury Servicing and Administration of Funds Distributor, Inc., since December 1998. From December 1995 to November 1998, he was employed by Fidelity Investments where he held multiple positions in their Institutional Brokerage Group. Prior to joining Fidelity, he was employed by SunGard Brokerage systems where he was responsible for the technology and development of the accounting product group. He is 35 years old.

MARY A. NELSON, VICE PRESIDENT AND ASSISTANT TREASURER. Vice President of the
     Distributor and Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. She is 34 years old.

*GEORGE A. RIO, VICE PRESIDENT AND ASSISTANT TREASURER. Executive Vice President and Client Service Director of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From June 1995 to March 1998, he was Senior Vice President and Senior Key Account Manager for Putnam Mutual Funds. From May 1994 to June 1995, he was Director of Business Development for First Data Corporation. He is 43 years old.

JOSEPH F. TOWER, III, VICE PRESIDENT AND ASSISTANT TREASURER. Senior Vice
     President, Treasurer, Chief Financial Officer and a director of the Distributor and Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 36 years old.

DOUGLAS C. CONROY, VICE PRESIDENT AND ASSISTANT SECRETARY. Assistant Vice
     President of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From April 1993 to January 1995, he was a Senior Fund Accountant for Investors Bank & Trust Company. He is 29 years old.

CHRISTOPHER J. KELLEY, VICE PRESIDENT AND ASSISTANT SECRETARY. Vice President and Senior Associate General Counsel of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From April 1994 to July 1996, he was Assistant Counsel at Forum Financial Group. From October 1992 to March 1994, he was employed by Putnam Investments in legal and compliance capacities. He is 33 years old.

KATHLEEN K. MORRISEY, VICE PRESIDENT AND ASSISTANT SECRETARY. Manager of
     Treasury Services Administration of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From July 1994 to November 1995, she was a Fund Accountant for Investors Bank & Trust Company. She is 26 years old.

*KAREN JACOPPO-WOOD, VICE PRESIDENT AND ASSISTANT SECRETARY. Vice President and
     Senior Counsel of Funds Distributor, Inc., since February 1997, and an officer of other investment companies advised or administered by the Manager. From June 1994 to January 1996, she was Manager of SEC Registration at Scudder, Stevens & Clark, Inc. Prior to June 1994, she was a senior paralegal at The Boston Company Advisors, Inc. She is 32 years old.

ELBA VASQUEZ, VICE PRESIDENT AND ASSISTANT SECRETARY. Assistant Vice President of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From March 1990 to May 1996, she was employed by U.S. Trust Company of New York where she held various sales and marketing positions. She is 37 years old.

          The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166, except those officers indicated by an (*), whose address is 60 State Street, Boston, Massachusetts 02109.

          The Fund's Board members and officers, as a group, owned less than 1% of the Fund's shares outstanding on July 15, 1999.

          The following entities held of record or beneficially 5% or more of the Fund's shares outstanding on July 15, 1999:

         Class B - MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246 - 12.96%; Class C - MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville, Fl 32246 - 69.71%

                             MANAGEMENT ARRANGEMENTS

          INVESTMENT ADVISER. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets.

          The Manager provides management services pursuant to the Management Agreement (the "Agreement") dated August 24, 1994 with the Fund, which is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement was approved by shareholders on August 3, 1994 and was last approved by the Fund's Board, including a majority of the Board members who are not "interested persons" of any party to the Agreement, at a meeting held on July 21, 1999. The Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Fund's outstanding shares, or, on not less than 90 days' notice, by the Manager. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

          The following persons are officers and/or directors of the Manager:
Christopher M. Condron, Chairman of the Board and Chief Executive Officer; Stephen E. Canter, President, Chief Operating Officer, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman and a director; J. David Officer, Vice Chairman and a director; Thomas F. Eggers, Vice Chairman--Institutional and a director; Ronald P. O'Hanley III, Vice Chairman; William T. Sandalls, Jr., Executive Vice President; Mark N. Jacobs, Vice President, General Counsel and Secretary; Diane P. Durnin, Vice President--Product Development; Patrice M. Kozlowski, Vice President--Corporate Communications; Mary Beth Leibig, Vice President--Human Resources; Andrew S. Wasser, Vice President--Information Systems; Theodore A. Schachar, Vice President; Wendy Strutt, Vice President; Richard Terres, Vice President; William
H. Maresca, Controller; James Bitetto, Assistant Secretary; Steven F. Newman, Assistant Secretary; and Mandell L. Berman, Burton C. Borgelt, Steven G. Elliot, Martin C. McGuinn, Richard W. Sabo and Richard F. Syron, directors.

          The Manager manages the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board. The Manager is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Fund's Board to execute purchases and sales of securities. The Fund's portfolio managers are A. Paul Disdier, Joseph P. Darcy, Douglas J. Gaylor, Richard J. Moynihan, W. Michael Petty, Jill C. Shaffro, Samuel J. Weinstock and Monica S. Wieboldt. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund and for other funds advised by the Manager.

          The Manager has a personal securities trading policy (the "Policy") which restricts the personal securities transactions of its employees. Its primary purpose is to ensure that personal trading by the Manager's employees does not disadvantage any fund managed by the Manager. Under the Policy, the Manager's employees must preclear personal transactions in securities not exempt under the Policy. In addition, the Manager's employees must report their personal securities transactions and holdings, which are reviewed for compliance with the Policy. In that regard, the Manager's portfolio managers and other investment personnel also are subject to the oversight of Mellon's Investment Ethics Committee. Portfolio managers and other investment personnel of the Manager who comply with the Policy's preclearance and disclosure procedures and the requirements of the Committee may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

          The Manager maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager may pay the Distributor for shareholder services from the Manager's own assets, including past profits but not including the management fee paid by the Fund. The Distributor may use part or all of such payments to pay Service Agents (as defined below) in respect of these services. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

          All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager. The expenses borne by the Fund include, without limitation, the following: taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees and state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Fund's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses. In addition, shares of each Class are subject to an annual service fee and Class B and Class C shares are subject to an annual distribution fee. See "Distribution Plan and Shareholder Services Plan."

          As compensation for the Manager's services, the Fund has agreed to pay the Manager a monthly management fee at the annual rate of .55% of the value of the Fund's average daily net assets. For the fiscal years ended April 30, 1997, 1998 and 1999, the management fees payable amounted to $3,180,718, $3,155,724 and $3,144,295, respectively.

          The Manager has agreed that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

          The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Fund's net assets increases.

          DISTRIBUTOR. The Distributor, located at 60 State Street, Boston, Massachusetts 02109, serves as the Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually.

          For the fiscal years ended April 30, 1997, 1998 and 1999, the Distributor retained $32,137, $33,805 and $29,154, respectively, from sales loads on Class A shares and $248,884, $177,747 and $166,883, respectively, from contingent deferred sales charges ("CDSC") on Class B shares. For the fiscal years ended April 30, 1997, 1998 and 1999, the Distributor retained $6,468, $294 and $2,275, respectively, from the CDSC on Class C shares.

          The Distributor, at its expense, may provide promotional incentives to dealers that sell shares of funds advised by the Manager which are sold with a sales load, such as the Dreyfus Premier Funds. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares.

          TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN. Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of the Manager, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses.

          The Bank of New York (the "Custodian"), 90 Washington Street, New York, New York 10286, is the Fund's custodian. The Custodian has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. Under a custody agreement with the Fund, the Custodian holds the Fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of the Fund's assets held in custody and receives certain securities transactions charges.

                                HOW TO BUY SHARES

          GENERAL. Fund shares may be purchased only by clients of certain financial institutions (which may include banks), securities dealers ("Selected Dealers") and other industry professionals (collectively, "Service Agents"), except that full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Fund's Board, or the spouse or minor child of any of the foregoing may purchase Class A shares directly through the Distributor. Subsequent purchases may be sent directly to the Transfer Agent or your Service Agent.

          When purchasing Fund shares, you must specify which Class is being purchased. Share certificates are issued only upon your written request. No certificates are issued for fractional shares. It is not recommended that the Fund be used as a vehicle for Keogh, IRA or other qualified retirement plans. The Fund reserves the right to reject any purchase order.

          Service Agents may receive different levels of compensation for selling different Classes of shares. Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in the Fund's Prospectus and this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. You should consult your Service Agent in this regard.

          The minimum initial investment is $1,000. Subsequent investments must be at least $100. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

          Fund shares also may be purchased through Dreyfus-AUTOMATIC Asset Builder(R) and Dreyfus Government Direct Deposit Privilege described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

          Fund shares are sold on a continuous basis. Net asset value per share of each Class is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day the New York Stock Exchange is open for business. For purposes of determining net asset value, options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share of each Class is computed by dividing the value of the Fund's net assets represented by such Class (i.e., the value of its assets less liabilities) by the total number of shares of such Class outstanding. The Fund's investments are valued by an independent pricing service approved by the Fund's Board and are valued at fair value as determined by the pricing service. The pricing service's procedures are reviewed under the general supervision of the Fund's Board. For further information regarding the methods employed in valuing the Fund's investments, see "Determination of Net Asset Value."

          If an order is received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund by the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on any business day, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on the next business day, except where shares are purchased through a dealer as provided below.

          Orders for the purchase of Fund shares received by dealers by the close of trading on the floor of the New York Stock Exchange on a business day and transmitted to the Distributor or its designee by the close of its business day (normally 5:15 p.m., New York time) will be based on the public offering price per share determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the orders will be based on the next determined public offering price. It is the dealer's responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day.

          CLASS A SHARES. The public offering price for Class A shares is the net asset value per share of that Class plus a sales load as shown below:

                                         TOTAL SALES LOAD
                                  ---------------------------------    ---------------------
                                     AS A % OF         AS A % OF              DEALERS'
AMOUNT OF TRANSACTION              OFFERING PRICE   NET ASSET VALUE    REALLOWANCE AS A % OF
                                     PER SHARE         PER SHARE          OFFERING PRICE
                                   ---------------------------------   ---------------------
Less than $50,000                       4.50             4.70                4.25
$50,000 to less than $100,000           4.00             4.20                3.75
$100,000 to less than $250,000          3.00             3.10                2.75
$250,000 to less than $500,000          2.50             2.60                2.25
$500,000 to less than $1,000,000        2.00             2.00                1.75
$1,000,000 or more                      -0-               -0-                 -0-

          A CDSC of 1% will be assessed at the time of redemption of Class A shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year of purchase. The Distributor may pay Service Agents an amount up to 1% of the net asset value of Class A shares purchased by their clients that are subject to a CDSC.

          The scale of sales loads applies to purchases of Class A shares made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under
Section 401 of the Code) although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k), and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense.

          Set forth below is an example of the method of computing the offering price of the Fund's Class A shares. The example assumes a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth above at a price based upon the net asset value of the Fund's Class A shares on April 30, 1999:

         NET ASSET VALUE per Share                       $14.33
         Per Share Sales Charge - 4.5%
            of offering price (4.7% of
            net asset value per share)                     $.68
         Per Share Offering Price to
            the Public                                   $15.01

          Full-time employees of NASD member firms and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of Fund shares (or which otherwise have a brokerage related or clearing arrangement with an NASD member firm or financial institution with respect to the sale of such shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program, or for their spouses or minor children, at net asset value, provided they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with NASD member firms whose full-time employees are eligible to purchase Class A shares at net asset value. In addition, Class A shares are offered at net asset value to full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Fund's Board, or the spouse or minor child of any of the foregoing.

          Class A shares may be purchased at net asset value through certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.

          Class A shares also may be purchased at net asset value, subject to appropriate documentation, through a broker-dealer or other financial institution with the proceeds from the redemption of shares of a registered open-end management investment company not managed by the Manager or its affiliates. The purchase of Class A shares of the Fund must be made within 60 days of such redemption and the shareholder must have been subject to an initial sales charge or a contingent deferred sales charge with respect to such redeemed shares.

          Class A shares also may be purchased at net asset value, subject to appropriate documentation, by (i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the Code) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).

          CLASS B SHARES. The public offering price for Class B shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on certain redemptions of Class B shares as described in the Fund's Prospectus and in this Statement of Additional Information under "How to Redeem Shares--Contingent Deferred Sales Charge--Class B Shares." The Distributor compensates certain Service Agents for selling Class B shares at the time of purchase from the Distributor's own assets. The proceeds of the CDSC and the distribution fee, in part, are used to defray these expenses.

          Approximately six years after the date of purchase, Class B shares automatically will convert to Class A shares, based on the relative net asset values for shares of each such Class. Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder's Class B shares converting to Class A shares bears to the total Class B shares not acquired through the reinvestment of dividends and distributions.

          CLASS C SHARES. The public offering price for Class C shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "Class B Shares" above and "How to Redeem Shares."

          RIGHT OF ACCUMULATION--CLASS A SHARES. Reduced sales loads apply to any purchase of Class A shares, shares of other funds in the Dreyfus Premier Family of Funds, shares of certain other funds advised by the Manager which are sold with a sales load and shares acquired by a previous exchange of such shares (hereinafter referred to as "Eligible Funds"), by you and any related "purchaser" as defined above, where the aggregate investment, including such purchase, is $50,000 or more. If, for example, you previously purchased and still hold Class A shares, or shares of any other Eligible Fund or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A shares or shares of an Eligible Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4.0% of the offering price. All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.

          To qualify for reduced sales loads, at the time of purchase you or your Service Agent must notify the Distributor if orders are made by wire, or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

          USING FEDERAL FUNDS. The Transfer Agent or the Fund may attempt to notify you upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) and may attempt to arrange for a better means of transmitting the money. If you are a customer of a Selected Dealer and your order to purchase Fund shares is paid for other than in Federal Funds, the Selected Dealer, acting on your behalf, will complete the conversion into, or itself advance, Federal Funds generally on the business day following receipt of your order. The order is effective only when so converted and received by the Transfer Agent. An order for the purchase of Fund shares placed by you with sufficient Federal Funds or a cash balance in your brokerage account with a Selected Dealer will become effective on the day that the order, including Federal Funds, is received by the Transfer Agent.

          DREYFUS TELETRANSFER PRIVILEGE. You may purchase shares by telephone if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.

          Dreyfus TELETRANSFER purchase orders may be made at any time. Purchase orders received by 4:00 p.m., New York time, on any day the Transfer Agent and the New York Stock Exchange are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., New York time, on any day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the Dreyfus TELETRANSFER Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "How to Redeem Shares--Dreyfus TELETRANSFER Privilege."

          REOPENING AN ACCOUNT. You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.


                 DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN

          Class B and Class C shares are subject to a Distribution Plan and Class A, Class B and Class C shares are subject to a Shareholder Services Plan.

          DISTRIBUTION PLAN. Rule 12b-1 (the "Rule"), adopted by the Securities and Exchange Commission under the 1940 Act, provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's Board has adopted such a plan (the "Distribution Plan") with respect to the Fund's Class B and Class C shares, pursuant to which the Fund pays the Distributor for distributing each such Class of shares a fee at the annual rate of .50% of the value of the average daily net assets of Class B and .75% of the average daily net assets of Class C. The Fund's Board believes that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and holders of Class B and Class C shares.

          A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Distribution Plan provides that it may not be amended to increase materially the costs which holders of Class B or Class C shares may bear for distribution pursuant to the Distribution Plan without the approval of such shareholders and that other material amendments of the Distribution Plan must be approved by the Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager and have no direct or indirect financial interest in the operation of the Distribution Plan, or in any agreements entered into in connection with the Distribution Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Distribution Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Distribution Plan. The Distribution Plan was last so approved at a meeting held on July 21, 1999. As to each of Class B and Class C, the Distribution Plan may be terminated at any time (i) by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Distribution Plan or (ii) by vote of the holders of a majority of such Class.

          For the fiscal year ended April 30, 1999, the Fund was charged $604,681 and $47,348, with respect to Class B and Class C, respectively, pursuant to the Distribution Plan.

          SHAREHOLDER SERVICES PLAN. The Fund has adopted a Shareholder Services Plan, pursuant to which the Fund pays the Distributor for the provision of certain services to the holders of Class A, Class B and Class C shares a fee at the annual rate of .25% of the value of the average daily net assets of each such Class. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. Under the Shareholder Services Plan, the Distributor may make payments to certain financial institutions (which may include banks), Selected Dealers and other financial industry professionals (collectively, "Service Agents") in respect of these services.

          A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Shareholder Services Plan provides that material amendments must be approved by the Fund's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Shareholder Services Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. The Shareholder Services Plan was last so approved on July 21, 1999. As to each Class of shares, the Shareholder Services Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Shareholder Services Plan, or in any agreements entered into in connection with the Shareholder Services Plan.

          For the fiscal year ended April 30, 1999, the Fund was charged $1,111,102, $302,340 and $15,783 with respect to Class A, Class B and Class C, respectively, pursuant to the Shareholder Services Plan.


                              HOW TO REDEEM SHARES

          CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES. A CDSC payable to the Distributor is imposed on any redemption of Class B shares which reduces the current net asset value of your Class B shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Class B shares of the Fund held by you at the time of redemption. No CDSC will be imposed to the extent that the net asset value of the Class B shares redeemed does not exceed
(i) the current net asset value of the Class B shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the net asset value of your Class B shares above the dollar amount of all your payments for the purchase of Class B shares held by you at the time of redemption.

          If the aggregate value of Class B shares redeemed has declined below their original cost as a result of the Fund's performance, a CDSC may be applied to the then-current net asset value rather than the purchase price.

          In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years for the time you purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

          The following table sets forth the rates of the CDSC for Class B shares, except for Class B shares purchased by shareholders who beneficially owned Class B shares on November 30, 1996:

Year Since                                                  CDSC as a % of
Purchase Payment                                          Amount Invested or
WAS MADE                                                  REDEMPTION PROCEEDS

First..........................................                  4.00
Second.........................................                  4.00
Third..........................................                  3.00
Fourth.........................................                  3.00
Fifth..........................................                  2.00
Sixth..........................................                  1.00

          The following table sets forth the rates of the CDSC for Class B shares purchased by shareholders who beneficially owned Class B shares on November 30, 1996:

Year Since                                                  CDSC as a % of
Purchase Payment                                          Amount Invested or
WAS MADE                                                  REDEMPTION PROCEEDS

First..........................................                  3.00
Second.........................................                  3.00
Third..........................................                  2.00
Fourth.........................................                  2.00
Fifth..........................................                  1.00
Sixth..........................................                  0.00

          In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding six years (five years for shareholders beneficially owning Class B shares on November 30, 1996); then of amounts representing the cost of shares purchased six years (five years for shareholders beneficially owning Class B shares on November 30, 1996) prior to the redemption; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable six-year period (five-year period for shareholders beneficially owning Class B shares on November 30, 1996).

          For example, assume an investor purchased 100 shares at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares through dividend reinvestment. During the second year after the purchase the investor decided to redeem $500 of the investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

          CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES. A CDSC of 1% payable to the Distributor is imposed on any redemption of Class C shares within one year of the date of purchase. The basis for calculating the payment of any such CDSC will be the method used in calculating the CDSC for Class B shares. See "Contingent Deferred Sales Charge--Class B Shares" above.

          WAIVER OF CDSC. The CDSC will be waived in connection with (a) redemptions made within one year after the death or disability, as defined in
Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs, or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor exceeds $1,000,000, (c) redemptions as a result of a combination of any investment company with the Fund by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70 1/2 in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code, and (e) redemptions pursuant to the Automatic Withdrawal Plan, as described below. If the Fund's Board determines to discontinue the waiver of the CDSC, the disclosure herein will be revised appropriately. Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Fund's Prospectus or this Statement of Additional Information at the time of the purchase of such shares.

          To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.

          CHECK REDEMPTION PRIVILEGE--CLASS A ONLY. The Fund provides Redemption Checks ("Checks") to investors in Class A shares automatically upon opening an account unless you specifically refuse the Check Redemption Privilege by checking the applicable "No" box on the Account Application. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Check Redemption Privilege may be established for an existing account by a separate signed Shareholder Services Form. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks are drawn on your Fund account and may be made payable to the order of any person in an amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of full and fractional Class A shares in your account to cover the amount of the Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to you. You generally will be subject to the same rules and regulations that apply to checking accounts, although election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

          You should date your Checks with the current date when you write them. Please do not postdate your Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment, if they are otherwise in good order.

          Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Check upon your request or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason. If the amount of the Check is greater than the value of the Class A shares in your account, the Check will be returned marked insufficient funds. Checks should not be used to close an account.

          This Privilege will be terminated immediately, without notice, with respect to any account which is, or becomes, subject to backup withholding on redemptions. Any Check written on an account which has become subject to backup withholding on redemptions will not be honored by the Transfer Agent.

          REDEMPTION THROUGH A SELECTED DEALER. If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), the redemption request will be effective on that day. If a redemption request is received by the Transfer Agent after the close of trading on the floor of the New York Stock Exchange, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer. See "How to Buy Shares" for a discussion of additional conditions or fees that may be imposed upon redemption.

          In addition, the Distributor or its designee will accept orders from Selected Dealers with which the Distributor has sales agreements for the repurchase of shares held by shareholders. Repurchase orders received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee prior to the close of its business day (normally 5:15 p.m., New York time) are effected at the price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the shares will be redeemed at the next determined net asset value. It is the responsibility of the Selected Dealer to transmit orders on a timely basis. The Selected Dealer may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.

          REINVESTMENT PRIVILEGE. Upon written request, you may reinvest up to the number of Class A or Class B shares you have redeemed, within 45 days of redemption, at the then-prevailing net asset value without a sales load, or reinstate your account for the purpose of exercising Fund Exchanges. Upon reinstatement, with respect to Class B shares, or Class A shares if such shares were subject to a CDSC, your account will be credited with an amount equal to CDSC previously paid upon redemption of the Class A or Class B shares reinvested. The Reinvestment Privilege may be exercised only once.

          DREYFUS TELETRANSFER PRIVILEGE. You may request by telephone that redemption proceeds be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TELETRANSFER Privilege for transfer to their bank account not more than $250,000 within any 30-day period. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. You should be aware that if you have selected the Dreyfus TELETRANSFER Privilege, any request for a wire redemption will be effected as a Dreyfus TELETRANSFER transaction through the ACH system unless more prompt transmittal specifically is requested. See "How to Buy Shares--Dreyfus TELETRANSFER Privilege."

          SHARE CERTIFICATES; SIGNATURES. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians and may accept other suitable verification arrangements from foreign investors, such as consular verification.

          REDEMPTION COMMITMENT. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission and is a fundamental policy of the Fund which may not be changed without shareholder approval. In the case of requests for redemption in excess of such amount, the Fund's Board reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sells such securities, brokerage charges might be incurred.

          SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.


                              SHAREHOLDER SERVICES

          FUND EXCHANGES. Clients of certain Service Agents may purchase, in exchange for Class A, Class B or Class C shares of the Fund, shares of the same class of certain other funds managed or administered by the Manager, to the extent such shares are offered for sale in such client's state of residence. Shares of the same Class of such other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

          A. Exchanges for shares of funds offered without a sales load will be made without a sales load.

          B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

          C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

          D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

          E. Shares of funds subject to a CDSC that are exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds, and for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

          To accomplish an exchange under item D above, your Service Agent must notify the Transfer Agent of your prior ownership of such Class A shares and your account number.

          You also may exchange your Fund shares that are subject to a CDSC for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. The shares so purchased will be held in a special account created solely for this purpose ("Exchange Account"). Exchanges of shares for an Exchange Account only can be made into certain other funds manage or administered by the Manager. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable Fund account. Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an Exchange Account. See "How to Redeem Shares." Redemption proceeds for Exchange Account shares are paid by Federal wire or check only. Exchange Account shares also are eligible for the Dreyfus Auto-Exchange Privilege, Dreyfus Dividend Sweep and the Automatic Withdrawal Plan.

          To request an exchange, your Service Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this privilege. By using the Telephone Exchange Privilege, you authorize the Transfer Agent to act on telephonic instructions (including over The Dreyfus Touch(R) automated telephone system) from any person representing himself or herself to be you or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission.

          To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment being required for shares of the same Class of the fund into which the exchange is being made.

          DREYFUS AUTO-EXCHANGE PRIVILEGE. Dreyfus Auto-Exchange Privilege permits you to purchase, in exchange for Class A, Class B or Class C shares of the Fund, shares of the same Class of another fund in the Dreyfus Premier Family of Funds or certain funds in the Dreyfus Family of Funds of which you are a shareholder. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by you. You will be notified if your account falls below the amount designated to be exchanged under this Privilege. In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction.

          Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Fund reserves the right to reject any exchange request in whole or in part. Shares may be exchanged only between accounts having identical names and other identifying designations. The Fund Exchanges service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

          DREYFUS-AUTOMATIC ASSET BUILDER(R). Dreyfus-AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

          DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE. Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the U.S. Government automatically deposited into your Fund account. You may deposit as much of such payments as you elect.

          DREYFUS DIVIDEND OPTIONS. Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from the Fund in shares of the same Class of another fund in the Dreyfus Premier Family of Funds or certain funds in the Dreyfus Family of Funds of which you are a shareholder. Shares of the same Class of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

          A. Dividends and distributions paid with respect to Class A shares by a fund may be invested without imposition of a sales load in Class A shares of other funds offered without a sales load.

          B. Dividends and distributions paid with respect to Class A shares by a fund which does not charge a sales load may be invested in Class A shares of other funds sold with a sales load, and the applicable sales load will be deducted.

          C. Dividends and distributions paid with respect to Class A shares by a fund which charges a sales load may be invested in Class A shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference will be deducted.

          D. Dividends and distributions paid by a fund with respect to Class B or Class C shares may be invested without imposition of any applicable CDSC in the same Class of shares of other funds and the relevant Class of shares of such other funds will be subject on redemption to any applicable CDSC.

          Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

          AUTOMATIC WITHDRAWAL PLAN. The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. Automatic Withdrawal may be terminated at any time by you, the Fund or the Transfer Agent. Shares for which share certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

          No CDSC with respect to Class B shares will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that the amounts withdrawn under the plan do not exceed on an annual basis 12% of the account value at the time the shareholder elects to participate in the Automatic Withdrawal Plan. Withdrawals with respect to Class B shares under the Automatic Withdrawal Plan that exceed on an annual basis 12% of the value of the shareholders account will be subject to a CDSC on the amounts exceeding 12% of the initial account value. Withdrawals of Class A shares subject to a CDSC and Class C shares under the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A shares where the sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable.

          LETTER OF INTENT--CLASS A SHARES. By signing a Letter of Intent form, which can be obtained by calling 1-800-554-4611, you become eligible for the reduced sales load applicable to the total number of Eligible Fund shares purchased in a 13-month period pursuant to the terms and conditions set forth in the Letter of Intent. A minimum initial purchase of $5,000 is required. To compute the applicable sales load, the offering price of shares you hold (on the date of submission of the Letter of Intent) in any Eligible Fund that may be used toward "Right of Accumulation" benefits described above may be used as a credit toward completion of the Letter of Intent. However, the reduced sales load will be applied only to new purchases.

          The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent. The escrow will be released when you fulfill the terms of the Letter of Intent by purchasing the specified amount. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified, you will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A shares of the Fund held in escrow to realize the difference. Signing a Letter of Intent does not bind you to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A shares, you must indicate your intention to do so under a Letter of Intent. Purchase pursuant to a Letter of Intent will be made at the then-current net asset value plus the applicable sales load in effect at the time such Letter of Intent was executed.

                        DETERMINATION OF NET ASSET VALUE

          VALUATION OF PORTFOLIO SECURITIES. The Fund's investments are valued each business day by an independent pricing service (the "Service") approved by the Fund's Board. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may employ electronic data processing techniques and/or a matrix system to determine valuations. The Service's procedures are reviewed by the Fund's officers under the general supervision of the Fund's Board. Expenses and fees, including the management fee (reduced by the expense limitation, if any) and fees pursuant to the Shareholder Services Plan, with respect to Class A, Class B and Class C shares, and fees pursuant to the Distribution Plan, with respect to Class B and Class C shares only, are accrued daily and are taken into account for the purpose of determining the net asset value of the relevant Class of shares. Because of the difference in operating expenses incurred by each Class, the per share net asset value of each Class will differ.

          NEW YORK STOCK EXCHANGE CLOSINGS. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

          Management believes that the Fund qualified as a "regulated investment company" under the Code for the fiscal year ended April 30, 1999, and the Fund intends to continue to so qualify so long as such qualification is in the best interests of its shareholders. As a regulated investment company, the Fund will pay no Federal income tax on net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, the Fund must distribute to its shareholders at least 90% of its net income (consisting of net investment income from tax exempt obligations and taxable obligations, if any, and net short-term capital gains) and must meet certain asset diversification and other requirements. If the Fund did not qualify as a regulated investment company, it would be treated for tax purposes as an ordinary corporation subject to Federal income tax. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

          The Fund ordinarily declares dividends from its net investment income on each day the New York Stock Exchange is open for business. Fund shares begin earning income dividends on the day Federal Funds are received by the Transfer Agent. If a purchase order is not accompanied by remittance in Federal Funds, there may be a delay between the time the purchase order becomes effective and the time the shares purchased start earning dividends. If your payment is not made in Federal Funds, it must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds.

          The Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. Dividends usually are paid on the last calendar day of each month and are automatically reinvested in additional shares of the same Class from which they were paid at net asset value without a sales load or, at your option, paid in cash. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption. Distributions from net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. All expenses are accrued daily and deducted before declaration of dividends to investors.

          If you elect to receive dividends and distributions in cash and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividend or distribution and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

          Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the aggregate net asset value of his shares below the cost of his investment. Such a distribution would be a return on investment in an economic sense although taxable as stated under "Distributions and Taxes" in the Prospectus. In addition, the Code provides that if a shareholder has not held his shares for more than six months (or such shorter period as the Internal Revenue Service may prescribe by regulation) and has received an exempt-interest dividend with respect to such shares, any loss incurred on the sale of such shares will be disallowed to the extent of the exempt-interest dividend received.

          Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code. In addition, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258 of the Code. "Conversion transactions" are defined to include certain forward, futures, option and "straddle" transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

          Under Section 1256 of the Code, gain or loss realized by the Fund from certain financial futures and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such futures and options as well as from closing transactions. In addition, any such futures or options remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized as described above.

          Offsetting positions held by the Fund involving certain futures contracts or options transactions may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, override or modify the provisions of Section 1256 of the Code. As such, all or a portion of any short- or long-term capital gain from certain "straddle" and/or conversion transactions may be recharacterized to ordinary income.

          If the Fund were treated as entering into "straddles" by reason of its engaging in certain futures contracts or options transactions, such "straddles" would be characterized as "mixed straddles" if the futures or options transactions comprising a part of such "straddles" were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to "mixed straddles." Depending on which election is made, if any, the results to the Fund may differ. If no election is made, to the extent the "straddle" rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the "straddle" and the conversion transaction rules, short-term capital losses on "straddle" positions may be recharacterized as long-term capital losses, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income.

          The Taxpayer Relief Act of 1997 included constructive sale provisions that generally apply if the Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") respecting the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property. In each instance, with certain exceptions, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively. Transactions that are identified as hedging or straddle transactions under other provisions of the Code can be subject to the constructive sale provisions.

          Investment by the Fund in securities issued at a discount or providing for deferred interest or for payment of interest in the form of additional obligations could, under special tax rules, affect the amount, timing and character of distributions to shareholders. For example, the Fund could be required to take into account annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company. In such case, the Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.


                             PORTFOLIO TRANSACTIONS

          Portfolio securities ordinarily are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by the Fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price. No brokerage commissions have been paid by the Fund to date.

          Transactions are allocated to various dealers by the Fund's portfolio managers in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms and may be selected based upon their sales of shares of the Fund or other funds managed, advised or administered by the Manager or its affiliates.

          Research services furnished by brokers through which the Fund effects securities transactions may be used by the Manager in advising other funds it advises and, conversely, research services furnished to the Manager by brokers in connection with other funds the Manager advises may be used by the Manager in advising the Fund. Although it is not possible to place a dollar value on these services, it is the opinion of the Manager that the receipt and study of such services should not reduce the overall expenses of its research department.

          The Fund's portfolio turnover rate for the fiscal years ended April 30, 1997, 1998 and 1999 was 28.17%, 26.33% and 46.84%, respectively. The Fund anticipates that its annual portfolio turnover rate generally will not exceed 100%, but the turnover rate will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Therefore, depending upon market conditions, the Fund's annual portfolio turnover rate may exceed 100% in particular years.

          The aggregate amount of transactions during the last fiscal year in newly issued debt instruments in fixed price public offerings directed to an underwriter in consideration of, among other things, research services provided was $4,100,000.

                             PERFORMANCE INFORMATION

          Current yield for the 30-day period ended April 30, 1999 for Class A was 4.04%, for Class B was 3.72% and for Class C was 3.50%. Current yield is computed pursuant to a formula which operates as follows: The amount of the Fund's expenses accrued for the 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned (computed in accordance with regulatory requirements) during the period. That result is then divided by the product of: (a) the average daily number of shares outstanding during the period that were entitled to receive dividends, and (b) the maximum offering price per share in the case of Class A or the net asset value per share in the case of Class B or Class C on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.

          Based upon a 1999 Federal tax rate of 39.6%, the tax equivalent yield for the 30-day period ended April 30, 1999 for Class A was 6.69%, for Class B was 6.16% and for Class C was 5.79%. Tax equivalent yield is computed by dividing that portion of the current yield (calculated as described above) which is tax exempt by 1 minus a stated tax rate and adding the quotient to that portion, if any, of the yield that is not tax exempt.

          The tax equivalent yield noted above represents the application of the highest Federal marginal personal income tax rate presently in effect. The tax equivalent yield figure, however, does not reflect the potential effect of any state or local (including, but not limited to, county, district or city) taxes, including applicable surcharges. In addition, there may be pending legislation which could affect such stated tax rate or yield. Each investor should consult its tax adviser, and consider its own factual circumstances and applicable tax laws, in order to ascertain the relevant tax equivalent yield.

          The average annual total return for the 1, 5 and 10 year periods ended April 30, 1999 for Class A was -0.70%, 6.06% and 7.48%, respectively. The average annual total return for the 1, 5 and 6.29 year periods ended April 30, 1999 for Class B was -0.48%, 6.17% and 6.12%, respectively. The average annual total return for the 1 and 3.8 year periods ended April 30, 1999 for Class C was 2.18% and 5.55%, respectively. Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value (maximum offering price in the case of Class A) per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. A Class' average annual total return figures calculated in accordance with such formula provides that in the case of Class A the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or in the case of Class B or Class C the maximum applicable CDSC has been paid upon redemption at the end of the period.

          The aggregate total return excluding sales load, for the period November 26, 1986 (commencement of operations) through April 30, 1999 for Class A was 140.84%. The total return net of sales load for Class A was 129.99% for this period. The aggregate total return for the period January 15, 1993 (commencement of initial offering of Class B shares) through April 30, 1999 for Class B was 45.30%. Without giving effect to the applicable CDSC, the aggregate total return for Class B was 45.30% for this period. The total return for Class C for the period from July 13, 1995 (commencement of initial offering of Class
C) through April 30, 1999 was 22.80%. Without giving effect to the applicable CDSC, the total return for Class C was 22.80% for this period. Total return is calculated by subtracting the amount of the Fund's net asset value (maximum offering price in the case of Class A) per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period) and dividing the result by the maximum offering price per share at the beginning of the period. Total return also may be calculated based on the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B or Class C shares. In such cases, the calculation would not reflect the deduction of the sales charge, which, if reflected, would reduce the performance quoted.

          From time to time, the Fund may use hypothetical tax equivalent yields or charts in its advertising. These hypothetical yields or charts will be used for illustrative purposes only and not as being representative of the Fund's past or future performance.

          Comparative performance information may be used from time to time in advertising the Fund's shares, including data from Lipper Analytical Services, Inc., Moody's Bond Survey Bond Index, Lehman Brothers Municipal Bond Index, Morningstar, Inc. and other industry publications. From time to time, advertising materials for the Fund may refer to or discuss then-current or past economic conditions, developments and/or events, including those relating to or arising from actual or proposed tax legislation, statistical or other information concerning trends relating to investment companies, as compiled by industry associations, such as the Investment Company Institute and Morningstar ratings and related analysis supporting such ratings. Advertising materials for the Fund also may include biographical information relating to its portfolio managers and may refer to, or include, commentary by a portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors.

                           INFORMATION ABOUT THE FUND

          Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive or subscription rights and are freely transferable.

          The Fund is organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Fund's Agreement and Declaration of Trust ("Trust Agreement") disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in the agreement, obligation or instrument entered into or executed by the Fund or a Board member. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Fund intends to conduct its operations in a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

          Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office. Fund shareholders may remove a Board member by the affirmative vote of two-thirds of the Fund's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

          The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund's performance and its shareholders. Accordingly, if the Fund's management determines that an investor is following a market-timing strategy or is otherwise engaging in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund Exchanges, or reject in whole or part of any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other funds in the Dreyfus Family of Funds. Generally, an investor who makes more than four exchanges out of the Fund during any calendar year or who makes exchanges that appear to coincide with a market-timing strategy may be deemed to be engaged in excessive trading. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, the Fund may refuse or restrict purchase or exchange requests by any person or group if, in the judgment of the Fund's management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund (e.g., amounts equal to 1% or more of the Fund's total assets). If an exchange request is refused, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund. The Fund's policy on excessive trading applies to investors who invest in the Fund directly or through financial intermediaries, but does not apply to the Dreyfus Auto-Exchange Privilege, to any automatic investment or withdrawal privilege described herein, or to participants in employer-sponsored retirement plans.

          During times of drastic economic or market conditions, the Fund may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

          To offset the relatively higher costs of servicing smaller accounts, the Fund will charge regular accounts with balances below $2,000 an annual fee of $12. The valuation of accounts and the deductions are expected to take place during the last four months of each year. The fee will be waived for any investor whose aggregate Dreyfus mutual fund investments total at least $25,000, and will not apply to IRA accounts or to accounts participating in automatic investment programs or opened through a securities dealer, bank or other financial institution, or to other fiduciary accounts.

          The Fund sends annual and semi-annual financial statements to all its shareholders.

          The Manager's legislative efforts led to the 1976 Congressional amendment to the Code permitting an incorporated mutual fund to pass through tax exempt income to its shareholders. The Manager offered to the public the first incorporated tax exempt fund and currently manages or administers over $24 billion in tax exempt assets.

                        COUNSEL AND INDEPENDENT AUDITORS

          Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectus.

          Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, has been selected as independent auditors of the Fund.

                                    APPENDIX

         Description of certain S&P, Moody's and Fitch ratings:

S&P

MUNICIPAL BOND RATINGS

          An S&P municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.

          The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable, and will include:
(1) likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                       AAA

          Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                       AA

          Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

                                        A

          Principal and interest payments on bonds in this category are regarded as safe. This rating describes the third strongest capacity for payment of debt service. It differs from the two higher ratings because:

          General Obligation Bonds -- There is some weakness in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

          Revenue Bonds -- Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.

                                       BBB

          Of the investment grade, this is the lowest.

          General Obligation Bonds -- Under certain adverse conditions, several of the above factors could contribute to a lesser capacity for payment of debt service. The difference between an A and BBB rating is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered.

          Revenue Bonds -- Debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger.

                                BB, B, CCC, CC, C

          Debt rated BB, B, CCC, CC or C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                       BB

          Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.

                                        B

          Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

                                       CCC

          Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

                                       CC

          The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

                                        C

          The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.

                                        D

          Bonds rated D are in default, and payment of interest and/or payment of principal is in arrears.

          Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus designation to show relative standing within the major rating categories.

MUNICIPAL NOTE RATINGS

                                      SP-1

          The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

                                      SP-2

          The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

                                      SP-3

          The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

COMMERCIAL PAPER RATINGS

          An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

                                       A-1

          This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) designation.

                                       A-2

          Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

                                       A-3

          Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                                        B

          Issues rated B are regarded as having only an adequate capacity for timely payment; such capacity may be damaged by changing conditions or short-term adversities.

                                        C

          This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

Moody's

MUNICIPAL BOND RATINGS

                                       Aaa

          Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                       Aa

          Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                        A

          Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                       Baa

          Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                       Ba

          Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                        B

          Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                       Caa

          Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                       Ca

          Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                        C

          Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          Generally, Moody's provides either a generic rating or a rating with a numerical modifier of 1 for the bonds in the generic rating category Aa. Moody's also provides numerical modifiers of 2 and 3 in this category for bond issues in the health care, higher education and other not-for-profit sectors; the modifier 1 indicates that the issue ranks in the higher end of that generic rating category; the modifier 2 indicates that the issue is in the mid-range of that generic category; and the modifier 3 indicates that the issue is in the low end of that generic category.

MUNICIPAL NOTE RATINGS

          Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). Such ratings recognize the difference between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

          A short-term rating may also be assigned on an issue having a demand feature. Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

          Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4. As the name implies, when Moody's assigns a MIG or VMIG rating, all categories define an investment grade situation.

                                  MIG 1/VMIG 1

          This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                                  MIG 2/VMIG 2

          This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

                                  MIG 3/VMIG 3

          This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                                  MIG 4/VMIG 4

          This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

COMMERCIAL PAPER RATINGS

          The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

          Issuers (or related supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          Issuers (or related supporting institutions) rated Prime-3 (P-3) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirements for relatively high financial leverage. Adequate alternate liquidity is maintained.

Fitch

MUNICIPAL BOND RATINGS

          The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                                       AAA

          Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                       AA

          Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

                                        A

          Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                                       BBB

          Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                                       BB

          Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

                                        B

          Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

                                       CCC

          Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

                                       CC

          Bonds rated CC are minimally protected. Default payment of interest and/or principal seems probable over time.

                                        C

          Bonds rated C are in imminent default in payment of interest or principal.

                                  DDD, DD and D

          Bonds rated DDD, DD and D are in actual or imminent default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds and D represents the lowest potential for recovery.

          Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category covering 12-36 months or the DDD, DD or D categories.

SHORT-TERM RATINGS

          Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

          Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                                      F-1+

          EXCEPTIONALLY STRONG CREDIT QUALITY. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                                       F-1

          VERY STRONG CREDIT QUALITY. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                                       F-2

          GOOD CREDIT QUALITY. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

DEMAND BOND OR NOTES RATINGS

          Certain demand securities empower the holder at his option to require the issuer, usually through a remarketing agent, to repurchase the security upon notice at par with accrued interest. This is also referred to as a put option. The ratings of the demand provision may be changed or withdrawn at any time if, in Fitch's judgment, changing circumstances warrant such action.

          Fitch demand provision ratings carry the same symbols and related definitions as its short-term ratings.

                                                              December 23, 1999

                       Dreyfus Premier Municipal Bond Fund
                Supplement to Statement of Additional Information
                             Dated September 1, 1999

     Effective December 31, 1999, the following information supersedes and replaces the first sentence of the first paragraph contained in the section of the Fund's Statement of Additional Information entitled "How to Buy Shares--Right of Accumulation - Class A Shares."

     Reduced sales loads apply to any purchase of Class A shares, shares of other funds in the Dreyfus Premier Family of Funds which are sold with a sales load, shares of certain other funds advised by the Manager or Founders Asset Management LLC ("Founders"), an affiliate of the Manager, which are sold with a sales load and shares acquired by a previous exchange of such shares (hereinafter referred to as "Eligible Funds"), by you and any related "purchaser" as defined above, where the aggregate investment, including such purchase, is $50,000 or more.

     Effective December 31, 1999, the following information supersedes and replaces the first sentence of the first paragraph contained in the section of the Fund's Statement of Additional Information entitled "Shareholder Services -- Fund Exchanges."

     Clients of certain Service Agents may purchase, in exchange for Class A, Class B or Class C shares of the Fund, shares of the same Class of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds, to the extent such shares are offered for sale in your state of residence.

     Effective December 31, 1999, the following information supersedes and replaces the first sentence of the first paragraph contained in the section of the Fund's Statement of Additional Information entitled "Shareholder Services -- Dreyfus Auto-Exchange Privilege."

     Dreyfus Auto-Exchange Privilege permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for Class A, Class B or Class C shares of the Fund, shares of the same Class of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds, of which you are a shareholder.

     Effective December 31, 1999, the following information supersedes and replaces the first sentence of the first paragraph contained in the section of the Fund's Statement of Additional Information entitled "Shareholder Services - Dreyfus Dividend Options."

     Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from the Fund in shares of the same Class of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds, of which you are a shareholder.

                                                               March 22, 2000

                DREYFUS PREMIER MUNICIPAL BOND FUND
         SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                      DATED SEPTEMBER 1, 1999

1. The following information replaces all contrary information contained in the sections of the Statement of Additional Information ("SAI") entitled "Description of the Fund", "Management of the Fund" and "Management Arrangements":

      Effective March 22, 2000, Dreyfus Service Corporation ("DSC") became the distributor to the Fund. DSC is located at 200 Park Avenue, New York, NY 10166.

2. The following information replaces the information contained in the section of the Statement of Additional Information ("SAI") entitled "Management of the Fund - Officers of the Fund":

Stephen E. Canter, President. President, Chief Operating Officer, and Chief
          Investment Officer of the Manager, and an officer of other investment companies advised and administered by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 54 years old.

Mark N. Jacobs, Vice President. Vice President, General Counsel and
          Secretary to the Manager, and an officer of other investment companies advised and administered by the Manager. He is 53 years old.

Joseph Connolly, Vice President and Treasurer. Director - Mutual Fund
          Accounting of the Manager, and an officer of other investment companies advised and administered by the Manager. He is 42 years old.

Steven F. Newman, Secretary. Associate General Counsel and Assistant
          Secretary of the Manager, and an officer of other investment companies advised and administered by the Manager. He is 50 years old.

Michael A. Rosenberg, Assistant Secretary. Associate General Counsel of the
          Manager, and an officer of other investment companies advised and administered by the Manager. He is 40 years old.

Janette Farragher, Assistant Secretary. Assistant General Counsel of the
          Manager, and an officer of other investment companies advised and administered by the Manager. She is 37 years old.

Gregory S. Gruber, Assistant Treasurer. Senior Accounting Manager - Municipal
          Bond Funds of the Manager, and an officer of other investment companies advised and administered by the Manager. He is 40 years old.

      The address of each Fund officer is 200 Park Avenue, New York, NY 10166.

3. The following information supplements the information contained in the section of the SAI entitled "Management Arrangements - Distributor":

          Disclosure of the amounts retained by "the distributor" on the sale of shares of the Fund refers to amounts retained by Premier Mutual Fund Services, Inc. ("Premier"), the Fund's distributor prior to March 22, 2000. No information is provided for Dreyfus Service Corporation, as it was not the Fund's distributor as of the Fund's last fiscal year end.

-------------------------------------------------------------------------------

                    DREYFUS PREMIER STATE MUNICIPAL BOND FUND

                    o  Connecticut Series        o    Minnesota Series
                    o  Florida Series            o    New Jersey Series
                    o  Georgia Series            o    North Carolina Series
                    o  Maryland Series           o    Ohio Series
                    o  Massachusetts Series      o    Pennsylvania Series
                    o  Michigan Series           o    Texas Series
                                                 o    Virginia Series

                     CLASS A AND CLASS B AND CLASS C SHARES
                       STATEMENT OF ADDITIONAL INFORMATION

                                SEPTEMBER 1, 1999

-------------------------------------------------------------------------------

          This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of the above-named series (each, a "Series") of Dreyfus Premier State Municipal Bond Fund (the "Fund"), dated September 1, 1999, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144 or call 1-800-554-4611.

          The Fund's most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

                                TABLE OF CONTENTS
                                                                         PAGE

Description of the Fund and Series........................................3
Management of the Fund....................................................23
Management Arrangements...................................................31
How to Buy Shares.........................................................36
Distribution Plan and Shareholder Services Plan...........................42
How To Redeem Shares......................................................44
Shareholder Services......................................................49
Determination of Net Asset Value..........................................52
Dividends, Distributions and Taxes........................................53
Portfolio Transactions....................................................63
Performance Information...................................................64
Information About the Fund................................................73
Counsel and Independent Auditors..........................................75
Appendix A................................................................76
Appendix B................................................................141

                       DESCRIPTION OF THE FUND AND SERIES

          The Fund is a Massachusetts business trust that was formed on September 19, 1986. The Fund is an open-end, management investment company, known as a municipal bond fund.

          The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser.

          Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares.

CERTAIN PORTFOLIO SECURITIES

          The following information supplements and should be read in conjunction with the Fund's Prospectus.

          MUNICIPAL OBLIGATIONS. The Fund's investment objective is to maximize current income exempt from Federal income tax and, where applicable, from State income taxes for residents of the States of Connecticut, Florida, Georgia, Maryland, Massachusetts, Michigan, Minnesota, New Jersey, North Carolina, Ohio, Pennsylvania, Texas and Virginia, without undue risk. To accomplish the Fund's investment objective, each Series invests primarily in the debt securities of the State after which it is named, such State's political subdivisions, authorities and corporations, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal and such State's personal income taxes (collectively, "State Municipal Obligations" or when the context so requires, "Connecticut Municipal Obligations," "Florida Municipal Obligations," "Georgia Municipal Obligations," "Maryland Municipal Obligations," etc.).

          Each Series will invest at least 80% of the value of its net assets (except when maintaining a temporary defensive position) in Municipal Obligations. Municipal Obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, the interest from which, in the opinion of bond counsel to the issuer, is exempt from Federal income tax. Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Obligations bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the Municipal Obligation's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain Municipal Obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related Municipal Obligation and purchased and sold separately.

          The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation and rating of the issue.

          CERTAIN TAX EXEMPT OBLIGATIONS. Each Series may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes which are obligations that permit the Series to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Series, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Series' right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased will meet the quality criteria established for the purchase of Municipal Obligations.

          TAX EXEMPT PARTICIPATION INTERESTS. Each Series may purchase from financial institutions participation interests in Municipal Obligations (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Series an undivided interest in the Municipal Obligation in the proportion that the Series' participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated or has been given a rating below that which otherwise is permissible for purchase by the Series, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Fund's Board has determined meets prescribed quality standards for banks, or the payment obligation otherwise will be collateralized by U.S. Government securities. For certain participation interests, the Series will have the right to demand payment, on not more than seven days' notice, for all or any part of the Series' participation interest in the Municipal Obligation, plus accrued interest. As to these instruments, each Series intends to exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.

          Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with Municipal Obligations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The staff of the Securities and Exchange Commission currently considers certain lease obligations to be illiquid. Determination as to the liquidity of such securities is made in accordance with guidelines established by the Fund's Board. Pursuant to such guidelines, the Board has directed the Manager to monitor carefully each Series' investment in such securities with particular regard to: (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and (5) such other factors concerning the trading market for the lease obligation as the Manager may deem relevant. In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the Fund's Board has directed the Manager to consider: (a) whether the lease can be canceled; (b) what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (e) the legal recourse in the event of failure to appropriate; and (f) such other factors concerning credit quality as the Manager may deem relevant. A Series will not invest more than 15% of the value of its net assets in lease obligations that are illiquid and in other illiquid securities.

          TENDER OPTION BONDS. Each Series may purchase tender option bonds. A tender option bond is a Municipal Obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. The Manager, on behalf of the Series, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Obligation, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligation and for other reasons.

          A Series will purchase tender option bonds only when the Fund is satisfied that the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax exempt status of the underlying Municipal Obligations and that payment of any tender fees will not have the effect of creating taxable income for the Series. Based on the tender option bond agreement, the Fund expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.

          CUSTODIAL RECEIPTS. Each Series may purchase custodial receipts representing the right to receive certain future principal and interest payments on Municipal Obligations which underlie the custodial receipts. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of Municipal Obligations deposits such obligations with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Obligations. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted, and ownership changes, based on an auction mechanism. This class's interest rate generally is expected to be below the coupon rate of the underlying Municipal Obligations and generally is at a level comparable to that of a Municipal Obligation of similar quality and having a maturity equal to the period between interest rate adjustments. The second class bears interest at a rate that exceeds the interest rate typically borne by a security of comparable quality and maturity; this rate also is adjusted, but in this case inversely to changes in the rate of interest of the first class. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Obligations. The value of the second class and similar securities should be expected to fluctuate more than the value of a Municipal Obligation of comparable quality and maturity and their purchase by a Series should increase the volatility of its net asset value and, thus, its price per share. These custodial receipts are sold in private placements. Each Series also may purchase directly from issuers, and not in a private placement, Municipal Obligations having characteristics similar to custodial receipts. These securities may be issued as part of a multi-class offering and the interest rate on certain classes may be subject to a cap or floor.

          STAND-BY COMMITMENTS. Each Series may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, the Series obligates a broker, dealer or bank to repurchase, at the Series' option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The Series will acquire stand-by commitments solely to facilitate its portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Series may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable. Each Series also may acquire call options on specific Municipal Obligations. A Series generally would purchase these call options to protect the Series from the issuer of the related Municipal Obligation redeeming, or other holder of the call option from calling away, the Municipal Obligation before maturity. The sale by the Series of a call option that it owns on a specific Municipal Obligation could result in the receipt of taxable income by the Series.

          RATINGS OF MUNICIPAL OBLIGATIONS. Each Series will invest at least 70% of the value of its net assets in Municipal Obligations which, in the case of bonds, are rated no lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P") or Fitch IBCA, Inc. ("Fitch" and, together with Moody's and S&P, the "Rating Agencies"). Each Series may invest up to 30% of the value of its net assets in Municipal Obligations which, in the case of bonds, are rated lower than Baa by Moody's and BBB by S&P and Fitch and as low as the lowest rating assigned by a Rating Agency. Each Series also may invest in securities which, while not rated, are determined by the Manager to be of comparable quality to the rated securities in which the Series may invest; for purposes of the 70% requirement described in this paragraph, such unrated securities will be considered to have the rating so determined.

          The average distribution of investments (at value) in Municipal Obligations (including notes) by ratings for the fiscal year ended April 30, 1999, computed on a monthly basis, for each Series was as follows:

FITCH     or MOODY'S   or S&P          Connecticut      Florida        Georgia
-----        -------      ---            SERIES         SERIES          SERIES
AAA          Aaa          AAA             30.3%          49.5%           76.2%
AA           Aa           AA              26.4           12.6            13.2
A            A            A                5.0            6.4             -
BBB          Baa          BBB             24.9           14.0             8.4
BB           Ba           BB               2.1             .8             -
F-1          MIG 1/P-1    SP-1/A-1          .7            3.9             2.2
Not Rated    Not Rated    Not Rated      10.61          12.82             -
                                          ----           ----            -
                                         100.0%          100.0%         100.0%
                                         ======         ======          ======


                                         Maryland      Massachusetts   Michigan
FITCH     or MOODY'S   or  S&P           SERIES        SERIES          SERIES
-----        -------      -----          ------        -------        ------
AAA           Aaa          AAA           29.8%          34.4%          52.4%
AA            Aa           AA            32.3           18.2           12.2
A             A            A             20.1           16.3           12.5
BBB           Baa          BBB            8.3           18.1            7.3
BB            Ba           BB             -              -               -
F-1           MIG 1/P-1    SP-1/A-1       1.2            1.4            1.7
Not Rated     Not Rated    Not Rated      8.3 (3)       11.6 (4)       13.9 (5)
                                         ----         -------         -----
                                        100.0%         100.0%         100.0%
                                        ======         ======         ======

                                                   New       North
                                     Minnesota     Jersey    Carolina   Ohio
FITCH     or MOODY'S  or   S&P       SERIES        SERIES    SERIES     SERIES
-----        -------       ------    ---------     ------    --------   ------
AAA          Aaa           AAA         50.8%        45.3%     26.9%     41.5%
AA           Aa            AA          20.5          4.8      19.8      12.0
A            A             A           17.4          4.1      12.3      15.7
BBB          Baa           BBB          7.6         33.8      27.0      13.2
BB           Ba            BB           -             .5       -         9.7
F-1          MIG 1/P-1     SP-1/A-1     2.4          2.3       1.2       1.3
Not Rated    Not Rated     Not Rated    1.3 (6)      9.2 (7)  12.8(8)    6.6 (9)
                                        ---          ---      ----       ---
                                      100.0%       100.0%    100.0      100.0%
                                      ======       ======    ======     ======

                                       Pennsylvania   Texas        Virginia
FITCH     or  MOODY'S   or     S&P     SERIES         SERIES        SERIES
-----        -------          ---      ------         ------        ------

AAA          Aaa              AAA        53.3 %         62.9%           16.0 %
AA           Aa               AA          7.1            4.8            16.4
A            A                A          16.4           13.3            21.1
BBB          Baa              BBB        10.0           14.3            18.6
BB           Ba               BB          -               -               -
B            B                B           -               .5              -
F-1          MIG 1/P-1        P-1/A-1     1.1            2.3              .6
Not Rated    Not Rated        Not Rated  12.1(10)        1.9(11)        27.3(12)
                                         ------          ----           -----
                                         100.0%         100.0%         100.0%
                                         ======         ======         ======


         Subsequent to its purchase by a Series, an issue of rated Municipal Obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Series.

------
1 Included in the Not Rated category are securities comprising 10.6% of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aaa/AAA (2.3%), Aa/AA (2.1%), A/A (.4%), Baa/BBB (5.1%), Ba/BB
     (.1%) and B/B (.6%).

2 Included in the Not Rated category are securities comprising 12.8% of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aaa/AAA (2.2%), A/A (.9%), Baa/BBB (4.1%), B/B (.2%), C/C (.4%)
     and D/D (5.0%).

3 Included in the Not Rated category are securities comprising 8.3% of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories: A/A (.3%), Baa/BBB (4.9%), Ba/BB (1.3%) and B (1.8%).

4 Included in the Not Rated category are securities comprising 11.6% of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rated category: Aaa/AAA (3.4%) and Baa/BBB (8.2%).

5 Included in the Not Rated category are securities comprising 13.9% of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aaa/AAA (5.4%), A/A (.8%), Baa/BBB (4.0%) and Ba/BB (3.7%).

6 Included in the Not Rated category are securities comprising 1.3% of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rated category: Aa/AA (.2%), Baa/BBB (.5%), Ba/BB (.5%) and F-1/MIG1, P-1/SP-1, A-1 (.1%).

7 Included in the Not Rated category are securities comprising 9.2% of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rated category: BBB (9.2%).

8 Included in the Not Rated category are securities comprising 12.8% of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rated category: Aaa/AAA (5.3%), BBB (4.9%) and B (2.6%).

9 Included in the Not Rated category are securities comprising 6.6% of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aaa/AAA (5.0%), Aa/AA (.1%), A/A (.3%), Baa/BBB (.9%) and Ba/BB (.3%).

10 Included in the Not Rated category are securities comprising 12.1% of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aaa/AAA (2.0%), A/A (.6%), Baa/BBB (6.7%), Ba/BB (1.4%), B
     (1.2%) and Caa/CCC (.2%).

11 Included in the Not Rated category are securities comprising 1.9% of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aaa/AAA (1.3%) and Baa/BBB (.6%).

12 Included in the Not Rated category are securities comprising 27.3% of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aaa/AAA (8.1%), Baa/BBB (9.7%), Ba/BB (9.3%) and B (.2%).

          Neither event will require the sale of such Municipal Obligations by the Series, but the Manager will consider such event in determining whether the Series should continue to hold the Municipal Obligations. To the extent that the ratings given by the Rating Agencies for Municipal Obligations may change as a result of changes in such organizations or their rating systems, the Series will attempt to use comparable ratings as standards for its investments in accordance with the investment policies contained in the Prospectus and this Statement of Additional Information. The ratings of the Rating Agencies represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities.

          TAXABLE INVESTMENTS. From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of a Series' net assets) or for temporary defensive purposes, each Series may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by a Series that are attributable to income earned by the Series from Taxable Investments will be taxable to investors. See "Dividends, Distributions and Taxes." Except for temporary defensive purposes, at no time will more than 20% of the value of a Series' net assets be invested in Taxable Investments. When a Series has adopted a temporary defensive position, including when acceptable State Municipal Obligations are unavailable for investment by a Series, in excess of 35% of a Series' net assets may be invested in securities that are not exempt from Federal and, where applicable, State personal income taxes. Under normal market conditions, each Series anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments.

          ZERO COUPON SECURITIES. Each Series may invest in zero coupon securities which are debt securities issued or sold at a discount from their face value which do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date). The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interest in such stripped debt obligations and coupons. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.

          ILLIQUID SECURITIES. Each Series may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Series' investment objective. These securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Series is subject to a risk that should the Series desire to sell them when a ready buyer is not available at a price that the Series deems representative of their value, the value of the Series' net assets could be adversely affected.

INVESTMENT TECHNIQUES

          The following information supplements and should be read in conjunction with the Fund's Prospectus. A Series' use of certain of the investment techniques described below may give rise to taxable income.

          BORROWING MONEY. Each Series is permitted to borrow to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"), which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. The Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of a Series' total assets, the Series will not make any additional investments.

          SHORT SELLING. Each Series may make short sales of securities. In these transactions, a Series sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Series must borrow the security to make delivery to the buyer. The Series is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less the price at which the security was sold by the Series, which would result in a loss or gain, respectively.

         Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of a Series' net assets. A Series may not make a short sale which results in the Series having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.

          Each Series also may make short sales "against the box," in which the Series enters into a short sale of a security it owns. At no time will a Series have more than 15% of the value of its net assets in deposits on short sales against the box.

          Until the Series closes its short position or replaces the borrowed security, the Series will: (a) segregate permissible liquid assets in an amount that, together with the amount deposited with the broker as collateral, always equals the current value of the security sold short; or (b) otherwise cover its short position.

          LENDING PORTFOLIO SECURITIES. Each Series may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Series continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities which affords the Series an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 33-1/3% of the value of the Series' total assets, and the Series will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable at any time upon specified notice. The Series might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Series. In connection with its securities lending transactions, the Series may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

          DERIVATIVES. Each Series may invest in, or enter into, derivatives, such as options and futures, for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Series to invest than "traditional" securities would.

         Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Series to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Series can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Series' performance.

          If a Series invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Series' return or result in a loss. A Series also could experience losses if its derivatives were poorly correlated with its other investments, or if the Series were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

          Although neither the Fund nor any Series will be a commodity pool, certain derivatives subject the Series to the rules of the Commodity Futures Trading Commission which limit the extent to which a Series can invest in such derivatives. A Series may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, no Series may invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Series' assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

          Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Manager will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Series. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

FUTURES TRANSACTIONS--IN GENERAL. Each Series may enter into futures contracts in U.S. domestic markets, such as the Chicago Board of Trade. Engaging in these transactions involves risk of loss to the Series which could adversely affect the value of the Series' net assets. Although each Series intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Series to substantial losses.

          Successful use of futures by a Series also is subject to the Manager's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities being hedged and the price movements of the futures contract. For example, if a Series uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Series will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Series has insufficient cash, it may have to sell securities to meet daily variation margin requirements. A Series may have to sell such securities at a time when it may be disadvantageous to do so.

          Pursuant to regulations and/or published positions of the Securities and Exchange Commission, a Series may be required to segregate permissible liquid assets to cover its obligations relating to its transactions in derivatives. To maintain this required cover, the Series may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price. In addition, the segregation of such assets will have the effect of limiting a Series' ability otherwise to invest those assets.

SPECIFIC FUTURES TRANSACTIONS. Each Series may purchase and sell interest rate futures contracts. An interest rate future obligates the Series to purchase or sell an amount of a specific debt security at a future date at a specific price.

OPTIONS--IN GENERAL. Each Series may purchase call and put options and write (i.e., sell) covered call and put option contracts with respect to interest rate futures contracts. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

          A covered call option written by a Series is a call option with respect to which the Series owns the underlying security or otherwise covers the transaction by segregating cash or other securities. A put option written by a Series is covered when, among other things, the Series segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. A Series receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

          There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a Series is unable to effect a closing purchase transaction in the secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

          Successful use by a Series of options will be subject to the Manager's ability to predict correctly movements in interest rates. To the extent the Manager's predictions are incorrect, the Series may incur losses.

          FUTURE DEVELOPMENTS. A Series may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Series or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Series' investment objective and legally permissible for the Series. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or Statement of Additional Information.

          FORWARD COMMITMENTS. Each Series may purchase or sell Municipal Obligations and other securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Series enters into the commitment, but the Series does not make payment until it receives delivery from the counterparty. The Series will commit to purchase such securities only with the intention of actually acquiring the securities, but the Series may sell these securities before the settlement date if it is deemed advisable. The Series will segregate permissible liquid assets at least equal at all times to the amount of the Series' purchase commitments.

          Municipal Obligations and other securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e. appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose the Series to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment or when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Series is fully or almost fully invested may result in greater potential fluctuation in the value of the Series' net assets and its net asset value per share.

INVESTMENT CONSIDERATIONS AND RISKS

          INVESTING IN MUNICIPAL OBLIGATIONS. Each Series may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, each Series may be subject to greater risk as compared to a fund that does not follow this practice.

          Certain municipal lease/purchase obligations in which the Series may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, the Manager will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funding for the leased property.

          Certain provisions in the Internal Revenue Code of 1986, as amended (the "Code"), relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Obligations available for purchase by the Series and thus reduce available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in a Series. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by a Series so as to adversely affect its shareholders, the Series would reevaluate its investment objective and policies and submit possible changes in the Series' structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, the Series would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.

          INVESTING IN STATE MUNICIPAL OBLIGATIONS. You should consider carefully the special risks inherent in the purchase of shares of each Series resulting from its purchase of the respective State's Municipal Obligations. Certain of the States have experienced financial difficulties, the recurrence of which could result in defaults or declines in the market values of various Municipal Obligations in which such Series invests. If there should be a default or other financial crisis relating to a State or an agency or municipality thereof, the market value and marketability of outstanding State Municipal Obligations in a Series' portfolio and the interest income to the Series could be adversely affected.

          CONNECTICUT SERIES. Connecticut's economy relies in part on activities that may be adversely affected by cyclical change. Connecticut's economy has improved since a recession in the early 1990s. The improvements have been primarily in non-manufacturing industries, whose employment has recovered most of the losses suffered during the recession. Manufacturing employment, however, has continued its downward trend. Despite the recession, the average per capita personal income of Connecticut residents has remained among the highest in the nation, and the State's financial performance has improved. After having accumulated a $965,712,000 unappropriated deficit as of June 30, 1991, the General Fund ran operating surpluses, based on the State's budgetary method of accounting, for each of the seven succeeding fiscal years since. However, the State's high level of tax-supported debt imposes a relatively significant burden on the State's revenue base. The State's general obligation bonds are rated AA by S&P, AA by Fitch, and Aa3 by Moody's. There can be no assurance that general economic difficulties or the financial circumstances of Connecticut or its towns and cities will not adversely affect the market value of their obligations or the ability of the obligors to pay debt service on such obligations.

          FLORIDA SERIES. The Florida Constitution and Statutes mandate that the State budget as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues each fiscal year. Florida's Constitution permits issuance of Florida Municipal Obligations pledging the full faith and credit of the State, with a vote of the electors, to finance or refinance fixed capital outlay projects authorized by the Legislature, provided that the outstanding principal does not exceed 50% of the total tax revenues of the State for the two preceding years. Florida's Constitution also provides that the Legislature shall appropriate monies sufficient to pay debt service on State bonds pledging the full faith and credit of the State as the same becomes due. All State tax revenues, other than trust funds dedicated by Florida's Constitution for other purposes, would be available for such an appropriation, if required. Revenue bonds may be issued by the State or its agencies without a vote of Florida's electors only to finance or refinance the cost of State fixed capital outlay projects which may be payable solely from funds derived directly from sources other than State tax revenues. Fiscal year 1997-1998 total General Revenue and Working Capital Funds available are estimated to have been $19.789 billion, which resulted in estimated unencumbered reserves of $440.5 million at the end of fiscal 1997-1998. The General Revenue and Working Capital Funds ended the 1996-1997 fiscal year with unencumbered reserves of $440.5 million.

          GEORGIA SERIES. Georgia's Constitution limits appropriation of funds for any given fiscal year to the sum of the amount of unappropriated surplus expected to have accrued at the beginning of the fiscal year and an amount not greater than the total receipts anticipated, less refunds, as estimated. The State Constitution provides for supplementary appropriations in accordance with its provisions as well. Georgia's economy grew rapidly in the 1980s, resulting in a general fund reserve. As a result of a slowdown in the State's economy in the early 1990's, the general fund reserve was effectively eliminated. Beginning in Fiscal 1993, however, revenues once again began to exceed appropriations. The State's revenue shortfall reserve at the end of Fiscal 1998 was approximately $351 million. Revenues are estimated to exceed expenditures for Fiscal 1999.

          MARYLAND SERIES. The public indebtedness of the State of Maryland and its instrumentalities is divided into three basic types: general obligation bonds for capital improvements and for various State-sponsored projects to the payment of which the State ad valorem property tax is exclusively pledged; limited, special obligation bonds issued by the Maryland Department of Transportation for transportation purposes, payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use; and obligations issued by certain authorities payable solely from specific non-tax, enterprise fund revenues for which the State has no liability and has given no moral obligation assurance. The State and certain of its agencies also have entered into a variety of lease purchase agreements to finance the acquisition of capital assets. These lease agreements specify that payments thereunder are subject to annual appropriation by the General Assembly.

          Since at least the end of the Civil War, the State has paid the principal of and interest on its general obligation bonds when due. There is no general debt limit imposed by the State Constitution or public general laws, but the State Constitution does require the annual operating budget to be in balance with estimated revenues. Based on the information from the State's Official Statement dated February 24, 1999, the State's general fund balance on a budgetary basis was $419.8 million for the fiscal year ended June 30, 1998, is estimated to be $249.5 million for the fiscal year ended June 30, 1999, and is estimated to be $9.1 million for the fiscal year ended June 30, 2000. The balance in the Revenue Stabilization Fund of the State Reserve Fund was $617.9 million (7.7% of General Fund Revenues) for the fiscal year ended June 30, 1998, is estimated to be $646 million (7.8% of General Fund Revenues) for the fiscal year ended June 30, 1999, and is estimated to be $622 million (7.2% of General Fund Revenues) at June 30, 2000.

          MASSACHUSETTS SERIES. Massachusetts' economic and fiscal difficulties of recent years appear to have abated. Massachusetts ended each of the fiscal years 1994 through 1998 with a positive fiscal balance in its general operating funds, and expects to do so in fiscal year 1999.

          MICHIGAN SERIES. Michigan's economy has been undergoing certain basic changes in its underlying structure. These changes reflect a diversifying economy which is less reliant on the automobile industry. As a result, it is anticipated that the State's economy in the future will be less susceptible to cyclical swings and more resilient when national downturns occur. The principal sectors of Michigan's diversifying economy are manufacturing of durable goods (including automobile and office equipment manufacturing), tourism and agriculture. Michigan's unemployment rate averaged 9.9% in 1985 and averaged 3.9% in 1998.

          Michigan ended fiscal years 1997-1998 on September 30, 1998 with a $1 billion balance in its budget stabilization fund.

          MINNESOTA SERIES. The structure of Minnesota's economy parallels the structure of the United States' economy as a whole when viewed at a highly aggregated level of detail. Diversity and a significant natural resource base are two important characteristics of the State's economy. However, the State of Minnesota experienced financial difficulties in the early 1980s because of a downturn in the State's economy resulting from the national recession. More recently, real growth has been equal to or greater than national growth.

          There can be no assurance that the financial problems referred to or similar future problems will not affect the market value or marketability of the Minnesota Municipal Obligations or the ability of the issuer thereof to pay interest or principal thereon.

          NEW JERSEY SERIES. Although New Jersey enjoyed a period of economic growth with unemployment levels below the national average during the mid-1980s, its economy slowed down well before the onset of the national recession in July 1990. Reflecting the economic downturn, the State's unemployment rate rose from a low of 3.6% in the first quarter of 1989 to a recessionary peak of 8.4% during 1992. Since then, New Jersey's unemployment rate fell to an average of 6.2% during 1996. For the eight quarters following mid-1996, employment growth in New Jersey has ranged between 1.7% and 2.4%. As a result of New Jersey's fiscal weakness, in July 1991, S&P lowered its rating of the State's general obligation debt from AAA to AA+. As of June 30, 1997, S&P, Moody's and Fitch rated the State's long-term general obligations AA+, Aa1 and AA+, respectively.

          NORTH CAROLINA SERIES. The economic profile of the State of North Carolina consists of a combination of agriculture, industry and tourism, with agriculture as the basic element in the economy. The poultry industry is the leading source of agricultural income in the State, accounting for 25% of gross agricultural income. The tobacco and pork industries also are significant sources of gross agricultural income.

          The North Carolina Constitution requires a balanced budget. In 1996, State voters approved a State Constitutional amendment to give the Governor the power to veto budgetary and certain other legislative actions.

          OHIO SERIES. The "non-manufacturing" sector employs approximately 80.0% of all non-agricultural payroll workers in Ohio. However, due to the continued importance of manufacturing industries (including auto-related manufacturing), economic activity in Ohio tends to be more cyclical than in some other states and in the nation as a whole. Although Ohio's economy has improved since the 1980-82 national recession, the State experienced an economic slowdown during its 1990-91 fiscal year, consistent with national economic conditions during that period. For Ohio's fiscal year ended June 30, 1998, the Ohio Office of Budget and Management reported positive $1.0844 billion and $1.649 billion ending fund and cash balances, respectively. Each of the foregoing factors could have an effect on the market for issuers generally or may have the effect of impairing the ability of issuers to pay interest on, or repay principal of, Ohio Municipal Obligations.

          PENNSYLVANIA SERIES. Pennsylvania has been historically identified as a heavy industry state although that reputation has recently changed as the coal, steel and railroad industries declined. A more diversified economy has developed in Pennsylvania as a long-term shift in jobs, investment and workers away from the northeast part of the nation took place. The major sources of growth currently are in the service sector, including trade, medical and health services, education and financial institutions. Pennsylvania is highly urbanized, with approximately 50% of the Commonwealth's total population contained in the metropolitan areas which include the cities of Philadelphia and Pittsburgh. The Commonwealth's adopted fiscal 1999-2000 General Fund budget provided for a decrease in taxes of over $400 million. As of June 30, 1998, the General Fund had a surplus of $772.4 million or 4.2% above the official estimate for the prior fiscal year.

          TEXAS SERIES. Economically and financially the State of Texas suffered significant damage during the 1980s from the continued depressed price of oil and gas and the overbuilding in the real estate market. The decline in oil prices, particularly since 1986, and the recession that followed have had a severe effect on the Texas banking and savings and loan industries, resulting in a number of closings among banks and savings and loans through the early 1990s. In recent years, however, the State's overall financial situation has improved significantly as Texas' economic growth has been outpacing that of the United States as a whole. In fiscal years 1994, 1995, 1996, 1997, and 1998, Texas' General Revenue Fund ended with cash surpluses of $2.225 billion, $2.101 billion, $2.270 billion, $2.685 billion, and $3.330 billion, respectively, marking eleven straight years that Texas has ended the fiscal year in the black.

          VIRGINIA SERIES. Because of Northern Virginia, with its proximity to Washington, D.C., and Hampton Roads, which has the nation's largest concentration of military installations, the Federal government has a greater impact on Virginia relative to its size than any states other than Alaska and Hawaii. Virginia's economy has continued to grow over the last decade, and while per capita income has grown both faster and slower than the U.S. average from year to year during that period, per capita income continues to be above the national average. Virginia's unreserved General Fund balances have continued to grow in recent years from a low in 1991. The Virginia Constitution requires a balanced budget and, since 1993, the funding of a Revenue Stabilization Fund. Current debt levels are well below limits established by the State Constitution.

          ZERO COUPON SECURITIES. Each Series may invest in zero coupon securities and pay-in-kind bonds (bonds which pay interest through the issuance of additional bonds). Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, a Series may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

          LOWER RATED BONDS. Each Series may invest up to 30% of the value of its net assets in higher yielding (and, therefore, higher risk) debt securities such as those rated Ba by Moody's or BB by S&P or Fitch or as low as the lowest rating assigned by the Rating Agencies (commonly known as junk bonds). They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated Municipal Obligations. See "Appendix B" for a general description of the Rating Agencies' ratings of Municipal Obligations. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these bonds. A Series will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer.

          You should be aware that the market values of many of these bonds tend to be more sensitive to economic conditions than are higher rated securities and will fluctuate over time. These bonds generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

          Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these bonds does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Series' ability to dispose of particular issues when necessary to meet the Series' liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Series to obtain accurate market quotations for purposes of valuing the Series' portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable objective data may be available.

          These bonds may be particularly susceptible to economic downturns. It is likely that any economic recession would disrupt severely the market for such securities and may have an adverse impact on the value of such securities, and could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon which would increase the incidence of default for such securities.

          The Series may acquire these bonds during an initial offering. Such securities may involve special risks because they are new issues. The Fund has no arrangement with any person concerning the acquisition of such securities, and the Manager will review carefully the credit and other characteristics pertinent to such new issues.

          The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon bonds and pay-in-kind bonds, in which each Series may invest up to 5% of its total assets. Zero coupon bonds and pay-in-kind bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the Series will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Series may obtain no return at all on its investment. See "Dividends, Distributions and Taxes."

          SIMULTANEOUS INVESTMENTS. Investment decisions for a Series are made independently from those of the other Series and investment companies advised by the Manager. If, however, such other Series or investment companies desire to invest in, or dispose of, the same securities as a Series, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Series or the price paid or received by a Series.

INVESTMENT RESTRICTIONS

          Each Series' investment objective is a fundamental policy, which cannot be changed as to a Series without approval by the holders of a majority (as defined in the 1940 Act) of such Series' outstanding voting shares. In addition, each Series has adopted investment restrictions numbered 1 through 9 as fundamental policies. Investment restrictions numbered 10 and 11 are not fundamental policies and may be changed by a vote of a majority of the Fund's Board members at any time. No Series may:

          1. Purchase securities other than Municipal Obligations and Taxable Investments as those terms are defined above and in the Prospectus and those arising out of transactions in futures and options.

          2. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Series' total assets). Transactions in futures and options and the entry into short sales transactions do not involve any borrowing for purposes of this restriction.

          3. Purchase securities on margin, but may make margin deposits in connection with transactions in futures, including those related to indices, and options on futures or indices.

          4. Underwrite the securities of other issuers, except that the Series may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the Series may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

          5. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein, or prevent the Fund from purchasing and selling futures contracts, including those related to indices, and options on futures contracts or indices.

          6. Make loans to others except through the purchase of qualified debt obligations and the entry into repurchase agreements referred to above and in the Fund's Prospectus; however, the Fund may lend each Series' portfolio securities in an amount not to exceed 33-1/3% of the value of the Series' total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board.

          7. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          8. Invest in companies for the purpose of exercising control.

          9. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

          10. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings. The deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed-delivery basis and collateral arrangements with respect to initial or variation margin for futures contracts and options on futures contracts or indices will not be deemed to be pledges of assets.

          11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests that are not subject to the demand feature described in the Fund's Prospectus and floating and variable rate demand obligations as to which the Fund cannot exercise the demand feature described in the Fund's Prospectus on not more than seven days' notice if there is no secondary market), if, in the aggregate, more than 15% of the value of the Series' net assets would be so invested.

          For purposes of Investment Restriction No. 7, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

          If a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

          While not a fundamental policy, the Texas Series will not invest in real estate limited partnerships.


                             MANAGEMENT OF THE FUND

          The Fund's Board is responsible for the management and supervision of the Fund. The Board approves all significant agreements between the Fund and those companies that furnish services to the Fund. These companies are as follows:

         The Dreyfus Corporation.........................  Investment Adviser
         Premier Mutual Fund Services, Inc...............  Distributor
         Dreyfus Transfer, Inc...........................  Transfer Agent
         The Bank of New York............................  Custodian

          Board members of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below.

BOARD MEMBERS OF THE FUND

JOSEPH S. DiMARTINO, CHAIRMAN OF THE BOARD. Since January 1995, Chairman of the
     Board of various funds in the Dreyfus Family of Funds. He also is a director of The Noel Group, Inc., a venture capital company (for which, from February 1995 until November 1997, he was Chairman of the Board), The Muscular Dystrophy Association, HealthPlan Services Corporation, a provider of marketing, administrative and risk management services to health and other benefit programs, Carlyle Industries, Inc. (formerly, Belding Heminway Company, Inc.), a button packager and distributor, Century Business Services, Inc., a provider of various outsourcing functions for small and medium sized companies, and Career Blazers, Inc. (formerly, Staffing Resources, Inc.), a temporary placement agency. For more than five years prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager and, until August 24, 1994, the Fund's distributor. From August 1994 until December 31, 1994, he was a director of Mellon Bank Corporation. He is 55 years old and his address is 200 Park Avenue, New York, New York 10166.

CLIFFORD L. ALEXANDER, JR., BOARD MEMBER. President of Alexander & Associates,
     Inc., a management consulting firm. From 1977 to 1981, Mr. Alexander served as Secretary of the Army and Chairman of the Board of the Panama Canal Company, and from 1975 to 1977, he was a member of the Washington, D.C. law firm of Verner, Liipfert, Bernhard, McPherson and Alexander. He is a director of American Home Products Corporation, IMS Health, a service provider of marketing information and information technology, The Dun & Bradstreet Corporation, MCI WorldCom and Mutual of America Life Insurance Company. He is 65 years old and his address is 400 C Street, N.E., Washington, D.C. 20002.

PEGGY C. DAVIS, BOARD MEMBER. Shad Professor of Law, New York University School of Law. Professor Davis has been a member of the New York University law faculty since 1983. Prior to that time, she served for three years as a judge in the courts of New York State; was engaged for eight years in the practice of law, working in both corporate and non-profit sectors; and served for two years as a criminal justice administrator in the government of the City of New York. She writes and teaches in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training. She is 56 years old and her address is c/o New York University School of Law, 40 Washington Square South, New York, New York 10012.

ERNEST KAFKA, BOARD MEMBER. A physician engaged in private practice specializing in the psychoanalysis of adults and adolescents. Since 1981, he has served as an Instructor at the New York Psychoanalytic Institute and, prior thereto, held other teaching positions. He is Associate Clinical Professor of Psychiatry at Cornell Medical School. For more than the past five years, Dr. Kafka has held numerous administrative positions, including President of the NY Psychoanalytic Society, and has published many articles on subjects in the field of psychoanalysis. He is 66 years old and his address is 23 East 92nd Street, New York, New York 10128.

SAUL B. KLAMAN, BOARD MEMBER. Chairman and Chief Executive Officer of SBK
     Associates, which provides research and consulting services to financial institutions. Dr. Klaman was President of the National Association of Mutual Savings Banks until November 1983, President of the National Council of Savings Institutions until June 1985, Vice Chairman of Golembe Associates and BEI Golembe, Inc. until 1989, and Chairman Emeritus of BEI Golembe, Inc. until November 1992. He also served as an Economist to the Board of Governors of the Federal Reserve System and on several Presidential Commissions, and has held numerous consulting and advisory positions in the fields of economics and housing finance. He is 79 years old and his address is 431-B Dedham Street, The Gables, Newton Center, Massachusetts 02159.

NATHAN LEVENTHAL, BOARD MEMBER. President of Lincoln Center for the Performing
     Arts, Inc. Mr. Leventhal was Deputy Mayor for Operations of New York City from September 1979 to March 1984 and Commissioner of the Department of Housing Preservation and Development of New York City from February 1978 to September 1979. Mr. Leventhal was an associate and then a member of the New York law firm of Poletti Freidin Prashker Feldman and Gartner from 1974 to 1978. He was Commissioner of Rent and Housing Maintenance for New York City from 1972 to 1973. Mr. Leventhal also served as Chairman of Citizens Union, an organization which strives to reform and modernize city and state governments from June 1994 to June 1997. He is 56 years old and his address is 70 Lincoln Center Plaza, New York, New York 10023-6583.

          The Fund has a standing nominating committee comprised of its Board members who are not "interested persons" of the Fund, as defined in the 1940 Act. The function of the nominating committee is to select and nominate all candidates who are not "interested persons" of the Fund for election to the Fund's Board.

          The Fund typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Fund for the fiscal year ended April 30, 1999, and, by all funds in the Dreyfus Family of Funds for which such person was a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation)* during the year ended December 31, 1998, was as follows:


                                     AGGREGATE                           TOTAL COMPENSATION FROM FUND
NAME OF BOARD                        COMPENSATION FROM                   AND FUND COMPLEX PAID TO
MEMBER                               FUND**                              BOARD MEMBER
---------                            ----------------                    ----------------------------

Joseph S. DiMartino                  $5,000                              $619,660 (187)

Clifford L. Alexander, Jr.           $4,000                              $ 80,918 (38)

Peggy C. Davis                       $4,000                              $ 64,000 (31)

Ernest Kafka                         $3,750                              $ 57,500 (31)

Saul B. Klaman                       $4,000                              $ 64,000 (31)

Nathan Leventhal                     $4,000                              $ 64,000 (31)

------------------
* Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Series, for which the Board member serves.

** Amount does not include reimbursed expenses for attending Board meetings, which amounted to $4,421 for all Board members as a group.


OFFICERS OF THE FUND

MARIE E. CONNOLLY, PRESIDENT AND TREASURER. President, Chief Executive Officer,
     Chief Compliance Officer and a director of the Distributor and Funds Distributor, Inc. ("FDI"), the ultimate parent of which is Boston Institutional Group, Inc., and an officer of other investment companies advised or administered by the Manager. She is 42 years old.

MARGARET W. CHAMBERS, VICE PRESIDENT AND SECRETARY. Senior Vice President and
     General Counsel of FDI, and an officer of other investment companies advised or administered by the Manager. From August 1996 to March 1998, she was Vice President and Assistant General Counsel for Loomis, Sayles & Company, L.P. From January 1986 to July 1996, she was an associate with the law firm of Ropes & Gray. She is 39 years old.

*FREDERICK C. DEY, VICE PRESIDENT, ASSISTANT TREASURER AND ASSISTANT SECRETARY.
     Vice President, New Business Development of FDI since September 1994, and an officer of other investment companies advised or administered by the Manager. He is 37 years old.

STEPHANIE D. PIERCE, VICE PRESIDENT, ASSISTANT SECRETARY AND ASSISTANT
     TREASURER. Vice President of the Distributor and FDI, and an officer of other investment companies advised or administered by the Manager. From April 1997 to March 1998, she was employed as a Relationship Manager with Citibank, N.A. From August 1995 to April 1997, she was an Assistant Vice President with Hudson Valley Bank, and from September 1990 to August 1995, she was Second Vice President with Chase Manhattan Bank. She is 31 years old.

*JOHN P. COVINO, VICE PRESIDENT AND ASSISTANT TREASURER. Vice President and
     Treasury Group Manager of Treasury Servicing and Administration of FDI since December 1998. From December 1995 to November 1998, he was employed by Fidelity Investments where he held multiple positions in their Institutional Brokerage Group. Prior to joining Fidelity, he was employed by SunGard Brokerage Systems where he was responsible for the technology and development of the accounting product group. He is 35 years old.

MARY A. NELSON, VICE PRESIDENT AND ASSISTANT TREASURER. Vice President of the
     Distributor and FDI, and an officer of other investment companies advised or administered by the Manager. She is 35 years old.

*GEORGE A. RIO, VICE PRESIDENT AND ASSISTANT TREASURER. Executive Vice President and Client Service Director of FDI, and an officer of other investment companies advised or administered by the Manager. From June 1995 to March 1998, he was Senior Vice President and Senior Key Account Manager for Putnam Mutual Funds. From May 1994 to June 1995, he was Director of Business Development for First Data Corporation. He is 44 years old.

JOSEPH F. TOWER, III, VICE PRESIDENT AND ASSISTANT TREASURER. Senior Vice
     President, Treasurer, Chief Financial Officer and a director of the Distributor and FDI, and an officer of other investment companies advised or administered by the Manager. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 37 years old.

DOUGLAS C. CONROY, VICE PRESIDENT AND ASSISTANT SECRETARY. Assistant Vice
     President of FDI, and an officer of other investment companies advised or administered by the Manager. From April 1993 to January 1995, he was a Senior Fund Accountant for Investors Bank & Trust Company. He is 30 years old.

*KAREN JACOPPO-WOOD, VICE PRESIDENT AND ASSISTANT SECRETARY. Vice President and
     Senior Counsel of FDI since February 1997, and an officer of other investment companies advised or administered by the Manager. From June 1994 to January 1996, she was Manager of SEC Registration at Scudder, Stevens & Clark, Inc. She is 32 years old.

CHRISTOPHER J. KELLEY, VICE PRESIDENT AND ASSISTANT SECRETARY. Vice President and Senior Associate General Counsel of FDI, and an officer of other investment companies advised or administered by the Manager. From April 1994 to July 1996, he was Assistant Counsel at Forum Financial Group. From October 1992 to March 1994, he was employed by Putnam Investments in legal and compliance capacities. He is 34 years old.

KATHLEEN K. MORRISEY, VICE PRESIDENT AND ASSISTANT SECRETARY. Manager of
     Treasury Services Administration of FDI, and an officer of other investment companies advised or administered by the Manager. From July 1994 to November 1995, she was a Fund Accountant for Investors Bank & Trust Company. She is 27 years old.

ELBA VASQUEZ, VICE PRESIDENT AND ASSISTANT SECRETARY. Assistant Vice President of FDI, and an officer of other investment companies advised or administered by the Manager. From March 1990 to May 1996, she was employed by U.S. Trust Company of New York where she held various sales and marketing positions. She is 38 years old.

          The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166, except those officers indicated by an (*), whose address is 60 State Street, Boston, Massachusetts 02109.

          The Fund's Board members and officers, as a group, owned less than 1% of the Fund's voting securities outstanding on August 11, 1999.

          As of August 11, 1999, the following persons owned of record 5% or more of the indicated Series' outstanding shares of beneficial interest:

CLASS A SHARES:
--------------

Connecticut Series -     Merrill Lynch Pierce Fenner & Smith, Jacksonville,
                         FL - 9.40%;

Florida Series -         Merrill Lynch Pierce Fenner & Smith, Jacksonville,
                         FL - 5.31%;

Georgia Series -         None;

Maryland  Series -       Merrill Lynch Pierce Fenner & Smith, Jacksonville,
                         FL - 5.63%;

Massachusetts
  Series -               None;

Michigan Series -        Merrill Lynch Pierce Fenner & Smith, Jacksonville,
                         FL - 10.29%;

Minnesota Series -       None;

New Jersey Series -      Bernard and Rhoda Stern, Cranbury, NJ - 7.37%;

North Carolina
  Series -               None;

Ohio Series -            None;

Pennsylvania
  Series - First Union Brokerage Services Mary Alice Morrisey and James D. Morrisey, Huntingdon Valley, PA - 5.81%;

Texas Series -           None;

Virginia Series -        Merrill Lynch Pierce Fenner & Smith, Jacksonville,
                         FL - 7.45%.

CLASS B SHARES:
--------------

Connecticut Series -     Merrill Lynch Pierce Fenner & Smith, Jacksonville,
                         FL - 9.49%;

Florida Series -         Merrill Lynch Pierce Fenner & Smith, Jacksonville,
                         FL - 13.63%; Rose S. Miller Living Trust Rose S. Miller
                         TTEE, Boca Raton, FL - 5.83%;

Georgia Series -         Merrill Lynch Pierce Fenner & Smith, Jacksonville,
                         FL - 23.96%; FUBS & CO. FEBO Franzier Watson Franklin and Betty C. Franklin, Smyrna, GA - 8.67%; Brian O
                         Jordan and Pamela B. Jordan JTWROS, Alpharetta, GA -
                         6.49%; BHC Securities, Inc., Philadelphia, PA - 5.86%;

Maryland Series -        Merrill Lynch Pierce Fenner & Smith, Jacksonville,
                         FL - 12.09%;

Massachusetts
  Series -               Merrill Lynch Pierce Fenner & Smith, Jacksonville,
                         FL - 7.21%;

Michigan Series -        Merrill Lynch Pierce Fenner & Smith, Jacksonville,
                         FL - 16.49%;

Minnesota Series -       None;

New Jersey Series -      NFSC FEBO Lakeview Developers LTD, Fort Lee, NJ -
                         10.13%; Merrill Lynch Pierce Fenner & Smith,
                         Jacksonville, FL - 9.59%;

North Carolina
  Series -               Merrill Lynch Pierce Fenner & Smith, Jacksonville,
                         FL - 5.13%;

Ohio Series -            None;

Pennsylvania
  Series -               Merrill Lynch Pierce Fenner & Smith, Jacksonville,
                         FL - 5.29%;

Texas Series -           Merrill Lynch Pierce Fenner & Smith, Jacksonville,
                         FL - 6.03%;

Virginia Series -        Merrill Lynch Pierce Fenner & Smith, Jacksonville,
                         FL - 14.58%.

CLASS C SHARES:
--------------

Connecticut Series -     Merrill Lynch Pierce Fenner & Smith, Jacksonville,
                         FL - 14.91%; Painewebber for the Benefit of Michael N.
                         Haines and Joanne Haines JTWROS, Norwalk, CT - 5.83%;

Florida Series -         Merrill Lynch Pierce Fenner & Smith, Jacksonville,
                         FL - 30.84%; Painewebber for the Benefit of Christine
                         Hassuk Rev Liv Trust Christine Hassuk TTEE, N. Miami
                         Beach, FL - 12.99%; Painewebber for the Benefit of
                         Hildred Levine TTEE Hildred Levine Revocable Trust,
                         Delray Beach, FL - 6.71%; Painewebber for the Benefit of Maynard D. Hellman EXEC Estate of Florence Hellman,
                         Rochester, NY - 6.43%; Wachovia Securities, Inc.,
                         Winston - Salem, NC - 6.39%; Painewebber for the
                         Benefit of Bridleway Partners, Boca Raton, FL - 6.33%;
                         PaineWebber for the Benefit of Hildred Levine and Howard Eichenbaum TTEES, Delray Beach, FL - 5.89%;

Georgia Series -         Martha S. Stephenson TTEE Elissa Claire Stephenson
                         IRREV Trust, Lilburn, GA - 72.83%; Merrill Lynch Pierce
                         Fenner & Smith, Jacksonville, FL - 24.62%;

Maryland Series -        Merrill Lynch Pierce Fenner & Smith, Jacksonsville,
                         FL - 23.43%; Dale E. Conley & Minnie P. Conley JTWROS,
                         Hagerstown, MD - 9.10%; Painewebber for the Benefit of
                         Charles Guthmann, Chevy Chase, MD - 6.95%; PaineWebber for the Benefit of Joseph Guarriello, Silver Springs,
                         MD - 5.00%;

Massachusetts
  Series  -              Merrill Lynch Pierce Fenner & Smith, Jacksonville,
                         FL - 42.50%; Karen P. Doppke TTEE Karen P. Doppke
                         Family Trust, Boston, MA - 30.70%; Raymond M. Cote,
                         Swansea, MA - 14.57%; NFSC FEBO Bartley Sullivan &
                         Martha Sullivan, Braintree, MA - 11.55%;

Michigan Series -        Merrill Lynch Pierce Fenner & Smith, Jacksonville,
                         FL - 28.81%; David W. Elliott TTEE David W. Elliott Rev
                         Trust, Rochester, MI - 27.46%; Penn A Sparks & Sherline
                         Sparks JTTEN, Southfield, MI - 11.63%;

Minnesota Series -       James M. Kinney and Audrey Hallen Kinney JTTEN,
                         Glenwood, MN - 12.25%; Merrill Lynch Pierce Fenner &
                         Smith, Jacksonville, FL - 10.35%; Norwest Investment
                         Services, Inc., Minneapolis, MN - 7.71%; Frances A.
                         Quade, Sauk Centre, MN - 6.10%;

New Jersey Series -      Summit Financial Services Group FBO
                         Anthony N. Sorrentino, Bethlehem, PA - 59.83%;
                         Painewebber Inc. Cust FBO Ann and Jeff Berk JT WROS,
                         Scotch Plains, NJ - 17.29%; PaineWebber for the Benefit of Meredith Spencer, Bayhead, NJ - 8.98%; Summit
                         Financial Services FBO Alexander Zlata, Bethlehem PA -
                         5.75%;

North Carolina
  Series -               Merrill Lynch Pierce Fenner & Smith, Jacksonville,
                         FL - 56.08%; NFSC FEBO Jean C. Mitchell and Lyndon H. Mitchell, Greensboro, NC - 17.87%; First Clearing Corporation, Ronald Foster and Jo Lynn Foster, Trinity, NC - 9.13%; Donald Lufkin Jenrette Securities Corporation Inc., Jersey City, NJ - 9.02%;

Ohio Series -            Max Weisbrod & Sylvia Weisbrod JTWROS, Canton,
                         OH - 21.69%; Merrill Lynch Pierce Fenner & Smith,
                         Jacksonville, FL - 16.39%; Donaldson Lufkin Jenrette
                         Securities Corporation, Inc., Jersey City, NJ - 8.85%;
                         PaineWebber For The Benefit Of Richard C Walker & Carol
                         J. Walker JTTEN, Oxford, OH - 6.08% Key Clearing Corp.,
                         Brooklyn, NY - 5.51%;

Pennsylvania
  Series -               Merrill Lynch Pierce Fenner & Smith, Jacksonville,
                         FL - 32.44%; PaineWebber For The Benefit Of Sharon A Stark, Lenhartsville, PA - 8.98%; PaineWebber For the Benefit Of Ruth L. Heston, Malvern, PA - 7.79%; PaineWebber For The Benefit of Charlene Monzo, Monroeville, PA - 6.13%; PaineWebber For The Benefit Of Michelle Monzo, Monroeville, PA - 6.13%; PaineWebber For The Benefit Of Charron Monzo, Monroeville, PA --6.12%.

Texas Series -           PaineWebber For The Benefit Of Gerald G Fall Jr.,
                         Frisco, TX - 28.03%; Merrill Lynch Pierce Fenner &
                         Smith, Jacksonville, FL - 19.45%; NFSC FEBO Flow
                         Partners LP, Dallas TX - 13.72%; NFSC FEBO Ronald
                         Rieke, Dallas, TX - 13.39%; Norwest Investment
                         Services, Inc., Minneapolis, MN - 10.66%; NFSC FEBO L
                         Gordon Stearns & Joey Stearns, Austin TX - 6.74%;

Virginia Series -        Merrill Lynch Pierce Fenner & Smith, Jacksonville,
                         FL - 66.02%; US Clearing Corp., New York, NY - 6.04%.

          A shareholder who beneficially owned, directly or indirectly, 25% or more of a Series' voting securities may be deemed to be a "control person" (as defined in the 1940 Act) of that Series.


                             MANAGEMENT ARRANGEMENTS

          INVESTMENT ADVISER. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets.

          The Manager provides management services pursuant to the Management Agreement (the "Agreement") with the Fund dated August 24, 1994. As to each Series, the Agreement is subject to annual approval by (i) the Fund's Board or
(ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Series, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement was last approved by the Fund's Board, including a majority of the Board members who are not "interested persons" of any party to the Agreement, at a meeting held on July 21, 1999. Shareholders of each Series (other than the New Jersey Series which had not commenced operations) approved the Agreement on August 3, 1994. The Agreement is terminable without penalty, as to each Series, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of such Series' shares, or, on not less than 90 days' notice, by the Manager. The Agreement will terminate automatically, as to the relevant Series, in the event of its assignment (as defined in the Act).

          The following persons are officers and/or directors of the Manager:
Christopher M. Condron, Chairman of the Board and Chief Executive Officer; Stephen E. Canter, President, Chief Operating Officer, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman and a director; J. David Officer, Vice Chairman and a director; Thomas F. Eggers, Vice Chairman--Institutional and a director; Ronald P. O'Hanley III, Vice Chairman; William T. Sandalls, Jr., Executive Vice President; Mark N. Jacobs, Vice President, General Counsel and Secretary; Diane P. Durnin, Vice President--Product Development; Patrice M. Kozlowski, Vice President--Corporate Communications; Mary Beth Leibig, Vice President--Human Resources; Andrew S. Wasser, Vice President--Information Systems; Theodore A. Schachar, Vice President; Wendy Strutt, Vice President; Richard Terres, Vice President; William
H. Maresca, Controller; James Bitetto, Assistant Secretary; Steven F. Newman, Assistant Secretary; and Mandell L. Berman, Burton C. Borgelt, Steven G. Elliot, Martin C. McGuinn, Richard W. Sabo and Richard F. Syron, directors.

          The Manager has a personal securities trading policy (the "Policy") which restricts the personal securities transactions of its employees. Its primary purpose is to ensure that personal trading by the Manager's employees does not disadvantage any fund managed by the Manager. Under the Policy, the Manager's employees must preclear personal transactions in securities not exempt under the Policy. In addition, the Manager's employees must report their personal securities transactions and holdings, which are reviewed for compliance with the Policy. In that regard, the Manager's portfolio managers and other investment personnel also are subject to the oversight of Mellon's Investment Ethics Committee. Portfolio managers and other investment personnel of the Manager who comply with the Policy's preclearance and disclosure procedures, and the requirements of the Committee, may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

          The Manager manages each Series' portfolio of investments in accordance with the stated policies of such Series, subject to the approval of the Fund's Board. The Manager is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Board to execute purchases and sales of securities. The Fund's portfolio managers are Joseph P. Darcy, A. Paul Disdier, Douglas J. Gaylor, Richard J. Moynihan, W. Michael Petty, Jill C. Shaffro, Samuel J. Weinstock and Monica S. Wieboldt. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund and for other funds advised by the Manager.

          The Manager maintains office facilities on behalf of the Fund and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager may pay the Distributor for shareholder services from the Manager's own assets, including past profits but not including the management fee paid by the Fund. The Distributor may use part or all of such payments to pay Service Agents (as defined below) in respect of these services. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

          All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager. The expenses borne by the Fund include, without limitation, the following: taxes, interest, loan commitment fees, interest and distributions on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees and state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Fund's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses. In addition, shares of each Class are subject to an annual service fee and Class B and Class C shares are subject to an annual distribution fee. See "Distribution Plan and Shareholder Services Plan." Expenses attributable to a particular Series are charged against the assets of that Series; other expenses of the Fund are allocated among the Series on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each Series.

          As compensation for the Manager's services, the Fund has agreed to pay the Manager a monthly management fee at the annual rate of .55% of the value of each Series' average daily net assets. For the fiscal years ended April 30, 1997, 1998 and 1999, the management fee payable, the reduction in such fee pursuant to undertakings in effect, and the net management fee paid by each Series was as set forth below:


NAME OF SERIES                MANAGEMENT FEE PAYABLE                   REDUCTION IN FEE                        NET FEE PAID
--------------                ----------------------                   ----------------                        ------------
                           1997        1998         1999         1997       1998       1999         1997         1998         1999
                           ----        ----         ----         ----       ----       ----         ----         ----         ----
Connecticut Series     $1,972,181   $2,056,770   $2,091,086     $      0   $     0   $      0   $1,972,181   $2,056,770  $2,091,086
Florida Series          1,318,540    1,217,046    1,046,222            0         0          0    1,318,540    1,217,046   1,046,222
Georgia Series            147,484      136,699      126,319            0         0          0      147,484      136,699     126,319
Maryland Series         1,755,487    1,735,376    1,774,160            0         0          0    1,755,487    1,735,376   1,774,160
Massachusetts Series      404,124      382,683      380,345            0         0          0      404,124      382,683     380,345
Michigan Series         1,003,722      969,239      943,868            0         0          0    1,003,722      969,239     943,868
Minnesota Series          874,105      861,736      890,399            0         0          0      874,105      861,736     890,399
New Jersey Series          56,35(11)    81,625       89,899        9,656(1)  4,579          0       46,695(1)    77,046      89,899
North Carolina Series     481,809      481,978      482,759            0         0          0      481,809      481,978     482,759
Ohio Series             1,617,417    1,599,166    1,619,028            0         0          0    1,617,417    1,599,166   1,619,028
Pennsylvania Series     1,553,060    1,513,450    1,484,169            0         0          0    1,553,060    1,513,450   1,484,169
Texas Series              437,938      442,275      441,230      437,938   145,790     56,145            0      296,485     385,085
Virginia Series           534,594      574,324      596,668      534,594   147,021          0            0      427,303     596,668

----------------------

1 Effective August 1, 1996, the New Jersey Series changed its fiscal year end from July 31 to April 30. The information provided is from August 1, 1996 through April 30, 1997.

          The Manager has agreed that if in any fiscal year the aggregate expenses of each Series, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over such Series, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense to the extent required by state law. Such deduction of payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

         The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Series' net assets increases.

          DISTRIBUTOR. The Distributor, located at 60 State Street, Boston, Massachusetts 02109, serves as the Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually.

          For the fiscal years ended April 30, 1997, 1998 and 1999, the Distributor retained the following amounts from sales loads in the respect to Class A, and from contingent deferred sales charges ("CDSCs") with respect to Class B and Class C, of each Series:


NAME OF SERIES                                CLASS A                              CLASS B                        CLASS C
--------------                                -------                              -------                        -------

                                  1997         1998        1999        1997        1998         1999       1997      1998      1999
                                  ----         ----        ----        ----        ----         ----       ----      ----      ----
Connecticut Series                 $22,875     $24,947     $38,230     $91,437      $79,931     $56,410     $4,291   $50       $215
Florida Series                       8,377       6,983       5,671      67,358       88,555      44,932          0     0        297
Georgia Series                         215         453       5,184      41,536       29,318      28,422          0    20         10
Maryland Series                     17,726      20,191       4,932      83,431       66,118      47,833          0   247      3,350
Massachusetts Series                 5,320       3,640      30,466      14,492        6,252      14,587          0     0          0
Michigan Series                     12,046       8,197       9,695      54,072       39,054      36,799          0     0        522
Minnesota Series                     9,460      11,909      12,720      50,144       25,293      12,907          0     0        200
New Jersey Series                      137(1)    1,456       2,222      10,000(1)    32,380      28,222         0(1) 100         36
North Carolina Series                3,281       4,367       3,489      72,766       52,671      18,275          0     0        249
Ohio Series                         13,993      15,644      15,801      84,422       85,243      40,857          0   150      1,146
Pennsylvania Series                 12,886      10,760      16,787     123,667       87,672      58,804          0    42      2,904
Texas Series                         3,327       3,891       4,379      27,930       16,845      22,638          0     0        176
Virginia Series                      8,159      14,139      12,457      65,396       37,262      31,316          0     0        400
-------------------

1 Effective August 1, 1996, the New Jersey Series changed its fiscal year end from July 31 to April 30. The information provided is from August 1, 1996 through April 30, 1997.

          The Distributor, at its expense, may provide promotional incentives to dealers that sell shares of funds advised by the Manager which are sold with a sales load, such as the Dreyfus Premier Funds. In some instances, those incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares.

          TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN. Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of the Manager, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses.

          The Bank of New York (the "Custodian"), 90 Washington Street, New York, New York 10286, is the Fund's custodian. The Custodian has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. Under a custody agreement with the Fund, the Custodian holds the Fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of the Fund's assets held in custody and receives certain securities transactions charges.

                                HOW TO BUY SHARES

          GENERAL. Fund shares may be purchased only by clients of certain financial institutions (which may include banks), securities dealers ("Selected Dealers") and other industry professionals (collectively, "Service Agents"), except that full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Fund's Board, or the spouse or minor child of any of the foregoing may purchase Class A shares directly through the Distributor. Subsequent purchases may be sent directly to the Transfer Agent or your Service Agent.

          When purchasing Fund shares, you must specify which Class is being purchased. Share certificates are issued only upon your written request. No certificates are issued for fractional shares. It is not recommended that the Fund be used as a vehicle for Keogh, IRA or other qualified retirement plans. The Fund reserves the right to reject any purchase order.

          Service Agents may receive different levels of compensation for selling different Classes of shares. Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in the Fund's Prospectus and this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. You should consult your Service Agent in this regard.

          The minimum initial investment is $1,000. Subsequent investments must be at least $100. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

          Fund shares may be purchased through Dreyfus-Automatic Asset Builder(R) and Dreyfus Government Direct Deposit Privilege described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

          Each Series' shares are sold on a continuous basis. Net asset value per share of each Class is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day the New York Stock Exchange is open for business. For purposes of determining net asset value, options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share of each Class is computed by dividing the value of the net assets of each Series represented by such Class (i.e., the value of its assets less liabilities) by the total number of shares of such Class outstanding. Each Series' investments are valued by an independent pricing service approved by the Fund's Board and are valued at fair value as determined by the pricing service. The pricing service's procedures are reviewed under the general supervision of the Fund's Board. For further information regarding the methods employed in valuing the Series' investments, see "Determination of Net Asset Value."

          If an order is received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund by the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on a business day, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on the next business day, except where shares are purchased through a dealer as provided below.

          Orders for the purchase of Fund shares received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee by the close of its business day (normally 5:15 p.m., New York time) will be based on the public offering price per share determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the orders will be based on the next determined public offering price. It is the dealer's responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day.

          USING FEDERAL FUNDS. The Transfer Agent or the Fund may attempt to notify the investor upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into immediately available funds ("Federal Funds" (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank)) and may attempt to arrange for a better means of transmitting the money. If the investor is a customer of a Selected Dealer and his order to purchase Fund shares is paid for other than in Federal Funds, the Selected Dealer, acting on behalf of its customer, will complete the conversion into, or itself advance, Federal Funds generally on the business day following receipt of the customer order. The order is effective only when so converted and received by the Transfer Agent. An order for the purchase of Fund shares placed by an investor with sufficient Federal Funds or a cash balance in his brokerage account with a Selected Dealer will become effective on the day that the order, including Federal Funds, is received by the Transfer Agent.

          CLASS A SHARES. The public offering price for Class A shares is the net asset value per share of that Class plus a sales load as shown below:


                                                        Total Sales Load
                                          ---------------------------------------------
                                              As a % of                  As a % of            Dealers' Reallowance
Amount of Transaction                       Offering Price            Net Asset Value            as a % of
                                              Per Share                 Per Share               Offering Price
                                          ------------------          ---------------        --------------------

Less than $50,000                                4.50                        4.70                   4.25
$50,000 to less than $100,000                    4.00                        4.20                   3.75
$100,000 to less than $250,000                   3.00                        3.10                   2.75
$250,000 to less than $500,000                   2.50                        2.60                   2.25
$500,000 to less than $1,000,000                 2.00                        2.00                   1.75
$1,000,000 or more                               -0-                         -0-                    -0-


          A CDSC of 1% will be assessed at the time of redemption of Class A shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year of purchase. Pursuant to an agreement with the Distributor, Dreyfus Service Corporation may pay Service Agents an amount up to 1% of the net asset value of Class A shares purchased by their clients that are subject to a CDSC.

          The scale of sales loads applies to purchases of Class A shares made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under
Section 401 of the Code), although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k) and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense.

          Set forth below is an example of the method of computing the offering price of each Series' Class A shares. The examples assume a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth above at a price based upon the net asset value of the Series' Class A shares on April 30, 1999.


                                                     CONNECTICUT          FLORIDA          GEORGIA           MARYLAND
                                                        SERIES            SERIES            SERIES            SERIES
                                                     -----------          ------           -------           --------
Class A Shares:
    NET ASSET VALUE, per share..................        $12.26            $14.03           $13.81             $12.94
    Sales load for individual sales of shares
    aggregating less than $50,000 - 4.5%  of
    offering price (approximately 4.7% of net
    asset value per share)......................           .58               .66              .65                .61
                                                           ---               ---              ---                ---
    Offering price to public...............             $12.84            $14.69           $14.46             $13.55
                                                        ======            ======           ======             ======


                                              MASSACHUSETTS       MICHIGAN      MINNESOTA      NEW JERSEY     NORTH CAROLINA
                                                 SERIES            SERIES        SERIES          SERIES         SERIES
                                              -------------       --------      ---------      ---------      --------------
 Class A Shares:
    NET ASSET VALUE, per share.............      $11.68              $15.57        $15.30       $13.14         $13.95
    Sales load for individual sales of
    shares aggregating less than $50,000
    - 4.5%  of offering price
    (approximately 4.7% of net asset
    value per share).......................         .55                 .73           .72           .62           .66
                                                    ---                 ---           ---           ---           ---
    Offering price to public...............      $12.23              $16.30         $16.02       $13.76        $14.61
                                                 ======              ======         ======       ======        ======


                                                      OHIO           PENNSYLVANIA           TEXAS          VIRGINIA
                                                     SERIES             SERIES             SERIES           SERIES
                                                     ------          ------------          ------          --------
Class A Shares:
    NET ASSET VALUE, per share.................       $12.80             $16.56              $21.37          $17.31
    Sales load for individual sales of shares
    aggregating less than $50,000 - 4.5% of
    offering price (approximately 4.7% of net
    asset value per share).....................          .60                .78                1.01             .82
                                                         ---                ---                ----             ---
    Offering price to public...................       $13.40             $17.34              $22.38          $18.13
                                                      ======             ======              ======          ======

          Full-time employees of NASD member firms and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of Fund shares (or which otherwise have a brokerage related or clearing arrangement with an NASD member firm or financial institution with respect to the sale of such shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program, or for their spouses or minor children, at net asset value, provided they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with NASD member firms whose full-time employees are eligible to purchase Class A shares at net asset value. In addition, Class A shares are offered at net asset value to full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Fund's Board, or the spouse or minor child of any of the foregoing.

          Class A shares may be purchased at net asset value through certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.

          Class A shares also may be purchased at net asset value, subject to appropriate documentation, through a broker-dealer or other financial institution with the proceeds from the redemption of shares of a registered open-end management investment company not managed by the Manager or its affiliates. The purchase of Class A shares of the Fund must be made within 60 days of such redemption and the shareholder must have been subject to an initial sales charge or a contingent deferred sales charge with respect to such redeemed shares.

          Class A shares also may be purchased at net asset value, subject to appropriate documentation, by (i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the Code) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).

          CLASS B SHARES. The public offering price for Class B shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on certain redemptions of Class B shares as described in the Fund's Prospectus and in this Statement of Additional Information under "How to Redeem Shares--Contingent Deferred Sales Charge--Class B Shares."

          Approximately six years after the date of purchase, Class B shares of a Series automatically will convert to Class A shares of such Series, based on the relative net asset values for shares of each such Class. Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder's Class B shares converting to Class A shares bears to the total Class B shares not acquired through the reinvestment of dividends and distributions.

          CLASS C SHARES. The public offering price for Class C shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "Class B Shares" above and "How to Redeem Shares."

          CLASS B AND C SHARES. Pursuant to an agreement with the Distributor, Dreyfus Service Corporation compensates certain Service Agents for selling Class B and Class C shares at the time of purchase from its own assets. The proceeds of the CDSC and the distribution fee, in part, are used to defray these expenses.

          RIGHT OF ACCUMULATION--CLASS A SHARES. Reduced sales loads apply to any purchase of Class A shares, shares of other funds in the Dreyfus Premier Family of Funds, shares of certain other funds advised by the Manager which are sold with a sales load and shares acquired by a previous exchange of such shares (hereinafter referred to as "Eligible Funds"), by you and any related "purchaser" as defined above, where the aggregate investment, including such purchase, is $50,000 or more. If, for example, you previously purchased and still hold Class A shares, or shares of any other Eligible Fund or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A shares or shares of an Eligible Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4.0% of the offering price. All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.

          To qualify for reduced sales loads, at the time of purchase you or your Service Agent must notify the Distributor if orders are made by wire, or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

          DREYFUS TELETRANSFER PRIVILEGE. You may purchase shares by telephone if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.

          Dreyfus TELETRANSFER purchase orders may be made at any time. Purchase orders received by 4:00 p.m., New York time, on any day the Transfer Agent and the New York Stock Exchange are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., New York time, on any day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the Dreyfus TELETRANSFER Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "How to Redeem Shares--Dreyfus TELETRANSFER Privilege."

          REOPENING AN ACCOUNT. You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

                 DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN

          Class B and Class C shares only are subject to a Distribution Plan and Class A, Class B and Class C shares are subject to a Shareholder Services Plan.

          DISTRIBUTION PLAN. Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's Board has adopted such a plan (the "Distribution Plan") with respect to the Class B and Class C shares of each Series, pursuant to which the Fund pays the Distributor for distributing each such Class of shares a fee at the annual rate of .50% of the value of the average daily net assets of Class B and .75% of the value of the average daily net assets of Class C. The Fund's Board believes that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and the holders of the Series' relevant Class of shares.

          A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. In addition, the Distribution Plan provides that it may not be amended to increase materially the costs which holders of Class B or Class C shares may bear for distribution pursuant to the Distribution Plan without such shareholders' approval and that other material amendments of the Distribution Plan must be approved by the Fund's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Distribution Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Distribution Plan. The Distribution Plan was last so approved by the Board members at a meeting held on July 21, 1999. As to the relevant Class of shares of the Fund, the Distribution Plan may be terminated at any time (i) by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan or (ii) by vote of the holders of a majority of the outstanding shares of such Class.

          For the fiscal year ended April 30, 1999, each Series paid the Distributor the following amounts with respect to its Class B shares and Class C shares pursuant to the Distribution Plan:

                                       AMOUNT CHARGED            AMOUNT CHARGED
NAME OF SERIES                           CLASS B                   CLASS C
--------------                           -------                   -------

Connecticut Series                       $307,019                   $28,368
Florida Series                            155,136                     3,267
Georgia Series                             80,687                       218
Maryland Series                           279,128                    19,166
Massachusetts Series                       35,042                       839
Michigan Series                           112,209                    11,000
Minnesota Series                          151,580                     7,914
New Jersey Series                          56,028                     1,351
North Carolina Series                     227,439                     1,190
Ohio Series                               273,891                     8,378
Pennsylvania Series                       372,567                     4,696
Texas Series                               99,734                     2,935
Virginia Series                           195,297                    20,171

          SHAREHOLDER SERVICES PLAN. The Fund has adopted a Shareholder Services Plan, pursuant to which the Fund pays the Distributor for the provision of certain services to the holders of its Class A, Class B and Class C shares a fee at the annual rate of .25% of the value of the average daily net assets of each such Class. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. Under the Shareholder Services Plan, the Distributor may make payments to Service Agents in respect to these services.

          A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. In addition, the Shareholder Services Plan provides that material amendments must be approved by the Fund's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Shareholder Services Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. The Shareholder Services Plan was last so approved by the Board at a meeting held on July 21, 1999. As to each Series, the Shareholder Services Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan.

          For the fiscal year ended April 30, 1999, each Series was charged the following amounts with respect to its Class A, Class B and Class C pursuant to the Shareholder Services Plan:

NAME OF SERIES                  CLASS A         CLASS B         CLASS C
--------------                  -------         -------         -------

Connecticut Series               $787,528       $153,509       $9,456
Florida Series                    396,899         77,568        1,089
Georgia Series                     17,002         40,344           72
Maryland Series                   660,483        139,564        6,389
Massachusetts Series              155,084         17,520          280
Michigan Series                   369,259         56,105        3,667
Minnesota Series                  326,299         75,790        2,638
New Jersey Series                  12,399         28,014          450
North Carolina Series             105,320        113,720          396
Ohio Series                       596,184        136,945        2,793
Pennsylvania Series               486,774        186,283        1,565
Texas Series                      149,714         49,867          978
Virginia Series                   166,840         97,648        6,724


                              HOW TO REDEEM SHARES

          CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES. A CDSC is paid to Dreyfus Service Corporation on any redemption of Class B shares of a Series which reduces the current net asset value of your Class B shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Class B shares of such Series held by you at the time of redemption. No CDSC will be imposed to the extent that the net asset value of the Class B shares redeemed does not exceed (i) the current net asset value of the Class B shares acquired through reinvestment of dividends or capital gain distributions, plus
(ii) increases in the net asset value of your Class B shares above the dollar amount of all your payments for the purchase of Class B shares of such Series held by you at the time of redemption.

          If the aggregate value of Class B shares redeemed has declined below their original cost as a result of the Series' performance, a CDSC may be applied to the then-current net asset value rather than the purchase price.

          In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years for the time you purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

          The following table sets forth the rates of the CDSC for Class B shares, except for Class B shares purchased by shareholders who beneficially owned Class B shares on November 30, 1996:

YEAR SINCE                                                  CDSC AS A % OF
PURCHASE PAYMENT                                          AMOUNT INVESTED OR
WAS MADE                                                  REDEMPTION PROCEEDS
----------------                                          -------------------

First..........................................                  4.00
Second.........................................                  4.00
Third..........................................                  3.00
Fourth.........................................                  3.00
Fifth..........................................                  2.00
Sixth..........................................                  1.00

          The following table sets forth the rates of the CDSC for Class B shares purchased by shareholders who beneficially owned Class B shares on November 30, 1996:

YEAR SINCE                                                  CDSC AS A % OF
PURCHASE PAYMENT                                          AMOUNT INVESTED OR
WAS MADE                                                  REDEMPTION PROCEEDS
-----------------                                         --------------------

First..........................................                  3.00
Second.........................................                  3.00
Third..........................................                  2.00
Fourth.........................................                  2.00
Fifth..........................................                  1.00
Sixth..........................................                  0.00

          In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding six years (five years for shareholders beneficially owning Class B shares on November 30, 1996); then of amounts representing the cost of shares purchased six years (five years for shareholders beneficially owning Class B shares on November 30, 1996) prior to the redemption; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable six-year period (five-year period for shareholders beneficially owning Class B shares on November 30, 1996).

          For example, assume an investor purchased 100 shares at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares through dividend reinvestment. During the second year after the purchase the investor decided to redeem $500 of the investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

          CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES. A CDSC of 1% is paid to Dreyfus Service Corporation on any redemption of Class C shares within one year of the date of purchase. The basis for calculating the payment of any such CDSC will be the method used in calculating the CDSC for Class B shares. See "Contingent Deferred Sales Charge--Class B Shares" above.

          WAIVER OF CDSC. The CDSC will be waived in connection with (a) redemptions made within one year after the death or disability, as defined in
Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs, or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor exceeds $1,000,000, (c) redemptions as a result of a combination of any investment company with the relevant Series by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70 1/2 in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code, and (e) redemptions pursuant to the Automatic Withdrawal Plan, as described below. If the Fund's Board determines to discontinue the waiver of the CDSC, the disclosure herein will be revised appropriately. Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Fund's Prospectus or this Statement of Additional Information at the time of the purchase of such shares.

          To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.

          CHECK REDEMPTION PRIVILEGE - CLASS A ONLY. The Fund provides Redemption Checks ("Checks") to investors in Class A shares automatically upon opening an account unless you specifically refuse the Check Redemption Privilege by checking the applicable "No" box on the Account Application. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Check Redemption Privilege may be established for an existing account by a separate signed Shareholder Services Form. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks are drawn on your Fund account and may be made payable to the order of any person in an amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of full and fractional Class A shares in your account to cover the amount of the Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to you. You generally will be subject to the same rules and regulations that apply to checking accounts, although the election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

          You should date your Checks with the current date when you write them. Please do not postdate your Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment, if they are otherwise in good order.

          Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Check upon your request or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason. If the amount of the Check is greater than the value of the Class A shares in the investor's account, the Check will be returned marked insufficient funds. Checks should not be used to close an account.

          REDEMPTION THROUGH A SELECTED DEALER. If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), the redemption request will be effective on that day. If a redemption request is received by the Transfer Agent after the close of trading on the floor of the New York Stock Exchange, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer. See "How to Buy Shares" for a discussion of additional conditions or fees that may be imposed upon redemption.

          In addition, the Distributor or its designee will accept orders from Selected Dealers with which the Distributor has sales agreements for the repurchase of shares held by shareholders. Repurchase orders received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee prior to the close of its business day (normally 5:15 p.m., New York time) are effected at the price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the shares will be redeemed at the next determined net asset value. It is the responsibility of the Selected Dealer to transmit orders on a timely basis. The Selected Dealer may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.

          REINVESTMENT PRIVILEGE. Upon written request, you may reinvest up to the number of Class A or Class B shares you have redeemed, within 45 days of redemption, at the then-prevailing net asset value without a sales load, or reinstate your account for the purpose of exercising Fund Exchanges. Upon reinstatement, with respect to Class B shares, or Class A shares if such shares were subject to a CDSC, your account will be credited with an amount equal to CDSC previously paid upon redemption of the Class A or Class B shares reinvested. The Reinvestment Privilege may be exercised only once.

          DREYFUS TELETRANSFER PRIVILEGE. You may request by telephone that redemption proceeds be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TELETRANSFER Privilege for transfer to their bank account not more than $250,000 within any 30-day period. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. You should be aware that if you have selected the Dreyfus TELETRANSFER Privilege, any request for a wire redemption will be effected as a Dreyfus TELETRANSFER transaction through the ACH system unless more prompt transmittal specifically is requested. See "How to Buy Shares--Dreyfus TELETRANSFER Privilege."

          SHARE CERTIFICATES; SIGNATURES. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification.

          REDEMPTION COMMITMENT. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record of a Series, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of such Series' net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission and is a fundamental policy, as to a Series, which may not be changed without shareholder approval of such Series. In the case of requests for redemption in excess of such amount, the Fund's Board reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Series to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the Series' portfolio is valued. If the recipient sells such securities, brokerage charges might be incurred.

          SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.

                              SHAREHOLDER SERVICES

          FUND EXCHANGES. Clients of certain Service Agents may purchase, in exchange for Class A, Class B or Class C shares of a Series, shares of the same Class of one of the other Series or of certain other funds managed or administered by the Manager to the extent such shares are offered for sale in such client's state of residence. Shares of the same Class of such other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

          A. Exchanges for shares of funds offered without a sales load will be made without a sales load.

          B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

          C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

          D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

          E. Shares of funds subject to a CDSC that are exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds, and for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

          To accomplish an exchange under item D above, your Service Agent must notify the Transfer Agent of your prior ownership of such Class A shares and your account number.

          You also may exchange your Fund shares that are subject to a CDSC for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. The shares so purchased will be held in a special account created solely for this purpose ("Exchange Account"). Exchanges of shares for an Exchange Account only can be made into certain other funds managed or administered by the Manager. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable Fund account. Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an Exchange Account. See "How to Redeem Shares." Redemption proceeds for Exchange Account shares are paid by Federal wire or check only. Exchange Account shares also are eligible for the Dreyfus Auto-Exchange Privilege, Dreyfus Dividend Sweep and the Automatic Withdrawal Plan.

          To request an exchange, your Service Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this privilege. By using the Telephone Exchange Privilege, you authorize the Transfer Agent to act on telephonic instructions (including over The Dreyfus Touch(R) automated telephone system) from any person representing himself or herself to be you or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission.

          To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment being required for shares of the same Class of the fund into which the exchange is being made.

          DREYFUS AUTO-EXCHANGE PRIVILEGE. Dreyfus Auto-Exchange Privilege permits you to purchase, in exchange for Class A, Class B or Class C shares of a Series, shares of the same Class of one of the other Series or of another fund in the Dreyfus Premier Family of Funds or certain funds in the Dreyfus Family of Funds of which you are a shareholder. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by you. You will be notified if your account falls below the amount designated to be exchanged under this Privilege. In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction.

          Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-554-4611. The Fund reserves the right to reject any exchange request in whole or in part. Shares may be exchanged only between accounts having identical names and other identifying designations. The Fund Exchanges service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

          DREYFUS-AUTOMATIC ASSET BUILDER(R). Dreyfus-AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

          DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE. Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the U.S. Government automatically deposited into your Fund account. You may deposit as much of such payments as you elect.

          DREYFUS DIVIDEND OPTIONS. Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from the Fund in shares of the same Class of another fund in the Dreyfus Premier Family of Funds or certain funds in the Dreyfus Family of Funds of which you are a shareholder. Shares of the same Class of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

          A. Dividends and distributions paid with respect to Class A shares by a fund may be invested without imposition of a sales load in Class A shares of other funds offered without a sales load.

          B. Dividends and distributions paid with respect to Class A shares by a fund which does not charge a sales load may be invested in Class A shares of other funds sold with a sales load, and the applicable sales load will be deducted.

          C. Dividends and distributions paid with respect to Class A shares by a fund which charges a sales load may be invested in Class A shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference will be deducted.

          D. Dividends and distributions paid by a fund with respect to Class B or Class C shares may be invested without imposition of any applicable CDSC in the same Class of shares of other funds and the relevant Class of shares of such other funds will be subject on redemption to any applicable CDSC.

          Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

          AUTOMATIC WITHDRAWAL PLAN. The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. Automatic Withdrawal may be terminated at any time by you, the Fund or the Transfer Agent. Shares for which share certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

          No CDSC with respect to Class B shares will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that the amounts withdrawn under the plan do not exceed on an annual basis 12% of the account value at the time the shareholder elects to participate in the Automatic Withdrawal Plan. Withdrawals with respect to Class B shares under the Automatic Withdrawal Plan that exceed on an annual basis 12% of the value of the shareholders account will be subject to a CDSC on the amounts exceeding 12% of the initial account value. Withdrawals of Class A shares subject to a CDSC and Class C shares under the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A shares where the sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable.

          LETTER OF INTENT--CLASS A SHARES. By signing a Letter of Intent form, which can be obtained by calling 1-800-554-4611, you become eligible for the reduced sales load applicable to the total number of Eligible Fund shares purchased in a 13-month period pursuant to the terms and conditions set forth in the Letter of Intent. A minimum initial purchase of $5,000 is required. To compute the applicable sales load, the offering price of shares you hold (on the date of submission of the Letter of Intent) in any Eligible Fund that may be used toward "Right of Accumulation" benefits described above may be used as a credit toward completion of the Letter of Intent. However, the reduced sales load will be applied only to new purchases.

          The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent. The escrow will be released when you fulfill the terms of the Letter of Intent by purchasing the specified amount. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified, you will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A shares of the Fund held in escrow to realize the difference. Signing a Letter of Intent does not bind you to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A shares, you must indicate your intention to do so under a Letter of Intent. Purchase pursuant to a Letter of Intent will be made at the then-current net asset value plus the applicable sales load in effect at the time such Letter of Intent was executed.

                        DETERMINATION OF NET ASSET VALUE

          VALUATION OF PORTFOLIO SECURITIES. Each Series' investments are valued each business day by an independent pricing service (the "Service") approved by the Fund's Board. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may employ electronic data processing techniques and/or a matrix system to determine valuations. The Service's procedures are reviewed by the Fund's officers under the general supervision of the Fund's Board. Expenses and fees, including the management fee (reduced by the expense limitation, if any) and, fees pursuant to the Shareholder Services Plan, and with respect to Class B and Class C shares only, Distribution Plan, are accrued daily and are taken into account for the purpose of determining the net asset value of the relevant Class of each Series' shares. Because of the difference in operating expenses incurred by each Class, the per share net asset value of each Class will differ.

          NEW YORK STOCK EXCHANGE CLOSINGS. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

          Management believes that each Series qualified for the fiscal year ended April 30, 1999 as a "regulated investment company" under the Code. Each Series intends to continue to so qualify, if such qualification is in the best interests of its shareholders. As a regulated investment company, a Series will pay no Federal income tax on net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, a Series must distribute to its shareholders at least 90% of its net income (consisting of net investment income from tax exempt obligations and taxable obligations, if any, and net short-term capital gains), and must meet certain asset diversification and other requirements. If a Series did not qualify as a regulated investment company, it would be treated for tax purposes as an ordinary corporation subject to Federal income tax. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

          Each Series ordinarily declares dividends from its net investment income on each day the New York Stock Exchange is open for business. Shares begin earning income dividends on the day Federal Funds are received by the Transfer Agent. If a purchase order is not accompanied by remittance in Federal Funds, there may be a delay between the time the purchase order becomes effective and the time the shares purchased start earning dividends. If your payment is not made in Federal Funds, it must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds.

          Each Series' earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. Dividends usually are paid on the last business day of each month and are automatically reinvested in additional shares of the Series and the same Class from which they were paid at net asset value without a sales load or, at your option, paid in cash. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption. Distributions by each Series from its net realized securities gains, if any, generally are declared and paid once a year, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

          If you elect to receive dividends and distributions in cash and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividend or distribution and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks. All expenses are accrued daily and deducted before declaration of dividends to investors.

          Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the aggregate net asset value of his shares below the cost of his investment. Such a distribution would be a return on investment in an economic sense although taxable as stated under "Distributions and Taxes" in the Prospectus. In addition, the Code provides that if a shareholder has not held his shares for more than six months (or such shorter period as the Internal Revenue Service may prescribe by regulation) and has received an exempt-interest dividend with respect to such shares, any loss incurred on the sale of such shares will be disallowed to the extent of the exempt-interest dividend received.

          Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of any gain realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code. In addition, all or a portion of any gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258 of the Code. "Conversion transactions" are defined to include certain forward, futures, option and "straddle" transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

          Under Section 1256 of the Code, gain or loss realized by a Series from certain financial futures and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such futures or options as well as from closing transactions. In addition, any such futures or options remaining unexercised at the end of a Series' taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to a Series as described above.

          Offsetting positions held by a Series involving certain futures contracts or options transactions may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, override or modify the provisions of Section 1256 of the Code. As such, all or a portion of any short- or long-term capital gain from certain "straddle" and/or conversion transactions may be recharacterized to ordinary income.

          If a Series were treated as entering into "straddles" by reason of its engaging in certain futures or options transactions, such "straddles" would be characterized as "mixed straddles" if the futures or options transactions comprising a part of such "straddles" were governed by Section 1256 of the Code. A Series may make one or more elections with respect to "mixed straddles." Depending on which election is made, if any, the results to a Series may differ. If no election is made to the extent the "straddle" rules apply to positions established by a Series, losses realized by a Series will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the "straddle" and the conversion transaction rules, short-term capital losses on "straddle" positions may be recharacterized as long-term capital losses, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income.

          The Taxpayer Relief Act of 1997 included constructive sale provisions that generally apply if the Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") respecting the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property. In each instance, with certain exceptions, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively. Transactions that are identified as hedging or straddle transactions under other provisions of the Code can be subject to the constructive sale provisions.

          Investment by a Series in securities issued at a discount or providing for deferred interest or for payment of interest in the form of additional obligations could, under special tax rules, affect the amount, timing and character of distributions to shareholders. For example, a Series could be required to take into account annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company. In such case, a Series may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

          STATE AND LOCAL TAX TREATMENT. Each Series will invest primarily in Municipal Obligations of the State after which the Series is named. Except to the extent specifically noted below, dividends by a Series are not subject to an income tax by such State to the extent that the dividends are attributable to interest on such Municipal Obligations. However, some or all of the other dividends or distributions by a Series may be taxable by those States that have income taxes, even if the dividends or distributions are attributable to income of the Series derived from obligations of the United States or its agencies or instrumentalities.

          The Fund anticipates that a substantial portion of the dividends paid by each Series will not be subject to income tax of the State after which the Series is named. However, to the extent that you are obligated to pay State or local taxes outside of such State, dividends earned by an investment in such Series may represent taxable income. Also, all or a portion of the dividends paid by a Series that are not subject to income tax of the State after which the Series is named may be a preference item for such State's alternative minimum tax (where imposed). Finally, you should be aware that State and local taxes, other than those described above, may apply to the dividends, distributions or shares of a Series.

          The paragraphs below discuss the State tax treatment of dividends and distributions by each Series to residents of the State after which the Series is named. Investors should consult their own tax advisers regarding specific questions as to Federal, State and local taxes.

          CONNECTICUT SERIES. Dividends by the Series that qualify as exempt-interest dividends for Federal income tax purposes are not subject to the Connecticut income tax, imposed on individuals, trusts and estates, to the extent that such dividends are derived from income received by the Series as interest from Connecticut Municipal Obligations or obligations the interest with respect to which Connecticut is prohibited by Federal law from taxing. In the case of shares held as a capital asset, dividends that qualify as capital gain dividends for Federal income tax purposes are not subject to the Connecticut income tax to the extent they are derived from Connecticut Municipal Obligations. Dividends derived from other sources are subject to the Connecticut income tax. In the case of a shareholder subject to the Connecticut income tax and required to pay the Federal alternative minimum tax, the portion of exempt-interest dividends paid by the Series that is derived from income received by the Series as interest from Connecticut Municipal Obligations or obligations the interest with respect to which Connecticut is prohibited by Federal law from taxing is not subject to the net Connecticut minimum tax even if treated as a preference item for purposes of the Federal alternative minimum tax.

          Dividends qualifying as exempt-interest dividends or capital gain dividends for Federal income tax purposes that are distributed by the Series to entities subject to the Connecticut corporation business tax are not exempt from that tax.

          The shares of the Series are not subject to property taxation by the State of Connecticut or its political subdivisions.

          FLORIDA SERIES. Dividends or distributions by the Series to a Florida individual resident are not taxable by Florida. However, Florida imposes an intangible personal property tax on shares of the Series owned by a Florida resident on January 1 of each year unless such shares qualify for an exemption from the tax.

          Dividends qualifying as exempt-interest dividends for Federal income tax purposes as well as other Federally taxable dividends and distributions that are distributed by the Series to entities taxed as corporations under Florida law may not be exempt from the Florida corporate income tax.

         The Fund has received a Technical Assistance Advisement from the State of Florida, Department of Revenue, to the effect that Florida Series' shares owned by a Florida resident will be exempt from the intangible personal property tax so long as the Series' portfolio includes only assets, such as notes, bonds, and other obligations issued by the State of Florida or its municipalities, counties, and other taxing districts, the United States Government, and its agencies, Puerto Rico, Guam, and the U.S. Virgin Islands, and other assets which are exempt from that tax.

          GEORGIA SERIES. Dividends and distributions by the Georgia Series to a Georgia resident that are attributable to interest on Georgia Municipal Obligations or direct obligations of the United States and its territories and possessions are not subject to the State of Georgia income tax. Dividends or other distributions by the Series which are attributable to other sources, including all distributions that qualify as capital gains dividends for Federal income tax purposes, are subject to the State of Georgia income tax at the applicable rate.

          The Georgia intangibles tax previously imposed upon certain intangible personal property has been repealed, effective as of January 1, 1996. Accordingly, shares of the Georgia Series will not be subject to an intangibles tax in Georgia.

          MARYLAND SERIES. Dividends and distributions by the Series to a Maryland resident (including individuals, corporations, estates or trusts who are subject to Maryland state and local income tax) will not be subject to income tax in Maryland to the extent that such dividends or distributions (a) qualify, for Federal income tax purposes, as exempt-interest dividends of a regulated investment company and are attributable to (i) interest on Maryland Municipal Obligations or (ii) interest on obligations of the United States or an authority, commission, instrumentality, possession or territory of the United States, or (b) are attributable to gain realized by the Series from the sale or exchange of Maryland Municipal Obligations or obligations of the United States or an authority, commission or instrumentality thereof. To the extent that distributions by the Series are attributable to sources other than those described above, such as (x) interest on obligations issued by states other than Maryland or (y) income from repurchase agreements, such distributions will not be exempt from Maryland state and local income taxes. In addition, any gain realized by a shareholder upon a redemption or exchange of Series shares will be subject to Maryland taxation.

          Interest on indebtedness incurred (directly or indirectly) by a shareholder of the Series to purchase or carry shares of the Series will not be deductible for Maryland state and local income tax purposes to the extent such interest is allocable to exempt-interest dividends.

          If the Series fails to qualify as a regulated investment company, the Series would be subject to corporate Maryland income tax and distributions generally would be taxable as ordinary income to the shareholders.

          Individuals will not be subject to personal property tax on their shares of the Maryland Series.

          MASSACHUSETTS SERIES. Dividends by the Series to a Massachusetts resident are not subject to the Massachusetts personal income tax to the extent that the dividends are attributable to income received by the Series from Massachusetts Municipal Obligations or direct U.S. Government obligations, and are properly designated as such. Distributions of capital gain dividends by the Series to a Massachusetts resident are not subject to the Massachusetts personal income tax to the extent such distributions are attributable to gain from the sale of certain Massachusetts Municipal Obligations the gain from which is exempt from the Massachusetts personal income tax, and the distributions are properly designated as such. Dividends or distributions by the Series to a Massachusetts resident that are attributable to most other sources are subject to the Massachusetts personal income tax. In addition, distributions from the Series may be included in the net income measure of the corporate excise tax for corporate shareholders who are subject to the Massachusetts corporate excise tax. In 1994, the Massachusetts personal income tax statute was modified to provide for graduated rates of tax (with some exceptions) on gains from the sale or exchange of capital assets held for more than one year based on the length of time the asset has been held since January 1, 1995. The Massachusetts Department of Revenue has released proposed regulations providing that the holding period of the mutual fund (rather than that of its shareholders) will be determinative for purposes of applying the revised statute to shareholders that receive capital gain distributions, so long as the mutual fund separately designates the amount of such distributions attributable to each of six classes of gains from the sale or exchange of capital assets held for more than one year in a notice provided to shareholders and the Commissioner of Revenue on or before March 1 of the calendar year after the calendar year of such distributions. In the absence of such notice, the holding period of the assets giving rise to such gains is deemed to be more than one but not more than two years. Shareholders should consult their tax advisers with respect to the Massachusetts tax treatment of capital gain distributions from the Series.

          The shares of the Series are not subject to property taxation by Massachusetts or its political subdivisions.

          MICHIGAN SERIES. Dividends by the Series to a Michigan resident individual are not subject to the Michigan personal income tax to the extent that the dividends are attributable to income received by the Series as interest from the Series' investment in Michigan Municipal Obligations, obligations of U.S. possessions, as well as direct U.S. Government obligations.

          For Michigan personal income tax purposes, the proportionate share of dividends from the Series' net investment income from other than Michigan Municipal Obligations and from distributions from any short-term or long-term capital gains will be included in Michigan taxable income. Additionally, for Michigan personal income tax purposes, any gain or loss realized when the shareholder sells or exchanges Series' shares will be included in Michigan taxable income.

          Persons engaging in business activities in Michigan may be subject to the Michigan Single Business Tax and should consult their tax advisers with respect to the application of such tax in connection with an investment in the Series.

          MINNESOTA SERIES. Dividends paid by the Series to a Minnesota resident are not subject to the Minnesota personal income tax to the extent that the dividends are attributable to income received by the Series as interest from Minnesota Municipal Obligations, provided such attributable dividends represent 95% or more of the exempt-interest dividends that are paid by the Series. Moreover, dividends paid by the Series to a Minnesota resident are not subject to the Minnesota personal income tax to the extent that the dividends are attributable to income received by the Series as interest from a Series' investment in direct U.S. Government obligations. Dividends and distributions by the Series to a Minnesota resident that are attributable to most other sources are subject to the Minnesota personal income tax. Dividends and distributions from the Series will be included in the determination of taxable net income of corporate shareholders who are subject to Minnesota income (franchise) taxes. In addition, dividends attributable to interest received by the Series that is a preference item for Federal income tax purposes, whether or not such interest is from a Minnesota Municipal Obligation, may be subject to the Minnesota alternative minimum tax.

          The shares of the Series are not subject to property taxation by Minnesota or its political subdivisions.

          NEW JERSEY SERIES. The New Jersey Series is a "qualified investment fund" within the meaning of the New Jersey gross income tax. The primary criteria for constituting a "qualified investment fund" are that (i) the Series is an investment company registered with the Securities and Exchange Commission which, for the calendar year in which the dividends and distributions (if any) are paid, has no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items, including receivables, and financial options, futures and forward contracts, or other similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indices related thereto and (ii) at the close of each quarter of the taxable year, the Series has not less than 80% of the aggregate principal amount of all of its investments excluding financial options, futures and forward contracts, or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indices related thereto, cash and cash items, which cash items shall include receivables, in New Jersey Municipal Obligations, including obligations of Puerto Rico, the Virgin Islands and other territories and possessions of the United States and certain other specified securities exempt from New Jersey income taxes. Additionally, a qualified investment fund must comply with certain continuing reporting requirements.

          If the New Jersey Series continues to qualify as a qualified investment fund and the Series complies with its reporting obligations, (a) dividends and distributions by the New Jersey Series to a New Jersey resident individual shareholder will not be subject to New Jersey gross income tax to the extent that the dividends and distributions are attributable to income earned by the Series as interest on or gain from New Jersey Municipal Obligations, and (b) gain from the sale of New Jersey Series shares by a New Jersey resident individual shareholder will not be subject to the New Jersey gross income tax. Shares of the New Jersey Series are not subject to property taxation by New Jersey or its political subdivisions. To the extent that you are subject to state and local taxes outside of New Jersey, dividends and distributions earned by an investment in the New Jersey Series may represent taxable income.

          NORTH CAROLINA SERIES. Dividends paid by the Series to a North Carolina resident that are attributable to interest on North Carolina Municipal Obligations or direct U.S. Government obligations are not subject to the North Carolina income tax. Dividends or distributions attributable to gain realized by the Series from the sale or exchange of certain North Carolina Municipal Obligations issued before July 1, 1995 will not be included in the North Carolina taxable income of a resident individual, trust or estate. Other dividends or distributions which are attributable to net realized securities gains and most other sources are subject to the North Carolina income tax at the applicable rate. Gain realized by a North Carolina resident shareholder from the sale or exchange of an interest held in the North Carolina Series also will be subject to the North Carolina income tax at the applicable rate.

          The North Carolina intangibles tax previously imposed upon certain intangible personal property was repealed, as of January 1, 1995. Accordingly, shares of the North Carolina Series will not be subject to an intangibles tax in North Carolina.

          To the extent that dividends or distributions from the North Carolina Series increase the surplus of a corporate shareholder required to file a North Carolina franchise tax return, such increase in the surplus will be subject to the North Carolina franchise tax.

          OHIO SERIES. Dividends paid by the Series to an Ohio resident, or to a corporation subject to the Ohio Corporation Franchise Tax, are not subject to Ohio state and local income taxes or the net income basis of the Ohio Corporation Franchise Tax to the extent that such dividends are attributable to income received by the Series as interest from Ohio Municipal Obligations and direct obligations of the United States, certain Federal agencies and certain U.S. territories. Dividends or distributions paid by the Series to an Ohio resident, or to a corporation subject to the Ohio Corporation Franchise Tax, that are attributable to most other sources are subject to Ohio state and local income taxes and are includible in the net income basis of the Ohio Corporation Franchise Tax. The shares of the Series are not subject to property taxation by the State of Ohio or its political subdivisions, except when held by a "dealer in intangibles" (generally, a person in the lending or brokerage business), a decedent's estate, an Ohio insurance company, or a corporation (other than certain holding companies) taxed on the net worth basis of the Ohio Corporation Franchise Tax.

          PENNSYLVANIA SERIES. Dividends by the Series will not be subject to the Pennsylvania personal income tax to the extent that the dividends are attributable to interest received by the Series from its investments in Pennsylvania Municipal Obligations and U.S. Government obligations, including obligations issued by U.S. possessions. Dividends by the Series will not be subject to the Philadelphia School District investment income tax to the extent that the dividends are attributable to interest received by the Series from its investments in Pennsylvania Municipal Obligations and U.S. obligations, including obligations issued by U.S. possessions. Dividends or distributions by the Series to a Pennsylvania resident that are attributable to most other sources may be subject to the Pennsylvania personal income tax and (for residents of Philadelphia) to the Philadelphia School District investment net income tax.

          Dividends paid by the Series which are considered "exempt-interest dividends" for Federal income tax purposes are not subject to the Pennsylvania Corporate Net Income Tax, but other dividends or distributions paid by the Series may be subject to that tax. An additional deduction from Pennsylvania taxable income is permitted for dividends or distributions paid by the Series attributable to interest received by the Series from its investments in Pennsylvania Municipal Obligations and U.S. Government obligations to the extent included in Federal taxable income, but such a deduction is reduced by any interest on indebtedness incurred to carry the securities and other expenses incurred in the production of such interest income, including expenses deducted on the Federal income tax return that would not have been allowed under the Code if the interest were exempt from Federal income tax. Series shares are considered exempt assets (with a pro rata exclusion based on the value of the Series attributable to its investments in Pennsylvania Municipal Obligations and U.S. Government obligations, including obligations issued by U.S. possessions) for purposes of determining a corporation's capital stock value subject to the Pennsylvania Capital Stock/Franchise Tax.

          TEXAS SERIES. All dividends and distributions by the Series to Texas resident individuals are not subject to taxation by Texas. However, Texas enacted significant changes to its corporate franchise tax law for reporting years beginning January 1, 1992 and thereafter. These changes include the imposition of a tax measured by earned surplus, in addition to the previously existing tax on a corporation's capital. The earned surplus component of the Texas franchise tax is applicable only to the extent that it exceeds the taxable capital component of the franchise tax. For Texas franchise tax purposes, earned surplus is computed by reference to Federal taxable income. Thus, any amounts subject to Federal income tax that are payable by the Series to corporations doing business in or incorporated in Texas generally will be included in the earned surplus component of the Texas franchise tax, to the extent such earned surplus is apportioned to Texas. Dividends and other distributions not subject to Federal income tax generally will be excluded from the calculation of the earned surplus component of the franchise tax.

          Both the capital tax and earned surplus tax components of the Texas franchise tax are computed by reference to the portion of the corporation's capital or earned surplus, respectively, based on the corporation's gross receipts derived from Texas. To the extent dividend and interest payments are made by a corporation not incorporated in Texas, or another type of entity not legally domiciled in Texas, such dividends and payments are not considered to be Texas sourced receipts for franchise tax apportionment purposes.

          Effective with franchise tax reports originally due after January 1, 1994 (which are based upon accounting years ending in 1993), other taxable distributions from the Series to corporations doing business in or incorporated in Texas (such as the proceeds resulting from net gain upon the sale of Series bonds) may be allocable to Texas as Texas sourced gross receipts for the earned surplus component of the franchise tax if: (1) the activities of the recipient corporation do not have a sufficient unitary connection with that corporation's other activities conducted within the state giving rise to the underlying sale of such assets; and (2) the recipient corporation has its commercial domicile in Texas. Although there were attempts made ruing the 1997 legislative session to extend the franchise tax to entities other than corporations and limited liability companies, no such changes occurred then or during the 1999 legislative session.

          The shares of the Series are not subject to property taxation by Texas or its political subdivisions.

          VIRGINIA SERIES. Subject to the provisions discussed below, dividends paid to shareholders and derived from interest on obligations of the Commonwealth of Virginia or of any political subdivision or instrumentality of the Commonwealth or derived from interest or dividends on obligations of the United States excludable from Virginia taxable income under the laws of the United States, which obligations are issued in the exercise of the borrowing power of the Commonwealth or the United States and are backed by the full faith and credit of the Commonwealth or the United States, will be exempt from Virginia income tax. Dividends paid to shareholders by the Series and derived from interest on debt obligations of certain territories and possessions of the United States (those issued by Puerto Rico, the Virgin Islands and Guam) will be exempt from Virginia income tax. To the extent any portion of the dividends are derived from interest on debt obligations other than those described above, such portion will be subject to Virginia income tax even though it may be excludable from gross income for Federal income tax purposes.

          Generally, dividends distributed to shareholders by the Series and derived from capital gains will be taxable to the shareholders. To the extent any portion of the dividends are derived from taxable interest for Virginia purposes or from net short-term capital gains, such portion will be taxable to the shareholders as ordinary income. The character of long-term capital gains realized and distributed by the Series will flow through to its shareholders regardless of how long the shareholders have held their shares. Capital gains distributed to shareholders derived from Virginia obligations issued pursuant to special Virginia enabling legislation that provides a specific exemption for such gains will be exempt from Virginia income tax. Generally, interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund will not be deductible for Virginia income tax purposes.

          As a regulated investment company, the Series may distribute dividends that are exempt from Virginia income tax to its shareholders if the Series satisfies all requirements for conduit treatment under Federal law and, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from taxation under Federal law. If the Series fails to qualify, no part of its dividends will be exempt from Virginia income tax.

          When taxable income of a regulated investment company is commingled with exempt income, all distributions of the income are presumed taxable to the shareholders unless the portion of income that is exempt from Virginia income tax can be determined with reasonable certainty and substantiated. Generally, this determination must be made for each distribution to each shareholder. The Virginia Department of Taxation has adopted a policy, however, of allowing shareholders to exclude from Virginia taxable income the exempt portion of distributions from a regulated investment company even though the shareholders receive distributions monthly but receive reports substantiating the exempt portion of such distributions at less frequent intervals. Accordingly, if the Series receives taxable income, the Series must determine the portion of income that is exempt from Virginia income tax and provide such information to the shareholders in accordance with the foregoing so that the shareholders may exclude from Virginia taxable income the exempt portion of the distribution from the Series.

                             PORTFOLIO TRANSACTIONS

          Portfolio securities ordinarily are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by the Fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price. No brokerage commissions have been paid by the Fund to date.

          Transactions are allocated to various dealers by the Fund's portfolio managers in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms and may be selected based upon their sales of shares of the Series or other funds managed, advised or administered by the Manager or its affiliates.

          Research services furnished by brokers through which the Fund effects securities transactions may be used by the Manager in advising other funds it advises and, conversely, research services furnished to the Manager by brokers in connection with other funds the Manager advises may be used by the Manager in advising the Fund. Although it is not possible to place a dollar value on these services, it is the opinion of the Manager that the receipt and study of such services should not reduce the overall expenses of its research department.

          Each Series anticipates that its annual portfolio turnover rate generally will not exceed 100%, but the turnover rate will not be a limiting factor when a Series deems it desirable to sell or purchase securities. Therefore, depending upon market conditions, a Series' annual portfolio turnover rate may exceed 100% in particular years.

                             PERFORMANCE INFORMATION


          The current yield for the 30-day period ended April 30, 1999, for Class A, Class B and Class C of each Series was as follows:

                                         CURRENT             NET OF ABSORBED
NAME OF SERIES                            YIELD                 EXPENSES(1)
--------------                            -----                 ----------

CLASS A:
-------
Connecticut Series                          3.84%                   -
Florida Series                              3.74                    -
Georgia Series                              3.59                    -
Maryland Series                             4.17                    -
Massachusetts Series                        3.67                    -
Michigan Series                             3.62                    -
Minnesota Series                            3.89                    -
New Jersey Series                           3.78                    -
North Carolina Series                       3.83                    -
Ohio Series                                 3.72                    -
Pennsylvania Series                         4.06                    -
Texas Series                                3.87                  3.79%
Virginia Series                             4.11                    -
----------------------------

1 This column sets forth current yield had certain expenses for the indicated Series not been absorbed.


                                         CURRENT             NET OF ABSORBED
NAME OF SERIES                            YIELD                 EXPENSES(1)
--------------                            -----                 ---------

CLASS B:
-------
Connecticut Series                          3.50%                   -
Florida Series                              3.42                    -
Georgia Series                              3.25                    -
Maryland Series                             3.83                    -
Massachusetts Series                        3.33                    -
Michigan Series                             3.34                    -
Minnesota Series                            3.57                    -
New Jersey Series                           3.45                    -
North Carolina Series                       3.50                    -
Ohio Series                                 3.39                    -
Pennsylvania Series                         3.74                    -
Texas Series                                3.55                  3.45%
Virginia Series                             3.79                    -
-----------

1 This column sets forth current yield had certain expenses for the indicated Series not been absorbed.

                                         CURRENT             NET OF ABSORBED
NAME OF SERIES                            YIELD                 EXPENSES(1)
--------------                            -----                 ----------

CLASS C:
-------
Connecticut Series                        3.25%                     -
Florida Series                            3.09                      -
Georgia Series                            3.17                      -
Maryland Series                           3.61                      -
Massachusetts Series                      3.07                      -
Michigan Series                           3.08                      -
Minnesota Series                          3.26                      -
New Jersey Series                         3.18                      -
North Carolina Series                     3.28                      -
Ohio Series                               3.09                      -
Pennsylvania Series                       3.44                      -
Texas Series                              3.24                    3.17%
Virginia Series                           3.57                      -

----------------------------

1 This column sets forth current yield had certain expenses for the indicated Series not been absorbed.

Current yield is computed pursuant to a formula which operates as follows: The amount of each Series' expenses accrued for the 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned (computed in accordance with regulatory requirements) by the Series during the period. That result is then divided by the product of: (a) the average daily number of shares outstanding during the period that were entitled to receive dividends, and (b) the net asset value (or maximum offering price in the case of Class A) per share on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.

         Based upon the 1999 combined (except where noted) Federal and applicable State tax rate specified below, the tax equivalent yield for the 30-day period ended April 30, 1999 for Class A, Class B and Class C of each Series was as follows:

                                              TAX EQUIVALENT   NET OF ABSORBED
NAME OF SERIES                TAX RATE          YIELD            EXPENSES(1)
--------------                --------          -----            ----------

CLASS A:
-------
Connecticut Series             42.32%            6.66%              -
Florida Series (2)             39.60             6.19               -
Georgia Series                 43.22             6.32               -
Maryland Series                42.53             7.26               -
Massachusetts Series           43.19             6.46               -
Michigan Series                42.26             6.27               -
Minnesota Series               44.73             7.04               -
New Jersey Series              43.45             6.68               -
North Carolina Series          44.28             6.87               -
Ohio Series                    43.71             6.61               -
Pennsylvania Series            44.12             7.27               -
Texas Series (2)               39.60             6.41             6.27%
Virginia Series                43.07             7.22               -
-----------------

1 This column sets forth tax equivalent yield had certain expenses for the indicated Series not been absorbed.

2    Federal tax rate only. No state personal income tax imposed during 1999.

                                             TAX EQUIVALENT   NET OF ABSORBED
NAME OF SERIES                 TAX RATE           YIELD         EXPENSES(1)
--------------                 --------           -----         ----------

CLASS B:
-------
Connecticut Series               42.32%           6.07%            -
Florida Series (2)               39.60            5.66             -
Georgia Series                   43.22            5.72             -
Maryland Series                  42.53            6.66             -
Massachusetts Series             43.19            5.86             -
Michigan Series                  42.26            5.78             -
Minnesota Series                 44.73            6.46             -
New Jersey Series                43.45            6.10             -
North Carolina Series            44.28            6.28             -
Ohio Series                      43.71            6.02             -
Pennsylvania Series              44.12            6.69             -
Texas Series (2)                 39.60            5.88           5.71%
Virginia Series                  43.07            6.66             -
---------------------------

1 This column sets forth tax equivalent yield had certain expenses for the indicated Series not been absorbed.
2    Federal tax rate only. No state personal income tax imposed during 1999.


                                             TAX EQUIVALENT   NET OF ABSORBED
NAME OF SERIES                 TAX RATE           YIELD         EXPENSES(1)
--------------                 --------           -----         ----------

CLASS C:
-------
Connecticut Series               42.32%          5.63%               -
Florida Series(2)                39.60           5.12                -
Georgia Series                   43.22           5.58                -
Maryland Series                  42.53           6.28                -
Massachusetts Series             43.19           5.40                -
Michigan Series                  42.26           5.33                -
Minnesota Series                 44.73           5.90                -
New Jersey Series                43.45           5.62                -
North Carolina Series            44.28           5.89                -
Ohio Series                      43.71           5.49                -
Pennsylvania Series              44.12           6.16                -
Texas Series(2)                  39.60           5.36              5.25%
Virginia Series                  43.07           6.27                -

-----------

1 This column sets forth tax equivalent yield had certain expenses for the indicated Series not been absorbed.
2    Federal tax rate only. No state personal income tax imposed during 1999.

Tax equivalent yield is computed by dividing that portion of the current yield (calculated as described above) which is tax-exempt by 1 minus a stated tax rate and adding the quotient to that portion, if any, of the yield of the Series that is not tax-exempt.

          The tax equivalent yield noted above represents the application of the highest marginal personal tax rates currently in effect. For Federal personal income tax purposes, a 39.60% tax rate has been used. The tax equivalent figure, however, does not include the potential effect of any local (including, but not limited to, county, district or city) taxes, including applicable surcharges. In addition, there may be pending legislation which could affect such stated tax rates or yields. Each investor should consult its tax adviser, and consider its own factual circumstances and applicable tax laws, in order to ascertain the relevant tax equivalent yield.

          The average annual total return for the periods indicated for Class A of each Series was as follows:


                                     1-YEAR PERIOD                5-YEAR PERIOD            10-YEAR PERIOD
NAME OF SERIES                    ENDED APRIL 30, 1999        ENDED APRIL 30, 1999      ENDED APRIL 30, 1999
--------------                    --------------------        --------------------      --------------------

Connecticut Series                       1.86%                       6.06%                   7.07%
Florida Series                           0.26                        4.98                    6.86
Georgia Series                           0.99                        5.75                    6.01 (1)
Maryland Series                          1.04                        6.17                    7.23
Massachusetts Series                     1.34                        5.73                    7.05
Michigan Series                          1.10                        5.97                    7.37
Minnesota Series                         0.67                        5.46                    6.89
New Jersey Series                        0.74                        5.55                    -
North Carolina Series                    0.84                        6.27                    7.05 (2)
Ohio Series                              0.93                        5.64                    7.25
Pennsylvania Series                      1.18                        6.37                    7.66
Texas Series                             0.91                        6.83                    8.02
Virginia Series                          1.20                        6.56                    7.41 (2)
--------------------

1        For the 6.66 year period ended April 30, 1999.
2        For the 7.75 year period ended April 30, 1999.

          The average annual total return for the periods indicated since the initial offering for Class B of each Series was as follows:


                                       1-YEAR PERIOD              5-YEAR PERIOD            6.290-YEAR PERIOD
NAME OF SERIES                     ENDED APRIL 30, 1999       ENDED APRIL 30, 1999       ENDED APRIL 30, 1999
--------------                     --------------------       --------------------       --------------------

Connecticut Series                        2.15%                        6.19%                   6.12%
Florida Series                            0.44                         5.10                    5.27
Georgia Series                            1.29                         5.90                    5.96
Maryland Series                           1.24                         6.27                    6.08
Massachusetts Series                      1.48                         5.85                    5.85
Michigan Series                           1.30                         6.08                    6.30
Minnesota Series                          0.86                         5.57                    5.68
New Jersey Series                         1.08                         5.68                    -
North Carolina Series                     1.10                         6.39                    6.13
Ohio Series                               1.19                         5.74                    5.94
Pennsylvania Series                       1.46                         6.48                    6.42
Texas Series                              1.19                         6.96                    6.92
Virginia Series                           1.46                         6.69                    6.43

          The average annual total return for the periods indicated since the initial offering for Class C of each Series was as follows:


                                   1-YEAR PERIOD            3.710-YEAR PERIOD
NAME OF SERIES                  ENDED APRIL 30, 1999        ENDED APRIL 30, 1999
--------------                  --------------------        --------------------

Connecticut Series                   4.88%                      6.55%
Florida Series                       3.14                       4.68
Georgia Series                       3.59                       5.66
Maryland Series                      3.94                       6.36
Massachusetts Series                 4.28                       6.12
Michigan Series                      4.08                       6.23
Minnesota Series                     3.53                       5.39
New Jersey Series                    3.67                       4.41 (1)
North Carolina Series                4.02                       6.96
Ohio Series                          3.93                       6.03
Pennsylvania Series                  4.16                       6.68
Texas Series                         3.87                       7.03
Virginia Series                      4.20                       6.90

------------

1    For the 3.41 year period ended April 30, 1999.

          Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value (maximum offering price in the case of Class A) per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. A Class' average annual total return figures calculated in accordance with such formula assume that in the case of Class A the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or in the case of Class B or Class C the maximum applicable CDSC has been paid upon redemption at the end of the period.

          The total return for the period May 28, 1987 through April 30, 1999 (except where indicated) for Class A of each Series was as follows:

                              BASED ON MAXIMUM            BASED ON NET ASSET
NAME OF SERIES                 OFFERING PRICE                 VALUE
--------------                -----------------           ------------------
Connecticut Series                  130.94%                    141.85%
Florida Series                      153.26                     165.29
Georgia Series (1)                   47.52                      54.48
Maryland Series                     118.01                     128.30
Massachusetts Series                117.70                     127.92
Michigan Series                     157.00                     169.03
Minnesota Series                    133.41                     144.48
New Jersey Series (2)                30.93                      37.10
North Carolina Series (3)            69.49                      77.54
Ohio Series                          88.12                      96.92
Pennsylvania Series (4)             136.35                     147.53
Texas Series                        203.34                     217.62
Virginia Series (3)                  73.99                      82.20

-------------

1 For the period from September 3, 1992 (commencement of operations) through April 30, 1999.

2 For the period from May 4, 1994 (commencement of operations) through April 30, 1999.

3 For the period from August 1, 1991 (commencement of operations) through April 30, 1999.

4 For the period from July 30, 1987 (commencement of operations) through April 30, 1999.

          The total return for the period January 15, 1993 to April 30, 1999 (except where indicated) for Class B of each Series was as follows:

                                          BASED ON NET ASSET        BASED ON
NAME OF SERIES                                  VALUE               MAXIMUM CDSC
--------------                            ------------------        ------------

Connecticut Series                            45.27%                    45.27%
Florida Series                                38.17                     38.17
Georgia Series                                43.96                     43.96
Maryland Series                               44.93                     44.93
Massachusetts Series                          42.99                     42.99
Michigan Series                               46.89                     46.89
Minnesota Series                              41.57                     41.57
New Jersey Series (1)                         33.75                     31.75
North Carolina Series                         45.37                     45.37
Ohio Series                                   43.73                     43.73
Pennsylvania Series                           47.87                     47.87
Texas Series                                  52.29                     52.29
Virginia Series                               48.00                     48.00

--------------

1    For the period May 4, 1994 (commencement of operations) to April 30, 1999.

          The total return for the period August 15, 1995 to April 30, 1999 (except where indicated) for Class C of each Series was as follows:

NAME OF SERIES                          BASED ON NET ASSET VALUE*
-------------                           -------------------------

Connecticut Series                               26.52%
Florida Series                                   18.50
Georgia Series                                   22.66
Maryland Series                                  25.71
Massachusetts Series                             24.64
Michigan Series                                  25.13
Minnesota Series                                 21.52
New Jersey Series (1)                            15.85
North Carolina Series                            28.33
Ohio Series                                      24.28
Pennsylvania Series                              27.10
Texas Series                                     28.68
Virginia Series                                  28.09

---------------
*    No CDSC is charged Class C shares after one year of purchase.

1    For the period December 4, 1995 (commencement of operations) to April 30,
     1999.


          Total return is calculated by subtracting the amount of the Series' net asset value (maximum offering price in the case of Class A) per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period and any applicable CDSC), and dividing the result by the net asset value (maximum offering price in the case of Class A) per share at the beginning of the period. Total return also may be calculated based on the net asset value per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B or Class C shares. In such cases, the calculation would not reflect the deduction of the sales load with respect to Class A shares or any applicable CDSC with respect to Class B or Class C shares which, if reflected, would reduce the performance quoted.

          On March 31, 1997, the New Jersey Series commenced operations through a transfer of assets from the New Jersey Series of Premier Insured Municipal Bond Fund (the "Insured New Jersey Fund"). The performance information provided above for periods prior to such date for the New Jersey Series is for the Insured New Jersey Fund and reflects the fact that for such periods, the Insured New Jersey Fund was required to invest (i) at least 65% of the value of its total assets in Municipal Obligations insured as to timely payment of principal and interest by recognized insurers of Municipal Obligations and (ii) in Municipal Obligations rated no lower than Baa by Moody's or BBB by S&P and Fitch.

          From time to time, the Fund may use hypothetical tax equivalent yields or charts in its advertising. These hypothetical yields or charts will be used for illustrative purposes only and not as being representative of the Fund's past or future performance.

          Comparative performance information may be used from time to time in advertising the Fund's shares, including data from Lipper Analytical Services, Inc., Moody's Bond Survey Bond Index, Lehman Brothers Municipal Bond Index, Morningstar, Inc. and other industry publications. Advertising materials for the Fund may refer to or discuss then-current or past economic conditions, developments and/or events, including those relating to actual or proposed tax legislation. From time to time, advertising materials for the Fund also may refer to statistical or other information concerning trends relating to investment companies, as compiled by industry associations such as the Investment Company Institute, and to Morningstar ratings and related analysis supporting such ratings.

          The Fund may compare its performance, directly as well as against inflation, with that of other instruments, such as short-term Treasury bills (which are direct obligations of the U.S. Government), FDIC-insured bank money market accounts and FDIC-insured fixed-rate certificates of deposit. In addition, advertising for the Fund may indicate that investors may consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation.

          From time to time, advertising materials for the Fund may include biographical information relating to its portfolio managers and may refer to, or include commentary by a portfolio manager relating to an investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors.

                           INFORMATION ABOUT THE FUND

          Each share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive or subscription rights and are freely transferable.

          The Fund is organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Fund's Agreement and Declaration of Trust (the "Trust Agreement") disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from a Series' property for all losses and expenses of any shareholder held personally liable for the obligations of the Series. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Series itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Series, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Series. The Fund intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Series.

          Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office. Shareholders may remove a Board member by the affirmative vote of two-thirds of the Fund's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

          The Fund is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio.

          To date, the Board has authorized the creation of thirteen Series of shares. All consideration received by the Fund for shares of one of the Series, and all assets in which such consideration is invested, will belong to that Series (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one Series would be treated separately from those of the other Series. The Fund has the ability to create, from time to time, new series without shareholder approval.

          Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of any investment company, such as the Fund, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. However, the rule exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the rule.

          Each Series is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Series' performance and its shareholders. Accordingly, if the Fund's management determines that an investor is following a market-timing strategy or is otherwise engaging in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund Exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other funds in the Dreyfus Family of Funds. Generally, an investor who makes more than four exchanges out of a Series during any calendar year or who makes exchanges that appear to coincide with a market-timing strategy may be deemed to be engaged in excessive trading. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, the Fund may refuse or restrict purchase or exchange requests for shares by any person or group if, in the judgment of the Fund's management, the Series would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Series receives or anticipates receiving simultaneous orders that may significantly affect the Series (e.g., amounts equal to 1% or more of the Series' total assets). If an exchange request is refused, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. A Series may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Series. The Fund's policy on excessive trading applies to investors who invest in a Series directly or through financial intermediaries, but does not apply to the Auto-Exchange Privilege, to any automatic investment or withdrawal privilege described herein, or to participants in employer-sponsored retirement plans.

          During times of drastic economic or market conditions, the Fund may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components -- redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Series' next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

          To offset the relatively higher costs of servicing smaller accounts, the Fund will charge regular accounts with balances below $2,000 an annual fee of $12. The valuation of accounts and the deductions are expected to take place during the last four months of each year. The fee will be waived for any investor whose aggregate Dreyfus mutual fund investments total at least $25,000, and will not apply to IRA accounts or to accounts participating in automatic investment programs or opened through a securities dealer, bank or other financial institution, or to other fiduciary accounts.

          The Fund sends annual and semi-annual financial statements to all its shareholders.

         The Manager's legislative efforts led to the 1976 Congressional Amendment to the Code permitting an incorporated mutual fund to pass through tax exempt income to its shareholders. The Manager offered to the public the first incorporated tax exempt fund and currently manages or administers over $24 billion in tax exempt assets.

                        COUNSEL AND INDEPENDENT AUDITORS

          Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Company, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to each Fund's Prospectus.

          Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as independent auditors of the Company.

                                   APPENDIX A

                            RISK FACTORS -- INVESTING
                         IN STATE MUNICIPAL OBLIGATIONS

          The following information constitutes only a brief summary, does not purport to be a complete description, and is based primarily on information drawn from official statements relating to securities offerings of the relevant State available as of the date of this Statement of Additional Information. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

         Connecticut Series..........................................   B-78
         Florida Series..............................................   B-81
         Georgia Series..............................................   B-86
         Maryland Series.............................................   B-91
         Massachusetts Series........................................   B-93
         Michigan Series.............................................   B-95
         Minnesota Series............................................   B-100
         New Jersey Series...........................................   B-106
         North Carolina Series.......................................   B-108
         Ohio Series.................................................   B-114
         Pennsylvania Series.........................................   B-123
         Texas Series................................................   B-133
         Virginia Series.............................................   B-141

CONNECTICUT SERIES

          Manufacturing has historically been of prime economic importance to Connecticut. The State's manufacturing industry is diversified, with transportation equipment (primarily aircraft engines, helicopters and submarines) as the dominant industry, followed by fabricated metals, non-electrical machinery, and electrical equipment. As a result of a rise in employment in service-related industries and a decline in manufacturing employment, however, manufacturing accounted for only 17.09% of total non-agricultural employment in Connecticut in 1997. Defense-related business represents a relatively high proportion of the manufacturing sector. On a per capita basis, defense awards to Connecticut have traditionally been among the highest in the nation, and reductions in defense spending have had a substantial adverse impact on Connecticut's economy.

          The average annual unemployment rate in Connecticut increased from a low of 3.0% in 1988 to a high of 7.6% in 1992 and, after a number of important changes in the method of calculation, was reported to be 5.8% in 1996. Average per capita personal income of Connecticut residents increased in every year from 1989 to 1997, rising from $25,443 to $36,434. However, pockets of significant unemployment and poverty exist in several Connecticut cities and towns.

          At the end of the 1990-1991 fiscal year, the General Fund had an accumulated unappropriated deficit of $965,712,000. For the seven fiscal years ended June 30, 1998, the General Fund ran operating surpluses, based on the State's budgetary method of accounting, of approximately $110,200,000, $113,500,000, $19,700,000, $80,500,000, $250,000,000, $262,600,000, and
$312,900,000, respectively. As a result of legislative action in the final month of the 1998-1999 fiscal year substantially increasing expenditures, a General Fund surplus of only $31,000,000 for the year is expected. General Fund budgets adopted for the biennium ending June 30, 2001, authorize expenditures of $10,581,600,000 for the 1999-2000 fiscal year and $11,085,200,000 for the
2000-2001 fiscal year and project surpluses of $64,400,000 and $4,800,000, respectively, for those years.

          During 1991 the State issued a total of $965,710,000 Economic Recovery Notes. The notes were to be payable no later than June 30, 1996, but as part of the budget adopted for the biennium ended June 30, 1997, payment of the notes scheduled to be paid during the 1995-1996 fiscal year was rescheduled to be made over the four fiscal years ending June 30, 1999. The outstanding notes were $78,055,000 as of December 1, 1998.

          The State's primary method for financing capital projects is through the sale of general obligation bonds. These bonds are backed by the full faith and credit of the State. As of December 1, 1998, the State had authorized direct general obligation bond indebtedness totaling $12,398,200,000, of which $11,057,371,000 had been approved for issuance by the State Bond Commission and $9,814,857,000 had been issued. As of December 1, 1998, net State direct general obligation bond indebtedness outstanding was $6,837,131,000.

          In 1995, the State established the University of Connecticut as a separate corporate entity to issue bonds and construct certain infrastructure improvements. The University was authorized to issue bonds totaling $962,000,000 by June 30, 2005, that are secured by a State debt service commitment to finance the improvements.

          In addition, the State has limited or contingent liability on a significant amount of other bonds. Such bonds have been issued by the following quasi-public agencies: the Connecticut Housing Finance Authority, the Connecticut Development Authority, the Connecticut Higher Education Supplemental Loan Authority, the Connecticut Resources Recovery Authority and the Connecticut Health and Educational Facilities Authority. Such bonds have also been issued by the cities of Bridgeport and West Haven and the Southeastern Connecticut Water Authority. As of December 1, 1998, the amount of bonds outstanding on which the State has limited or contingent liability totaled $4,054,900,000.

          In 1984, the State established a program to plan, construct and improve the State's transportation system (other than Bradley International Airport). The total cost of the program through June 30, 2002, is currently estimated to be $12.6 billion, to be met from federal, state, and local funds. The State expects to finance most of its $5.1 billion share of such cost by issuing $4.6 billion of special tax obligation ("STO") bonds. The STO bonds are payable solely from specified motor fuel taxes, motor vehicle receipts, and license, permit and fee revenues pledged therefor and credited to the Special Transportation Fund, which was established to budget and account for such revenues.

          The State's general obligation bonds are rated "Aa3" by Moody's and "AA" by Fitch. On October 8, 1998, Standard & Poor's upgraded its rating of the State's general obligation bonds from "AA-" to "AA."

          The State, its officers and its employees are defendants in numerous lawsuits. Although it is not possible to determine the outcome of these lawsuits, the Attorney General has opined that an adverse decision in any of the following cases might have a significant impact on the State's financial position: (i) an action on behalf of all persons with traumatic brain injury who have been placed in certain State hospitals, and other persons with acquired brain injury who are in the custody of the Department of Mental Health and Addiction Services, claiming that their constitutional rights are violated by placement in State hospitals alleged not to provide adequate treatment and training, and seeking placement in community residential settings with appropriate support services; (ii) litigation involving claims by Indian tribes to portions of the State's land area; (iii) an action by certain students and municipalities claiming that the State's formula for financing public education violates the State's Constitution and seeking a declaratory judgment and injunctive relief; and (iv) an action for money damages for the death of a young physician killed in an automobile accident allegedly as a result of negligence of the State.

          As a result of litigation on behalf of black and Hispanic school children in the City of Hartford seeking "integrated education" within the Greater Hartford metropolitan area, on July 9, 1996, the State Supreme Court directed the legislature to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools. The Superior Court recently ordered the State to show cause as to whether there has been compliance with the Supreme Court's ruling. The fiscal impact of this decision might be significant but is not determinable at this time.

          The State's Department of Information Technology is reviewing the State's Year 2000 exposure and developing plans for modification or replacement of existing software that it believes will prevent significant operations problems. There is a risk that the plan will not be completed on time, that planned testing will not reveal all problems, or that systems of others on whom the State relies will not be updated in a timely manner. If the necessary remediations are not completed in a timely fashion, the Year 2000 problem may have a material impact on the operations of the State.

          General obligation bonds issued by municipalities are payable primarily from ad valorem taxes on property located in the municipality. A municipality's property tax base is subject to many factors outside the control of the municipality, including the decline in Connecticut's manufacturing industry. Certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits. The most notable of these is the City of Bridgeport, which filed a bankruptcy petition on June 7, 1991. The State opposed the petition. The United States Bankruptcy Court for the District of Connecticut held that Bridgeport had authority to file such a petition but that its petition should be dismissed on the grounds that Bridgeport was not insolvent when the petition was filed. State legislation enacted in 1993 prohibits municipal bankruptcy filings without the prior written consent of the Governor.

          In addition to general obligation bonds backed by the full faith and credit of the municipality, certain municipal authorities finance projects by issuing bonds that are not considered to be debts of the municipality. Such bonds may be repaid only from revenues of the financed project, the revenues from which may be insufficient to service the related debt obligations.

          Regional economic difficulties, reductions in revenues and increases in expenses could lead to further fiscal problems for the State and its political subdivisions, authorities and agencies. Difficulties in payment of debt service on borrowings could result in declines, possibly severe, in the value of their outstanding obligations, increases in their future borrowing costs, and impairment of their ability to pay debt service on their obligations.

FLORIDA SERIES

          REVENUES AND EXPENDITURES. Financial operations of the State of Florida covering all receipts and expenditures are maintained through the use of three funds: General Revenue Fund, Trust Funds and Working Capital Fund. The General Revenue Fund receives the majority of State tax revenues. The Trust Funds consist of monies received by the State which under law or trust agreement are segregated for a purpose authorized by law. Revenues in the General Revenue Fund which are in excess of the amount needed to meet appropriations may be transferred to the Working Capital Fund. Beginning in 1993-94, the Florida Constitution requires that the State establish a Budget Stabilization Fund. This fund is to contain a balance of at least 1% of the previous year's net General Revenue collections in 1994-95, 2% in 1995-96, 3% in 1996-97, 4% in 1997-98 and
5% in 1998-99 and thereafter. These monies can be only spent for the purpose of covering revenue shortfalls and for emergency purposes as defined by general law. Implementing legislation establishing this fund was enacted during the 1994 Session of the Florida legislature.

          In November of 1994, Florida voters approved an amendment to the Florida Constitution which set forth limitations on revenue collections by the State. With certain exceptions, State revenues collected for any fiscal year are limited to State revenues allowed under the amendment for the prior fiscal year plus an adjustment for growth.

          As used in the amendment, "growth" means an amount equal to the average annual rate of growth in Florida personal income over the most recent twenty quarters times the State revenues allowed under the amendment for the prior fiscal year. For the 1996-1997 fiscal year, the State revenues allowed under the amendment for the prior fiscal year shall equal the State revenues collected for the 1995-1996 fiscal year. Florida personal income will be determined by the Legislature, from information available from the United States Department of Commerce or its successor on the first day of February prior to the beginning of the fiscal year. State revenues collected for any fiscal year in excess of this limitation will be transferred to the Budget Stabilization Fund until the fund reaches the maximum balance specified above, and thereafter shall be refunded to taxpayers as provided by general law. State revenues allowed under the amendment for any fiscal year may be increased by a two-thirds vote of the membership of each house of the Florida Legislature.

          For purposes of the amendment, "State revenues" means taxes, fees, licenses, and charges for services imposed by the Legislature on individuals, businesses, or agencies outside State government. However, "State revenues" does not include: revenues that are necessary to meet the requirements set forth in documents authorizing the issuance of bonds by the State; revenues that are used to provide matching funds for the federal Medicaid program with the exception of the revenues used to support the Public Medical Assistance Trust Fund or its successor program and with the exception of State matching funds used to fund elective expansions made after July 1, 1994; proceeds from the State Lottery returned as prizes; receipts of the Florida Hurricane Catastrophe Fund; balances carried forward from prior fiscal years; taxes, licenses, fees and charges for services imposed by local, regional, or school district governing bodies; or revenue from taxes, licenses, fees and charges for services required to be imposed by any amendment or revision to the State Constitution after July 1, 1994. An adjustment to the revenue limitation will be made by general law to reflect the fiscal impact of transfers of responsibility for the funding of governmental functions between the State and other levels of government.

          The amendment became effective January 1, 1995.

          The Florida Constitution and Statutes mandate that the State budget as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues each State fiscal year.

          Florida ended fiscal years 1996-97 and 1997-98 with General Revenue plus Working Capital Funds unencumbered reserves of approximately $440.5 million and $744.0 million, respectively. Estimated fiscal year 1997-98 General Revenue plus Working Capital Funds available total $22.6 billion. Total effective appropriations for the 1998-99 fiscal year are estimated at $21.7 billion, resulting in estimated unencumbered reserves of $900.0 million at the end of the fiscal year.

          In fiscal year 1997-98, the State derived approximately 60% of its total direct revenues from the General Revenue Fund, Trust Funds and Working Capital Fund from State taxes. Federal grants and other special revenues accounted for the remaining revenues. Major sources of tax revenues to the General Revenue Fund are the sales and use tax, corporate income tax, and beverage tax, which amounted to 61%, 6% and 2.5%, respectively, of total General Revenue Fund receipts.

          State expenditures are categorized for budget and appropriation purposes by type of fund and spending unit, which are further subdivided by line item. In fiscal year 1997-98, expenditures from the General Revenue Fund for education, health and welfare and public safety amounted to approximately 28%, 35% and 7%, respectively, of total General Revenues.

          SALES AND USE TAX. The greatest single source of tax receipts in Florida is the sales and use tax. The sales tax is 6% of the sales price of tangible property sold at retail in the State. The use tax is 6% of the cost price of tangible personal property when the same is not sold but is used, or stored for use, in the State. The use tax also applies to the use in the State of tangible personal property purchased outside Florida which would have been subject to the sales tax if purchased from a Florida dealer. Less than 10% of the sales tax is designated for local governments and is distributed to the respective counties in which it is collected for use by such counties and municipalities therein. In addition to this distribution, local governments may (by referendum) assess a .5% or 1% discretionary sales surtax within their county. Proceeds from this local option sales tax are earmarked for funding local infrastructure programs and acquiring land for public recreation or conservation or protection of natural resources. In addition, non-consolidated counties with populations in excess of 800,000 may levy a local option sales tax to fund indigent health care. This tax rate may not exceed .5% and the combined levy of the indigent health care surtax and the infrastructure surtax described above may not exceed 1%. Furthermore, charter counties which adopted a charter prior to June 1, 1976, and each county with a consolidated county/municipal government, may (by referendum) assess up to a 1% discretionary sales surtax within their county. Proceeds from this tax are earmarked for the development, construction, maintenance and operation of a fixed guideway rapid transit system or may be remitted to an expressway or transportation authority for use on country roads and bridges, for a bus system, or to service bonds financing roads and bridges. The two taxes, sales and use, stand as complements to each other, and taken together provide a uniform tax upon either the sale at retail or the use of all tangible personal property irrespective of where it may have been purchased. This tax also includes a levy on the following: (i) rentals of tangible personal property, transient lodging and non-residential real property;
(ii) admissions to places of amusements, most sports and recreation events;
(iii) utilities, except those used in homes; and (iv) restaurant meals. Exemptions include: groceries; medicines; hospital rooms and meals; fuels used to produce electricity; purchases by religious, charitable and educational nonprofit institutions; most professional, insurance and personal service transactions; apartments used as permanent dwellings; the trade-in value of motor vehicles; and residential utilities.

          All receipts of the sales and use tax, with the exception of the tax on gasoline and special fuels, are credited to either the General Revenue Fund, the Solid Waste Management Trust Fund, or countries and cities. For the State fiscal year which ended June 30, 1998, receipts from this source were $13.349 billion, an increase of 10% from fiscal year 1996-97.

          FUELS SALE TAX. The second largest source of State tax receipts is the tax on fuel sales. Preliminary data show collections from this source in the State fiscal year ended June 30, 1998, were $1.518 billion. However, these revenues are almost entirely dedicated trust funds for specific purposes and are not included in the State General Revenue Fund.

          State and local taxes on motor fuels (gasoline and special fuel) include several distinct fuel taxes: (i) the State fuels sales tax levied at a rate calculated by The State Department of Revenue by adjusting the 1997 base rate of 6.9 cents per gallon by the percentage change in the CPI for the most recent 12 month period ending September 30, compared to the base year average which is the average for the 12 month period ending September 30, 1989. For Calendar Year 1998 the rate was nine cents per gallon; for Calendar Year 1999 the rate is 9.1 cents per gallon; (ii) the State excise tax of four cents per gallon of motor fuel, proceeds distributed to local governments; (iii) the State Comprehensive Enhanced Transportation System (SCETS) tax, which is levied at a rate in each county equal to two-thirds of the sum of the county's local option motor fuel taxes; and (iv) local option motor fuel taxes, which may range between one cent to seven cents per gallon.

          ALCOHOLIC BEVERAGE TAX. Florida's alcoholic beverage tax is an excise tax on beer, wine, and liquor. This tax is one of the State's major tax sources, with revenues totaling $566.2 million in State fiscal year ended June 30, 1998. Alcoholic beverage receipts declined from the previous year's total. The revenues collected from this tax are deposited into the State's General Revenue Fund.

          CORPORATE INCOME TAX. Pursuant to an amendment to the State Constitution, the State Legislature adopted, effective January 1, 1972, the "Florida Income Tax Code" imposing a tax upon the net income of corporations, organizations, associations and other artificial entities for the privilege of conducting business, deriving income or existing within the State. This tax does not apply to natural persons who engage in a trade or business or profession under their own or any fictitious name, whether individually as proprietorships or in partnerships with others, estates of decedents or incompetents, or testamentary trusts.

          The tax is imposed in an amount equal to 5.5% of the taxpayer's net corporate income for the taxable year, less a $5,000 exemption, as defined in such Code. Net income is defined by the Code as that share of a taxpayer's adjusted Federal income for such year which is apportioned to the State of Florida. Apportionment is by weighted factors of sales (50%), property (25%) and payroll (25%). All business income is apportioned and non-business income is allocated to a single jurisdiction, usually the State of commercial domicile.

          All receipts of the corporate income tax are credited to the General Revenue Fund. For the fiscal year ended June 30, 1998, receipts from this source were $1.395 billion, an increase of 3% from fiscal year 1996-97.

          DOCUMENTARY STAMP TAX. Deeds and other documents relating to a realty are taxed at 70 cents per $100 of consideration, while corporate shares, bonds, certificates of indebtedness, promissory notes, wage assignments and retail charge accounts are taxed at 35 cents per $100 of consideration. Documentary stamp tax collections totaled $1.005 billion during fiscal year 1997-98, posting a 16% increase from the previous fiscal year. The General Revenue Fund receives approximately 2% of documentary stamp tax collections.

          GROSS RECEIPTS TAX. Effective July 1, 1992, the tax rate was increased from 2.25% to 2.5% of the gross receipts of electric, natural gas and telecommunications services. All gross receipts utilities collections are credited to the Public Education Capital Outlay and Debt Service Trust Fund. In fiscal year 1997-98, gross receipts utilities tax collections totaled $638.0 million, an increase of 5% over the previous fiscal year.

          INTANGIBLE PERSONAL PROPERTY TAX. This tax is levied on two distinct bases: (i) stocks, bonds, including bonds secured by Florida realty, notes, government leaseholds, interests in limited partnerships registered with the SEC, and other miscellaneous intangible personal property not secured by liens on Florida realty are taxed annually at a rate of 2 mills, (ii) mortgages and other obligations secured by liens on Florida realty, taxed with a non-recurring 2 mill tax.

          Of the tax proceeds, 33.5% is distributed to the Municipal Revenue Sharing Trust Fund. The remainder is distributed to the General Reserve Fund.

          Fiscal year 1997-98 total intangible personal property tax collections were $1.164 billion, a 16% increase over the prior year.

          SEVERANCE TAXES. The severance tax includes the taxation of oil, gas and sulfur production and a tax on the severance of primarily phosphate rock and other solid minerals. Collections from severance taxes totaled $61.269 million during fiscal year 1997-98, down 5% from the previous fiscal year.

          LOTTERY. The 1987 Legislature created the Department of the Lottery to operate the State Lottery and setting forth the allocation of the revenues. Of the revenues generated by the Lottery, 50% is to be returned to the public as prizes; at least 38% is to be deposited in the Educational Enhancement Trust Fund (for public education); and no more than 12% can be spent on the administrative cost of operating the lottery.

          Fiscal year 1997-98 produced ticket sales of $2.057 billion of which education received approximately $813.11 million.

GEORGIA SERIES

          Georgia's economy grew rapidly in the 1980's, resulting in a general fund reserve. Although the State's economy incurred a slowdown in the early 1990's which effectively eliminated the general fund reserve, revenues once again began to exceed appropriations in Fiscal 1993. The State's revenue shortfall reserve at the end of Fiscal 1998 was approximately $351.0 million, and revenues are estimated to exceed expenditures for Fiscal 1999.

          Georgia's unemployment rate was 3.9% for 1998 which is a decrease of .5% over the State's 1997 annual average unemployment rate. The largest sectors of Georgia's economy are wholesale and retail trade, services, manufacturing and government.

          CONSTITUTIONAL PROVISIONS. Georgia's Constitution limits the appropriation of funds for any given fiscal year to the sum of the amount of unappropriated surplus expected to have accrued at the beginning of the fiscal year and an amount not greater than the total receipts anticipated, less refunds, as estimated. The State Constitution provides for supplementary appropriations in accordance with its provisions as well.

          Georgia may incur public debt to fund a temporary deficit due to a delay in collecting the taxes of that fiscal year. Such debt may not exceed, in the aggregate, 5% of the total revenue receipts, less refunds, in the fiscal year immediately preceding the year in which such debt is incurred. The debt incurred is to be repaid on or before the last day of the fiscal year in which it is incurred out of taxes levied for that fiscal year. No such debt may be incurred in any fiscal year under this provision if there is then outstanding unpaid debt from any previous fiscal year which was incurred to supply a temporary deficit. No such debt has been incurred under this provision since its inception.

          The State Constitution also provides that the State may incur debt for three types of public purposes: (i) debt to "repel invasion, suppress insurrection, and defend the State in time of war;" (ii) general obligation debt and (iii) guaranteed revenue debt. General obligation debt may be incurred to acquire, construct, develop, extend, enlarge or improve land, waters, properties, highways, buildings, structures, equipment or facilities of the State, its agencies, departments, institutions and certain State authorities, to provide educational facilities for county and independent school systems, to provide public library facilities for county and independent school systems, counties, municipalities, and boards of trustees of public libraries or boards of trustees of public library systems, and to make loans to counties, municipal corporations, political subdivisions, local authorities and other local government entities for water and sewage facilities or systems. Guaranteed revenue debt may be incurred by guaranteeing the payment of certain revenue obligations issued by an instrumentality of the State as set forth in its Constitution.

          Georgia may not incur debt at any time when the highest aggregate annual debt service requirements for the then current year or any subsequent year for outstanding general obligation debt and guaranteed revenue debt, including the proposed debt, and the highest aggregate annual payments for the then current year or any subsequent fiscal year of the State under certain contracts then in force, exceed 10% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which any such debt is to be incurred. No general obligation debt may be incurred at any time when the term of the debt is in excess of 25 years.

          The State Constitution also provides that Georgia counties, municipalities, and other political subdivisions may not incur debt (including debt incurred on behalf of any special district) in excess of 10% of the assessed value of all taxable property within such county, municipality, or political subdivisions. However, a separate provision of the State Constitution permits certain long-term, intergovernmental contracts for services and facilities. The Georgia Supreme Court has held that certain categories of intergovernmental contracts give rise to payment obligations which are not "debts" subject to the 10% debt limitation. It is possible that the intergovernmental contracts clause could be used by local governments to justify entering into transactions which increase their financial obligations, and such transactions could result in increasing the credit risk associated with debt obligations issued by such governmental units.

          REVENUES AND EXPENDITURES. Georgia's major revenue sources are its sales tax and its income tax. The State also receives revenues from its motor fuels tax, from miscellaneous fees and sales, from other taxes (such as alcohol taxes, the inheritance tax, and license taxes), and from the State Lottery. Unaudited information from the Georgia Revenue Department indicates that revenues from these sources increased 4.81% in Fiscal 1998 from Fiscal 1997, and that these revenue sources generated the following percentages of total Georgia State revenue in Fiscal 1998:

                  Sales Tax                                    30.9%
                  Income Tax                                   49.0%
                  Motor Fuels Tax                               4.4%
                  Lottery                                      4.5%
                  Misc. Fees & Sales                            5.2%
                  OTHER TAXES                                   6.0%
                  -----------                                 ------
                  TOTAL                                       100.0%

          State expenditures are classified by the major policy category for budgetary purposes. In the Fiscal 1999 operating budget, Georgia expenditures for education, human services, public safety, and transportation amounted to 56.4%, 22.8%, 8.4%, and 4.5%, respectively, of total budgeted expenditures. Debt service for issued obligations accounts for 3.3% of total budgeted expenditures for Fiscal 1999.

          The aggregate general obligation debt and guaranteed revenue debt authorized by the State General Assembly as of June 30, 1999 was $9.4 billion and $200.0 million, respectively. The aggregate amount of general obligation debt and guaranteed revenue debt actually outstanding, as of October 31, 1998, was $5.1 billion. Of this outstanding debt, 26.5% is due and payable on or before October 31, 2003 and 59.3% is due and payable on or before October 31, 2008.

          SIGNIFICANT CONTINGENT LIABILITIES. The State from time to time is named as a party in certain lawsuits, which may or may not have a material adverse impact on the financial position of the State if decided in a manner adverse to the State's interests. Certain of such lawsuits which could have a significant impact on the State's financial position are summarized below.

          ABBOTT LABORATORIES V. GEORGIA DEPARTMENT OF ADMINISTRATIVE SERVICES, ET AL., Fulton Superior Court Civil Action No. E-65451. The plaintiff is seeking unspecified damages against the Department of Administrative Services ("DOAS") and the Department of Human Resources under breach of contract and promissory estoppel theories. The case arises out of DOAS' issuance of a notice of award to Abbott Laboratories, Ross Products Division in connection with the WIC Infant Formula Rebate Program. The Director of State Purchasing subsequently ordered cancellation of the notice of award and rebid because of conflicting information that created a contradiction in the bidding specifications. The damages sought are unspecified and speculative. Discovery is ongoing in this matter. The State intends to file a motion for summary judgment at the close of discovery.

          AGE INTERNATIONAL, INC. V. STATE (two cases), Fulton Superior Court Civil Action No. E-3793 and Fulton Superior Court Civil Action No. E-25073. Two suits for refund have been filed in state court against the State of Georgia by out-of-state producers of alcoholic beverages. The first suit for refund seeks $96.0 million in refunds of alcohol taxes, plus interest, imposed under Georgia's post-BACCHUS (BACCHUS IMPORTS, LTD. V. HERBERT H. DIAS, DIRECTOR OF TAXATION OF THE STATE OF HAWAII, 468 U.S. 263, 82 L.Ed.2d 200 (1984)) statute, O.C.G.A. ss. 3-4-60, I.E., as amended in 1985. These claims constitute 99% of all such taxes paid during the three years preceding these claims. In addition, the claimants have filed a second suit for claims for refund of such type within the apparently applicable statute of limitations for the years in question, I.E., 1989 through January, 1993. The trial court has granted the State's motion for summary judgment, and 12 of the 23 claimants have appealed to the Georgia Supreme Court. The total principal amount of the claims for refund by the 12 Plaintiffs who did appeal now appears to be approximately $42.0 million. The total principal dollar amount of the claims for refund by the 11 Plaintiffs who did not appeal, which claims appear to be conclusively resolved in favor of the State by virtue of the trial court's judgment, now appears to be approximately $54.0 million.

          COBB COUNTY, ET AL. V. GEORGIA, ET AL., Fulton Superior Court Civil Action No. E-67414 (filed March 5, 1998) and DEKALB COUNTY, ET AL. V. GEORGIA, ET AL., Fulton Superior Court Civil Action No. E-67520 (filed March 13, 1998). In related cases, each County and certain of its officials has sued the State of Georgia, the Department of Revenue, Zell Miller (in his capacity as Governor),
T. Jerry Jackson (in his personal capacity and in his official capacity as Revenue Commissioner), Claude L. Vickers (in his personal capacity and in his official capacity as State Auditor), and the Department of Audits in connection with the State's collection and distribution of special local option sales taxes to the counties. In COBB, the County sought an accounting, a writ of mandamus, injunctive relief and additional relief based upon theories of unjust enrichment and bailment. Cobb's claims related to the State's administration of state and local option sales taxes from April 1, 1995 to the present. Cobb sought $19.0 million in relief. In DEKALB, the County asserts similar grounds for relief with the addition of a claim for declaratory relief. DeKalb's claims relate to the State's administration of state and local option sales taxes from July 1, 1997 to the present. DeKalb seeks unspecified monetary relief but estimates a shortfall in distributions from the State of $15.0 million. The State filed motions to dismiss in both cases and additionally, in COBB, filed a counterclaim against the County for $10.4 million. The trial court has granted the State's motions to dismiss in both actions. DeKalb County has appealed this ruling, claiming that certain of its claims were meritorious and seeking to litigate those claims. The State believes that the period for Cobb County to appeal has lapsed, although a motion by Cobb County remains pending in the trial court. The State intends to contest all claims against it vigorously. The State believes that the substance of Plaintiff's claims in both cases is unsubstantiated. This appeal has been fully briefed and argued, and a decision is awaited from the Supreme Court of Georgia.

          GEORGE JACKSON, ET AL. V. GEORGIA LOTTERY CORPORATION, Fulton Superior Court Civil Action No. E-50303, filed August 26, 1996. Plaintiffs sought a court order declaring that two games sponsored by the Georgia Lottery Corporation, "Quick Cash" and "Cash Three," are unconstitutional and enjoining the lottery from further offering of these games. Plaintiffs also sought the return of all monies played on these games during a specified period, approximately $1,703,462,781. On an interlocutory appeal, the Georgia Court of Appeals ruled that the Lottery Corporation does not have sovereign immunity but ruled for the Corporation on the merits. The Plaintiffs petitioned for a writ of certiorari to the Supreme Court of Georgia, and the Supreme Court denied the petition. The remittitur of the Court of Appeals has been returned to the trial court.

          GEORGIA DEPARTMENT OF ADMINISTRATIVE SERVICES, ET AL. V. ABBENSETT, ET AL., Gwinnett Superior Court Civil Action No. 96A-0395-16. This case arises in the context of a declaratory judgment action brought by the State of Georgia and counterclaims filed by the defendants. A young professional woman and mother was killed in an automobile accident when her car collided with another vehicle. The other vehicle was a state-owned vehicle driven by an employee of a for-profit corporation, which had contracted with Fulton County, Georgia, to provide a transportation service. Fulton County had a contract with the Atlanta Regional Commission concerning the transportation service program, and the Atlanta Regional Commission, in turn, had a contract with the Georgia Department of Human Resources. In June, 1996, the Georgia Department of Human Resources and the Georgia Department of Administrative Services brought declaratory judgment actions against the decedent's estate and others to assert the absence of any duty to insure the second driver. In August, 1996, the estate and other parties filed counterclaims for wrongful death. The State's self-insurance program and the State's vehicle insurer have settled with the decedent's estate in a total amount of $675,000; the State's share was $175,000. The State has reached a settlement of all remaining claims for a total of less than $200,000.

          W.J. LUKE, AN INDIVIDUAL, V. GEORGIA DEPARTMENT OF NATURAL RESOURCES, ET AL., Fulton Superior Court Civil Action No. E-62384. This civil action was filed in October, 1997, on behalf of W.J. Luke and all other contributors to the Georgia Underground Storage Tank Trust Fund, established under the Georgia Underground Storage Tank Act, O.C.G.A. ss. 12-13-1, ET SEQ., for refund of all monies collected under that Act, interest, and attorney's fees. From the time of its inception in 1988 to the present, the Fund has collected approximately $82.0 million. The State believes that it has substantial defenses to assert and intends to defend the case vigorously. The State was granted a motion to dismiss the action, on the grounds that no justiciable controversy exists, and the Plaintiff has filed an appeal with the Georgia Supreme Court. The State filed a motion to transfer the case to the Georgia Court of Appeals, which was denied. The Supreme Court has heard oral arguments and a decision by the Court is pending.

          YEAR 2000 COMPLIANCE. Like other large organizations, the State and its agencies are subject to the costs and risks associated with what has come to be known as "Year 2000" compliance, which arises because many computer programs accept only two-digit entries in date code fields used for, among other things, calculation and report generation features. Wherever the State and its agencies use information systems, the resulting inability of such computer programs to distinguish between the years 1900 and 2000 presents a number of risks. Such risks include, for example, disruption of the collection of revenues, disruption of the distribution of State funds with respect to transfer payments, taxes, State payroll, and transfers to local government, and disruption of other information processing with respect to preparation of tax assessment notices and calculation of prisoner release dates, as well as the inefficiencies and delays caused by system-generated errors and potential litigation as a result of any of such disruptions or delays. In addition, the State's receipt of revenues from its various revenue sources, both in the public and private sectors, could be adversely affected by Year 2000 compliance problems experienced by such revenue sources.

          Accordingly, the State has instituted a series of planning and assessment activities aimed at Year 2000 compliance, which utilize the services of an independent consultant. The State, with the assistance of the independent consultant, has produced a status assessment and developed estimated costs of implementing remediation and replacement strategies to reduce and eliminate Year 2000 risks for the participating agencies. The State's approach of funding Year 2000 compliance has been to include such costs with those related to the State's ongoing goal of modernization and standardization of existing information systems. The State's 1998 Supplemental Budget authorized the expenditure of approximately $152,000,000 to address Year 2000 compliance, all of which has already been allocated to State agencies for their Year 2000 compliance efforts. The Department of Revenue has already received approximately $51,000,000 of such funds. The State is in the process of estimating additional funding requirements (including for nonparticipating State agencies submitting their independently produced Year 2000 compliance and system modernization funding requirements); however, actual costs may vary from the estimates and may be significantly higher. Presently, the State and its agencies are continuing these remediation and testing efforts in order that all information systems used by the State will function properly before, during and after the Year 2000, subject, however, to the General Assembly of the State appropriating the requested funds and the continued ability of the State to employ and retain sufficient information technology professionals to plan and implement remediation and replacement strategies. The Governor of the State has directed that all agencies of the State will have fixed, replaced and performed testing on all mission critical systems by March 31, 1999. In the event that an agency projects that it may not meet the March 31, 1999 deadline with respect to its mission critical systems, the Governor has directed that alternate business processes be defined by October 1, 1999 with full contingency plans in place by December 1, 1999. No assurance can be given at this time, however, that these efforts will be successful prior to the Year 2000.

          As discussed above, the State has taken and is continuing to take action to assess, plan and implement remediation and replacement strategies to reduce and eliminate Year 2000 risk. All of the potential risks and costs associated with the failure to remediate, however, cannot be accurately identified and quantified at this time. In particular, the adverse impact of the Year 2000 compliance problems on the revenues normally available to the State, both from private and public sectors, cannot be accurately quantified. No assurance can be given that the General Assembly will appropriate adequate funds to assure compliance, that other possible implementation delays or problems that may arise can be resolved on a timely basis, or that the State will not be exposed to potential claims resulting from Year 2000 noncompliance.

          The State has established a Year 2000 website at WWW.YEAR2000.STATE.GA.US/ which provides information with respect to the State's Year 2000 compliance efforts. No representation is made, however, that the information in such website is accurate or includes all material information with respect to the State's Year 2000 compliance efforts. Furthermore, the State is under no obligation to update the website or to continue to make the website available.

MARYLAND SERIES

          Some of the significant financial and other considerations relating to the investments of the Maryland Series are summarized below. This information is derived principally from official statements released on or before February 24, 1999, relating to issues of State of Maryland general obligations and does not purport to be a complete description.

          The State of Maryland has a population of approximately 5.1 million, with employment based largely in services, trade, and government. Those sectors, along with finance, insurance, and real estate, were the largest contributors to the gross state product, according to the most recent Census. Population is concentrated around the Baltimore and Washington, D.C. PMSAs, and proximity to Washington D.C. influences the above average percentage of employees in government. Manufacturing, on the other hand, is a much smaller proportion of employment than for the nation as a whole. Annual unemployment rates have been below those of the national average for each of the last 20 years except 1979 and 1997. The unemployment figure for 1998 was 4.5% compared to a national rate for the same period of 4.5%. Total employment increased by 8.3% between 1991 and 1998. The State's personal income per capita was the fifth highest in the nation in 1997, according to the U.S. Department of Commerce, Bureau of Economic Analysis, at 113.3% of the national average.

          The State's total expenditures for the fiscal years ending June 30, 1996, June 30, 1997 and June 30, 1998 were $12,824 billion, $13,386 billion and
$13,566 billion, respectively. The State Constitution mandates a balanced budget. The State enacts its budget annually. Revenues are derived largely from certain broad-based taxes, including state-wide income, sales, motor vehicle, and property taxes. Non-tax revenues are largely from the federal government for transportation, health care, welfare and other social programs. General fund revenues on a budgetary basis realized in the State's fiscal year ended June 30, 1998, exceeded estimates by about $105.1 million, or 1.3%. The State ended fiscal 1998 with a $419.8 million general fund balance on a budgetary basis of which $302.7 million was designated to fund fiscal year 1999 operations; this balance reflects a $391.9 million increase compared to the balance projected at the time the 1998 budget was enacted. In addition, there was a balance in the Revenue Stabilization Account of $617.9 million. On a GAAP basis, the fiscal 1998 unreserved general fund balance was $230.2 million, compared with $49.2 million at the end of fiscal year 1997. The total GAAP fund balance for fiscal year 1998 was $1,595.2 million compared with a total fund balance of $1,059.1 million for fiscal year 1997.

          Estimates for Fiscal 1999 project a total budget of $16.9 billion, a $1.4 billion increase over Fiscal 1998. The general fund accounts for approximately $8.5 billion, of which the largest expenditures are for health and education, which together represent nearly two-thirds of total general fund expenditures. General fund expenditures exclude transportation, which is funded with special fund revenues from the Transportation Trust Fund.

          Reserve funds consist of the Revenue Stabilization Fund and other reserve accounts, which together totaled $699.0 million at the end of Fiscal 1998. The Revenue Stabilization Fund was established to retain State revenues for future needs and to reduce the need for future tax increases. Current estimates for the close of Fiscal 1999 project a total reserve balance of $730.0 million, of which $646.0 million is projected to be in the Revenue Stabilization Fund. The projected balance in the Revenue Stabilization Fund represents 7.8% of estimated General Fund Revenues.

          The public indebtedness of the State of Maryland, and its instrumentalities, is divided into three basic types. The State issues general obligation bonds, to the payment of which the State ad valorem property tax is exclusively pledged, for capital improvements and for various State-sponsored projects. In addition, the Maryland Department of Transportation issues for transportation purposes its limited, special obligation bonds payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. Certain authorities issue obligations payable solely from specific non-tax, enterprise fund revenues and for which the State has no liability and has given no moral obligation assurance. The State and certain of its agencies also have entered into a variety of lease purchase agreements to finance the acquisition of capital assets. These lease agreements specify that payments thereunder are subject to annual appropriation by the General Assembly.

          Since the end of the Civil War, the State has paid the principal of and interest on its general obligation bonds when due. There is no general debt limit imposed by the State Constitution or public general laws. Although the State has the authority to make short-term borrowings in anticipation of taxes and other receipts up to a maximum of $100 million, the State in the past 20 years has not issued short-term tax anticipation notes or made any other similar short-term borrowings for cash flow purposes. The State has not issued bond anticipation notes except in connection with a State program to ameliorate the impact of the failure of certain State-chartered savings and loans in 1985; all such notes were redeemed without the issuance of debt.

          According to recent available ratings, general obligation bonds of the State of Maryland are rated "Aaa" by Moody's and "AAA" by S&P, as are those of the largest county of the State, i.e., Montgomery County in the suburbs of Washington, D.C. General obligation bonds of Baltimore County, a separate political entity surrounding Baltimore City and the third largest county in the State, are also rated "Aaa" by Moody's and "AAA" by S&P. The general obligation bonds of those other counties of the State with populations in excess of 100,000 that are rated by Moody's carry an "A" rating or better. Baltimore City's general obligation bonds are rated "Al" by Moody's. The Washington Suburban Sanitary District, a bi-county agency providing water and sewage services in Montgomery and Prince George's Counties, issues general obligation bonds rated "Aal" by Moody's and "AA" by S&P.

          There can, of course, be no assurance that the ratings and other factors mentioned above will remain unchanged or that particular bond issues may not be adversely affected by changes in state or local economic or political conditions. Because the Maryland Fund favors investing in revenue bonds, its performance may be affected by economic developments and local legislation and policy changes impacting a specific facility or type of facility not described above.

MASSACHUSETTS SERIES

          The economy of The Commonwealth of Massachusetts is experiencing recovery following a slowdown that began in mid-1988. Massachusetts had benefited from an annual job growth rate of approximately 2% since the early 1980's, but by 1989 employment started to decline. Between 1988 and 1992, total employment in Massachusetts declined 10.7%. With the economic recovery that began in 1993, however, employment levels have increased. Since 1994, total employment levels have increased at yearly rates greater than or equal to 2.0%. In 1995, 1996 and 1997, total employment increased by 2.5%, 2.0% and 2.7%, respectively. Employment levels increased in all sectors, including manufacturing. Between 1990 and 1992, the Commonwealth's unemployment rate was considerably higher than the national average. However, unemployment rates in Massachusetts since 1993 have declined faster than the national average (4.0% compared to 4.9% in 1997) and the employment population ratio in Massachusetts in 1996 and 1997 was slightly above the national average (66.4% compared to 63.2% for 1996 and 66.2% compared with 63.8% for 1997).

          Massachusetts ended each of the fiscal years 1994 to 1998 with a positive closing fund balance in its budgeted operating funds, and expects to do so again at the close of Fiscal 1999.

          In recent years, health related costs have risen dramatically in Massachusetts and across the nation and the increase in the State's Medicaid and group health insurance costs reflects this trend. In Fiscal 1993, Medicaid was the largest item in Massachusetts' budget and has been one of the fastest growing budget items. However, the rate of increase has abated in recent years, due to a number of savings and cost-cutting initiatives, such as managed care and utilization review. During Fiscal years 1994, 1995, 1996, 1997 and 1998, Medicaid expenditures were $3.313 billion, $3.398 billion, $3.416 billion, $3.456 billion, and $3.666 billion, respectively. The average annual growth rate from Fiscal 1994 to Fiscal 1998 was 2.1%. It is estimated that in Fiscal 1999, Medicaid expenditures will be $3.892.7 billion, an increase of 6.2% from Fiscal 1998.

          Massachusetts' pension costs have risen as the State has appropriated funds to address in part the unfunded liabilities that had accumulated over several decades. Total pension costs increased at an average rate of 3.54% from $908.9 million in fiscal 1994 to $1.07 billion in Fiscal 1998. The pension costs in 1999 are estimated to be $990.8 billion.

          Payments for debt service on Massachusetts general obligation bonds and notes have risen at an average annual rate of 1.11% from $1.15 billion in Fiscal 1994 to $1.21 billion in Fiscal 1998. State law generally imposes a 10% limit on the total appropriations in any fiscal year that may be expended for payment of interest and principal on general obligation debt. As of April 1, 1999 the State had approximately $15.5 billion of long-term general obligation debt outstanding and short-term direct obligations of the Commonwealth totaled $464.2 million.

          Certain independent authorities and agencies within the State are statutorily authorized to use debt for which Massachusetts is directly, in whole or in part, or indirectly liable. The State's liabilities are either in the form of (i) a direct guaranty, (ii) State support through contract assistance payments for debt service, or (iii) indirect obligations. The State is indirectly liable for the debt of certain authorities through a moral obligation to maintain the funding of reserve funds which are pledged as security for the authorities' debt.

          In November 1980, voters in the Commonwealth approved a State-wide tax limitation initiative petition, commonly known as Proposition 22, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain government entities, including county governments. The law is not a constitutional provision and accordingly is subject to amendment or repeal by the legislature. Proposition 22 limits the property taxes which a Massachusetts city or town may assess in any fiscal year to the lesser of (i) 2.5% of the full and fair cash value of real estate and personal property therein and (ii) 2.5% over the previous year's levy limit plus any growth in the tax base from certain new construction and parcel subdivisions. In addition, Proposition 22 limits any increase in the charges and fees assessed by certain governmental entities, including county governments, on cities and towns to the sum of (i) 2.5% of the total charges and fees imposed in the preceding fiscal year, and (ii) any increase in charges for services customarily provided locally or services obtained by the city or town at its option. The law contains certain override provisions which require voter approval at a general or special election. Proposition 22 also limits any annual increase in the total assessments on cities and towns by any county, district, authority, the Commonwealth, or any other governmental entity except regional school districts and regional water and sewer districts whose budgets are approved by two-thirds of their member cities and towns. During the 1980's, Massachusetts increased payments to the cities, towns and regional school districts ("Local Aid") to mitigate the impact of Proposition 22 on local programs and services. In Fiscal 1999, approximately 21.2% of Massachusetts' budgeted expenditures were allocated to Local Aid.

          Many factors affect the financial condition of the Commonwealth and its cities, towns and public bodies, such as social, environmental, and economic conditions, many of which are not within the control of such entities. As is the case with most urban States, the continuation of many of Massachusetts' programs, particularly its human services programs, is in significant part dependent upon continuing federal reimbursements which have been steadily declining. The loss of grants to Massachusetts and its cities and towns could further slow economic development. To the extent that such factors may exist, they could have an adverse effect on economic conditions in Massachusetts, although what effects, if any, such factors would have on Massachusetts' Municipal Obligations cannot be predicted.

MICHIGAN SERIES

          GENERAL. Recently, the State's economy has been undergoing certain basic changes in its underlying structure. These changes reflect a diversifying economy which is less reliant on the automobile industry. As a result, the State anticipates that its economy in the future will be less susceptible to cyclical swings and more resilient when national downturns occur. In 1998, approximately 78% of wage and salary employment was in the State's non-manufacturing sectors. In 1998, total employment was 4.835 million with manufacturing wage and salary employment totaling 965,700. Manufacturing employment remains below the peak employment level of 1,179,600 attained in 1978. Employment in the durable goods manufacturing industries was 724,900 and non-durable goods manufacturing employment was 240,800 in the State in 1998. The motor vehicle industry, which is still an important component in the State's economy, employed 273,700 in 1998. The State's average unemployment rate for calendar year 1996 was 4.9%, for 1997 was 4.2% and for 1998 was 3.9%.

          The State's general obligation bonds are rated "Aa1" by Moody's, "AA+" by S&P and "AA+" by Fitch. In January, 1998, the State received an upgrade from S&P from its prior rating of "AA." In March, 1998, the State received an upgrade from Moody's from its prior rating of "Aa2." In April 1998, the State received an upgrade from Fitch from its prior rating of "AA." Because most of the State Municipal Obligations are revenue or general obligations of local government or authorities, rather than general obligations of the State of Michigan itself, ratings on such State Municipal Obligations may be different from those given to the State of Michigan.

          STATE CONSTITUTIONAL PROVISIONS AFFECTING REVENUES AND EXPENDITURES. The State Constitution provides that proposed expenditures and revenues of any operating fund must be in balance and that any prior year's surplus or deficit must be included in the succeeding year's budget for that fund.

          In 1978, the State Constitution was amended to limit the amount of total State revenues raised from taxes and certain other sources. State revenues (excluding Federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a fixed percentage of State personal income in the prior calendar year or average of the prior three calendar years, whichever is greater. The percentage is fixed by the amendment to equal the ratio of the 1978-79 fiscal year revenues to total calendar 1977 State personal income.

          If, in any fiscal year, revenues exceed the revenue limitation by 1% or more, the entire amount of such excess shall be rebated in the following fiscal year's personal income tax or single business tax. Any excess of less than 1% may be transferred to the State's Budget Stabilization Fund. The State may raise taxes in excess of the limit for emergencies when deemed necessary by the Governor and two-thirds of the members of each house of the Legislature.

          The State Constitution provides that the proportion of State spending paid to all units of local government to total State spending may not be reduced below the proportion in effect in the 1978-79 fiscal year. If such spending does not meet the required level in a given year, an additional appropriation for local governmental units is required by the following fiscal year. Spending for local units met this requirement for fiscal years 1990-91 through 1995-96.

          The State has settled litigation with Oakland County, Michigan in which Oakland County had alleged that the classification of State expenditures for certain mental health programs as spending for local units was improper. As part of the settlement, the State agreed to reclassify these expenditures, beginning in fiscal year 1992-93. As a result, the State determined that in fiscal year 1992-93 the proportion of State spending from State sources paid to local units of government was approximately $97.0 million less than constitutionally required and an amount at least this large was appropriated to the State's local government payment fund in the fiscal year 1996-97.

          The State Constitution also requires the State to finance any new or expanded activity of local governments mandated by State law. Any expenditures required by this provision would be counted as State spending for local units of government for the purpose of determining compliance with the provision cited above.

          ECONOMIC AND FISCAL CONDITION. Legislation requires that the administration prepare two economic forecasts each year. These are presented to a Consensus Revenue Estimating Conference in January and May of each year. The May 1999 forecast is summarized below.

          The State's economic forecast for calendar years 1999 and 2000 projects healthy growth. Real GDP is projected to grow 3.9% in 1999 and 2.4% in 2000, on a calendar year basis. Car and light truck sales are expected to total
15.8 million units in 1999 and 15.5 million units in 2000.

          The forecast assumes moderate inflation, accompanied by steady interest rates. The U.S. Consumer Price Index is projected to increase by 2.0% in 1999 and 2.3% in 2000. Ninety-day T-Bill rates are expected to average 4.5% for both 1999 and 2000. The United States' unemployment rate is projected to average 4.3% for 1999 and 4.5% for 2000.

          The State's forecast for the Michigan economy reflects the above national outlook. Total wage and salary employment is projected to grow 1.6% in 1999 and 1.5% in 2000. This growth reflects the ongoing diversification of the Michigan economy. The unemployment rate is projected to average 3.9% in 1999 and 4.0% in 2000, continuing the recent trend of Michigan's unemployment rate being below the national average for seven consecutive years compared to the 27-year history of having higher unemployment than the nation.

          The Governor's Executive Budget for fiscal year 1999-2000 was submitted to the Legislature on February 11, 1999. The fiscal year 1999-2000 general fund, general purpose Executive Budget recommendation totaled $9.072 billion.

          PROPERTY TAX REFORM PROPOSALS. On August 19, 1993, the Governor signed into law Act 145, Public Acts of Michigan, 1993 ("Act 145"), a measure which would have significantly impacted financing of primary and secondary school operations and which has resulted in additional property tax and school finance reform legislation. Act 145 would have exempted all property in the State of Michigan from mileage levied for local and intermediate school districts operating purposes, other than mileage levied for community colleges, effective July 1, 1994. In order to replace local property tax revenues lost as a result of Act 145, the Michigan Legislature, in December 1993, enacted several statutes which address property tax and school finance reform.

          The property tax and school finance reform measures included a ballot proposal which was approved by the voters on March 15, 1994. Effective May 1, 1994, the State sales and use tax was increased from 4% to 6%, the State income tax was decreased from 4.6% to 4.4%, the cigarette tax was increased from $.25 to $.75 per pack and an additional tax of 16% of the wholesale price was imposed on certain other tobacco products. A 0.75% real estate transfer tax became effective January 1, 1995. Beginning in 1994, a State-wide property tax of 6 mills will be imposed on all real and personal property currently subject to the general property tax. The ability of school districts to levy property taxes for school operating purposes has been partially restored. A school board will, with voter approval, be able to levy up to the lesser of 18 mills or the number of mills levied in 1993 for school operating purposes, on non-homestead property and non-qualified agricultural property. The adopted ballot proposal contains additional provisions regarding the ability of local school districts to levy taxes as well as a limit on assessment increases for each parcel of property, beginning in 1995 to the lesser of 5% or the rate of inflation. When property is subsequently sold, its assessed value will revert to the current assessment level of 50% of true cash value. Under the adopted ballot proposal, much of the additional revenue generated by the new taxes will be dedicated to the State School Aid Fund.

          The adopted ballot proposal contains a system of financing local school operating costs relying upon a foundation allowance amount which may vary by district based upon historical spending levels. State funding will provide each school district an amount equal to the difference between their foundation allowance and the revenues generated by their local property tax levy. Local school districts will also be entitled to levy supplemental property taxes to generate additional revenue if their foundation allowance is less than their historical per pupil expenditures. The adopted proposal also contains provisions which allow for the levy of a limited number of enhancement mills on regional and local school district bases.

          The adopted ballot proposal shifts significant portions of the cost of local school operations from local school districts to the State and raises additional State revenues to fund these additional State expenditures. These additional revenues will be included within the State's constitutional revenue limitations and may impact the State's ability to raise additional revenues in the future.

          BUDGET STABILIZATION FUND. In 1977, the Budget Stabilization Fund was established to accumulate balances during years of significant economic growth which may be utilized in years when the State's economy experiences cyclical downturns or unforeseen fiscal emergencies. Calculated on an accrual basis, the unreserved ending accrued balance of the Budget Stabilization Fund on September 30, 1995 was $987.9 million, on September 30, 1996 was $614.5 million (net of a $529.1 million reserve for future education funding), on September 30, 1997 was $579.8 million (net of a $572.6 million reserve for future education funding) and on September 30, 1998 was $1.001 billion.

         STATE AND STATE-RELATED INDEBTEDNESS. The State Constitution limits State general obligation debt to (i) short-term debt for State operating purposes, (ii) short- and long-term debt for the purpose of making loans to school districts and (iii) voter-approved long-term debt.

          Short-term debt for operating purposes is limited to an amount not in excess of 15% of undedicated revenues received during the preceding fiscal year and must be issued only to meet obligations incurred pursuant to appropriation and repaid during the fiscal year in which incurred. Such debt does not require voter approval.

          Debt incurred by the State for the purpose of making loans to school districts may be issued in whatever amount required without voter approval. All other general obligation bonds issued by the State must be approved as to amount, purpose and method of repayment by a two-thirds vote of each house of the Legislature and by a majority vote of the public at a general election. There is no limitation as to number or size of such general obligation issues.

          There are also various State authorities and special purpose agencies created by the State which issue bonds secured by specific revenues. Such debt is not a general obligation of the State.

          The State has issued outstanding general obligation full faith and credit bonds and notes for Water Resources, Environmental Protection, Recreation Program, and School Loan purposes. As of September 30, 1998, the outstanding principal amount of all State general obligation bonds was approximately $874.0 million. On November 13, 1997, the State issued $900.0 million in short-term general obligation notes in order to meet cash flow requirements. These notes matured and were fully paid on September 30, 1998. On April 28, 1998, the State issued $160,000,000 in general obligation school loan bonds for school purposes. On June 3, 1998, the State issued $90,000,000 in general obligation environmental protection program bonds. In addition, the Governor proposed and the Legislature approved the issuance of approximately $675.0 million in general obligation indebtedness for environmental and other purposes. Issuance of such indebtedness was also approved by a majority of Michigan voters at the November 1998 elections.

          As of September 30, 1998, approximately $7.9 billion in principal amount of "qualified" bonds of local school districts was outstanding. In the past 30 years, the State has been required only once to advance monies from the State School Bond Loan Fund to make a debt service payment on behalf of a school district, other than for routine loans. In that case the tax collections available to the school district for payment of debt service were escrowed on the due date because of litigation. After the litigation was completed, the escrowed funds were repaid in full to the State School Bond Loan Fund.

          YEAR 2000 COMPLIANCE. On October 1, 1997, the State of Michigan created the Year 2000 Project office to provide guidance, coordinate oversight for applications software, manage Year 2000 funds, provide monitoring support, quality assurance and other matters. The State's goal is to have all critical applications operable by December 31, 1998 and all other applications operable by September 30, 1999. The State is currently on schedule to meet its objectives for Year 2000 compliance. The State currently believes that it will continue to meet the objectives and time frames set forth for the Year 2000 Project. There can, however, be no assurance that such completion will be done in a timely manner.

MINNESOTA SERIES

          STATE GOVERNMENT. The State of Minnesota was formally organized as a territory in 1849 and was admitted to the Union in 1858 as the 32nd state. Bordered by Canada on the north, Lake Superior and Wisconsin on the east, Iowa on the south, and North and South Dakota on the west, it is the 12th largest and 20th most populous state in the Union.

          The Minnesota Constitution organizes State government into three branches: Executive, Legislative and Judicial. The Legislative Branch is composed of a Senate and a House of Representatives. Fiscal administration is performed by the Department of Finance under the control and supervision of the Commissioner of Finance.

          STATE AND STATE-RELATED INDEBTEDNESS. The Minnesota Constitution authorizes public debt to be incurred for the acquisition and betterment of public land, buildings and other improvements of a capital nature or for appropriations or loans to Minnesota State agencies or political subdivisions for this purpose, as the Legislature by the three-fifths vote of each House may direct, and to finance the development of agricultural resources of the State by extending credit on real estate security, as the Legislature may direct. All such debt is evidenced by the issuance of State of Minnesota bonds maturing within 20 years of their date of issue, for which the full faith and credit and taxing powers of the State are irrevocably pledged. There is no limitation as to the amount or interest rate of such general obligation issues.

          As of November 1, 1998, the outstanding principal amount of all Minnesota general obligation bonds was approximately $2.4 billion. The total amount of general obligation bonds authorized but unissued as of November 1, 1998, was approximately $740.0 million.

          The Minnesota Constitution limits Minnesota general obligation debt to
(i) short-term debt for Minnesota operating purposes, (ii) short-term debt for purposes of making loans to school districts and (iii) voter-approved long-term debt.

          Short-term debt for operating purposes is limited to an amount not in excess of 15% of undedicated revenues received during the preceding fiscal year and must be issued only to meet obligations incurred pursuant to appropriation and repaid during the fiscal year in which incurred. The April 1998, end of session cash flow analysis for Minnesota's Statutory General Fund indicates that Minnesota will have a positive cash flow balance during the Current Biennium which began on July 1, 1999 and ends June 30, 2001. Minnesota has no short-term debt outstanding and, therefore, Minnesota does not expect to do any short-term borrowing for cash flow purposes during the Current Biennium. Minnesota has not done any short-term borrowing since January, 1985.

          There are also various Minnesota authorities and special purpose agencies created by the state which issue bonds secured by specific revenues. Such debt is not a general obligation of the State of Minnesota.

          CONSTITUTIONAL AND STATUTORY PROVISIONS RELATING TO MINNESOTA AND LOCAL FUNDING. Revenues in Minnesota are generated primarily from individual income taxes, corporate franchise taxes, sales and use taxes, insurance gross earnings taxes, estate taxes, motor vehicle excise taxes, excise taxes on liquor and tobacco, mortgage taxes, deed taxes, legalized gambling taxes, rental motor vehicle taxes, 900 telephone service taxes, taconite and iron ore taxes, and health care provider taxes. In addition to the major taxes described above, other sources of non-dedicated revenue include minor taxes, 60% of Minnesota's lottery net proceeds, unrestricted grants, fees and charges of Minnesota State agencies and departments, and investment income. County, municipal and certain special purpose districts (such as water, flood or mosquito control districts) are authorized to levy property taxes within specified legislative limits. A portion of Minnesota's revenues is allocated from State government to other governmental units within Minnesota such as municipal and county governments, school districts and State agencies through a complex series of appropriations and financial aid formulas. This financial interdependency of the Minnesota State government with other units of government, subject all levels of government, in varying degrees, to fluctuations in Minnesota's overall economy.

          Minnesota's constitutionally prescribed fiscal period is a biennium, and Minnesota operates on a biennial budget basis with revenues created in the period in which they are collected and expenditures debited in the period in which the corresponding liabilities are incurred. The biennium begins on July 1st of the odd numbered year and runs through June 30th of the next odd numbered year.

          Minnesota's ability to appropriate funds is limited by the Minnesota Constitution, which directs that Minnesota government shall not in any biennium appropriate funds in excess of projected tax revenues from all sources. Minnesota is authorized to levy additional taxes to resolve any inadvertent shortfalls.

          Appropriations for each biennium are enacted during the final legislative session of the immediately preceding biennium. A revenue forecast is prepared during the legislative session to provide the legislature with updated information for the appropriations process. During each biennium, regular forecasts of revenues and expenditures are prepared.

          Minnesota's biennial appropriation process relies on revenue forecasting as the basis for establishing aggregate expenditure levels. Risks are inherent in the revenue and expenditure forecasts. Assumptions about U.S. economic activity and federal tax and expenditure policies underlie these forecasts. Any federal law changes that increase federal income taxes or reduce federal spending programs may adversely affect these forecasts. Finally, even if economic and federal tax assumptions are correct, revenue forecasts are still subject to some normal level of error. The correctness of revenue forecasts and the strength of Minnesota's overall economy may restrict future aid or appropriations from Minnesota government to other units of government.

          Prior to the Current Biennium, Minnesota law established a Budget Reserve and Cash Flow Account in the Accounting General Fund, which served two functions. However, in 1995 the Minnesota Legislature departed the Budget Reserve and Cash Flow Account into two separate accounts, the Cash Flow Account and the Budget Reserve Account, each having a different function. The Cash Flow Account was established in the General Accounting Fund for the purpose of providing sufficient cash balances to cover monthly revenue and expenditure imbalances. The use of funds from the Cash Flow Account is governed by statute. The Cash Flow Account balance is set for the Current Biennium at $350.0 million. No provision has been made for increasing the balance of the Cash Flow Account from increases in forecast revenues over forecast expenditures. The Budget Reserve Account was established in the Accounting General Fund for the purpose of reserving funds to cushion the State from an economic downturn. The use of funds from the Budget Reserve Account and the allocation of surplus forecast balances to the Budget Reserve Account are governed by statute. The Budget Reserve Account balance is set for the Current Biennium at $613.0 million. The Budget Reserve Account may increase to $622 million if there is sufficient additional revenue in the November 1998 revenue and expenditure forecast.

          For the fiscal year ended June 30, 1995, net revenues received were $8.984 billion. Total expenditures and net transfers were $8.894 billion for fiscal year 1995. For the fiscal year ended June 30, 1996, total net revenues were $9.617 billion. Total expenditures and net transfers were $9.301 billion. For the fiscal year ended June 30, 1997, total net revenues were $10.538 billion. Total expenditures and net transfers were $10.229 billion.

          As of May 1998 total revenues without taking into account any carry over balance from the previous biennium for the current biennium, which began on July 1, 1997 and ends on June 30, 1999, are estimated to be approximately $10.365 billion for fiscal year 1998 and $10.613 billion for fiscal year 1999. Revenue estimates for the next biennium will be available in the middle part of June 1999.

          In 1992, the Minnesota Legislature established the MinnesotaCare(R) program to provide subsidized health care insurance for long term uninsured Minnesotans; reform individual and small group health insurance regulations; create a health care analysis unit; to collect condition-specific data about health care practices in order to develop practice parameters for health care providers; implement certain cost containment measures into the system; and establish an office of rural health to ensure the health care needs of all Minnesotans are being met. The program is not part of the Accounting General Fund. A separate account, called the Health Care Access Fund, has been established in Minnesota's Special Reserve Fund to account for revenues and expenditures for the MinnesotaCare(R) program. Program expenditures are limited to revenues received in the Health Care Access Fund. Program revenues are derived from dedication of insurance premiums paid by individuals and permanent taxes including a 2% gross revenue tax on hospitals, health care providers, and wholesale drug distributors, a 2% use tax on prescription drugs and a 1% gross premium tax on nonprofit health service plans and HMOs. For Calendar years 1998 and 1999, these permanent taxes have been temporarily lowered to 1.5% and 0%, respectively. The taxes will be returned to previous levels or revised depending on the Fund's positive cash fund balance. The Commissioners of Finance and Revenue will determine the necessary tax levels, to be effective for calendar year 2000, in September, 1999.

          The 1993 Legislature adopted legislation establishing a school district credit enhancement program. The legislation authorizes and directs the Commissioner of Finance, under certain circumstances and subject to the availability of funds, to issue a warrant and authorize the Commissioner of Children, Families and Learning to pay debt service coming due on school district tax and state-aid anticipation certificates of indebtedness and school district general obligation bonds in the event that the school district notifies the Commissioner of Children, Families and Learning that it does not have sufficient money in its debt service fund for that purpose, or the paying agent informs the Commissioner of Children, Families and Learning that it has not received from the school district timely payment of moneys to be used to pay debt service. The legislation appropriates annually from the Accounting General Fund to the Commissioner of Children, Families and Learning the amount needed to pay any warrants which are issued. The amounts paid on behalf of any school district are required to be repaid, with interest, either through a reduction of subsequent state-aid payments or by the levy of an ad valorem tax which may be made with the approval of the Commissioner of Children, Families and Learning. As of October 1, 1998, there were approximately $103.0 million of certificates of indebtedness enrolled in the program, all of which will mature within a thirteen month period. The State has not had to make any debt service payments on behalf of school districts under the program and does not expect to make any payments in the future. The State expects that school districts will issue certificates of indebtedness in 1999 and will enroll these certificates in the program in about the same amount of principal as 1998.

          School districts may issue certificates of indebtedness or capital notes to purchase certain equipment. The certificates or notes may be issued by resolution of the Board, are payable from school district taxes levied within statutory limits and must be payable in not more than five years. As of October 1, 1998, there are approximately $17.0 million principal amount of certificates and notes enrolled in the program.

          School districts are authorized to issue general obligation bonds only when authorized by school district electors or special law, and only after levying a direct, irrevocable ad valorem tax on all taxable property in the school district for the years and in amounts sufficient to produce sums not less than 5% in excess of the principal of an interest on the bonds when due. As of October 1, 1998, the total amount of principal on certificates and capital notes issued for equipment and bonds, plus the interest on these obligations, through the year 2026, is approximately $5.3 billion.

          The amount of revenue generated by Minnesota's tax structure, because of the dependence on the income and sales taxes, is sensitive to the status of the national and local economy. There can be no assurance that the financial problems referred to or similar future problems will not affect the market value or marketability of the Minnesota Municipal Obligations or the ability of the issuers thereof to pay the interest or principal of such obligations.

          Minnesota general obligation bonds are rated "Aaa" by Moody's and "AAA" by S&P and "AAA" by Fitch.

          TOBACCO SETTLEMENT. On May 8, 1998, the State entered into a settlement of a lawsuit, which it had initiated against several tobacco companies. The settlement requires the defendant tobacco companies to pay to the State an amount of $6.1 billion over a period of 25 years. This settlement will produce additional annual calendar year revenue to the State ranging from a low of approximately $204.0 million to a high of approximately $418.0 million. The allocation and use of most of these revenues has not been established. There has been federal congressional discussion about state Medicaid reimbursement out of state tobacco settlements. Federal legislative proposals have been introduced, but to date no federal legislation has been enacted.

          As of October, 1998 the State has received a settlement payment of $240.0 million from the defendant tobacco companies. Subject to challenge, the next payment to the State will be on January 4, 1999 in the amount of $220.8 million.

          SELECTED ECONOMIC AND DEMOGRAPHIC FACTORS. Diversity and a significant natural resource base are two important characteristics of Minnesota's economy. Minnesota's economy is being lifted by strong earnings growth in the service industry, rising housing construction, and job gains which are slowly firming up the labor market.

          When viewed in 1997 at a highly aggregative level of detail, the structure of Minnesota's economy parallels the structure of the U.S. economy as a whole. Minnesota employment in ten major industrial sectors was distributed in approximately the same proportions as national employment. In all sectors, the share of total Minnesota employment was within two percentage points of national employment share.

          Minnesota's employment in the durable goods industries continues to be highly concentrated in industries specializing in the manufacturing of industrial machinery, fabricated metal, electronic equipment and instruments, and miscellaneous categories. This emphasis is partially explained by the location in Minnesota of computer-related equipment manufacturers. Further, manufacturers of food products, wood products, and printed and published materials joined the high technology manufacturing group which has led to significant business expansion in Minnesota in this decade.

          The importance of Minnesota's rich natural resource base for overall employment is apparent in the employment mix in non-durable goods industries. In 1997, approximately 30.3% of Minnesota's non-durable goods employment was concentrated in food and kindred industries, and approximately 16.8% in paper and allied industries. This compares to approximately 22.3% and 8.9%, respectively, for comparable sectors in the national economy.

          Both of these industries rely heavily on renewable resources in Minnesota. Over half of Minnesota's acreage is devoted to agricultural purposes and nearly one-third to forestry. Printing and publishing are also relatively more important in Minnesota than in the U.S.

          Mining is currently a less significant factor in the Minnesota economy than formerly. Mining employment, primarily in the iron ore or taconite industry, dropped from 17.3 per thousand in 1979 to 7.9 per thousand in 1997. It is not expected that mining employment will soon return to 1979 levels. However, Minnesota retains vast quantities of taconite as well as copper, nickel, cobalt, and peat which may be utilized in the future.

          While Minnesota's involvement in the defense industry is limited, as military procurement cuts continue, Minnesota employers may face challenges in maintaining employment and sales. More importantly, Minnesota firms producing electronic components, communication equipment, electrical equipment, chemicals, plastics, computers and software may face additional competition from companies converting from military to civilian production.

          Job expansion and business start-ups improved remarkably in this decade with an average rate for new businesses at 2%, while business dissolutions were on the decline.

          Minnesota resident population grew from 4,085,000 in 1980 to 4,387,000 in 1990 or, at an average annual compound rate of .7%. In comparison, U.S. population grew at an annual compound rate of .917% during this period. Minnesota population is currently forecast by the U.S. Department of Commerce to grow at an annual compound rate of .8% through 2005.

          EMPLOYMENT AND INCOME GROWTH IN MINNESOTA. In the period 1980 to 1990, overall employment growth in Minnesota lagged behind national growth. However, manufacturing has been a strong sector, with Minnesota employment outperforming its U.S. counterpart in both the 1980-1990 and 1990-1995 periods.

          In spite of the strong manufacturing sector, during the 1980 to 1990 period, total employment in Minnesota increased 17.9% as compared to 20.1% nationally. Most of Minnesota's slower growth can be associated with declining agricultural employment and two recessions in the U.S. economy in the early 1980's which were more severe in Minnesota than nationwide. Minnesota non-farm employment growth generally kept pace with the nation in the period after the 1981-82 recession ended in late 1982. In the period 1990 to 1997, non-farm employment growth in Minnesota exceeded national growth. Minnesota's non-farm employment grew 16.7% compared to 12.2% nationwide.

          Since 1980, Minnesota per capita personal income has been within six percentage points of national per capita personal income. The state's per capita income, which is computed by dividing personal income by total resident population, has generally remained above the national average in spite of the early 1980's recessions and some difficult years in agriculture. In 1997, Minnesota per capita personal income was 104.9% of its U.S. counterpart.

          Another measure of the vitality of Minnesota's economy is its unemployment rate. During 1996 and 1997, respectively, Minnesota's monthly unemployment rate was generally less than the national unemployment rate, averaging 3.3% in 1997, as compared to the national average of 4.9%.

NEW JERSEY SERIES

          New Jersey's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. New Jersey's principal manufacturing industries produce chemicals, pharmaceuticals, electrical equipment and instruments, printing machinery, business and health and retail trade, food products, and printing. Other economic activities include services, wholesale and retail trade, insurance, tourism, petroleum refining and truck farming.

          In its seventh year of expansion, New Jersey has benefitted and will continue to benefit from national growth. While the latest national indicators show that economic growth strongly accelerated in the first quarter of 1998, the inflation rate remained low. After a very robust economic growth of 5.5% in the first quarter for 1998, inflation-adjusted gross domestic product slowed to 1.4% in the second quarter. This second quarter pace is slower, but is positive and more sustainable.

          Business investment expenditures and consumer spending have increased substantially in the nation as well as in the State. Capital and consumer spending may continue to rise due to the sustained character of economic growth and the interest-sensitive homebuilding industry may continue to provide stimulus both nationally and in New Jersey. It is expected that the employment and income growth that has and is taking place will lead to further growth in consumer outlays. Reasons for continued optimism in New Jersey include increasing employment levels and higher-than-national level of per capita personal income. Also, several expansions of existing hotel-casinos and plans for several new casinos in Atlantic City will mean additional job creation.

          While growth is likely to be slower than in the nation, the advantages afforded by its geographic location that have served New Jersey well for many years will still be there. Structural changes that have been occurring for years can be expected to continue, with job creation concentrated most heavily in the service industries.

          In July 1991, S&P lowered New Jersey's general obligation bond rating from "AAA" to "AA+." As of June 30, 1997, S&P, Moody's and Fitch rate New Jersey's long-term general obligations "AA+," "Aa1" and "AA+," respectively.

          In 1998, New Jersey's employment growth of 2% drove employment to a level of 3.82 million, more than 116,000 jobs above the 1989 pre-recession high. Personal income grew 5.5%, better than the 5.3% growth in 1997. Real Gross State Product increased 3.5% in 1998, the highest growth in 10 years. Employment growth during 1997-1998 ranged between 1.7 and 2.4%. Construction jobs grew 4.6% in 1998 continuing the 5% growth seen in 1997. Manufacturing jobs declined by 0.45% in 1998. In 1998, aggregate growth in the service sector remained at 3% for the second straight year.

          The revised estimate as shown in the Governor's fiscal year 2000 Budget forecasts Sales and Use Tax collections for fiscal year 1995 as $5.01 billion. The fiscal year 2000 estimate of $5.3 billion, is a 4.8% increase from the fiscal year 1999 estimate.

          The revised estimate as shown in the Governor's fiscal year 1999 Budget forecasts Gross Income Tax collections for fiscal year 1999 of $6.1 billion. The estimate for fiscal year 2000 as shown in the Governor's fiscal year 2000 Budget of $6.5 billion, is a 6.8% increase from the fiscal year 1999 estimate.

          The revised estimate as shown in the Governor's fiscal year 2000 Budget forecasts Corporation Business Tax collections for fiscal year 1999 of $1.5 billion. Included in the Corporation Business Tax forecast is a reduction in the Corporation Business Tax rate from 9.375% to 9.0% of net New Jersey income as well as two policy changes enacted into law in 1995 which (i) effective June 30, 1997, allow corporations with multi-state operations to allocate income to New Jersey using a formula which double weights the sales receipts factor to give a tax preference to corporations that have a higher concentration of payroll and facilities in New Jersey and (ii) provide a 7.5% rather than a 9% tax rate for corporations that have net income up to $100,000. The fiscal year 2000 forecast as shown in the Governor's Fiscal 2000 Budget of $1.6 billion, represents a 5.3% increase from the fiscal year 1999 estimate.

          Should revenues be less than the amount anticipated in the budget for a fiscal year, the Governor may, pursuant to statutory authority, prevent any expenditure under any appropriation. There are additional means by which the Governor may ensure that the State is operated efficiently and does not incur a deficit. No supplemental appropriation may be enacted after adoption of an appropriations act except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet such appropriation. In the past when actual revenues have been less than the amount anticipated in the budget, the Governor has exercised her plenary powers leading to, among other actions, implementation of a hiring freeze for all State departments and the discontinuation of programs for which appropriations were budgeted but not yet spent.

          The State appropriated approximately $17.158 billion and $18.363 billion for Fiscal 1998 and 1999, respectively. Of the $18.363 billion appropriated in fiscal year 1999 from the General Fund, the Property Tax Relief Fund, the Casino Control Fund, the Casino Revenue Fund and Gubernatorial Elections Fund, $7.515 billion was appropriated for State aid to local governments, $5.014 billion was appropriated for grants-in-aid (payments to individuals or public or private agencies for benefits to which a recipient is entitled by law or for the provision of service on behalf of the State), $4.667 billion for Direct State services, $501.1 million for debt service on State general obligation bonds and $667.1 million for capital construction.

          Should tax revenues be less than the amount anticipated in the Budget for a fiscal year, the Governor may, pursuant to statutory authority, prevent any expenditure under any appropriation. The appropriations for fiscal year 1998 and for fiscal year 1999 reflect the amounts contained in the Governor's fiscal year 1999 Budget.

          The State has made appropriations for principal and interest payments for general obligation bonds for fiscal years 1996 through 1999 in the amounts of $446.3 million, $446.9 million, $483.7 million and $501.1 million, respectively. The Governor's fiscal year 2000 Budget for fiscal year 2000 includes an appropriation in the amount of $518.7 million for principal and interest payments for general obligations bonds.

NORTH CAROLINA SERIES

          ECONOMIC CHARACTERISTICS. The economic profile of North Carolina consists of a combination of industry, agriculture, and tourism. Non-agricultural wage and salary employment accounted for approximately 3,666,800 jobs in 1997, of which approximately 834,500 were in manufacturing. According to the North Carolina Bureau of Labor Statistics, in July, 1997, the State ranked tenth in non-agricultural employment and eighth in manufacturing employment. During the period from 1990 to 1997, per capita income in the State grew from $16,674 to $23,174, an increase of 38.9%. The North Carolina Employment Security Commission estimated the November 1998 seasonally adjusted unemployment rate to be 3.2%, as compared with a national unemployment rate of 4.1%.

          Agriculture is a basic element in North Carolina's economy. Gross agricultural income in 1997 reached over $8.3 billion, placing the State eighth in the nation in gross agricultural income. The poultry industry is the leading source of agricultural income, accounting for approximately 25% of gross agricultural income. Pork production accounts for approximately 24% of gross agricultural income. The tobacco industry remains important to North Carolina providing approximately 4% of gross agricultural income. In 1997, North Carolina ranked third in the nation in net farm income.

          North Carolina's agricultural diversity and a continuing emphasis on marketing efforts have protected farm income from some of the wide variations experienced in states where most of the agricultural economy is dependent on a small number of agricultural commodities. North Carolina has the third most diversified agricultural economy in the nation. In 1997, there were approximately 54,000 farms in the State. A strong agribusiness sector also supports farmers with farm inputs (agricultural chemicals and fertilizer, farm machinery, and building supplies) and processing of commodities produced by farmers (vegetable canning and cigarette manufacturing). North Carolina's agricultural industry, including food, fiber and forest, contributes over $46 billion annually to the State's economy.

          The labor force has undergone significant changes during recent years. The State has moved from an agricultural to a service and goods producing economy. According to the Employment Security Commission, the labor force has grown from 2,855,200 in 1980 to 3,884,100 in 1997, an increase of 35%.

          More than 734 international firms have established a presence in the State. Charlotte is the second largest financial center in the nation, based on assets of banks headquartered there. Bank of America, the nation's largest bank, is based in Charlotte. The strength of North Carolina's manufacturing sector also supports a growth in exports. The 1997 annual statistics showed $18.2 billion in exports, placing North Carolina tenth among the states in export trade.

          The Division of Tourism, Film and Sports Development of the North Carolina Department of Commerce has estimated that approximately $10.1 billion was spent on tourism in the State in 1997, an increase of approximately 4.1% over 1996. The Division of Tourism, Film and Sports Development estimates that approximately 171,000 people, or 4.7% of total non-agricultural employment, were employed in tourism-related jobs in the State.

          REVENUE STRUCTURE. North Carolina's three major operating funds which receive revenues and from which monies are expended are the General Fund, the Highway Fund and the Highway Trust Fund. The 1989 General Assembly created the Highway Trust Fund to provide monies for a major highway construction program for the State. There are no prohibitions or limitations in the North Carolina Constitution on the State's power to levy taxes except an income tax rate limitation of 10% and a prohibition against a capitation or "poll" tax.

          A portion of North Carolina's tax revenue is generated from individual and corporate income taxes, sales and use taxes, highway use tax on certain short-term motor vehicle rentals, corporate franchise tax, excise taxes on piped natural gas, taxes on alcoholic beverages, tobacco products and soft drinks, estate taxes, insurance taxes levied on insurance companies and other taxes, which revenues are deposited into the State's General Fund. Additional tax revenue is generated from a motor fuels tax, a highway use tax on long term rentals and retail sales of motor vehicles and motor vehicle license tax, which revenue is deposited in the Highway Fund and Highway Trust Fund. Additional non-tax revenue deposited to the General Fund consists of (i) institutional and departmental receipts which are deposited with the State Treasurer, including fees, tuition payments, and Federal funds collected by State agencies, (ii) interest earned by the State Treasurer on investments of General Fund monies, and (iii) revenues from the judicial branch. Federal aid is an important source of non-tax revenue for the Highway Fund and Highway Trust Fund.

          STATE BUDGET. The North Carolina Constitution requires that the total expenditures of the State for the fiscal period covered by the budget not exceed the total of receipts during the fiscal period and the surplus remaining in the State Treasury at the beginning of the period.

          The budget is based upon estimated revenues and a multitude of existing and assumed State and non-State factors, including State and national economic conditions, international activity and federal government policies and legislation.

          The Executive Budget Act, adopted by the General Assembly in 1925, sets out the procedure by which the State's budget is adopted and administered. The Act requires the adoption of a balanced budget. North Carolina General Statute Section 143-25 provides that the Governor, as ex officio Director of the Budget, "may reduce all of said appropriations, PRO RATA when necessary, to prevent an overdraft or deficit to the fiscal period for which such appropriations are made. The purpose and policy of this Article is to provide and insure that there shall be no overdraft or deficit in the General Fund of the State at the end of the fiscal period, growing out of appropriations for maintenance, and the Director of the Budget is directed and required to so administer this Article so as to prevent any such overdraft or deficit. Prior to taking any action under this section to reduce appropriations pro rata, the Governor may consult with the Advisory Budget Commission." The Governor may take less drastic action to reduce expenditures to maintain a balanced budget before the need for across-the-board appropriations reduction arises.

          In November 1996, the voters of the State approved a Constitutional amendment giving the Governor the power to veto budgetary and certain other legislative matters.

          Actual General Fund tax revenue totaled $11,679,700,000 in 1997-98, an increase of 9.5% over 1996-97. General Fund tax and non-tax revenue totaled 12,097,200,000 in 1997-98, an increase of 8.1% over 1996-97. This tax and non-tax revenue total includes investment earnings of $447,700,000. The individual income tax personal exemption was increased from $2,000 to $2,250 for 1995 and further to $2,500 for 1996 and beyond. In addition, a $60 child tax credit was enacted beginning with the 1995 tax year. The remaining portion of the State intangibles tax was also repealed as of January 1, 1995.

          The State sales and use tax rate on food consumed at home was reduced from 3.0% to 2.0% beginning January 1, 1997, and has been repealed effective July 1, 1998. The State corporate income tax rate was reduced from 7.5% to 7.25% in 1998, 7.0% in 1999, and will be reduced to 6.9% in 2000 and thereafter. The State homestead exemption was increased, decreasing the ad valorem tax base for counties. Most privilege license taxes were eliminated as of January 1, 1997.

          The Highway Fund revenue collections totaled $1,778,900,000 in fiscal year 1997-98, an 8.0% increase over 1996-97. Sources of revenues for the Highway Fund include taxes on the sale of motor fuels as well as registration and licensing fees for motor vehicles. This gross revenue includes investment earnings in the amount of $18.5 million.

          The Highway Trust Fund is more dependent on consumption-based revenues, such as taxes and fees derived from sales of motor fuels and vehicles, than the Highway Fund, which draws upon more stable sources for its revenue, such as motor vehicle registration and licensing fees. The Highway Trust Fund revenue collections totaled $862,200,000 in fiscal year 1997-98, an 8.8% increase over 1996-97. This gross revenue includes investment earnings in the amount of $62.8 million.

          STATE INDEBTEDNESS. The North Carolina Constitution provides in substance that the State shall not contract a debt, other than refunding debt, by borrowing money in any biennium and pledge its faith and credit to the payment thereof for an amount in excess of two-thirds of the amount by which the outstanding debt of the State was reduced in the preceding biennium unless the proposed debt is submitted to and approved by the voters at an election.

         The State is authorized by the Constitution to borrow in anticipation of the collection of taxes due and payable within the current fiscal year to an amount not exceeding 50% of such taxes. The State has not borrowed in anticipation of taxes since fiscal year 1959-60.

          There are no bonds of the State outstanding which contemplate the appropriation by the General Assembly of such amount as may be necessary to make up any deficiency in a debt service reserve therefor. Furthermore, no legislation has been enacted by the General Assembly which would authorize the issuance of any such bonds.

          LITIGATION. The following are cases pending in which the State of North Carolina faces the risk of either a loss of revenue or an unanticipated expenditure but which, in the opinion of the Department of State Treasurer, would not materially adversely affect the State of North Carolina's ability to meet its financial obligations:

          1. LEANDRO, ET AL. V. STATE OF NORTH CAROLINA AND STATE BOARD OF EDUCATION - SCHOOL FUNDING. On May 25, 1994 students and boards of education in five counties in the State filed suit in Superior Court requesting a declaration that the public education system of North Carolina, including its system of funding, violates the State constitution by failing to provide adequate or substantially equal educational opportunities and denying due process of law and violates various statutes relating to public education. Five other North Carolina counties intervened and now allege claims for relief on behalf of their students' rights to sound basic education on the basis of the high proportion of at risk students in the counties' systems.

          The suit is similar to a number of suits in other states, some of which resulted in holdings that the respective systems of public education funding were unconstitutional under the applicable state law. The State filed a motion to dismiss, which was denied at the trial court level. On appeal, the North Carolina Supreme Court upheld the present funding system against the claim that it unlawfully discriminated against low wealth counties but remanded the case for trial on the claim for relief based on the Court's conclusion that the North Carolina Constitution guarantees every child the opportunity to obtain a sound basic education. Trial on the claim of one plaintiff's County is set for August of 1999. The North Carolina Attorney General's Office believes that sound legal arguments support the State's position.

          2. BAILEY/EMORY/PATTON CASES -- STATE TAX REFUNDS-STATE AND FEDERAL RETIREES. State and local government retirees filed a class action suit in 1990 as a result of the repeal of the income tax exemptions for state and local government retirement benefits. The original suit was dismissed after the North Carolina Supreme Court ruled in 1991 that the plaintiffs had failed to comply with state law requirements for challenging unconstitutional taxes and the United States Supreme Court denied review. In 1992, many of the same plaintiffs filed a new lawsuit, BAILEY, ET. AL. V. NORTH CAROLINA, ET. AL., alleging essentially the same claims, including breach of contract, unconstitutional impairment of contract rights by the State in taxing benefits that were allegedly promised to be tax-exempt and violation of several state constitutional provisions.

          On May 31, 1995, the Superior Court of Wake County issued an order ruling in favor of the BAILEY plaintiffs. On May 8, 1998 the North Carolina Supreme Court affirmed the Superior Court order in favor of the BAILEY plaintiffs. Several additional cases, also named BAILEY, ET. AL. V. NORTH CAROLINA, ET. AL., and one named EMORY, ET. AL. V. NORTH CAROLINA, ET. AL., were filed by State and local government retirees to preserve their refund claims for subsequent tax years through tax year 1997. The outcome of these cases was controlled by the outcome of the initial BAILEY case.

          In 1995, a group of federal government retirees filed a class action suit in Wake County Superior Court, PATTON, ET. AL. V. NORTH CAROLINA, ET. AL., seeking refunds of State taxes paid on federal pension income since 1989. The PATTON plaintiffs alleged that, should the plaintiffs in BAILEY prevail, such a result would re-establish the disparity of treatment between state and federal pension income which was held unconstitutional in DAVIS V. MICHIGAN (1989). In DAVIS, the United States Supreme Court ruled that a Michigan income tax statute which taxed federal retirement benefits while exempting those paid by state and local governments violated the constitutional doctrine of intergovernmental tax immunity. At the time of the DAVIS decision, North Carolina law contained similar exemptions in favor of state and local retirees. Those exemptions were repealed prospectively, beginning with 1989 tax year, resulting in the BAILEY case.

          On June 10, 1998, the North Carolina General Assembly reached an agreement settling the BAILEY, EMORY and PATTON cases. The agreement, embodied in a consent order, provided that the State would pay $799,000,000 in two installments, one in 1998 and the other in 1999, to extinguish all liability for refunds for tax years 1989 through 1997 of taxes paid by federal, State and local government retirees who had five years of creditable service in their retirement system prior to August 12, 1989, the date of enactment of the statute repealing the exemptions from taxation of State and local government retirement benefits, or who had "vested" by that date in certain "defined contribution" plans such as the State's 401(k) and deferred compensation plans. The consent order was conditioned upon the North Carolina General Assembly appropriating the funds to make the payments set forth in the consent order and court approval of the settlement following notice to class members. The appropriation of the first installment of $400,000,000 was made, and the Superior Court approved the settlement on October 7, 1998.

          3. SMITH/SHAVER CASES - STATE TAX REFUNDS - INTANGIBLES TAX. The SMITH case is a class action tax refund lawsuit related to litigation in FULTON CORPORATION V. FAULKNER, a case filed by a single taxpayer and decided by the United States Supreme Court in 1996 regarding the constitutionality of certain taxes previously collected by the State on intangible personal property. On July 7, 1995, while the FULTON case was pending before the United States Supreme Court, the SMITH class action was commenced in North Carolina Superior Court on behalf of all other taxpayers who had paid the tax and had complied with the requirements of the North Carolina tax refund statute and would, therefore, be entitled to refunds if Fulton prevailed on its refund claim. These original plaintiffs were later designated Class A when a second group of plaintiffs were added. The new class, denominated Class B, consisted of taxpayers who had paid the tax but had failed to comply with the tax refund statute. On February 21, 1996, the United States Supreme Court held in FULTON that the State's intangibles tax on shares of stock in non-North Carolina corporations (by then repealed) violated the Commerce Clause of the United States Constitution because it discriminated against stock issued by corporations that do all or part of their business outside of North Carolina. It remanded the case to the North Carolina Supreme Court to consider remedial issues, including whether the offending provision in the statute (the taxable percentage deduction) was severable.

          On February 10, 1997, the Supreme Court of North Carolina in the FULTON remand proceeding severed the taxable deduction provision and invited the General Assembly to determine the appropriate remedy for the discriminatory tax treatment of eligible taxpayers who paid the tax but did not benefit from the deduction. While the General Assembly considered the remedial issues raised by the FULTON remand, the SMITH plaintiffs moved for judgment on their refund claims. On June 11, 1997, the trial judge in SMITH ordered refunds to be made for tax years 1991-1994 to the Class A plaintiffs and dismissed the Class B claims. Refunds to Class A taxpayers, totaling approximately $120,000,000 have been paid, with interest. The Class B plaintiffs appealed, and on December 4, 1998, the North Carolina Supreme Court reversed the dismissal of their claims. As a result of the SMITH decision, the State will be required to pay refunds to the Class B plaintiffs. As of March 31, 1999, the State estimated that its liability for such tax refunds, with interest through June 30, 1999, would be approximately $350,000,000.

          A second class action tax refund lawsuit, SHAVER, ET. AL. V. NORTH CAROLINA, ET. AL., was filed on January 16, 1998, by the same taxpayers as the Class B plaintiffs in SMITH asserting alternative theories of recovery for the same tax years 1991 through 1994 involved in the SMITH case and claiming refunds for one additional tax year, 1990. Their additional claim for tax year 1990 totaled approximately $100,000,000.

          On July 12, 1999, the General Assembly approved a plan to settle all outstanding claims in the SMITH and SHAVER cases for a total sum of $440,000,000. Pursuant to the terms of the settlement plan, $200,000,000 will be appropriated by the State in October 1999, and the remaining $240,000,000 will be appropriated no later than July 2000. Final implementation of the settlement is contingent upon the entrance of a consent order by the presiding judge in the SMITH and SHAVER cases.

          4. N.C. SCHOOL BOARDS ASSOCIATION, ET. AL. V. HARLAN E. BOYLES, STATE TREASURER, ET. AL. - USE OF ADMINISTRATION PAYMENTS. On December 14, 1998, plaintiffs, including the county school boards of five counties, filed suit in Superior Court requesting a declaration that certain payments to State administrative agencies must be distributed to the public schools on the theory that such amounts are fines which under the North Carolina Constitution must be paid to the schools. For the last fiscal year for which information was available to them, plaintiffs allege liability of approximately $84,000,000. Until this matter is resolved, any refunds and interest will continue to accrue. The North Carolina Attorney General's office believes that sound legal arguments support the State's position on the outstanding claims.

          5. FAULKENBURY V. TEACHERS' AND STATE EMPLOYEES' RETIREMENT SYSTEM, PEELE V. TEACHERS' AND STATE EMPLOYEES' RETIREMENT SYSTEM AND WOODARD V. LOCAL GOVERNMENTAL EMPLOYEES' RETIREMENT SYSTEM - DISABILITY RETIREMENT BENEFITS. Plaintiffs are disability retirees who brought class actions in state court challenging changes in the formula for payment of disability retirement benefits and claiming impairment of contract rights, breach of fiduciary duty, violation of other federal constitutional rights, and violation of state constitutional and statutory rights. The Superior Court ruled in favor of plaintiffs. The Order was affirmed by the North Carolina Supreme Court in 1997. The case went back to the Superior Court for calculations of benefits and payment of retroactive benefits, along with determination of various remedial issues. As a result of the remedial proceedings, there are now two appeals pending in the appellate courts concerning calculation of retroactive benefits. The plaintiffs previously submitted documentation to the court asserting that the cost in damages and higher prospective benefit payments to the plaintiffs and class members would amount to $407.0 million. Calculations and payments so far indicate that retroactive benefits will be significantly less than estimated, depending in part on the pending appeals. Payments have been made by the State of approximately $73.0 million. The remaining liability for retroactive benefits is estimated by the State not to exceed $42.0 million. All retroactive payments and future benefit payments are payable from the funds of the Retirement systems.

OHIO SERIES

          STATE ECONOMY AND BUDGET. The "non-manufacturing" sector employs approximately 80% of all non-agricultural payroll workers in the State of Ohio. Economic activity in Ohio, as in many other industrially developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture and related agricultural sectors combined also is an important segment of the Ohio economy. The financial condition of the State has fluctuated in a pattern related to national economic conditions, with periods of prolonged stringency characterizing fiscal years 1980 through 1983. Additionally, the 1980-82 recession brought with it a substantial increase in bankruptcies and foreclosures. While the State's economy improved since 1983, the State experienced an economic slowdown in 1990-91, consistent with the national economic conditions during that period. In recent years the State has experienced an increase in economic activity, fueled in part by employment growth in the non-manufacturing sector, consistent with the national trend. This economic upswing served as a basis for temporary personal income tax reductions in 1996.

          The State constitution requires the Ohio General Assembly to "provide for raising revenue, sufficient to defray the expenses of the State, for each year, and also a sufficient sum to pay the principal and interest as they become due on the State debt." The State is effectively precluded by law from ending a fiscal year or a biennium in a "deficit" position. State borrowing to meet casual deficits or failures in revenues or to meet expenses not otherwise provided for is limited by the constitution to $750,000.

          The State finances most of its operations through the General Revenue Fund ("GRF") which receives general state revenues not otherwise dedicated pursuant to certain constitutional and statutory claims on state revenues. The GRF sources consist primarily of personal income and sales and use taxes. The GRF ending (June 30) biennial fund balance is reduced during less-favorable national economic periods and then increases during more favorable economic periods.

          The Office of Budget and Management ("OBM") reported positive $1,084.4 million and $1,649.0 million ending fund and cash balances, respectively, for the GRF for fiscal year ended June 30, 1998. As of June 10, 1999, the OBM reported an estimated positive $232.5 million ending fund balance for the GRF for the fiscal year ended June 30, 1999. In addition, as of June 1, 1999, the Budget Stabilization Fund ("BSF") had a cash balance of $906.9 million.

          The GRF appropriations act for the biennium beginning July 1, 1997 was passed on June 25, 1997 and promptly signed (after selective vetoes) by the Governor. That act provided for total GRF biennial expenditures of over $36.0 billion, an increase over those for the prior biennium. Subsequent legislation increased by approximately 2.73% the GRF fiscal year 1999 appropriation level for elementary and secondary education, to be funded in part by mandated small (0.5-3%) reductions in State appropriations for various State agencies and institutions; expressly exempt from those reductions are all appropriations for debt service including lease rental payments. The June 30, 1998 GRF ending fund balance guaranteed the availability of funds to support an income tax reduction for calendar year 1998 and educational projects in the State. In accordance with Ohio General Assembly direction, $701.4 million was transferred to the Income Tax Reduction Fund to provide a tax cut in the 1998 income tax rates; transfers of $170.0 million and $30.0 million were made to the Public School Building Assistance Fund and the School District Solvency Fund, respectively. In addition, $44.2 million was transferred from the GRF to the Budget Stabilization Fund.

          State statutory provisions provided for effective management by permitting the adjustment of payment schedules (as was done during some prior fiscal years) and the use of the Total Operating Fund ("TOF") to manage temporary GRF cash flow deficiencies. The State has not undertaken external revenue anticipation borrowing.

          TOF includes the total consolidated total cash balances, revenues, disbursements and transfers of the GRF and several other specified funds. TOF cash balance at June 30, 1998 was $6.3171 billion. These cash balances are consolidated only for the purpose of meeting cash flow requirements and, except for the GRF, a positive cash balance must be maintained for each discrete fund included in the TOF. The GRF is permitted to incur a temporary cash deficiency by drawing upon the available consolidated cash balance in the TOF. The amount of that permitted GRF cash deficiency at any time is limited to 10% of GRF revenues for the then-preceding fiscal year. GRF cash flow deficiencies occurred in five months of the fiscal year ending June 30, 1998, the highest being $742.1 million in December 1997. As of June 1, 1999, the OMB reported cash flow deficiencies in six months of the fiscal year ending June 30, 1999.

          STATE DEBT. The Ohio Constitution prohibits the incurrence or assumption of debt by the State without a popular vote except to (i) cover causal deficits or failures in revenues limited in amount of $750,000 and (ii) repel invasion, suppress insurrection or defend the State in war.

          From 1921 to June 1, 1999, the voters of Ohio, by fifteen constitutional amendments, have authorized the incurrence of state borrowing debt to which taxes or excises were pledged for payment, all of which related to capital facilities financing, except for three funding veterans' bonuses. The only such tax-supported debt still authorized to be incurred are highway, local infrastructure, coal development and natural resources general obligation bonds.

          A 1995 constitutional amendment authorized additional Highway Bonds (superseding a prior Highway Bond authorization, the authority to issue under which expired in 1996). The amendment authorizes not more than $1.2 billion to be outstanding at any time and not more than $220.0 million to be issued in a fiscal year. As of June 1, 1999, $375.0 million of Highway Bonds were issued, of which $315.0 million were outstanding. As of that same date, an additional $320 million of Highway Bonds are authorized in a pending appropriations bill.

          A 1985 constitutional amendment authorized up to $100.0 million in state full faith and credit obligations for coal research and development to be outstanding at any one time. In addition, the General Assembly has authorized the issuance of $150.0 million of Coal Development Bonds. As of June 1, 1999, $95.0 million of Coal Development Bonds were issued, of which $23.9 million were outstanding.

          A 1987 State constitutional amendment authorized the issuance of $1.2 billion of State full faith and credit obligations for general obligation Infrastructure Bonds to finance local infrastructure improvements of which no more than $120.0 million may be issued in any calendar year. A 1995 constitutional amendment extended this authority by authorizing an additional $1.2 billion of full faith and credit obligations to be issued over ten years, not more than $120.0 million to be issued in a fiscal year. As of June 1, 1999, approximately $1.3 billion of such obligations were issued, of which approximately $1.0 billion were outstanding.

          A constitutional amendment adopted in 1990 authorizes greater State and political subdivision participation in the provision of housing for individuals and families. This supplements the previously constitutionally authorized loans-for-lenders and other housing assistance programs, financed in part with State revenue bonds. The amendment authorizes the General Assembly to provide for State assistance for housing in a variety of ways. The General Assembly could authorize State borrowing for the purpose by the issuance of obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts, although the obligations may not be supported by the State's full faith and credit.

          A constitutional amendment approved by the voters in 1993 authorizes $200.0 million in state general obligation bonds to be outstanding for parks, recreation and natural resource purposes (no more than $50.0 million to be issued in any one fiscal year).

          A constitutional amendment approved at the November 1994 election pledges the full faith and credit and taxing power of the State to meet certain guarantees under the State's tuition credit program. That program provides for purchase of tuition credits, for the benefit of state residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition. Under the amendment, to secure the tuition guarantees the General Assembly shall appropriate monies sufficient to offset any deficiency that may occur from time to time in the trust fund that provides for the guarantees and at any time necessary to make payment of the full amount of any tuition payment or refund required by a tuition payment contract.

          In addition, the State constitution authorizes the issuance, for certain purposes, of State obligations the owners or holders of which are not given the right to have taxes or excises levied by the General Assembly to pay principal and interest. Such special obligations include those issued by, among others, the Ohio Public Facilities Commission ("OPFC"), the Ohio Building Authority ("OBA") and certain obligations issued by the Treasurer of State. As of June 1, 1999, the OPFC had issued approximately $4.718 billion for higher education facilities, approximately $2.177 billion of which were outstanding, approximately $1.117 billion for mental health facilities, approximately $360.8 million of which were outstanding and $194.9 million for parks and recreation facilities, approximately $79.0 million of which were outstanding. As of that same date, the OBA had issued approximately $3.2 billion of special obligations, approximately $2.5 billion of which were outstanding. The special obligations were issued for facilities related to prisons, the Department of Youth Services, the Department of Administration Services, the Arts and Sports Facilities Commission, the Ohio Department of Transportation, the Department of Natural Resources, the Department of Public Safety and the Bureau of Workers' Compensation. Also as of June 1, 1999, the Treasurer of State had issued approximately $333.6 million for educational facilities, approximately $286.3 million of which were outstanding.

          A statewide economic development program assists, with loans and loan guarantees, the financing of facilities for industry, commerce, research and distribution. The law authorizes the issuance of state bonds and loan guarantees secured by a pledge of portions of the state profits from liquor sales. The General Assembly has authorized the issuance of these bonds by the State Treasurer, with a general maximum of $300 million currently authorized to be outstanding at any one time (excluding bonds issued to meet guarantees, but less any amount by which 4% of the unpaid principal amount of guaranteed loan payments exceeds the funded amount applicable to the guarantees). The aggregate amount from the liquor profits to be used in any fiscal year in connection with these bonds (except for bonds issued to meet guarantees) may not under present law exceed $25 million. The total of unpaid guaranteed loan amounts and unpaid principal of direct loans may not exceed $500 million. A 1996 issue of $168.74 million ($161.16 million outstanding) of taxable bonds refunded outstanding bonds and provided additional funds for the program. A 1998 issue of approximately $102.0 million of taxable forward purchase refunding bonds were issued to refund, as of 2006, term bonds of the 1996 issue stated to mature in 2016 and 2021. The highest future fiscal year debt service on the outstanding bonds of those issues, which are payable through 2021, is approximately $16.2 million in 2008.

          Only a portion of State capital needs can be met by direct GRF appropriations; therefore, additional State borrowing for capital purposes has been and will be required. Under present constitutional limitations, most of that borrowing has been and will continue to be primarily by lease-rental supported obligations such as those issued by OPFC and OBA and, in some cases, by the Treasurer.

          The capital appropriations act for the 1999-2000 biennium authorizes additional borrowing, including over $1.4 billion in lease rental obligations issued by OBA, OPFC and the Treasurer. It authorizes issuance by OPFC of obligations, in addition to those previously authorized by the General Assembly, in the amounts $555.6 million for higher education capital facilities projects (a substantial number of which are renovations of equipment and improvements to existing facilities), $64.0 million for mental health facilities projects (including local projects), and $31.2 million for parks and recreation facilities. It also authorizes the OBA to issue obligations in the amounts of $224.0 million for local jails and prisons, $25.0 million for Department of Youth Services facilities, $140.0 million for Department of Administrative Services facilities, $80.8 million for Ohio Arts and Sports Facilities Commission facilities. In addition, the Treasurer of State has been authorized to issue bonds to finance approximately $355.0 million of capital improvements for elementary and secondary public school facilities and $240.0 million for local infrastructure projects. As of June 1, 1999, the Commissioners of the Sinking Fund had additional General Assembly authorization for additional borrowing of $48.8 million for natural resources facilities.

          1997 legislation provided for two new categories of revenue-type financing. The Ohio Building Authority is authorized to issue lease revenue obligations to assist in the financing of up to 15% of the estimated cost of certain Ohio sports facilities. In addition, a revolving fund is created to assist in financing local transportation facilities, initially funded with a deposit of $30.0 million of GRF monies.

          A State law, originally enacted in 1986 and now amended (the "Rail Act"), authorizes the Ohio Rail Development Commission (replacing the prior Ohio High-Speed Rail Authority) to issue obligations to finance the cost of rail service projects within the State, either directly or by loans to other entities. The Rail Act originally was limited to inter-city passenger services. The amendments extend the authority to include freight and commuter service. The Rail Development Commission (or the predecessor Authority) from time to time has considered financing plan options and the general possibility of issuing bonds or notes. The Rail Act prohibits, without express approval by joint resolution of the General Assembly, the collapse of any escrow of financing proceeds for any purpose other than payment of the original financing, the substitution of any other security, and the application of any proceeds to loans or grants. The Rail Act authorizes the Rail Development Commission, but only with subsequent General Assembly action, to pledge the faith and credit of the State but not the State's power to levy and collect taxes (except AD VALOREM property taxes if subsequently authorized by the General Assembly) to secure debt service on any post-escrow obligations and, provided it obtains the annual consent of the State Controlling Board, to pledge to and use for the payment of debt service on any such obligations all excises, fees, fines and forfeitures and other revenues (except highway use receipts) of the State after provision for the payment of certain other State obligations. The Ohio Department of Transportation appropriations bill for the 1998-1999 biennium, repealed the "full faith and credit" and use of state revenue provisions.

          The General Assembly has placed on the November, 1999, general election ballot a proposed constitutional amendment dealing with State debt. If approved by the voters, it will authorize State general obligation debt to pay costs of facilities for a system of common schools throughout the State and facilities for state supported and assisted institutions of higher education. That and other debt represented by direct obligations of the State (such as that authorized by the OPFC and OBA) could not be issued if future fiscal year total debt service on those obligations to be paid from the GRF or net lottery proceeds exceeds 5% of total estimated revenues of the State for the GRF and from net State lottery proceeds during the fiscal year of issuance.

          The State and state agencies have issued revenue bonds that are payable from net revenues of or relating to revenue-producing facilities or categories of facilities, such as those issued by the Ohio Turnpike Commission. Under interpretations by Ohio courts, those revenue bonds are not "debt" within the meaning of the constitutional provisions prohibiting the incurrence of debt without popular vote. The Constitution also authorizes State bonds (issued by the Ohio Housing Finance Agency) for certain housing purposes; tax monies may not be obligated or pledged to those bonds.

          The State is a party to various legal proceedings seeking damages or injunctive relief. The State also is party to certain litigation questioning the constitutionality of the State's system of school funding. The Ohio Supreme Court concluded in 1997 that major aspects of the system are unconstitutional. It ordered the State to provide for and fund sufficiently a system complying with the Ohio Constitution, staying its order to permit time for responsive corrective actions by the General Assembly. The Court has indicated that property taxes may still play a role in, but "can no longer be the primary means" of, school funding. The Court remanded the case to the trial court to hear evidence and render an opinion on the constitutionality of the enacted legislation which opinion could then be appealed directly to the Ohio Supreme Court. A hearing in the trial court was subsequently held on the constitutionality of the legislation enacted since 1992 to enhance school funding consistent with the Supreme Court decision.

          In February 1999, the trial court ruled that the State continues to be not in compliance with the constitutional requirements, and ordered the State "forthwith to provide for and fund a system of funding public elementary and secondary education in compliance with the Ohio Constitution and the 1997 directive of the Ohio Supreme Court." The court also ordered the State Board of Education and the State Superintendent of Public Instruction to prepare and submit to the General Assembly proposals for compliance with the trial court orders and the Supreme Court directive.

          The State has filed with the Ohio Supreme Court a notice of appeal of the trial court's decision. The trial court has granted the State's request for a stay, pending appeal, of implementation of its order (except that portion calling for State agency proposals). It is not possible at this time to state what the results of any appeal might be, or, should plaintiffs prevail on appeal, the effect on the State's present school funding system.

          In addition, there is litigation pending in the Ohio Court of Claims which contests the Ohio Department of Human Services' (ODHS) prior Medicaid financial eligibility rules for married couples when one spouse is living in a nursing facility and the other resides in the community. ODHS promulgated new eligibility rules effective January 1, 1996. ODHS appealed an order of the federal court directing it to provide notice to persons potentially affected by the former rules from 1990 though 1995, and the court of appeals ruled in favor of ODHS; plaintiff's petition for certiorari was not granted by the U.S. Supreme Court. As to the Court of Claims case, it is not possible to state the period (beyond the current fiscal year) during which necessary additional Medicaid expenditures would have to be made. Plaintiffs have estimated total additional Medicaid expenditures at $600,000,000 for the retroactive period and, based on current law, it is estimated that the State's share of those additional expenditures would be approximately $240,000,000. On April 15, 1999, the Court of Claims decertified the action there as a class action.

          Major offices of the State have had under way extensive efforts and programs to identify and assess, and remediate when necessary, year 2000 problems involving data processing systems and other systems and equipment critical to continued and uninterrupted State agency operations. Various remediation efforts are either under way or complete. For example, OBM is 100% complete as to the State accounting system. In addition to significant review and activity by the State Treasurer and State Auditor offices, a Year 2000 Competency Center has been operating in the Division of Computer Services in the Department of Administrative Services (DAS), serving cabinet-level agencies.

          Among the areas addressed by the State Treasurer's office are the paying agent and trustee relationships with respect to State bonds and investments (both State funds, and the STAR Ohio program for the State and local subdivisions). The State Auditor's efforts have in large part involved the State system of payments, compliance with various grant contracts, and efforts by local subdivisions to achieve a level of satisfactory compliance. The Treasurer's office and the Department of Taxation are involved directly in the collection and processing of State taxes. Particular emphasis has been placed on those areas.

          The DAS Year 2000 Competency Center has been reviewing detailed written plans and reporting on remediation project completion percentages and scheduled completion dates. As an example, by late February 1999, it reported that the Department of Taxation remediation of critical systems was 100% complete.

          Overall, those involved State offices and agencies are satisfied that material areas for which they are responsible and that may require remediation have been and are being identified and will be addressed timely and that the cost of that remediation will be within monies available and appropriated. The State's remediation efforts have been aimed primarily at ensuring the unimpeded and uninterrupted operation of State government, including tax collections, investments and timely payment of State obligations. The State expects to be in material compliance by January 1, 2000, in most cases. There are agencies outside the purview of these reviews and efforts, including the State universities and retirement systems, that are pursuing their own assessment and remediation activities. The success of remediation efforts by the State and by prominent outside parties will not be fully determined until the year 2000 and thereafter.

          The outstanding state bonds issued by the OPFC and the OBA are rated "AA-" by both S&P and Fitch and "Aa3" by Moody's. Certain recent or portions of issues of OPEC or OBA bonds are the object of municipal bond insurance procured by the original or subsequent purchasers and bear different ratings.

          The outstanding Highway Bonds issued by the Sinking Fund are rated "Aa1" by Moody's, "AA+" by Fitch and "AAA" by S&P. The outstanding Highway Obligation Bonds issued by the Sinking Fund are rated "Aa1" by Moody's, "AA+" by Fitch, and "AAA" by S&P.

          The outstanding Natural Resources Bonds and Coal Development Bonds issued by the Sinking Fund are rated "Aa1" by Moody's, "AA+" by S&P, and "AA+" by Fitch.

          STATE EMPLOYEES AND RETIREMENT SYSTEMS. The State has established five public retirement systems to provide retirement, disability retirement and survivor benefits. The Public Employees Retirement System ("PERS"), the largest of the five, covers both State and local public employees. The State Teachers Retirement System ("STRS") and School Employees Retirement System ("SERS") primarily cover school district and public higher education employees. The Highway Patrol Retirement System ("HPRS") covers State troopers, and the Police and Firemen's and Disability and Pension Fund System ("PFDPS") covers local safety forces.

          As the most recent year reported by the particular system, the unfunded accrued liabilities of STRS and SERS were $7.262 billion and $624.0 million, respectively, and the unfunded accrued liabilities of PERS, HPRS and PFDPS were $2.098 billion, $26.7 million and $1.47 billion, respectively.

          STATE MUNICIPALITIES. Ohio has a mixture of urban and rural population, that is approximately three-quarters urban. There are 943 incorporated cities and villages (municipalities with populations under 5,000) in the State; six cities have populations of over 100,000 and eighteen over 50,000.

          A 1979 act established procedures for identifying and assisting those few cities and villages experiencing defined "fiscal emergencies." A commission composed of state and local officials, and private sector members experienced in business and finance appointed by the Governor, is to monitor the fiscal affairs of a municipality facing substantial financial problems. That act requires the municipality to develop, subject to approval and monitoring by its commission, a financial plan to eliminate deficits and cure any defaults and otherwise remedy fiscal emergency conditions, and to take other actions required under its financial plan. It also provides enhanced protection for the municipality's bonds and notes and, subject to the act's stated standards and controls, permits the State to purchase limited amounts of the municipality's short-term obligations (used only once, in 1980).

          Over the years, the act's "fiscal emergency" provisions have been applied to 12 cities and to 14 villages. The situations in 10 cities and 10 villages have been resolved and their commissions terminated. Only the cities of East Cleveland and Uhrichsville and four villages remain under the procedure. A new preliminary "fiscal watch" status has recently been added, with two cities currently in this status.

          The fiscal emergency legislation was recently amended to extend its potential application to counties (88 in the State) and townships. This extension is on an "if and as needed" basis, and not aimed at particular identified existing fiscal problems of those subdivisions.

          New legislation addresses larger school districts in financial straits. It is similar to that for municipal "fiscal emergencies," but is particularly tailored to certain school districts and their present and potential fiscal problems. It has been applied to nine districts, and ten districts are currently on preliminary "fiscal watch" status.

          Federal courts have ruled that the State shared joint liability with the local school districts for segregation in Cincinnati, Cleveland, Columbus, Dayton and Lorain. Subsequent trial court orders directed that remedial costs be shared equally by the State and the respective local districts. For that purpose recent biennial appropriations were approximately $119.4 million in 1994-95, $144.8 million in 1996-97; $50.4 million is appropriated for each year of the current biennium. A recent settlement agreement in one desegregation case is reducing annual state payments to one district.

          SUMMARY. Many factors affect or could affect the financial condition of the State and other issuers of debt obligations, many of which are not within the control of the State or such issuers. There can be no assurance that such factors and the resulting impact on State and local governmental finances will not affect adversely the market value of Ohio Municipal Obligations held in the portfolio of the Fund or the ability of the respective obligors to make required payments on such obligations.

PENNSYLVANIA SERIES

          GENERAL. Pennsylvania historically has been dependent on heavy industry, although declines in the coal, steel and railroad industries have led to diversification of the Commonwealth's economy over the last thirty years. Recent sources of economic growth in Pennsylvania are in the service sector, including trade, medical and health services, education and financial institutions. Agriculture continues to be an important component of the Commonwealth's economic structure, with nearly one-third of the Commonwealth's total land area devoted to cropland, pasture and farm woodlands.

          In 1998, the population of Pennsylvania was 12 million, ranking fifth in the nation. According to the U.S. Bureau of the Census, Pennsylvania experienced a slight increase from the 1989 estimate of 11.87 million. Pennsylvania has a high proportion of persons 65 or older, and is highly urbanized, with almost 80% of the 1990 census population residing in the 15 Metropolitan Statistical Areas of the Commonwealth. The cities of Philadelphia and Pittsburgh, the Commonwealth's largest metropolitan statistical areas, together comprise approximately 44% of the Commonwealth's total population.

          The State's workforce is estimated at 5.9 million people, ranking as the sixth largest labor pool in the nation. Pennsylvania's average annual unemployment rate remained below the national average between 1986 and 1990. Slower economic growth caused the rate to rise to 7.0% in 1991 and 7.6% in 1992. The resumption of faster economic growth resulted in a decrease in the Commonwealth's unemployment rate to 7.1% in 1993. From 1994 through 1998, Pennsylvania's annual average unemployment rate was below that of the Middle Atlantic Region but slightly higher than that of the United States as a whole. Seasonally adjusted data for April 1999 shows an unemployment rate of 4.4%, compared to an unemployment rate of 4.3% for the United States as a whole.

          FINANCIAL ACCOUNTING. Pennsylvania utilizes the fund method of accounting and over 150 funds have been established for the purpose of recording receipts and disbursements, of which the General Fund is the largest. Most of the operating and administrative expenses are payable from the General Fund. The Motor License Fund is a special revenue fund that receives tax and fee revenues relating to motor fuels and vehicles, and except for one-half cent per gallon of the liquid fuels tax which is deposited in the Liquid Fuels Tax Fund for distribution to local municipalities, all such revenues are required to be used for highway purposes. Other special revenue funds have been established to receive specified revenues appropriated to specific departments, boards and/or commissions. Such funds include the Game, Fish, Boat, Banking Department, Milk Marketing, State Farm Products Show, State Racing and State Lottery Funds. The General Fund, all special revenue funds, the Debt Service Funds and the Capital Project Funds combine to form the Governmental Fund Types.

          The Tax Stabilization Reserve Fund was established in 1986 and provided with initial funding from General Fund appropriations. The Tax Stabilization Reserve Fund receives 15% of any budgetary basis fiscal year-end surplus of the General Fund and all proceeds from the disposition of assets of the Commonwealth not designated for deposit elsewhere. It is to be used for emergencies threatening the health, safety or welfare of citizens or to offset unanticipated revenue shortfalls due to economic downturns. Assets of the fund may be used upon recommendation by the Governor and an approving vote by two-thirds of the members of each house of the General Assembly. The fund balance is anticipated to be in excess of $932.0 million as of the close of the fiscal 1999.

          Enterprise funds are maintained for departments or programs operated like private enterprises. The largest of the Enterprise funds is the State Stores Fund, which is used for the receipts and disbursements of the Commonwealth's liquor store system. Sale and distribution of all liquor within Pennsylvania is a government enterprise.

          Financial information for the funds is maintained on a budgetary basis of accounting ("Budgetary"). Since 1984, the Commonwealth has also prepared financial statements in accordance with generally accepted accounting principles ("GAAP"). The GAAP statements have been audited jointly by the Auditor General of the Commonwealth and an independent public accounting firm. The Budgetary information is adjusted at fiscal year end to reflect appropriate accruals for financial reporting in conformity with GAAP. The Commonwealth maintains a June 30th fiscal year end.

          The Constitution of Pennsylvania provides that operating budget appropriations may not exceed the actual and estimated revenues and available surplus in the fiscal year for which funds are appropriated. Annual budgets are enacted for the General Fund and for certain special revenue funds which represent the majority of expenditures of the Commonwealth.

          REVENUES AND EXPENDITURES. Pennsylvania's Governmental Fund Types receive over 57% of their revenues from taxes levied by the Commonwealth. Interest earnings, licenses and fees, lottery ticket sales, liquor store profits, miscellaneous revenues, augmentations and federal government grants supply the balance of the receipts to these funds. Revenues not required to be deposited in another fund are deposited in the General Fund. The major tax sources for the General Fund are the 6% sales and use tax (33.9% of General Fund revenues in fiscal 1998), the 2.8% personal income tax (34.4% of General Fund revenues in fiscal 1998) and the 9.99% corporate net income tax (9.4% of General Fund revenues in fiscal 1998). Tax and fee proceeds relating to motor fuels and vehicles are constitutionally dedicated to highway purposes and are deposited into the Motor License Fund. The major sources of revenues for the Motor License Fund include the liquid fuels tax and the oil company franchise tax. That Fund also receives revenues from fees levied on heavy trucks and from taxes on fuels used for aviation purposes. These latter revenues are restricted to the repair and construction of highway bridges and aviation programs, respectively. Revenues from lottery ticket sales are deposited in the State Lottery Fund and are reserved by statute for programs to benefit senior citizens.

          Pennsylvania's major expenditures include funding for education ($7.5 billion of fiscal 1998 expenditures, and $7.85 billion of the fiscal 1999 budget) and public health and human services ($13.5 billion of fiscal 1998 expenditures, and $15.1 billion of the fiscal 1999 budget).

          GOVERNMENTAL FUND TYPES: FINANCIAL CONDITION/RESULTS OF OPERATIONS (GAAP BASIS). Financial conditions during fiscal years 1991 through 1995 were distinguished by slow economic growth and a rapid expansion of the costs of certain governmental programs that together produced a significant stress on the Commonwealth's budget. These problems were particularly evident during fiscal years 1990 and 1991 when revenues were significantly below projections, and expenditures, largely driven by demand for public welfare services, rose above budgeted amounts. Actions taken during fiscal 1992 to bring the General Fund back into balance, including tax increases and expenditure restraints, resulted in a $1.1 billion reduction to the unreserved-undesignated fund deficit for combined Governmental Fund Types and a return to a positive fund balance. The fund balance for the governmental fund types, as restated, increased during the 1994 through 1998 fiscal years. As of June 30, 1998, the fund balance totaled approximately $1,959 million, including an unreserved-undesignated fund balance of $497.0 million. In view of current budget projections showing higher expenditures and slower growth in future fiscal years, the fund balance is expected to decline in future years.

GENERAL FUND: FINANCIAL CONDITION/RESULTS OF OPERATIONS.

          FIVE YEAR OVERVIEW (GAAP BASIS). For the five year period FY 1994 through FY 1998, total revenues and other sources rose at a 4.7% average annual rate while total expenditures and other uses grew by 4.0% annually. The majority of the increase in total revenues and other sources during this period occurred during fiscal 1998 due to tax and fee increases. Also, improved financial results and structural cash flow modifications contributed to lower borrowing.

          FISCAL 1997 FINANCIAL RESULTS (GAAP BASIS): For fiscal 1997, assets increased $563.4 million and liabilities declined $166.3 million to produce a $729.7 million increase in fund balance at June 30, 1997. The fund balance increase during fiscal 1997 has brought a restoration of an undesignated-unreserved balance. The $187.3 million undesignated-unreserved balance was the first recorded since fiscal 1994. Total revenues and other sources rose 3.5% for fiscal 1997. An increase of 5.5% in tax revenue aided by an improving State economy was partially offset by a $175.2 million decline in intergovernmental revenues. Expenditures and other uses increased 1.0% for the fiscal year. As in the past several fiscal years, expenditure increases were led by protection of persons and property program costs. Fiscal 1997 costs for this program rose by 4.7%, the largest increase for a program. General government program costs for fiscal 1997 declined by 14.3% from the fiscal year earlier. A reduction in estimated expenditures for maintaining the Commonwealth's self-insured worker's compensation program is largely responsible for the decline.

          FISCAL 1997 FINANCIAL RESULTS (BUDGETARY BASIS): The unappropriated balance of Commonwealth revenues increased during the 1997 fiscal year by $432.9 million; higher than estimated revenues and slightly lower expenditures than budgeted caused the increase. The unappropriated balance rose from an adjusted amount of $158.5 million at the beginning of fiscal 1997, to $591.4 million (prior to reserves for transfer to the Tax Stabilization Reserve Fund) at the close of the fiscal year. Transfers to the Tax Stabilization Reserve Fund for fiscal 1997 operations were $188.7 million, of which $88.7 million represents the normal 15% of the ending unappropriated balance, plus an additional $100.0 million authorized by the General Assembly when it enacted the fiscal 1998 budget. Commonwealth revenues (prior to tax refunds) during the fiscal year totaled $17.3206 billion, which was $576.1 million (3.4%) above the budget estimate. Revenue from taxes was the largest contributor to higher than estimated receipts. Tax revenue in fiscal 1997 grew 6.1% over tax revenues in fiscal 1996. Personal income collections were $236.3 million over estimate representing a 6.9% increase over fiscal 1996 receipts. Receipts of the sales and use tax were $185.6 million over estimate representing a 6.2% increase. Collections of corporate taxes also exceeded their estimates for the fiscal year. Non-tax revenues were $19.8 million (5.8%) over estimate mostly due to higher than anticipated interest earnings. Expenditures from Commonwealth revenues (excluding pooled financing expenditures) during fiscal 1997 totaled $16.3477 billion and were close to the estimate made in February 1997.

          FISCAL 1998 FINANCIAL RESULTS (GAAP BASIS): For fiscal 1998, general fund (including the Tax Stabilization Reserve Fund) assets increased $705.1 million and liabilities rose by $111.1 million during the fiscal year. These changes contributed to a $310.3 million rise in the undesignated-unreserved balance for June 30, 1998, to $497.6 million, the highest level achieved since audited GAAP reporting was instituted in 1984. Fiscal 1998 total revenues and other sources rose 4.3% led by an 11.1% increase in other revenues, largely charges for sales and services and investment income. Tax revenues rose 4.2%. Expenditures and other uses during fiscal 1998 rose by 4.5%. Program areas with the largest percentage increase for the fiscal year were economic development and assistance (21.3%), transportation (19.3%) and general government (14.3%).

          FISCAL 1998 FINANCIAL RESULTS (BUDGETARY BASIS): Operations during the 1998 fiscal year increased the unappropriated balance of Commonwealth revenues during that period by $86.4 million to $488.7 million at June 30, 1998 (prior to transfers to the Tax Stabilization Reserve Fund). Higher than estimated revenues, offset in part by increased reserves for tax refunds and by slightly lower expenditures than budgeted were responsible for the increase. Transfers to the Tax Stabilization Reserve Fund for fiscal 1998 operations total $223.3 million consisting of $73.3 million representing the required transfer of 15% of the ending unappropriated surplus balance, plus an additional $150.0 million authorized by the General Assembly when it enacted the fiscal 1999 budget. With these transfers, the balance in the Tax Stabilization Reserve Fund exceeds $668.0 million and represents 3.7% of fiscal 1998 revenues. Commonwealth revenues (prior to tax refunds) during the fiscal year totaled $18.1232 billion, or $676.1 million (3.9%) above the estimate made at the time the budget was enacted. Tax revenue received in fiscal 1998 grew 4.8% over tax revenues received during fiscal 1997. This rate of increase includes the effect of legislated tax reductions that affected receipts during both fiscal years and therefore understates the actual underlying rate of growth of tax revenue during fiscal 1998. Personal income tax collections were $416.6 million over estimate representing an 8.5% increase over fiscal 1997 receipts. Sales and use tax receipts were $6.2 million over estimate representing a 1.9% increase. Aggregate receipts from corporate taxes also exceeded the estimate for the fiscal year. Non-tax revenues were $27.5 million (8.6%) over estimate, mostly due to greater than anticipated interest earnings for the fiscal year. Reserves established during fiscal 1998 for tax refunds totaled $910.0 million. This amount is a $370.0 million increase over tax refund reserves for fiscal 1997 representing an increase of 68.5% due to a change in which tax refund liabilities are recognized on a budgetary basis. Expenditures from all fiscal 1998 appropriations of Commonwealth revenues totaled $17,229.8 million, an increase of 4.5% over fiscal 1997 appropriation expenditures.

          FISCAL 1999 BUDGET (BUDGETARY BASIS): At the time the budget for fiscal 1999 was enacted in April 1998, the official revenue estimate for fiscal year 1999 was established at $18.4566 billion. Enactment of tax legislation in November 1998 reduced estimated revenues by a net $2.4 million. The official revenue estimate, based on an economic forecast for national gross domestic product, forecasted slowing economic activity based on expectations that consumers would reduce their pace of spending, particularly on motor vehicles, housing and other durable goods. Business is also expected to trim its spending on fixed investments, and foreign demand for domestic goods is expected to decline in reaction to economic difficulties in Asia and Latin America, while an economic recovery in Europe is expected to proceed slowly. The underlying growth rate, excluding any effect of scheduled or proposed tax changes, for the General Fund fiscal 1999 official revenue estimate is 3.0% over actual fiscal 1998 revenues. When adjusted to include the estimated effect of enacted tax changes, fiscal 1999 Commonwealth revenues are projected to increase by 1.6% over actual Commonwealth revenues for fiscal 1998. Tax reductions enacted with the 1999 fiscal year budget totaled an estimated $241.0 million for fiscal 1999, including among other changes, a reduction of the capital stock and franchise tax rate from 12.75 mills to 11.99 mills ($72.5 million); elimination of the personal income tax on gains from the sale of an individual's residence ($30.0 million); extension of the time period from three to ten years over which net operating loss deductions may be taken for the corporate net income tax ($17.8 million); and expansion of various sales tax exemptions ($40.4 million).

          Appropriations enacted for fiscal 1999 were 4.1% ($713.2 million) above the appropriations enacted for fiscal 1998. Major increases in expenditures budgeted for fiscal 1999 included: $249.5 million in direct support of local school district education costs; $60.4 million for higher education; $56.5 million to fund the correctional system; $121.1 million for long-term care medical assistance costs; and $14.4 million for technology and Year 2000 investments. In May 1999, along with the adoption of the fiscal 2000 budget, supplemental fiscal 1999 appropriations totaling $357.8 million were enacted. Of this amount, $200.0 million was appropriated for general obligation debt service that will be available to retire outstanding debt and $90.0 million is proposed to pay additional medical assistance costs anticipated to occur in fiscal 1999. With these additional amounts, total appropriations for fiscal 1999 represent a 6.2% increase over fiscal 1998 appropriations. An anticipated $180.0 million of appropriation lapses and anticipated additional revenues provide the funding for the additional appropriations. Reserves for tax refunds for fiscal 1999 total $631.0 million, a $26.2 million increase over the budget as enacted. This amount includes $33.1 million of tax refunds anticipated from the enacted fiscal 1999 tax changes.

          Current revenue estimates for fiscal 1999 anticipate $722.0 million of receipts above the official estimate used at the time of enactment of the fiscal 1999 budget. As of the fiscal year through May 1999, revenues are $627.0 million over the official estimate, principally due to receipts from the sales tax and the personal income tax. The higher revenues will more than offset the planned draw down of the $265.4 million beginning unappropriated balance. The fiscal year-end unappropriated surplus is projected to rise by $364.3 million to $629.7 million, before transfers to the Tax Stabilization Reserve Fund but this amount should be exceeded. The transfer to the Tax Stabilization Reserve Fund for fiscal 1999 is currently estimated at $244.5 million, and with this anticipated transfer, the Fund will total approximately $932.0 million, representing 4.9% of General Fund reserves.

          PROPOSED FISCAL 2000 BUDGET: The General Fund budget for the 1999-2000 fiscal year was approved by the General Assembly in May 1999. The adopted budget includes estimated spending of $19.1038 billion and estimated revenues (net of estimated tax refunds and enacted tax changes) of $18.7185 billion. Funds to cover the $342.1 million difference between estimated revenues and projected spending will be obtained from a draw down of the projected fiscal 1999 year-end balance. The level of proposed spending represents an increase of 3.8% over the revised spending authorized for fiscal 1999 of $18.3603 billion. Enacted tax changes effective for fiscal 2000 total a net reduction of $380.2 million for the General Fund.

          The estimate of Commonwealth revenues for fiscal 1999 is based on an economic forecast for real gross domestic product to grow at a 1.4% rate. Growth of real gross domestic product is expected to be restrained by a slowing of the rate of consumer spending to a level consistent with personal income gains and by smaller gains in business investment in response to falling capacity utilization and profits. Slowing economic growth is expected to cause the unemployment rate to rise through the fiscal year but inflation is expected to remain moderate. Trends for the Pennsylvania economy are expected to maintain their close association with national economic trends. Personal income growth is anticipated to remain slightly below that of the U.S. while the Pennsylvania unemployment rate is anticipated to be very close to the national rate.

          Commonwealth revenues (excluding the estimated cost of enacted tax reductions) are projected to increase by 3.1% over revised fiscal 1999 estimates, with tax revenues expected to rise by 2.9%. Appropriations from Commonwealth funds increase by 3.8% over revised fiscal 1999 appropriations. Program areas that have been proposed to receive funding increases above the 2.9 % average include corrections, basic education, special education, and medical assistance. Enacted tax cuts for fiscal 2000 total an estimated $380.2 million in the General Fund. The major components of the tax reductions are: (i) the tax rate for the capital stock and franchise taxes by one mill to 10.99 mills ($91.6 million); (ii) repeal the gross receipts tax on regulated gas companies ($78.4 million); (iii) lower the current $300 minimum capital stock and franchise tax to $200 ($16.2 million); (iv) raise the annual cap on net operating loss credits per taxpayer from $1.0 million to $2.0 million ($35.5 million); (v) increase the weighting from 50% to 60% of the sales factor used in the apportionment formula to calculate Pennsylvania taxable income for corporate net income purposes ($31.5 million); (vi) restructure the public utility realty tax ($54.6 million); and (vii) expand the income limit to qualify for personal income tax forgiveness by $500 to $6,500 per dependent ($7.5 million). Most major changes are effective January 1, 1999.

          MOTOR LICENSE FUND: The State Constitution requires that all proceeds of motor fuels taxes, vehicle registration fees, license taxes, operators' license fees and other excise taxes imposed on products used in motor transportation shall be used exclusively for construction, reconstruction, maintenance and repair of and safety on highways and bridges and for the payment of debt service on obligations incurred for such purposes. The Motor License Fund is the fund through which most such revenues are accounted for and expended. Portions of certain taxes whose receipts are deposited into the Motor License Fund are legislatively restricted to specific transportation program. These receipts are accounted for in restricted accounts in the Motor License Fund and are not included in the budgetary basis presentations or discussion on the Motor License Fund. The Motor License Fund budgetary basis includes only unrestricted revenue available for annual appropriation for highway and bridge purposes.

          COMMONWEALTH DEBT. Current constitutional provisions permit Pennsylvania to issue the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years, (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.

          General obligation debt totaled $4,724.5 million at June 30, 1998, a decrease of $70.6 million from June 30, 1997. Over the 10-year period ended June 30, 1998, total outstanding general obligation debt increased at an annual rate of 0.1%, but for the five years ended June 30, 1998, it has decreased at the annual rate of 1.3%. All outstanding general obligation bonds of the Commonwealth are rated "AA" by Standard and Poor's Corporation, "Aa3" by Moody's Investors Service, and "AA" by Fitch Investors Service. The ratings reflect only the views of the rating agencies.

          Pennsylvania engages in short-term borrowing to fund expenses within a fiscal year through the sale of tax anticipation notes, subject to applicable statutory and constitutional limitations generally imposed on bonds. The principal amount issued, when added to that already outstanding, may not exceed in aggregate 20% of the revenues estimated to accrue to the appropriate fund in the fiscal year. The Commonwealth is not permitted to fund deficits between fiscal years with any form of debt, and all year-end deficit balances must be funded within the succeeding fiscal year's budget. Pennsylvania issued a total of $225.0 million of tax anticipation notes for the account of the General Fund in fiscal 1998, and none in fiscal 1999. The term of such borrowings may not exceed three years. As of April 30, 1999, there were $21.4 million of bond anticipation notes outstanding, all of which must mature by February 2, 2000.

          STATE-RELATED OBLIGATIONS. Certain state-created agencies have statutory authorization to incur debt for which no legislation providing for state appropriations to pay debt service thereon is required. The debt of these agencies is supported by assets of, or revenues derived from, the various projects financed and the debt of such agencies is not an obligation of Pennsylvania although some of the agencies are indirectly dependent on Commonwealth appropriations. The following agencies had debt currently outstanding as of June 30, 1998: Delaware River Joint Toll Bridge Commission ($51.4 million), Delaware River Port Authority ($504.1 million), Pennsylvania Economic Development Financing Authority ($1,106.4 million), Pennsylvania Energy Development Authority ($43.1 million), Pennsylvania Higher Education Assistance Agency ($1,633.8 million), Pennsylvania Higher Educational Facilities Authority ($3,057.6 million), Pennsylvania Industrial Development Authority ($394.5 million), Pennsylvania Infrastructure Investment Authority ($196.4 million), Pennsylvania Turnpike Commission ($1,127.9 million), Philadelphia Regional Port Authority ($59.5 million), and the State Public School Building Authority ($343.3 million). In addition, the Governor is statutorily required to place in the budget of the Commonwealth an amount sufficient to make up any deficiency in the capital reserve fund created for, or to avoid default on, bonds issued by the Pennsylvania Housing Finance Agency ($2,716.4 million of revenue bonds as of June 30, 1998), and an amount of funds sufficient to alleviate any deficiency that may arise in the debt service reserve fund for bonds issued by The Hospitals and Higher Education Facilities Authority of Philadelphia ($1.1 million of the loan principal was outstanding as of June 30, 1998.)

          LITIGATION. Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations, including suits relating to the following matters: (i) Approximately 3,500 tort suits are pending against the Commonwealth pursuant to the General Assembly's 1978 approval of a limited waiver of sovereign immunity which permits recovery of damages for any loss up to $250,000 per person and $1,000,000 per accident ($20 million was appropriated from the Motor License Fund for fiscal 1999); (ii) The ACLU filed suit in April 1990 in federal court demanding additional funding for child welfare services (no estimates of potential liability are available), which the Commonwealth is seeking to have dismissed based on, among other things, the settlement in a similar Commonwealth Court action that provided for more funding in fiscal 1991 as well as a commitment to pay to counties $30.0 million over 5 years. In January 1992, the district court denied the ACLU's motion for class certification, but that ruling was overturned in 1994 by the Third Circuit. In July 1998, the plaintiffs entered into a settlement agreement with the City of Philadelphia and related parties, and the district court has preliminarily approved the settlement; (iii) In 1987, the Supreme Court of Pennsylvania held that the statutory scheme for county funding of the judicial system was in conflict with the Pennsylvania Constitution but stayed judgment pending enactment by the legislature of funding consistent with the opinion. In response to an action in mandamus filed by the State Association of County Commissioner, the Court appointed Senior Judge Frank
J. Montemuro, Jr. as special master to devise and submit a plan for implementation of its order. In July 1997, Justice Montemuro filed the INTERIM REPORT OF THE MASTER wherein he recommends a four phase transition to state funding of a unified Judicial system, during each of which specified court employees would transfer into the state payroll system. Numerous objections to the report were filed by September 1, 1997, but the Court has taken no action on them. As Phase I of his proposed plan, Justice Montemuro recommended that the General Assembly provide for an administrative structure of local court administrators to be employed by the Administrative Office of Pennsylvania Courts, a state agency. In April 1998, the General Assembly enacted the General Appropriation Act of 1998, including an appropriation to the Supreme Court of approximately $12.0 million to enable the Commonwealth to implement Phase I of Justice Montemuro's plan; however, no funds may be expended until legislation has been approved by the General Assembly providing for the payment of Commonwealth compensation of county court administrators. Because no such legislation has yet been enacted, the $12.0 million appropriated to the Judicial Department cannot be used; (iv) Actions have been filed in both state and federal court by an association of rural and small schools and several individual school districts and parents challenging the constitutionality of the Commonwealth's system for funding local school districts. The federal case has been stayed pending resolution of the state case. After a lengthy trial, Judge Pellegrini on July 9, 1998, issued an opinion and decree NISI dismissing the petitioners' claim in its entirety, holding that Pennsylvania's system for funding public schools is constitutional under both the education clause and the equal protection clause of the Pennsylvania Constitution. The petitioners filed a timely motion for post-trial relief, taking exception to many of the findings of fact and conclusions of law, and also filed an application with the Supreme Court of Pennsylvania to assume extraordinary, plenary jurisdiction over the case to decide one legal issue. The Supreme Court accepted the case, and indicated that it will not hear oral argument but will decide the petitioners' motion based on the briefs alone. There is no available estimate of potential liability; (v) Several banks have filed suit against the Commonwealth contesting the constitutionality of a 1989 law imposing a bank shares tax on banking institutions. After the Commonwealth Court ruled in favor of the Commonwealth, finding no constitutional deficiencies, Fidelity Bank, the Commonwealth, and certain intervenor banks filed Notices of Appeal to the Pennsylvania Supreme Court. Pursuant to a Settlement Agreement the Commonwealth agreed to enter a credit in favor of Fidelity in settlement of the constitutional and non-constitutional issues including interest. Pursuant to a separate Settlement Agreement the Commonwealth settled with the intervening banks, referred to as "New Banks." Although the described settlements have quantified the Commonwealth's exposure to Fidelity and the intervening banks, other banks filed protective Petitions, and Royal Bank pursued new constitutional challenges in the Commonwealth Court. In January 1998, the Commonwealth Court upheld the Act's constitutionality and in May 1999, the Supreme Court affirmed the ruling; (vi) In November 1995, the Commonwealth and the Governor, along with the City of Philadelphia and its Mayor, were joined as additional respondents in an enforcement action commenced in Commonwealth Court in 1973 by the Pennsylvania Human Relations Commission against the School District of Philadelphia pursuant to the Pennsylvania Human Relations Act. The enforcement action was pursued to remedy unintentional conditions of segregation in the public schools of Philadelphia. The Commonwealth and the City were joined in the "remedial phase" of the proceeding to determine their liability, if any, and to pay additional costs necessary to remedy the unlawful conditions found to exist in the Philadelphia public schools. After trial, Judge Smith issued an Opinion and Order, granting in relevant part, judgment in favor of the School District of Philadelphia and ASPIRA and against the Commonwealth and Governor. The Commonwealth appealed and requested the Supreme Court to enter judgments in favor of the Commonwealth and the Governor on all claims. In February 1998, the Supreme Court heard oral argument on these issues and took the matter under advisement; (vii) In February 1997, five residents of the City of Philadelphia, on their own behalf and on behalf of their school-aged children, joined by the City of Philadelphia, the School District of Philadelphia, and two non-profit organizations, filed in the Commonwealth Court of Pennsylvania a civil action for declaratory judgment against the Commonwealth of Pennsylvania and several state officials. The petitioners claim, INTER ALIA, that Pennsylvania's statutory financing and funding of the education system is unconstitutional as applied to the School District of Philadelphia. The respondents filed preliminary objections seeking dismissal of the action, and in March 1998, the Commonwealth Court sustained the respondents' preliminary objections and dismissed the case on the grounds that the issues presented are not justiciable. An appeal to the Supreme Court of Pennsylvania is pending and briefing is complete. The Court has indicated that it will decide the case based solely on the briefs; it will not hear oral argument; and (viii) In March 1997, Rite Aid filed in the U.S. District Court a civil action against the Secretary of Public Welfare (Secretary), alleging that the state regulation governing payment rates for prescription drugs and related services provided to recipients of benefits under the Pennsylvania Medical Assistance Program (Medicaid) violated various provisions of Title XIX of the Social Security Act (the Medicaid Act) and regulations of the U.S. Department of Health and Human Services, as well as provisions of state law and federal constitutional due process. After allowing the Pennsylvania Pharmacists Association (PPA) to intervene as a plaintiff, the district court granted motions of Rite Aid and PPA for summary judgment and denied a cross-motion of the Secretary. The court declared that the pharmacy reimbursement rates made effective after October 1, 1995, were adopted by the Secretary in violation of the Medicaid Act and enjoined the Secretary from using those rates for reimbursement of any prescription drugs and related services provided to Medicaid recipients after October 1, 1998. The Secretary timely appealed the district court's orders, and Rite Aid and PPA filed cross-appeals. On March 22, 1999, the U.S. Court of Appeals for the Third Circuit reversed the district court's order and remanded for further proceedings, holding INTER ALIA that the Secretary had not violated the Medicaid Act in adopting rates in 1995. The plaintiffs have filed an application for rehearing.

          PHILADELPHIA. The City of Philadelphia is the largest city in the Commonwealth, with an estimated population of 1,585,577 according to the 1990 Census. Philadelphia functions both as a city of the first class and a county for the purpose of administering various governmental programs.

          Legislation providing for the establishment of the Pennsylvania Intergovernmental Cooperation Authority ("PICA") to assist first class cities in remedying fiscal emergencies was enacted by the General Assembly and approved by the Governor in June 1991. PICA is designed to provide assistance through the issuance of funding debt to liquidate budget deficits and to make factual findings and recommendations to the assisted city concerning its budgetary and fiscal affairs. An intergovernmental cooperation agreement between Philadelphia and PICA was approved by City Council and the PICA Board and signed by the Mayor in January, 1992. At the present time, Philadelphia is operating under a five year fiscal plan approved by PICA on June 9, 1998.

          PICA has issued $2,371.7 million of its Special Tax Revenue Bonds. This financial assistance has included the refunding of certain City general obligation bonds, funding of capital projects and the liquidation of the cumulative general fund balance deficit of Philadelphia as of June 30, 1992, of $224.9 million. The audited General Fund balance as of June 30, 1998, showed a surplus of approximately $169.2 million.

TEXAS SERIES

          GENERAL. Beginning in late 1982, the decline of the State's oil and gas industry, the devaluation of the Mexican peso and the generally soft national economy combined to cause a significant reduction in the rate of growth of State revenues. During late 1985 and early 1986, the price of oil fell dramatically worldwide. This drop in oil prices created a ripple that caused other sectors of the State's economy, such as real estate, to decline. As a result of an increase in non-performing loans in the energy and real estate sectors, major Texas bank holding companies, individual banks and savings and loans experienced losses or sharp downturns in profitability and many sought Federal assistance from the FDIC.

          Since the early 1990's, the State's economy has rebounded in several areas and has significantly improved its performance since the deep recession of the 1980's. As a result of budget trimming and increasing taxes, and the improving Texas economy, the State finished fiscal years 1990, 1991, 1992, 1993, 1994, 1995, 1996, 1997 and 1998 with surpluses in the General Revenue Fund of $767 million, $1.005 billion, $609 million, $1.623 billion, $2.225 billion, $2.101 billion, $2.270 billion, $2.685 billion and $3.330 billion, respectively.

          In the past decade, the Texas economy has seen a major shift from oil and gas industry reliance to diversification into the technology and computer industry. In 1981, the gas, oil and chemical industry accounted for 26% of the State's total output of goods and services. Today, those businesses account for less than 12% of the State's economy. Fifteen years ago, the Texas oil and gas industry was about six times as large as the State's high technology industry. Today, the oil and gas industry is only slightly larger than the high technology industry, and depending upon the definition of high technology that one employs, there are now more Texans employed in high technology industries than there are in oil and gas related mining and manufacturing activities.

          The State's unemployment rate fell for the sixth straight year in 1998, dropping to its lowest level since 1979. After climbing to an average of over 7.5% in 1992 the unemployment rate successively fell to 6.0% in 1995, 5.6% in 1996, and 5.4% in 1997, before shrinking even further to a rate of 4.8% in 1998. For the first quarter 1999, the rate stood at 4.6%. The new jobs in Texas are largely in industries perceived to have better-than-average prospects for continued growth, such as knowledge-based manufacturing and services. This mix of job growth in Texas should provide a strong base for sustainable growth in the future.

          In the overall race for new job growth, Texas has been the national leader for most of the 1990's, adding more jobs than any other state during that period, and accounting for nearly 12% of the nation's total job growth. Total employment in Texas has been steadily improving since 1991. After making seasonal adjustments, total non-farm employment stood at 8.774 million at the end of 1997. This was an increase of 375,000 non-farm jobs over the number recorded during the last month of 1996. By the end of 1998, the number had climbed again, reaching 9.077 million in December of that year.

          Over the past 12 months, 91% of the jobs added to Texas employment rolls were in service-oriented sectors. Service and wholesale and resale trade industries together account for over half the non-farm employment (51%), but recent numbers indicate the strongest growth exists in two other sectors. Fueled by high consumer confidence and a resulting increase in new housing starts, the construction sector continued to outpace all other categories in job growth during the 12 months between February 1998 and 1999. The sector's employment ranks rose to 518,000 persons over that period, for an increase of 36,400 jobs and a growth rate of 7.5%. Over the past three years, construction employment has increased at an average rate of 6.7% per year. The finance, insurance, and real estate (FIRE) sector followed construction to claim the second spot among sectors in terms of employment growth rate. The FIRE sector responded to strong investment and real estate markets, by adding 25,300 jobs for the 12 month period ending in February 1999. This addition yielded a growth rate of 5.2% and a total number of 510,200 jobs.

          Among other sectors, the rapid growth of Internet and cellular communications helped employment in the transportation, communication, and public utilities (TCPU) sector to grow 4.7% between February 1998 and February 1999. The number of jobs in the sector expanded from 532,500 in February 1998 to 557,400 jobs a year later. This result was achieved despite no gain in utilities where expected deregulation put the industry's hiring plans on hold. The ranks of the health, business, and miscellaneous services sector swelled to over 2.593 million persons during the highlighted period, adding 111,600 jobs between February 1998 and February 1999. This increase provided the single largest number of the new jobs in Texas, and yielded a growth rate of 4.5% for the sector.

          On a national scale, Texas was second in job creation during fiscal 1998, climbing one spot to 10th among the fifty states in terms of job growth (in percentage terms). High-tech manufacturing continues to provide diversification to the State's economy, along with notable increases in the financial services and telecommunication sector. Texas' economy, as measured by its gross State product, accounts for 7.5% of the total economy of the United States, and growth of the Texas economy has outpaced national GNP growth by more than a full percentage point for four of the last five years. The Comptroller of Public Accounts predicts healthy growth in the Texas economy during the next two years, as measured by increases in the gross state product, but at a slower, more normal pace of 3.6% per year, compared to an average annual growth rate of
5.4 % in 1997 and 1998. According to the Comptroller, even at this moderate growth rate, Texas' economic expansion should outpace the annual economic growth of the nation as a whole by 1.4 percentage points.

          STATE DEBT. Except as specifically authorized, the Texas Constitution generally prohibits the creation of debt by or on behalf of the State, with two exceptions: (i) debt created to supply casual deficiencies in revenues which does not exceed in the aggregate, at any one time, $200,000 and (ii) debt to repel invasion, suppress insurrection, defend the State in war or pay existing debt. In addition, the State Constitution prohibits the Legislature from lending the credit of the State to or in aid of any person, including municipalities, or pledging the credit of the State in any manner for the payment of the liabilities of any individual, association of individuals, corporation or municipality. The limitations of the State Constitution do not prohibit the issuance of revenue bonds. Furthermore, obligations which are payable from funds expected to be available during the current budget period do not constitute "debt" within the meaning of the Texas Constitution. Short term obligations such as the Tax and Revenue Anticipation Notes issued by the State Comptroller, which mature within the biennium in which the notes were issued, are not deemed to be debt within the meaning of the state constitutional prohibition.

          At various times, State voters, by constitutional amendment, have authorized the issuance of debt by the State, including general obligation indebtedness for which the full faith and credit and the taxing power of the State may be pledged. In some cases, the authorized indebtedness may not be issued without the approval of the Legislature, but in other cases, the constitutional amendments are self-operating and the debt may be issued without specific legislative action. The total amount of general obligation bonds that have been authorized by the voters is in excess of $8.16 billion.

          Issuance of non-self-supporting Texas bonds declined by $96.5 million in 1998 from the previous fiscal year's total of $2.6463 billion. Conversely, the amount of non-self-supporting revenue (I.E., non-general obligation) bonds increased by $231.7 million during the same period for a total of $685.6 million. As a result of this net increase in the issuance of non-self-supporting bonds, Texas had $3.24 billion in outstanding bonds which must be paid back from the State's general revenue fund as of August 31, 1998. This number evidences a recent trend of increases in the State's total of non-self supporting bond (both general obligation and non-general obligation) debt. The number is up from the $3.10 billion figure for August 31, 1997, and the $3.04 billion and $3.08 billion figures registered on the same dates in 1996 and 1995, respectively.

          Two recent legislative developments regarding State debt should be noted. On November 4, 1997, a proposition was passed which incorporated the provisions of Texas Revised Civil Statutes Article 717k-7(8) into Article III of the Texas Constitution. The statute, which is now contained in Section 49-j of
Article III, prohibits the Legislature from authorizing additional state debt payable from general revenues, including authorized but unissued bonds and lease purchase contracts in excess of $250,000 or for a term of greater than five years, if the resulting annual debt service exceeds 5% of an amount equal to the average amount of general revenue for the three immediately preceding years, excluding revenues constitutionally dedicated for purposes other than payment of debt service. Self-supporting general obligation bonds, although backed by the full faith and credit of the State, are reasonably expected to be paid from other revenue sources and are not expected to create a general revenue draw. Also on November 4, 1997, voters passed a proposition to extend the State's full faith and credit to the Texas Tomorrow Fund, and established the fund as a constitutionally protected fund. The Texas Tomorrow fund is dedicated to the prepayment of higher education tuition and fees.

          REVENUE SOURCES AND TAX COLLECTION. Historically, the primary sources of the State's revenues have been sales taxes, mineral severance taxes and federal grants. Due to the collapse of oil and gas prices and the resulting enactment by recent State Legislatures of new tax measures, including those increasing the rates of existing taxes and expanding the tax base and adding a component of the corporate (franchise) tax measured by income, there has been a reordering in the relative importance of the State's taxes in terms of their contribution to the State's revenue in any year. Because of the State's expansion in Medicaid spending and other Health and Human Services programs requiring federal matching revenues, federal grants are the State's single largest revenue source, accounting for approximately 28.3% of total revenue during fiscal year 1998. Sales taxes are the State's second largest source of revenues (and by far the largest source of tax revenue), accounting for approximately 28.0% of the State's total revenues during fiscal year 1998. Licenses, fees and permits, motor fuels taxes and net lottery proceeds, accounted for approximately 9.2%, 5.6% and 3.7%, respectively, of the State's total revenue in fiscal year 1998. The remainder of the State's revenues are derived primarily from other taxes. The State has no personal income tax. The State does impose a corporate franchise tax based on the greater of a corporation's capital or net earned surplus (I.E., income), from which it derived approximately 4.4% of total revenues in fiscal 1998. The earned surplus component of the corporate franchise tax is, in essence, based upon net income apportionable to the State, and thus works very much like a corporate income tax. The franchise tax has been an increasing source of revenue in recent years.

          Total net revenues and opening cash balances for fiscal years 1994, 1995, 1996, 1997, and 1998 amounted to approximately $40.684 billion, $43.657 billion, $44.696 billion, $49.655 billion, and $49.094 billion, respectively, while tax collections for the same period amounted to $18.106 billion, $18.859 billion, $19.763 billion, $21.188 billion, and $22.634 billion, respectively.

          The 76th State Legislature convened in January 1999 and before adjourning passed a budget for the 2000-2001 biennium. The 2000-2001 budget provides for appropriations totaling $61.4 billion from general revenue related funds and $98.1 billion from all fund sources. The 2000-2001 biennium budget increases general revenue funding by 15.6 %, while funding from all funding sources increased by 13.8% over the provisions of the 1998-1999 biennial budget. For the most part, the Texas legislature maintained its normal expenditure patterns, allocating agencies of education and health and human services 79.5% of 2000-2001 general revenue and dedicated general revenue funds. Public safety and criminal justice is the third largest expenditure of dedicated and non-dedicated general revenue and will consume 10.7% of these funds in 2000-2001. Texas education agencies will receive an increase of 19.3% over 1998-99 dedicated general revenue and non-dedicated general revenue funding levels. For health and human services, funding levels from these funds have increased by 4.2% over the previous biennium.

          LIMITATIONS ON TAXING POWERS. The State Constitution prohibits the State from levying ad valorem taxes on property for general revenue purposes. Property taxes are levied exclusively by county and local taxing authorities. There is also a constitutional prohibition on enacting a personal income tax unless approved by the majority of voters in a referendum.

          The State Constitution also limits the rate of growth of appropriations from tax revenues not dedicated by the Constitution during any biennium to the estimated rate of growth for the State's economy. The Legislature may avoid the constitutional limitation if it finds, by a majority vote of both houses, that an emergency exists. The State Constitution authorizes the Legislature to provide by law for the implementation of this restriction, and the Legislature, pursuant to such authorization, has defined the estimated rate of growth in the State's economy to mean the estimated increase in State personal income.

          PETROLEUM PRODUCTION AND MINING. The Texas economy and the oil and gas industry have been historically linked since the discovery of the Spindletop Field in southeast Texas in 1901. Dramatic increases in the price of oil in 1973-74 and 1979-81 propelled Texas into a leadership position in national economic growth. This situation, however, changed rapidly for Texas during the 1980's. The Texas economy reeled in 1982-83 and again in 1986 as the price of West Texas Intermediate crude oil declined over 50% from $30 per barrel in November 1985 to under $12 per barrel in July 1986. The 1986 crash in oil prices caused economic turmoil, but spawned rapid diversification in the state economy, and the shrunken importance of oil and gas has made the state's economy more similar to that of the nation as a whole. Still, at 12% of the State's gross product, oil and gas remains a major factor in the state's economic mix.

          During the first half of this decade, weak market prices, declining production from Texas fields, and the shifting of exploration activities overseas translated into job losses in the Texas oil and gas industry. Mining jobs bottomed out at 154,600 in November 1995, the lowest level since 1977. By February 1998, the oil and gas industry had taken advantage of firmer prices to increase its ranks to 170,400 employees in yet another of the endless cycles of this still rambunctious industry. In a continuing saga of economic cycles, oil prices fell to a monthly average price below $10.00 per barrel in December 1998 before heading upward again, but the low prices sent employment down to 158,900 by March of 1999.

          The status of the state's oil and gas industry is not represented well by employment numbers alone. Drilling technology and success rates have improved, thereby increasing the productivity per worker and causing a decrease in the number of workers needed to perform the same tasks. Also, because Texas is a headquarters center for exploration worldwide, the state often benefits from exploration beyond its borders. As a result, the inflation-adjusted gross product in the Texas mining industry is about the same size as it was during the 1981 energy boom, when oil and gas employment was nearly double today's number.

          FINANCIAL INSTITUTIONS. Consolidations and mergers continue to shrink the number of Texas banks, but balance sheets in recent years have been predominantly positive. FDIC banking reports appear to show a large drop in Texas banking employment and assets during 1998, but the change is due primarily to a large Texas bank merger, which moved a major headquarters out of state. In general, after a decade of sharp contrasts, the Texas banking industry is enjoying relative stability and healthy returns on assets. Texas banks have reduced unnecessary expenses, improved efficiency, enjoyed reduced deposit insurance premiums, and taken advantage of healthy growth in the State's economy over the past few years. Texas bank failures peaked in 1989, reaching 134 or two-thirds of all bank closing in the nation, but then declined to 29 in 1993. In the five years following 1993, only two banks failed in the State of Texas, both of which occurred in 1996.

          Overall, Texas financial institutions have been profitable in the 1990's. Net bank income has increased progressively in each year from $1.9 billion in 1994 to $2.64 billion in 1997. That number fell to $1.9 billion in 1998, but the drop was more a reflection of the reclassification of a bank headquarters to an out-of-state location than to an actual loss in banking income. For 1998, the Texas Department of Banking reported "low past-dues, high liquidity, strong profit margins, and substantial capital," resulting in an "excellent" general condition of the State's banking industry. The Texas banking industry has made substantial strides toward recovery during the 1990's. Total loans, total equity capital, and total assets rose in 1993, 1994, 1995, 1996, and 1997 before dropping in 1998 as the result of the relocation of a large bank headquarters. The ratio of net income to net assets represented an annualized return on assets of 1.7% in commercial banks at the end of 1998. The value of non-performing loans increased in 1996, reaching $2.7 billion, but then fell 5.9% in 1997 and an additional 12.2% in 1998 for a final figure of slightly over $2.2 billion. These loans have increased with growing defaults on credit cards, but represent only 2.3% of total loans.

          A consolidation of banks and other financial institutions is ongoing. As a result of the trend toward larger banks with multiple branches, Texas had 799 operating banks at the beginning of 1999, down from 1,125 at the beginning of 1992. It is expected that the number of banking organizations in the State will continue to shrink, but the number of branch locations will continue to rise.

          The trend toward consolidation is even more evident in the savings and loan industry. After the real estate debacle of the mid to late 1980's, thrift institutions were saddled with mountains of foreclosed property worth less than the original loan values. Texas had 273 savings and loans in 1984, but most of the State's thrifts lost money each year from 1986 to 1991, and the majority of them closed their doors. Texas had only 52 savings and loan institutions in operation at the end of 1998, despite the fact that profits have been healthy since 1991. Texas savings and loans, benefiting from loan income and a decline of non-performing assets to 1.0%, saw unprofitable institutions decline to 5.8% at the end of 1998. Total assets rose to $52.7 billion in 1998, up from $42.9 billion in 1992. Additionally, aggregate increases were seen in loans, deposits, and equity capital in 1998. The percentage yield on assets declined slightly, from 8.2% in 1997 to 7.8% in 1998.

          PROPERTY VALUES AND TAXES. Various State laws place limits upon the amounts of tax that can be levied upon the property subject to ad valorem taxes within various taxing units, such as cities, counties and the districts which have ad valorem taxing powers (including [without limitation] school and hospital districts). Similarly, the amounts of sales and use taxes which can be levied and the types of property and services to which sales and use taxes apply are subject to legal restrictions.

          The total value of real and personal taxable property reached $708.9 billion as of January 1, 1997, according to records maintained by the Comptroller's property tax division. This represents a 2.3% increase in the tax base from the previous year, and the fifth consecutive year that total value rose after previous year-to-year value declines stretching back into the mid-1980's.

          The increase in value of taxable property was broad-based, with 11 of 13 categories of real property posting some increases from 1996 to 1997. Both single-family and multi-family residential property sectors displayed significant growth in 1997. The market value of single-family residential property climbed to $338.3 billion during 1997, a figure that was up 6.0% from 1996 levels. However, on a taxable basis, the value of single-family homes fell by 5.3% due to increased property tax exemptions. Also in 1997, the value of multi-family residences soared 8.2% over 1996 levels, reaching a figure of $34.1 billion, and the value of commercial and industrial real estate increased a strong 8.1% to $154.2 billion in the same period. The value of commercial and industrial personal property also climbed in 1997, reaching $113.6 billion for a growth rate of 6.4%. One of the strongest gains by any property category was seen in the value of oil, gas, and minerals properties, which rose to $37.1 billion, up 23.4% from 1996 levels. It should be cautioned however, that the strong growth rate in the value of this type of property occurred between 1996 and 1997, and does not reflect changes that have occurred in this volatile industry since then, including the steep drop in oil prices that occurred as recently as December 1998.

          LITIGATION. The State is a party to various legal proceedings relating to its operations and governmental functions, but unrelated to the bonds or the security for the Bonds. In the opinion of the State Comptroller of Public Accounts, based on information provided by the State Attorney General as to the existence and legal status of such proceedings, none of such proceedings, if finally decided adversely to the State, would have a materially adverse effect on the long-term financial condition of the State.

          After protracted litigation over property tax in the early 1990's, the Texas Legislature (in February 1993) approved proposed constitutional amendments that were intended to address the constitutional deficiencies in the State's system of funding public schools that have been noted by the courts. At an election held on May 1, 1993, the voters of the State rejected all of the proposed constitutional amendments.

          Legislation was enacted in late May 1993 (Senate Bill 7), which included provisions concerning the operation of school districts as well as creating a whole new funding system for public education in the State. This bill provided for a two-tiered education finance structure, known as the Foundation School Program. Tier I provides that each school district is entitled to a basic allotment of $2,300.00 per student, financed by ad valorem taxes of $.86 per $100.00 valuation on property within the district, with any deficiency to be made up by the state. Tier 2 provides that school districts may levy additional ad valorem taxes of as much as $.64 per $100.00 valuation. For every cent of the additional tax levy a district undertakes, the State guarantees of yield of $20.55 per student, regardless of how much tax revenue is actually collected. Senate Bill 7 also imposes a cap on a school district's taxable property at a level of $280,000 per student. School districts with property more valuable than $280,000 per student have various choices as to how their taxable property may be brought within the $280,000 cap.

          Senate Bill 7 was immediately challenged by numerous groups of plaintiffs, representing hundreds of school districts, both property-rich and property-poor, as well as many parents and local officials. After a trial on the consolidated actions in the case of EDGEWOOD V. MENO, the district court held that Senate Bill 7 was constitutional, but found that the Legislature had failed to provide efficiently for facilities. The district court accordingly denied most of the relief sought by the plaintiffs but ordered by injunction that no bonds for any school district could be approved, registered, or guaranteed after September 1, 1995, unless the Legislature had provided for the efficient funding of educational facilities by that time. On appeal, the Texas Supreme Court affirmed the constitutionality of the public school finance system enacted in Senate Bill 7 in all respects. The Supreme Court modified the district court's judgment to provide that the relief requested by the plaintiffs was denied in all respects and that the district court's injunction was vacated. In all other respects, the Supreme Court affirmed the district court's judgment.

          There have been attempts to substantially reduce the overall property tax burden during the last two legislative sessions. These attempts met with only modest success. Although there were numerous minor changes, no major property tax reform occurred during the 1999 legislative session.

VIRGINIA SERIES

          This series will invest primarily in Virginia Municipal Obligations. For this reason, the Series is affected by political, economic, regulatory or other developments that constrain the taxing, revenue-collecting and spending authority of Virginia issuers or otherwise affect the ability of Virginia issuers to pay interest, principal, or any premium. The following information constitutes only a brief summary of certain of these developments and does not purport to be a complete description of them. The information has been obtained from recent official statements prepared by the Commonwealth of Virginia relating to its securities, and no independent investigation has been undertaken to verify its accuracy. Moreover, the information relates only to the state itself and not to the numerous special purpose or local government units whose issues may also be held by the Series. The credits represented by such issues may be affected by a wide variety of local factors or structuring concerns, and no disclosure is made here relating to such matters.

          The rate of economic growth in the Commonwealth of Virginia has increased steadily over the past decade. Per capita income in Virginia has been consistently above national levels during that time. The services sector in Virginia generates the largest number of jobs, followed by wholesale and retail trade, state and local government and manufacturing. Because of Northern Virginia, with its proximity to Washington, D.C., and Hampton Roads, which has the nation's largest concentration of military installations, the Federal government has a greater economic impact on Virginia relative to its size than any states other than Alaska and Hawaii.

          According to statistics published by the U.S. Department of Labor, Virginia typically has one of the lowest unemployment rates in the nation. This is generally attributed to the balance among the various sectors represented in the economy. Virginia is one of twenty states with a right-to-work law and is generally regarded as having a favorable business climate marked by few strikes or work stoppages. Virginia is also one of the least unionized among the industrialized states.

          Virginia's state government operates on a two-year budget. The Constitution vests the ultimate responsibility and authority for levying taxes and appropriating revenue in the General Assembly, but the Governor has broad authority to manage the budgetary process. Once an appropriation act becomes law, revenue collections and expenditures are constantly monitored by the Governor, assisted by the Secretary of Finance and the Department of Planning and Budget, to ensure that a balanced budget is maintained. If projected revenue collections fall below amounts appropriated at any time, the Governor must reduce expenditures and withhold allotments of appropriations (other than for debt service and other specified purposes) to restore balance. An amendment to the State Constitution, effective January 1, 1993, established a Revenue Stabilization Fund. This Fund is used to offset a portion of anticipated shortfalls in revenues in years when appropriations based on previous forecasts exceed expected revenues in subsequent forecasts. The Revenue Stabilization Fund consists of an amount not to exceed 10% of Virginia's average annual tax revenues derived from taxes on income and retail sales for the three preceding fiscal years.

          General Fund revenues are principally composed of direct taxes. In recent fiscal years most of the total tax revenues have been derived from five major taxes imposed by Virginia on individual and fiduciary income, state sales and use, corporate income, public service corporations and premiums of insurance companies.

          In September 1991, the Debt Capacity Advisory Committee was created by the Governor through an executive order. The committee is charged with annually estimating the amount of tax-supported debt that may prudently be authorized consistent with the financial goals, capital needs and policies of Virginia. The committee annually reviews the outstanding debt of all agencies, institutions, boards and authorities of Virginia for which Virginia has either a direct or indirect pledge of tax revenues or moral obligation. The Committee provides its recommendations on the prudent use of such obligations to the Governor and the General Assembly.

          The Constitution of Virginia prohibits the creation of debt by or on behalf of Virginia that is backed by Virginia's full faith and credit, except as provided in Section 9 of Article X. Section 9 of Article X contains several different provisions for the issuance of general obligation and other debt, and Virginia is well within its limit for each:

          Section 9(a)(2) provides that the General Assembly may incur general obligation debt to meet certain types of emergencies, subject to limitations on amount and duration; to meet casual deficits in the revenue or in anticipation of the collection of revenues of Virginia; and to redeem a previous debt obligation of Virginia. Total indebtedness issued pursuant to this Section may not exceed 30% of an amount equal to 1.15 times the annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the preceding fiscal year.

          Section 9(b) provides that the General Assembly may authorize the creation of general obligation debt for capital projects. Such debt is required to be authorized by an affirmative vote of a majority of each house of the General Assembly and approved in a statewide election. The outstanding amount of such debt is limited to an amount equal to 1.15 times the average annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the three preceding fiscal years less the total amount of bonds outstanding. The amount of 9(b) debt that may be authorized in any single fiscal year is limited to 25% of the limit on all 9(b) debt less the amount of 9(b) debt authorized in the current and prior three fiscal years.

          Section 9(c) provides that the General Assembly may authorize the creation of general obligation debt for revenue-producing capital projects (so-called "double-barrel" debt). Such debt is required to be authorized by an affirmative vote of two-thirds of each house of the General Assembly and approved by the Governor. The Governor must certify before the enactment of the authorizing legislation and again before the issuance of the debt that the net revenues pledged are expected to be sufficient to pay principal of and interest on the debt. The outstanding amount of 9(c) debt is limited to an amount equal to 1.15 times the average annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the three preceding fiscal years. While the debt limits under Sections 9(b) and 9(c) are each calculated as the same percentage of the same average tax revenues, these debt limits are separately computed and apply separately to each type of debt.

          Section 9(d) provides that the restrictions of Section 9 are not applicable to any obligation incurred by Virginia or any of its institutions, agencies or authorities if the full faith and credit of Virginia is not pledged or committed to the payment of such obligation. There are currently outstanding various types of such 9(d) revenue bonds. Certain of these bonds, however, are paid in part or in whole from revenues received as appropriations by the General Assembly from general tax revenues, while others are paid solely from revenues of the applicable project. The debt repayments of the Virginia Public Building Authority, the Virginia Port Authority, the Virginia College Building Authority Equipment Leasing Program, the Virginia College Building Authority 21st Century Program, the Innovative Technology Authority and the Virginia Biotechnology Research Park Authority have been supported in large part by General Fund appropriations.

          The Commonwealth Transportation Board is a substantial issuer of bonds for highway projects. These bonds are secured by and payable from funds appropriated by the General Assembly from the Transportation Trust Fund for such purpose. The Transportation Trust Fund was established by the General Assembly in 1986 as a special non-reverting fund administered and allocated by the Transportation Board to provide increased funding for construction, capital and other needs of state highways, airports, mass transportation and ports. The Virginia Port Authority has also issued bonds which are secured by a portion of the Transportation Trust Fund.

          Virginia is involved in numerous leases that are subject to appropriation of funding by the General Assembly. Virginia also finances the acquisition of certain personal property and equipment through installment purchase agreements.

          Bonds issued by the Virginia Housing Development Authority, the Virginia Resources Authority and the Virginia Public School Authority are designed to be self-supporting from their individual loan programs. A portion of the Virginia Housing Development Authority, Virginia Public School Authority bonds and the Virginia Resources Authority bonds are secured in part by a moral obligation pledge of Virginia. Should the need arise, Virginia may consider funding deficiencies in the respective debt service reserves for such moral obligation debt. To date, none of these authorities has advised Virginia that any such deficiencies exist.

          Local government in Virginia is comprised of 95 counties, 40 incorporated cities, and 190 incorporated towns. Virginia is unique in that cities and counties are independent, and their land areas do not overlap. The largest expenditures by local governments in Virginia are for education, but local governments also provide other services such as water and sewer, police and fire protection and recreational facilities. The Virginia Constitution imposes numerous restrictions on local indebtedness, affecting both its incurrence and amount.

          In DAVIS V. MICHIGAN (decided March 28, 1989), the United States Supreme Court ruled unconstitutional states exempting from state income tax the retirement benefits paid by the state or local governments without exempting retirement benefits paid by the federal government. At that time, Virginia exempted state and local retirement benefits but not federal retirement benefits. At a Special Session held in April 1989, the General Assembly repealed the exemption of state and local retirement benefits. Following DAVIS, at least five suits, some with multiple plaintiffs, for refunds of Virginia income taxes, were filed by federal retirees. These suits were consolidated under the name of HARPER V. VIRGINIA DEPARTMENT OF TAXATION.

          In a Special Session in 1994, the Virginia General Assembly passed emergency legislation to provide payments in five annual installments to federal retirees in settlement of their claims as a result of DAVIS. In 1995 and 1996, the General Assembly passed legislation allowing more retirees to participate in the settlement. As of June 30, 1997, the estimated total cost to Virginia for the settlement was approximately $316.2 million.

          On September 15, 1995, the Supreme Court of Virginia rendered its decision in Harper, reversing the judgment of the trial court, entering final judgment in favor of the taxpayers, directing that the amounts unlawfully collected be refunded with statutory interest. Virginia issued refund checks on November 9, 1995, to federal government pensioners who opted out of the settlement, and interest stopped accruing as of November 3, 1995. The cost of refunding all Virginia income taxes paid on federal government pensions for taxable years 1985, 1986, 1987 and 1988 was approximately $78.7 million, including interest earnings.

          The total cost of refunding all Virginia income taxes paid on federal pensions on account of the settlement (approximately $316.2 million) and the judgment ($78.7 million) is approximately $394.9 million, of which $329.0 million ($250.2 million in respect of the settlement and the entire $78.7 million in respect of the judgment) had been paid, as of June 30, 1998, leaving $66.0 million payable in respect of the settlement. During the 1998 Session of the General Assembly, legislation was passed providing for the early payment of the remaining balance on September 20, 1998 (subject to appropriation), provided the undesignated and unreserved general fund balances are met on August 15, 1998. Since such balances were not met, a special installment payment of 52.8592% of the remaining balance (or approximately $34.88 million) was made on September 30, 1998, with the payment of the final balance ($3.1 million) made on March 31, 1999.

          Most recently, Moody's has rated the long-term general obligation bonds of Virginia "Aaa," and Standard & Poor's has rated such bonds "AAA." There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions.

                                   APPENDIX B

                 Description of S&P, Moody's and Fitch ratings:

S&P

MUNICIPAL BOND RATINGS

          An S&P municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.

          The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable, and will include:
(1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                       AAA

          Debt rated AAA is the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                       AA

          Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

                                        A

          Principal and interest payments on bonds in this category are regarded as safe. This rating describes the third strongest capacity for payment of debt service. It differs from the two higher ratings because:

          General Obligations Bonds -- There is some weakness in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

          Revenue Bonds -- Debt service coverage is good, but not exceptional. Stability of the pledge revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.

                                       BBB

          Of the investment grade, this is the lowest.

          General Obligations Bonds -- Under certain adverse conditions, several of the above factors could contribute to a lesser capacity for payment of debt service. The difference between "A" and "BBB" ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered.

          Revenue Bonds -- Debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger.

                                BB, B, CCC, CC, C

          Debt rated BB, B, CCC, CC or C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                       BB

          Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.

                                        B

          Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

                                       CCC

          Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

                                       CC

          The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

                                        C

          The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.

                                        D

          Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

          Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

MUNICIPAL NOTE RATINGS

                                      SP-1

          The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

                                      SP-2

          The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

                                      SP-3

The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

COMMERCIAL PAPER RATINGS

          An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

                                       A-1

          This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

                                       A-2

          Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

                                       A-3

          Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Moody's

MUNICIPAL BOND RATINGS

                                       Aaa

          Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                       Aa

          Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                        A

          Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                       Baa

          Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                       Ba

          Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefor not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                        B

          Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

                                       Caa

          Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                       Ca

          Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                        C

          Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          Generally, Moody's provides either a generic rating or a rating with a numerical modifier of 1 for bonds in each of the generic rating categories Aa, A, Baa, Ba and B. Moody's also provides numerical modifiers of 2 and 3 in each of these categories for bond issues in the health care, higher education and other not-for-profit sectors; the modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates that the issue is in the mid-range of the generic category; and the modifier 3 indicates that the issue is in the low end of the generic category.

MUNICIPAL NOTE RATINGS

          Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). Such ratings recognize the difference between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

          A short-term rating may also be assigned on an issue having a demand feature. Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

          Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4. As the name implies, when Moody's assigns a MIG or VMIG rating, all categories define an investment grade situation.

                                  MIG 1/VMIG 1

          This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                                  MIG 2/VMIG 2

          This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

                                  MIG 3/VMIG 3

          This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                                  MIG 4/VMIG 4

          This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

COMMERCIAL PAPER RATINGS

          The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

          Issuers (or related supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          Issuers (or related supporting institutions) rated Prime-3 (P-3) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirements for relatively high financial leverage. Adequate alternate liquidity is maintained.

Fitch

MUNICIPAL BOND RATINGS

          The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                                       AAA

          Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonable foreseeable events.

                                       AA

          Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

                                        A

          Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                                       BBB

          Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                                       BB

          Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

                                        B

          Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

                                       CCC

          Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

                                       CC

          Bonds rated CC are minimally protected. Default payment of interest and/or principal seems probable over time.

                                        C

          Bonds rated C are in imminent default in payment of interest or principal.

                                  DDD, DD and D

          Bonds rated DDD, DD and D are in actual or imminent default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds and D represents the lowest potential for recovery.

          Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category covering 13-36 months or the DDD, DD, or D categories.

SHORT-TERM RATINGS

          Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

          Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                                      F-1+

          EXCEPTIONALLY STRONG CREDIT QUALITY. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                                       F-1

          VERY STRONG CREDIT QUALITY. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                                       F-2

          GOOD CREDIT QUALITY. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

                                                             December 22, 1999


                    Dreyfus Premier State Municipal Bond Fund
                Supplement to Statement of Additional Information
                             Dated September 1, 1999

          Effective December 31, 1999, the following information supersedes and replaces the first sentence of the first paragraph contained in the section of the Fund's Statement of Additional Information entitled "How to Buy Shares-- Right of Accumulation - Class A Shares."

          Reduced sales loads apply to any purchase of Class A shares, shares of other funds in the Dreyfus Premier Family of Funds which are sold with a sales load, shares of certain other funds advised by the Manager or Founders Asset Management LLC ("Founders"), an affiliate of the Manager, which are sold with a sales load and shares acquired by a previous exchange of such shares (hereinafter referred to as "Eligible Funds"), by you and any related "purchaser" as defined above, where the aggregate investment, including such purchase, is $50,000 or more.

          Effective December 31, 1999, the following information supersedes and replaces the first sentence of the first paragraph contained in the section of the Fund's Statement of Additional Information entitled "Shareholder Services -- Fund Exchanges."

          Clients of certain Service Agents may purchase, in exchange for Class A, Class B or Class C shares of a Series, shares of the same Class of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds, to the extent such shares are offered for sale in your state of residence.

          Effective December 31, 1999, the following information supersedes and replaces the first sentence of the first paragraph contained in the section of the Fund's Statement of Additional Information entitled "Shareholder Services -- Dreyfus Auto-Exchange Privilege."

          Dreyfus Auto-Exchange Privilege permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for Class A, Class B or Class C shares of a Series, shares of the same Class of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds, of which you are a shareholder.

          Effective December 31, 1999, the following information supersedes and replaces the first sentence of the first paragraph contained in the section of the Fund's Statement of Additional Information entitled "Shareholder Services - Dreyfus Dividend Options."

          Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from the Fund in shares of the same Class of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds, of which you are a shareholder.

                                                               March 22, 2000

                    DREYFUS PREMIER STATE MUNICIPAL BOND FUND
                SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                             DATED SEPTEMBER 1, 1999


1. THE FOLLOWING INFORMATION REPLACES ALL CONTRARY INFORMATION CONTAINED IN THE SECTIONS OF THE STATEMENT OF ADDITIONAL INFORMATION ENTITLED DESCRIPTION OF THE FUNDS, MANAGEMENT OF THE FUNDS AND MANAGEMENT ARRANGEMENTS:


          Effective March 22, 2000, Dreyfus Service Corporation (DSC) became the distributor to each Fund. DSC is located at 200 Park Avenue, New York, NY 10166.

2. THE FOLLOWING INFORMATION REPLACES THE INFORMATION CONTAINED IN THE SECTION OF THE STATEMENT OF ADDITIONAL INFORMATION ENTITLED MANAGEMENT OF THE FUNDS - OFFICERS OF THE FUND:

STEPHEN E. CANTER, PRESIDENT. President, Chief Operating Officer, and Chief
     Investment Officer of the Manager, and an officer of other investment companies advised and administered by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 54 years old.

MARK. JACOBS, VICE PRESIDENT. Vice President, Secretary and General Counsel of the Manager, and an officer of other investment companies advised and administered by the Manager. He is 53 years old.

JOSEPH CONNOLLY, VICE PRESIDENT AND TREASURER. Director - Mutual Fund Accounting of the Manager, and an officer of other investment companies advised and administered by the Manager. He is 42 years old.

STEVEN F. NEWMAN, ASSISTANT SECRETARY. Associate General Counsel and Assistant
     Secretary of the Manager, and an officer of other investment companies advised and administered by the Manager. He is 50 years old.

JANETTE FARRAGHER, ASSISTANT SECRETARY. Assistant General Counsel of the
     Manager, and an officer of other investment companies advised and administered by the Manager. He is 37 years old.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY. Associate General Counsel of the
     Manager, and an officer of other investment companies advised and administered by the Manager. He is 40 years old.

GREGORY S. GRUBER, ASSISTANT TREASURER. Senior Accounting Manager - Municipal
     Bond Funds of the Manager, and an officer of other investment companies advised and administered by the Manager. He is 40 years old.

The address of each Fund officer is 200 Park Avenue, New York, NY 10166.

3. The following information supplements the information contained in the section of the SAI entitled "Management Arrangements - Distributor":

          Disclosure of the amounts retained by "the distributor" on the sale of shares of the Fund refers to amounts retained by Premier Mutual Fund Services, Inc. ("Premier"), the Fund's distributor prior to March 22, 2000. No information is provided for Dreyfus Service Corporation, as it was not the Fund's distributor as of the Fund's last fiscal year end.

4. The clause "Pursuant to an agreement with the Distributor" hereby is deleted in the following sections of the SAI; (i) the last sentence of the second paragraph of the section of the SAI entitled "How to Buy Shares - Class A Shares", and (ii) the first sentence of the section entitled "How to Buy Shares
- Class B and C Shares".

Dreyfus
Premier Municipal
Bond Fund

ANNUAL REPORT
April 30, 1999

Year 2000 Issues
(Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                                    Contents

                                    THE FUND

                           2 Letter from the President

                        3 Discussion of Fund Performance

                               6 Fund Performance

                           8 Statement of Investments

                     17 Statement of Assets and Liabilities

                           18 Statement of Operations

                      19 Statement of Changes in Net Assets

                             21 Financial Highlights

                        24 Notes to Financial Statements

                        28 Report of Independent Auditors

                          29 Important Tax Information

                              FOR MORE INFORMATION

                                   Back Cover

                                                                      The Fund

                       Dreyfus Premier Municipal Bond Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Municipal Bond Fund, covering the 12-month period from May 1, 1998 through April 30, 1999. Inside, you'll find valuable information about how the Fund was managed during the period, including a discussion with the Fund's portfolio manager, Sam Weinstock.

The past year has generally been rewarding for municipal bond investors. Lower short-term interest rates adopted by the Federal Reserve Board and other central banks in the fall of 1998 appear to have helped many U.S. businesses withstand the effects of economic weakness in Japan, Asia and Latin America. At the same time, the U.S. economy has entered its eighth year of expansion in an environment characterized by low inflation and high levels of consumer spending.

In the second half of the reporting period, tax-exempt fixed-income securities provided good results, especially relative to taxable U.S. Treasury securities. While prices of U.S. Treasury securities declined significantly through the second half of the reporting period, a lack of new issuance relative to robust investor demand supported most municipal bond prices, which have remained relatively unchanged over the past six months. As a result, the differences in valuations between taxable U.S. Treasury securities and tax-exempt bonds, which reached historically wide levels last October, have since narrowed to a more historically normal relationship.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Premier Municipal Bond Fund.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation

DISCUSSION OF FUND PERFORMANCE

Sam Weinstock, Portfolio Manager

How did Dreyfus Premier Municipal Bond Fund perform?

The Fund's Class A shares produced a total return of 3.96% over the 12-month period ended April 30, 1999, 1 compared to a total return of 5.78% for the Lipper General Municipal Debt Funds category.2 The Fund produced a total return of 3.43% for Class B shares and 3.16% for Class C shares over the 12-month period ended April 30, 1999. 1

The Fund's performance during the period was negatively impacted by two large positions that significantly lagged the market. One position was sold during the period. The second position remains in the portfolio based on its continuing high credit rating and our belief regarding its potential for improved performance in the future.

What is the Fund's investment approach?

Our goal is to seek as high a level of federally tax-exempt income as is practical from a diversified portfolio of municipal bonds. To achieve this objective, we employ four primary strategies. First, we strive to identify the maturity range that we believe will provide the most favorable returns over the next year or two. Second, we evaluate issuers' credit quality to find bonds that we believe provide the best risk-reward trade-off at an attractive price. Third, we look for bonds with attractively high interest payments, even if they sell at a premium to face value. Fourth, we assess individual bonds' early redemption features, focusing on those that cannot be redeemed soon by their issuers. Typically, the bonds we select for the portfolio will have several of these qualities.

We also evaluate bonds' likely performance under various market scenarios. When we find securities that we believe will provide the best expected returns over an anticipated market range, we select them. Other securities may be held because they both participate in market rallies and provide protection against market declines.

What other factors influenced the Fund's performance?

When the Asian currency and credit crisis spread to Russia and threatened Latin America last summer and fall, investors flocked to U.S. Treasury securities. As a result, yields on taxable Treasuries fell briefly in October to levels that were roughly equivalent to yields on comparable tax-exempt bonds.

However, the Federal Reserve Board and other central banks moved quickly to stimulate global economic growth. Because investors feared that a stronger economy might reignite inflationary pressures, yields on longer term bonds rose throughout the first four months of 1999. However, the extent of that rise was much greater for taxable U.S. Treasury securities than for tax-free municipal bonds.

In addition, because of strong economic conditions throughout the country, many states and municipalities have had less need to borrow. Yet, demand from investors seeking to minimize their income tax liabilities has remained high. This balance between supply and demand helped keep municipal bond prices relatively stable while U.S. Treasury bond prices fell sharply. As a result, as of April 30, long-term tax-exempt bonds provided about 90% of the yield of taxable U.S. Treasury securities.

What is the Fund's current strategy?

We continue to search for bonds with attractive characteristics. We have found such securities, in our opinion, in intermediate-maturity bonds. In our view, these bonds have represented better values than longer term bonds because they provided most of the yield with substantially less potential volatility. Their returns are favorable due to the expected slightly lower yields realized as the maturities of the bonds shorten over time. Accordingly, we have structured the portfolio to emphasize bonds with maturities in the 15- to 20-year range, which can achieve this advantage.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

2 Source: Lipper Analytical Services, Inc.

FUND PERFORMANCE

[INSERT GRAPH]

$21,615
Lehman Brothers Municipal
Bond Index*

$20,577
Dreyfus Premier Municipal Bond Fund (Class A Shares)

Comparison of change in value of $10,000 investment in the Fund's Class A shares and the Lehman Brothers Municipal Bond Index

*  Source: Lehman Brothers.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A shares of Dreyfus Premier Municipal Bond Fund (the "Fund") on 4/30/89 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index (the "Index") on that date. All dividends and capital gain distributions are reinvested. Performance for Class B and Class C shares will vary from the performance of Class A shares shown above due to differences in charges and expenses. The Fund invests primarily in municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses. The Index, unlike the Fund, is an unmanaged total return performance benchmark for the long-term, investment-grade tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall. The Index does not take into account charges, fees and other expenses which can contribute to the Index potentially outperforming or underperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

--------------------------------------------------------------------------------
Average Annual Total Returns as of 4/30/99
                       Inception                               From
                         Date      1 Year   5 Years 10 Years Inception
--------------------------------------------------------------------------------
Class A Shares
with sales charge
 (4.5%)               (11/26/86)   (0.70)%   6.06%    7.48%     --
without sales charge  (11/26/86)    3.96%    7.04%    7.98%     --
Class B Shares
with redemption*       (1/15/93)   (0.48)%   6.17%     --      6.12%
without redemption     (1/15/93)    3.43%    6.49%     --      6.12%
Class C Shares
with redemption**      (7/13/95)    2.18%     --       --      5.55%
without redemption     (7/13/95)    3.16%     --       --      5.55%

Past performance is not predicitive of future performance.


* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.

** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

STATEMENT OF INVESTMENTS
April 30, 1999

--------------------------------------------------------------------------------
                                                      Principal
Long-Term Municipal Investments--100.3%               Amount($)       Value ($)
--------------------------------------------------------------------------------
Arizona--1.0%

Maricopa County Pollution Control Corporation,
  PCR, Refunding
  (Public Service Co.--New Mexico Project)
     6.30%, 12/1/2026                                5,000,000       5,262,300

California--3.5%
Foothill/Eastern Transportation Corridor Agency,
  Toll Road Revenue:
    6%, 1/1/2034                                     5,000,000       5,372,050
    5%, 1/1/2035                                     8,000,000       7,610,560
San Joaquin Hills Transportation Corridor Agency,
  Toll Road Revenue
  (Senior Lien) 5%, 1/1/2033                         6,500,000       6,189,950

Colorado--9.2%
Arapahoe County Capital Improvement Trust Fund,
  Highway Revenue (E-470 Project):
  Zero Coupon, 8/31/2005                             2,530,000       1,946,860
  Zero Coupon, 8/31/2007 (Prerefunded 8/31/2005)a    4,000,000       2,746,840
  7%, 8/31/2026 (Prerefunded 8/31/2005)a            11,000,000      13,096,490
Dawson Ridge, Metropolitan District Number 1,
  Refunding:
  Zero Coupon, 10/1/2017                             9,930,000       3,492,083
  Zero Coupon, 10/1/2022                            47,535,000      12,587,268
Denver City and County, Airport Revenue:
  7.50%, 11/15/2023 (Prerefunded 11/15/2004)a        2,060,000       2,448,804
  7.50%, 11/15/2023                                  9,715,000      11,094,044
  7%, 11/15/2025                                     3,405,000       3,601,741

Connecticut--4.4%
Connecticut Clean Water Fund, Revenue:
  4.75%, 9/1/2017                                    3,000,000       2,943,990
  4.875%, 9/1/2022                                   3,000,000       2,946,450
Connecticut Development Authority:
  First Mortgage Gross Revenue
    (Elim Park Baptist Home, Inc. Project)
      9%, 12/1/2020 (Prerefunded 12/1/1999)a         3,000,000       3,185,250
    PCR, Refunding (Connecticut Light & Power)
      5.85%, 9/1/2028                                8,000,000       8,084,880
Connecticut Health and Educational Facilities Authority,
  Revenue, Refunding (Norwalk Hospital):
  4.625%, 7/1/2013 (Insured; FSA)                      670,000         661,055
  4.70%, 7/1/2014 (Insured; FSA)                       535,000         528,398
  5%, 7/1/2019 (Insured; FSA)                        1,000,000         991,780

Connecticut (continued)
Mashantucket Western Pequot Tribe, Special Revenue
  5.75%, 9/1/2027d                                   4,750,000       4,881,860

Delaware--.7%
Delaware Housing Authority, MFMR 7%, 5/1/2025        3,725,000       4,035,292

Florida--6.5%
Florida Department of Transportation,
  Refunding (Right of Way) 4.75%, 7/1/2020           9,875,000       9,436,155
Lee County Industrial Development Authority,
  Health Care Facilities Revenue
  (Cypress Cove Health Park):
  5.625%, 10/1/2002                                  2,000,000       2,027,460
  5.875%, 10/1/2004                                  2,000,000       2,058,200
  6.25%, 10/1/2017                                   3,000,000       3,122,160
Palm Beach County, Solid Waste IDR:
  (Okeelanta Power LP Project) 6.85%, 2/15/2021b     6,750,000       5,163,750
  (Osceola Power LP) 6.95%, 1/1/2022b                7,500,000       5,662,500
Santa Rosa Bay Bridge Authority, Revenue
6.25%, 7/1/2028                                      3,000,000       3,295,050
Tampa Bay Water Utilities Systems Revenue, Refunding
  5.125%, 10/1/2017 (Insured; FGIC)                  5,350,000       5,433,514

Georgia--1.3%
Burke County Development Authority, PCR
  (Georgia Power Co.--Plant Vogtle)
     5.45%, 5/1/2034                                 7,000,000       6,951,280

Hawaii--.3%
Hawaii Department of Transportation,
     Special Facilities Revenue
  (Continental Airlines, Inc.) 5.625%, 11/15/2027    1,850,000       1,843,432

Illinois--2.4%
Carol Stream, First Mortgage Revenue, Refunding
  (Windsor Park Manor Project) 6.50%, 12/1/2007      2,000,000       2,155,580
Chicago O'Hare International Airport,
  Special Facility Revenue:
  6.386%, 4/1/2011c,d                                2,725,000       2,794,923
  Refunding (United Airlines Project)
     5.20%, 4/1/2011                                    50,000          50,641
East Chicago, PCR, Refunding
  (Inland Steel Co. Project) 7.125%, 6/1/2007        3,000,000       3,111,480
Illinois Development Finance Authority, Revenue
  (Community Rehabilitation Providers Facility):
  8.75%, 3/1/2010                                      177,000         182,347
  8.50%, 9/1/2010                                    1,550,000       1,628,601
  8.25%, 8/1/2012                                    3,815,000       3,393,595

Indiana--3.5%
Indiana Development Finance Authority:
  Environmental Improvement Revenue,
    Refunding (USX Corp. Project)
    6.15%, 7/15/2022                                 4,000,000       4,231,720
  Exempt Facilities Revenue, Refunding
    (Inland Steel) 5.75%, 10/1/2011                 11,500,000      10,851,400
  PCR, Refunding (Inland Steel Co., Project
    Number 12)
    6.85%, 12/1/2012                                 4,000,000       4,080,360

Kentucky--1.7%
Kentucky Economic Development Finance Authority,
  Hospital System Improvement Revenue, Refunding
  (Appalachian Regional Health Center)
     5.85%, 10/1/2017                                3,000,000       3,055,080
Perry County, SWDR (TJ International Project):
  7%, 6/1/2024                                       3,500,000       3,798,830
  6.55%, 4/15/2027                                   2,500,000       2,678,750

Louisiana--.8%
Louisiana Housing Finance Agency, MFHR, Refunding
  (LaBelle Projects) 9.75%, 10/1/2020                4,130,000       4,420,174

Maryland--.6%
Maryland Energy Financing Administration, SWDR
  (Wheelabrator Water Projects) 6.45%, 12/1/2016     3,000,000       3,272,100

Massachusetts--2.1%
Massachusetts Industrial Finance Agency:
  Health Care Facility Revenue
    (Metro Health Foundation, Inc. Project)
    6.75%, 12/1/2027                                 8,000,000       8,502,160
  Water Treatment Revenue (American Hingham)
    6.95%, 12/1/2035                                 2,640,000       2,895,420

Michigan--2.0%
Michigan Hospital Finance Authority, HR, Refunding
  (Genesys Regional Medical--A)
  5.375%, 10/1/2013                                  4,000,000       4,052,040
Wayne Charter County, Special Airport
  Facilities Revenue, Refunding
  (Northwest Airlines, Inc.) 6.75%, 12/1/2015        4,985,000       5,409,273
Wayne County Building Authority 8%, 3/1/2017
  (Prerefunded 3/1/2002)a                            1,500,000       1,694,070

New Jersey--5.3%
New Jersey Building Authority,
  Building Revenue, Refunding:
  5%, 6/15/2011                                         45,000          46,386
  6.301%, 6/15/2011c,d                               6,400,000       6,804,864

New Jersey (continued)
New Jersey Economic Development Authority,
  First Mortgage Gross Revenue
  (The Evergreens) 9.25%, 10/1/2022
  (Prerefunded 10/1/2002)a                          15,000,000      17,811,300
New Jersey Sports and Exposition Authority,
  Revenue, Refunding (Monmouth Park)
  8%, 1/1/2025 (Prerefunded 1/1/2005)a               4,000,000       4,835,040

New Mexico--1.5%
Farmington, PCR:
  Refunding (Public Service Co.
  --San Juan Project)
    6.375%, 4/1/2022                                 5,000,000       5,326,850
  (Tucson Electric Power Co.
   of San Juan) 6.95%, 10/1/2020                     3,000,000       3,268,350

New York--18.2%
Long Island Power Authority, Electric System Revenue
  5.125%, 4/1/2012 (Insured; MBIA)                   7,000,000       7,255,220
New York City:
  7.10%, 2/1/2009                                      560,000         612,668
  5.25%, 3/15/2011                                     200,000         209,262
  6.604%, 3/15/2011c,d                               3,900,000       4,268,472
  5.25%, 3/15/2012                                     200,000         208,340
  6.604%, 3/15/2012c,d                               1,900,000       2,061,994
  5%, 3/15/2021                                      3,925,000       3,805,445
New York City Industrial Development Agency
  IDR, Refunding (Laguardia Associates LP Project)
  5.80%, 11/1/2013                                   8,710,000       8,760,866
New York City Transitional Finance Authority,
  Future Tax Secondary Revenue:
  5.25%, 11/15/2011                                  5,000,000       5,284,350
  5.25%, 11/15/2012                                  5,000,000       5,251,400
New York State Dormitory Authority, Revenues,
  Refunding:
  (Special Act School Districts Program)
    5.25%, 7/1/2013 (Insured; FSA)                   3,000,000       3,132,990
  (State University Educational Facilities)
     5.50%, 5/15/2013                                3,000,000       3,230,190
New York State Energy Research and Development
    Authority, Electric Facilities
  Revenue (Long Island Lighting Co.):
    7.15%, 9/1/2019                                  2,535,000       2,748,346
    7.15%, 9/1/2019 (Prerefunded 6/15/2002)a         1,115,000       1,241,497
    7.15%, 6/1/2020                                  2,980,000       3,230,797
    7.15%, 6/1/2020 (Prerefunded 6/15/2002)a         1,020,000       1,135,719
    7.15%, 12/1/2020                                 1,320,000       1,431,091
    7.15%, 12/1/2020 (Prerefunded 6/15/2002)a        3,680,000       4,103,274
    7.15%, 2/1/2022 (Prerefunded 6/15/2002)a         7,500,000       8,350,875

New York (continued)
New York State Local Government
  Assistance Corporation:
  6.252%, 4/1/2012c,d                                6,900,000       7,286,262
  Refunding:
    5%, 4/1/2012 (Insured; FGIC)                       105,000         107,801
    5.25%, 4/1/2013 (Insured; AMBAC)                 6,000,000       6,271,620
New York State Thruway Authority
  Service Contract Revenue:
    6.754%, 4/1/2010c,d                              4,950,000       5,373,423
    Refunding (Local Highway and Bridge)
    5.25%, 4/1/2010                                    100,000         104,196
New York State Urban Development Corporation, Revenue
  (Correctional Facilities Service Contract)
  4.75%, 1/1/2018 (Insured; AMBAC)                   1,850,000       1,784,381
Port Authority of New York and New Jersey,
  Special Obligation Revenue
    4.75%, 1/15/2026 (Insured; AMBAC)                  800,000         758,784
  (Special Project--JFK International
    Airport Terminal)
    6.25%, 12/1/2013 (Insured; MBIA)                 6,000,000       6,942,480
Scotia Housing Authority, Housing Revenue
  (Coburg Village, Inc. Project)
    6.10%, 7/1/2018                                  5,400,000       5,451,732

North Carolina--2.9%
Charlotte, Special Facilities Revenue, Refunding
  (Charlotte/Douglas International Airport)
   5.60%, 7/1/2027                                   5,000,000       4,996,050

North Carolina Eastern Municipal Power Agency,
  Power System Revenue, Refunding:
    7%, 1/1/2013                                     3,500,000       4,089,925
    6%, 1/1/2014                                     6,750,000       7,009,943

Ohio--1.6%
Ohio Water Development Authority,
  Pollution Control Facilities Revenue, Refunding
  (Cleveland Electric) 6.10%, 8/1/2020               8,500,000       8,733,750

Oklahoma--1.4%
Holdenville Industrial Authority,
  Correctional Facility Revenue:
  6.60%, 7/1/2010 (Prerefunded 7/1/2006)a            2,045,000       2,390,932
  6.70%, 7/1/2015 (Prerefunded 7/1/2006)a            4,625,000       5,435,855

Oregon--.4%
Oregon, EDR, Refunding (Georgia Pacific
  Corp. Project)
  5.70%, 12/1/2025                                   2,000,000       2,040,520

Pennsylvania--4.1%
Blair County Hospital Authority, Revenue
 (Altoona Hospital)
  8.292%, 7/1/2013 (Insured; AMBAC)c                 5,000,000       5,787,800
Dauphin County General Authority,
   Office and Parking Revenue
  (Riverfront Office) 5.50%, 1/1/2008                4,205,000       4,180,359

Pennsylvania (continued)
Lancaster County Hospital Authority,
  Revenue (Health Center--United Church
  Homes Project) 9.125%, 10/1/2014
  (Prerefunded 10/1/1999)a                           1,465,000       1,528,259
Montgomery County Higher Education and
  Health Authority,
  First Mortgage Revenue
  (AHF/Montgomery, Inc. Project) 10.50%, 9/1/2020    3,430,000       3,661,491
Pennsylvania Intergovernmental Cooperative Authority,
  Special Tax Revenue
  (Philadelphia Funding Program) 6.80%, 6/15/2022
  (Prerefunded 6/15/2002)a                           2,000,000       2,184,680
Philadelphia, Water and Sewer Revenue
  7.35%, 9/1/2004                                    4,900,000       5,526,612

Rhode Island--.6%
Providence, Special Tax Increment
  Obligation 6.65%, 6/1/2016                         3,000,000       3,275,130

Tennessee--2.6%
Memphis Center Revenue Finance Corporation,
  Sports Facility Revenue
  (Memphis Redbirds) 6.50%, 9/1/2028                 8,000,000       8,138,320
Shelby County Health Educational and Housing
  Facilities, Multi-Family Housing Board Revenue
  (Cameron Kirby):
    5.90%, 7/1/2018                                  3,000,000       3,142,260
    7.25%, 7/1/2023                                  3,100,000       3,273,011

Texas--10.0%
Alliance Airport Authority, Special Facilities
  Revenue:
  8.736%, 4/1/2021c,d                                2,500,000       2,894,000
  (Federal Express Corp. Project) 6.375%, 4/1/2021      40,000          43,152
Austin, Revenue, Refunding
  5.25%, 5/15/2025 (Insured; MBIA)                  12,040,000      12,430,818
Gulf Coast Waste Disposal Authority, Revenue
  (Waste Disposal--Valero Energy Corp.)
   5.60%, 4/1/2032                                   6,000,000       5,919,720
Houston Airport System,
  Special Facilities Improvement Revenue
  (Continental Airlines Terminal):
    6.125%, 7/15/2017 (Guaranteed; Continental
    Airlines, Inc.)                                  8,375,000       8,610,421
    6.125%, 7/15/2027 (Guaranteed; Continental
    Airlines, Inc.)                                  6,800,000       6,968,776
Rio Grande City Consolidated Independent
  School District,
  Public Facilities Corp. LR
  6.75%, 7/15/2010                                   6,000,000       6,559,620
Texas Public Property Finance Corp., Revenue
  (Mental Health and Retardation Center)
  8.20%, 10/1/2012 (Prerefunded 10/1/2002)a          7,745,000       8,958,642
Tyler Health Facilities Development Corporation,
   HR, Refunding
  (Mother Frances Hospital) 5.625%, 7/1/2013         2,680,000       2,694,794

Utah--2.4%
Carbon County, SWDR, Refunding:
  (East Carbon Development Corp.) 9%, 7/1/2012       3,900,000       4,190,433
  (Sunnyside Cogeneration) 9.25%, 7/1/2018b         15,000,000       9,003,000

Virginia--.4%
Henrico County Industrial Development Authority,
  Solid Waste Revenue
  (Browning Ferris Industry, Inc.) 5.875%, 3/1/2017  2,000,000       2,001,320

West Virginia--1.4%
Upshur County, SWDR (TJ International Project)
    7%, 7/15/2025                                    7,000,000       7,725,760

U.S. Related--7.5%
Puerto Rico Commonwealth:
  Public Improvement:
    5.25%, 7/1/2014 (Insured; MBIA)                  2,925,000       3,132,441
  Refunding:
    5.50%, 7/1/2012 (Insured; MBIA)                  1,000,000       1,094,830
    5.50%, 7/1/2013 (Insured; MBIA)                  5,000,000       5,483,500
    6.50%, 7/1/2014 (Insured; MBIA)                  5,000,000       6,031,900
  Zero Coupon, 7/1/2015 (Insured; MBIA)              2,400,000       1,112,856
  Refunding:
    6.25%, 7/1/2013 (Insured; MBIA)                  3,000,000       3,522,960
    5.65%, 7/1/2015 (Insured; MBIA)                 10,690,000      11,849,758
Puerto Rico Commonwealth Highway and
  Transportation Authority, Highway Revenue
  5%, 7/1/2036                                       5,000,000       4,962,050
Puerto Rico Telephone Authority, Revenue, Refunding
  6.44%, 1/25/2007
  (Insured; MBIA, Prerefunded 1/1/2003)a,c           3,950,000       4,394,375
Total Long-Term Municipal Investments
  (cost $534,502,000)                                              554,436,278
--------------------------------------------------------------------------------
                                                     Principal
Short-Term Municipal Investments--1.4%               Amount ($)       Value ($)
--------------------------------------------------------------------------------
Connecticut--.3%

Connecticut Development Authority, Health Care
   Revenue, VRDN
  (Independent Living Project) 3.80%
  (LOC; Chase Manhattan Bank)e                       1,665,000       1,665,000

Minnesota--.1%
Beltrami County, Environmental Control Revenue, VRDN
  (Northwood Panelboard Co. Project) 3.35%
  (LOC; Union Bank of Switzerlande                     300,000         300,000
Minneapolis Community Development Agency, PCR, VRDN
  (Northern States Power Co. Project) 4.05%
  (LOC; Union Bank of Switzerland)e                    510,000         510,000

New York--.8%
Long Island Power Authority, Electric
  System Revenue,
  VRDN 4.25% (LOC; ABN AMRO Bank)e                   4,400,000       4,400,000

U.S. Related--.2%
Puerto Rico Commonwealth Government
  Development Bank,
  Refunding, VRDN 3.80% (Insured; MBIA)e             1,300,000       1,300,000
Total Short-Term Municipal Investments
 (cost $8,175,000)                                                   8,175,000
--------------------------------------------------------------------------------
Total Investments (cost $542,677,000)                   101.7%     562,611,278

Liabilities, Less Cash and Receivables                   (1.7%)     (9,657,122)

Net Assets                                              100.0%     552,954,156

STATEMENT OF INVESTMENTS (continued)
--------------------------------------------------------------------------------
Summary of Abbreviations

AMBAC     American Municipal Bond          MBIA     Municipal Bond
            Assurance Corporation                     Investors Assurance
EDR       Economic Development Revenue                Insurance Corporation
FGIC      Financial Guaranty               MFHR     Multi-Family
            Insurance Company                          Housing Revenue
FSA       Financial Security               MFMR     Multi-Family
            Assurance                                 Mortgage Revenue
HR        Hospital Revenue                 PCR      Pollution Control Revenue
IDR       Industrial Development Revenue   SWDR     Solid Waste
LOC       Letter of Credit                            Disposal Revenue
LR        Lease Revenue                    VRDN     Variable Rate Demand Notes

--------------------------------------------------------------------------------
Summary of Combined Ratings (Unaudited)

Fitch             or      Moody's   or    Standard & Poor's         Value(%)
--------------------------------------------------------------------------------
AAA                       Aaa             AAA                           26.0
AA                        Aa              AA                             3.6
A                         A               A                              9.4
BBB                       Baa             BBB                           17.1
BB                        Ba              BB                             8.7
B                         B               B                              3.1
F-1+ & F-1                MIG1, VMIG1 & P1SP1 & A1                       1.4
Not Rated (f)             Not Rated (f)   Not Rated (f)                 30.7

                                                                           100.0

a Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Non-income producing security; interest payments in default.
c Inverse floater security - the interest rate is subject to change periodically.
d Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 1999, these securities amounted to $36,365,798 or 6.6% of net assets.
e Securities payable on demand. Variable interest rate--subject to periodic change.
f Securities which, while not rated by Fitch, Moody's and Standard & Poor's, have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1999
--------------------------------------------------------------------------------
                                                           Cost          Value
--------------------------------------------------------------------------------
Assets ($):
Investments in securities--
  See Statement of Investments                      542,677,000    562,611,278
Interest receivable                                                  8,242,280
Receivable for shares of Beneficial
  Interest subscribed                                                  207,805
Prepaid expenses                                                        34,905
                                                                     571,096,268
--------------------------------------------------------------------------------
Liabilities ($):
Due to The Dreyfus Corporation and affiliates                          272,168
Due to Distributor                                                     166,426
Cash overdraft due to Custodian                                      4,259,570
Payable for investment securities purchased                         12,883,802
Payable for shares of Beneficial Interest redeemed                     194,751
Accrued expenses                                                       365,395
                                                                      18,142,112
--------------------------------------------------------------------------------
Net Assets ($)                                                     552,954,156
--------------------------------------------------------------------------------
Composition of Net Assets ($):
Paid-in capital                                                    527,278,756
Accumulated net realized gain (loss) on investments                  5,741,122
Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                            19,934,278
--------------------------------------------------------------------------------
Net Assets ($)                                                     552,954,156
--------------------------------------------------------------------------------
Net Asset Value Per Share
                                        Class A        Class B        Class C
--------------------------------------------------------------------------------
Net Assets ($)                      432,276,105    112,583,364      8,094,687
Shares Outstanding                   30,165,711      7,854,603        564,093
--------------------------------------------------------------------------------
Net Asset Value Per Share ($)             14.33          14.33          14.35

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended April 30,1999
--------------------------------------------------------------------------------
Investment Income ($)
--------------------------------------------------------------------------------
Income
Interest Income                                                      33,513,976
Expenses:
Management fee--Note 3 (a)                                            3,144,295
Shareholder servicing costs--Note 3 (c)                               1,786,392
Distribution fees--Note 3 (b)                                           652,029
Professional fees                                                        64,987
Custodian fees                                                           62,307
Registration fees                                                        55,739
Prospectus and shareholders' reports                                     36,950
Trustees' fees and expenses--Note 3 (d)                                  31,951
Loan commitment fees--Note 2                                              3,390
Miscellaneous                                                            26,471
Total Expenses                                                        5,864,511
Investment Income--Net                                               27,649,465
--------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments--Note 4: Net realized gain
(loss) on investments 8,312,856 Net unrealized appreciation (depreciation) on investments (14,148,587) Net Realized and Unrealized Gain (Loss) on Investments (5,835,731) Net Increase in Net Assets Resulting From Operations 21,813,734

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                       Year Ended April 30,
                                             -----------------------------------
                                                    1999                   1998
--------------------------------------------------------------------------------
Operations ($):
Investment income--net                        27,649,465             30,469,152
Net realized gain (loss) on investments        8,312,856             10,610,253
Net unrealized appreciation (depreciation)
  on investments                             (14,148,587)            15,681,076
Net Increase (Decrease) in Net Assets
  Resulting from Operations                   21,813,734             56,760,481
--------------------------------------------------------------------------------
Dividends to Shareholders From ($):
Investment income--net:
Class A shares                                (22,022,212)          (24,679,815)
Class B shares                                 (5,367,735)           (5,696,047)
Class C shares                                   (259,518)              (93,290)
Net realized gain on investments:
Class A shares                                 (6,305,305)           (2,600,891)
Class B shares                                 (1,759,660)             (670,463)
Class C shares                                   (100,844)              (13,085)
Total Dividends                               (35,815,274)          (33,753,591)
--------------------------------------------------------------------------------
Beneficial Interest Transactions ($): Net proceeds from shares sold:
Class A shares                                152,264,177           113,213,669
Class B shares                                 21,488,965            17,652,592
Class C shares                                  6,589,948             1,951,053
Dividends reinvested:
Class A shares                                 16,928,404            15,608,787
Class B shares                                  4,048,469             3,578,795
Class C shares                                     93,487                41,919
Cost of shares redeemed:
Class A shares                               (174,041,478)         (156,745,426)
Class B shares                                (29,371,046)          (15,746,393)
Class C shares                                 (1,389,501)              (79,409)
Increase (Decrease) in Net Assets from
  Beneficial Interest Transactions             (3,388,575)          (20,524,413)
Total Increase (Decrease) in Net Assets       (17,390,115)            2,482,477
--------------------------------------------------------------------------------
Net Assets ($):
Beginning of Period                           570,344,271           567,861,794
End of Period                                 552,954,156           570,344,271

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS (continued)
--------------------------------------------------------------------------------
                                                     Year Ended April 30,
                                               ---------------------------------
                                                      1999                 1998
--------------------------------------------------------------------------------
Capital Share Transactions:
Class A
Shares sold                                     10,430,316            7,726,113
Shares issued for dividends reinvested           1,160,521            1,065,410
Shares redeemed                                (11,923,145)         (10,709,000)
Net Increase (Decrease) in Shares Outstanding     (332,308)          (1,917,477)
--------------------------------------------------------------------------------
Class B
Shares sold                                      1,467,908            1,206,389
Shares issued for dividends reinvested             277,529              244,184
Shares redeemed                                 (2,023,258)          (1,077,080)
Net Increase (Decrease) in Shares Outstanding     (277,821)             373,493
--------------------------------------------------------------------------------
Class C
Shares sold                                        448,068              133,508
Shares issued for dividends reinvested               6,406                2,854
Shares redeemed                                    (95,671)              (5,369)
Net Increase (Decrease) in Shares Outstanding      358,803              130,993

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. Certain information reflects financial results for a single fund share. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the Fund's financial statements.


-----------------------------------------------------------------------------------------
                                                   Year Ended April 30,
-----------------------------------------------------------------------------------------
Class A Shares:                              1999      1998     1997      1996     1995
-----------------------------------------------------------------------------------------

Per Share Data ($):
Net asset value, beginning of period        14.69     14.11    13.85     13.86    13.81
Investment Operations:
Investment income--net                        .72       .79      .82       .86      .84
Net realized and unrealized gain (loss)
  on investments                             (.15)      .66      .27      (.01)     .05
Total from Investment Operations              .57      1.45     1.09       .85      .89
Distributions:
Dividends from investment income-net         (.72)     (.79)    (.82)     (.86)    (.84)
Dividends from net realized gain
  on investments                             (.21)     (.08)    (.01)       --       --
Total Distributions                          (.93)     (.87)    (.83)     (.86)    (.84)
Net asset value, end of period              14.33     14.69    14.11     13.85    13.86
-----------------------------------------------------------------------------------------
Total Return (%)*                            3.96     10.52     8.03      6.08     6.72
-----------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets       .91       .91      .91       .92      .92
Ratio of net investment income to average
  net assets                                 4.96      5.42     5.84      5.98     6.16
Portfolio Turnover Rate                     46.84     26.33    28.17     36.59    38.60
-----------------------------------------------------------------------------------------
Net Assets, end of period ($x1,000)       432,276   447,869  457,327   474,044  495,616

* Exclusive of sales load. See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

-----------------------------------------------------------------------------------------
                                                   Year Ended April 30,
-----------------------------------------------------------------------------------------
Class B Shares:                              1999      1998     1997      1996     1995
-----------------------------------------------------------------------------------------

Per Share Data ($):
Net asset value, beginning of period        14.69     14.11    13.85     13.86    13.81
Investment Operations:
Investment income--net                        .65       .72      .75       .78      .77
Net realized and unrealized gain (loss)
  on investments                             (.15)      .66      .27      (.01)     .05
Total from Investment Operations              .50      1.38     1.02       .77      .82
Distributions:
Dividends from investment income-net         (.65)     (.72)    (.75)     (.78)    (.77)
Dividends from net realized gain
  on investments                             (.21)     (.08)    (.01)       --       --
Total Distributions                          (.86)     (.80)    (.76)     (.78)    (.77)
Net asset value, end of period              14.33     14.69    14.11     13.85    13.86
-----------------------------------------------------------------------------------------
Total Return (%)*                            3.43      9.95     7.49      5.53     6.15
-----------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets      1.42      1.42     1.43      1.43     1.44
Ratio of net investment income to average
  net assets                                 4.44      4.89     5.33      5.46     5.62
Portfolio Turnover Rate                     46.84     26.33    28.17     36.59    38.60
-----------------------------------------------------------------------------------------
Net Assets, end of period ($x1,000)       112,583   119,457  109,485   106,931   99,411

* Exclusive of sales load. See notes to financial statements.

--------------------------------------------------------------------------------
                                                   Year Ended April 30,
--------------------------------------------------------------------------------
Class C Shares:                              1999      1998     1997      1996 a
--------------------------------------------------------------------------------

Per Share Data ($):
Net asset value, beginning of period        14.71     14.12    13.87     14.28
Investment Operations:
Investment income--net                        .61       .68      .72       .60
Net realized and unrealized gain (loss)
  on investments                             (.15)      .67      .26      (.41)
Total from Investment Operations              .46      1.35      .98       .19
Distributions:
Dividends from investment income-net         (.61)     (.68)    (.72)     (.60)
Dividends from net realized gain
  on investments                             (.21)     (.08)    (.01)       --
Total Distributions                          (.82)     (.76)    (.73)     (.60)
Net asset value, end of period              14.35     14.71    14.12     13.87
--------------------------------------------------------------------------------
Total Return (%) b                           3.16      9.73     7.16      1.56 c
--------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets      1.67      1.69     1.64       1.77c
Ratio of net investment income to average
  net assets                                 4.11      4.55     5.01       4.84c
Portfolio Turnover Rate                     46.84     26.33    28.17      36.59
--------------------------------------------------------------------------------
Net Assets, end of period ($x1,000)         8,095     3,019    1,049        340

a From July 13, 1995 (commencement of initial offering) to April 30, 1996. b Exclusive of sales load.
c  Annualized.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The Fund's investment objective is to maximize current income exempt from Federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in each of the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the Fund receives net earnings credits based on available cash balances left on deposit.

(c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax- exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The Fund participates with other Dreyfus-managed Funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of the borrowings. During the period ended April 30, 1999, the Fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Fund's average daily net assets and is payable monthly.

Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $2,988 during the period ended April 30, 1999 from commissions earned on sales of the Fund's shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 1999, Class B and Class C shares were charged $604,681 and $47,348, respectively, pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of their shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1999, Class A, Class B and Class C shares were charged $1,111,102, $302,340 and $15,783, respectively, pursuant to the Shareholder Services Plan.

The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended April 30, 1999, the Fund was charged $217,146 pursuant to the transfer agency agreement.

(d) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 1999 amounted to $264,748,008 and $264,012,711, respectively.

At April 30, 1999, accumulated net unrealized appreciation on investments was $19,934,278, consisting of $32,397,594 gross unrealized appreciation and $12,463,316 gross unrealized depreciation.

At April 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees
Dreyfus Premier Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Municipal Bond Fund, including the statement of investments, as of April 30, 1999 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Municipal Bond Fund at April 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                                           Ernst & Young LLP

New York, New York
June 2, 1999

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the Fund hereby makes the following designations regarding its fiscal year ended April 30, 1999:

   -- all the dividends paid from investment income-net are "exempt-interest dividends" (not generally subject to regular Federal income tax), and

   -- the Fund hereby designates $.1869 per share as a long-term capital gain distribution of the $.2067 per share paid on December 8, 1998.

As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1999 calendar year on Form 1099-DIV which will be mailed by January 31, 2000.

FOR MORE INFORMATION
Dreyfus Premier
Municipal Bond Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109


To obtain information:

By telephone
Call your financial
representative or
1-800-554-4611

By mail Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


(C) 1999 Dreyfus Service Corporation 022/662AR994


Dreyfus
Premier Municipal
Bond Fund

SEMIANNUAL REPORT October 31, 1999

(reg.tm)

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value


Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                    Contents

                                    THE FUND
               --------------------------------------------------

                           2 Letter from the President

                        3 Discussion of Fund Performance

                           6 Statement of Investments

                     14 Statement of Assets and Liabilities

                           15 Statement of Operations

                      16 Statement of Changes in Net Assets

                             18 Financial Highlights

                        21 Notes to Financial Statements

                              FOR MORE INFORMATION
  ---------------------------------------------------------------------------

                                   Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                            Municipal Bond Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Municipal Bond Fund, covering the six-month period from May 1, 1999 through October 31, 1999. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Samuel Weinstock.

When the reporting period began, evidence had emerged that the U.S. economy was growing strongly in an environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might re-emerge caused the Federal Reserve Board to raise short-term interest rates twice during the summer of 1999, effectively offsetting most of last fall' s interest-rate cuts. Higher interest rates led to some erosion of municipal bond prices, especially toward the end of the reporting period.

In this environment, however, the yields of tax-exempt bonds have recently been quite attractive compared to the after-tax yields of taxable bonds of comparable maturity and credit quality. This is especially true for investors in the higher federal income tax brackets.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Premier Municipal Bond Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

November 15, 1999

DISCUSSION OF FUND PERFORMANCE

Samuel Weinstock, Portfolio Manager

How did Dreyfus Premier Municipal Bond Fund  perform during the period?

For the six-month period ended October 31, 1999, Dreyfus Premier Municipal Bond Fund' s Class A shares provided a -6.21% total return; its Class B shares provided a -6.46% total return and its Class C shares provided a -6.56% total return.(1) This compares to a -5.32% total return(2) for the Lipper General Municipal Debt Funds category average for the same period.

We attribute the fund's relative underperformance compared to its benchmark over the past six months to a declining municipal bond market and a rising interest-rate environment. When the market is down, spreads between securities open up or widen. This phenomenon will also occur in the opposite direction when markets are rising. During the current period, this credit-widening environment negatively impacted the fund.

What is the fund's investment approach?

Our goal is to seek as high a level of federally tax-exempt income as is practical from a diversified portfolio of municipal bonds without undue risk. Maximizing total returns, which includes both income and changes in share price, is a secondary goal.

To achieve our objectives, we employ four primary strategies. First, we strive to identify the maturity range that we believe will provide the most favorable returns over the next two years. Second, we evaluate issuers' credit quality to find bonds that we believe provide high yields at an attractive price. Third, we look for bonds with attractively high interest payments, even if they sell at a premium to face value. Fourth, we assess individual bonds' early redemption features, focusing on those that cannot be redeemed soon by their issuers. Typically, the bonds we select for the fund will have several of these qualities.

DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The fund and the municipal bond marketplace were adversely affected by rising interest rates over the past six months. When the reporting period began on May 1, 1999, investors were concerned that economic recovery in overseas markets and continued economic strength in the United States might rekindle long-dormant inflationary pressures. In fact, in an attempt to forestall a potential reacceleration of inflation, the Federal Reserve Board raised short-term interest rates twice during the summer of 1999. This change in monetary policy caused municipal bond prices to fall.

In addition, strong economic conditions have contributed to the nation's first federal budget surplus in many years. While the government has had less need to issue U.S. Treasury securities, demand has remained high from domestic and overseas investors. This imbalance between supply and demand has recently constrained the rise of taxable bond yields relative to tax-exempt bonds. As a result, municipal bonds offered tax-exempt yields during the period that compared very favorably with taxable yields after adjusting for taxes.

The DE MINIMIS tax effect on market discount bonds in municipals can also accelerate downward pressure on existing holdings. Once a bond falls below its DE MINIMIS cutoff level, the next owner of the bond pays an ordinary tax rate on the appreciation instead of a capital gains rate. To compensate buyers, these securities are offered at a greater discount to face value (lower prices) as the market heads lower. Depending on how many shares are owned and if the market is passing below the cutoff level for a particular bond fund, performance can lag.

What is the fund's current strategy?

In a rising interest-rate environment, an important part of our strategy has been to focus on maintaining the fund's average duration within the neutral range. Because a fund's duration naturally extends as interest rates rise and some bonds' prices fall below levels at which issuers might redeem them early, bond funds tend to become more sensitive to the adverse short-term effects of higher interest rates. Accordingly, we sold some of our longer maturity bonds, including those priced at discounts to face value.

We attempted to reinvest the proceeds of those sales in tax-exempt bonds that we believed would remain highly liquid in a declining market. Accordingly, new purchases focused on insured(3) and highly rated bonds in the 10-year maturity range. We also took steps to upgrade the fund by using high quality bonds to replace pre-refunded bonds as well as bonds that are near their redemption dates. Typically, these new purchases were available at face value or modest premiums, and had maturities of seven years or less. Because of uncertainties in the pre-refunded bond market sector, these new purchases often gave us the potential to enhance the fund's income stream.

November 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

(3) PORTFOLIO INSURANCE EXTENDS TO THE REPAYMENT OF PRINCIPAL AND PAYMENT OF INTEREST IN THE EVENT OF DEFAULT. IT DOES NOT EXTEND TO THE MARKET VALUE OF PORTFOLIO SECURITIES OR TO THE VALUE OF THE FUND'S SHARES.

STATEMENT OF INVESTMENTS

October 31, 1999 (Unaudited)

                                                                                                     Principal
LONG-TERM MUNICIPAL INVESTMENTS                                                                       Amount ($)       Value ($)
---------------------------------------------------------------------------------------------------------------------------------

ALABAMA--.9%

Courtland Industrial Development Board, SWDR
  (Champion International Corporation Project)      6%, 8/1/2029                                      4,750,000          4,325,825

ARIZONA--1.0%

Maricopa County Pollution Control Corporation, PCR
  (Public Service Co. - New Mexico Project)         6.30%, 12/1/2026                                  5,000,000          4,766,150

CALIFORNIA--1.8%

Foothill/Eastern Transportation Corridor Agency,
   Toll Road Revenue                                6%, 1/1/2034                                      5,000,000          5,380,450

Riverside County Public Finance Authority, COP      5.75%, 5/15/2019                                  3,500,000          3,123,015

COLORADO--7.7%

Arapahoe County Capital Improvement Trust Fund,
  Highway Revenue (E-470 Project):                  Zero Coupon, 8/31/2005                            2,530,000          1,894,338
                                                    Zero Coupon, 8/31/2007 (Prerefunded 8/31/2005)    4,000,000(a)       2,672,720
                                                    7%, 8/31/2026 (Prerefunded 8/31/2005)            11,000,000(a)      12,489,510

Dawson Ridge, Metropolitan District Number 1        Zero Coupon, 10/1/2017                            9,930,000          2,951,692

Denver City and County, Airport Revenue:            7.50%, 11/15/2023 (Prerefunded 11/15/2004)        2,060,000(a)       2,345,413
                                                    7.50%, 11/15/2023                                 9,715,000         10,642,880
                                                    7%, 11/15/2025                                    3,405,000          3,506,401

CONNECTICUT--4.5%

Connecticut Clean Water Fund, Revenue:              5.125%, 9/1/2013                                     10,000              9,635
                                                    7.375%, 9/1/2013                                    995,000(b,c)       920,594
                                                    5.125%, 9/1/2014                                     10,000              9,493
                                                    7.375%, 9/1/2014                                  1,745,000(b,c)     1,564,637
                                                    5.125%, 9/1/2016                                     40,000             37,107
                                                    7.375%, 9/1/2016                                  1,760,000(b,c)     1,501,843

Connecticut Development Authority, PCR
   (Connecticut Light & Power)                      5.85%, 9/1/2028                                   8,000,000          7,340,160

Mashantucket Western Pequot Tribe, Special Revenue  5.75%, 9/1/2027                                  10,750,000          9,762,290

DELAWARE--.8%

Delaware Housing Authority, MFMR                    7%, 5/1/2025                                      3,725,000          3,903,949

Lee County Industrial Development Authority,
  Health Care Facilities Revenue (Cypress Cove
     Health Park):                                  5.625%, 10/1/2002                                 2,000,000          1,987,440
                                                    5.875%, 10/1/2004                                 2,000,000          1,974,340


FLORIDA--3.3%

Palm Beach County, Solid Waste IDR:
   (Okeelanta Power LP Project)                     6.85%, 2/15/2021                                  6,750,000(d)       4,134,375
   (Osceola Power LP)                               6.95%, 1/1/2022                                   7,500,000(d)       4,518,750

Santa Rosa Bay Bridge Authority, Revenue            6.25%, 7/1/2028                                   3,000,000          2,966,160

GEORGIA--1.3%

Burke County Development Authority, PCR
   (Georgia Power Plant)                            5.45%, 5/1/2034 (Insured; MBIA)                   7,000,000          6,245,330

HAWAII--.3%

Hawaii Department of Transportation,
  Special Facilities Revenue (Continental
     Airlines, Inc.)                                5.625%, 11/15/2027                                1,850,000          1,577,236

ILLINOIS--2.6%

Carol Stream, First Mortgage Revenue
   (Windsor Park Manor Project)                     6.50%, 12/1/2007                                  2,000,000          2,015,580

Chicago O'Hare International Airport,
   Special Facility Revenue:                        6.386%, 4/1/2011                                  2,725,000(b,c)     2,225,126
   (United Airlines Project)                        5.20%, 4/1/2011                                      50,000             45,604

East Chicago, PCR
   (Inland Steel Co. Project)                       7.125%, 6/1/2007                                  3,000,000          2,990,190

Illinois Development Finance Authority, Revenue
  (Community Rehabilitation Providers Facility):    8.75%, 3/1/2010                                     177,000            180,122
                                                    8.50%, 9/1/2010                                   1,550,000          1,600,592
                                                    8.25%, 8/1/2012                                   2,835,000          3,048,050

INDIANA--5.8%

Indiana Development Finance Authority:
  Environmental Improvement Revenue
    (USX Corp. Project)                             6.15%, 7/15/2022                                  4,000,000          3,749,080

   Exempt Facilities Revenue (Inland Steel)         5.75%, 10/1/2011                                 11,500,000         10,121,150
   PCR (Inland Steel Co., Project Number 12)        6.85%, 12/1/2012                                  4,000,000          3,843,040

Indianapolis Airport Authority, Special
  Facilities Revenue
   (United Airlines Project)                        6.50%, 11/15/2031                                10,000,000          9,698,800

KENTUCKY--1.8%

Kentucky Economic Development Finance Authority,
  Hospital System Improvement Revenue
   (Appalachian Regional Health Center)             5.85%, 10/1/2017                                  3,000,000          2,631,150

Perry County, SWDR (TJ International Project):      7%, 6/1/2024                                      3,500,000          3,614,030
                                                    6.55%, 4/15/2027                                  2,500,000          2,520,050

The Fund

LOUISIANA--2.7%

DeSoto Parish, PCR (Cleco Utility
    Group, Inc. Project)                            5.875%, 9/1/2029 (Insured; AMBAC)                 3,110,000          3,020,308

Louisiana Housing Finance Agency, MFHR
   (LaBelle Projects)                               9.75%, 10/1/2020                                  4,100,000          4,563,259

Saint Charles Parish, PCR:                          6.35%, 10/1/2003                                  5,100,000(b,c)     5,056,905
   (Entergy, Inc. Project)                          5.35%, 10/1/2029                                     50,000             49,788

MAINE--.6%

Jay, SWDR (International Paper Co.)                 6.20%, 9/1/2019                                   3,250,000          3,109,763

MARYLAND--.7%

Maryland Energy Financing Administration, SWDR
   (Wheelabrator Water Projects)                    6.45%, 12/1/2016                                  3,000,000          3,083,790

MASSACHUSETTS--2.2%

Massachusetts Industrial Finance Agency:
  Health Care Facility Revenue (Metro Health
       Foundation, Inc. Project)                    6.75%, 12/1/2027                                  8,000,000          7,731,200

   Water Treatment Revenue (American Hingham)       6.95%, 12/1/2035                                  2,640,000          2,778,310

MICHIGAN--3.0%

Michigan Hospital Finance Authority, HR
   (Genesys Regional Medical - A)                   5.375%, 10/1/2013                                 4,000,000          3,881,640

Wayne Charter County, Special Airport
  Facilities Revenue:
  (Metropolitan Wayne County)                       5.25%, 12/1/2014 (Insured; MBIA)                  3,965,000          3,700,217

  (Northwest Airlines, Inc.)                        6.75%, 12/1/2015                                  4,985,000          5,025,628

Wayne County Building Authority                     8%, 3/1/2017 (Prerefunded 3/1/2002)               1,500,000(a)       1,643,805

NEBRASKA-1.0%

Nebraska Investment Finance Authority, SFHR         5.70%, 9/1/2029                                   5,000,000          4,726,250

NEW JERSEY-2.6%

Cherry Hill Township School District                4.75%, 2/15/2019 (Insured; FSA)                   1,630,000          1,419,860

New Jersey Building Authority, Building Revenue:    5%, 6/15/2011                                        45,000             43,590
                                                    6.301%, 6/15/2011                                 6,400,000(b,c)     5,988,096

New Jersey Sports and Exposition Authority,
  Revenue
   (Monmouth Park)                                  8%, 1/1/2025 (Prerefunded 1/1/2005)               4,000,000(a)       4,651,320


NEW MEXICO--1.7%

Farmington, PCR:
   (Public Service Co. - San Juan Project)          6.375%, 4/1/2022                                  5,000,000          4,798,500
   (Tucson Electric Power Co. of San Juan)          6.95%, 10/1/2020                                  3,000,000          3,054,600

NEW YORK--17.0%

New York City:                                      7.10%, 2/1/2009                                     350,000            372,239
                                                    7.10%, 2/1/2009 (Prerefunded 2/1/2002)              210,000(a)         224,954

New York City Industrial Development Agency
  IDR, (Laguardia Associates LP Project)            5.80%, 11/1/2013                                  8,710,000          8,227,466

New York State Dormitory Authority, Revenues:       6.63%, 2/15/2013 (Insured; MBIA)                  6,400,000(b,c)     5,688,192
   (Bronx/Lebanon Hospital)                         5.20%, 2/15/2013 (Insured; MBIA)                     60,000             56,717
   (Mental Health Services Facilities)              5.125%, 2/15/2012 (Insured; MBIA)                 3,365,000          3,196,784
   (Special Act School Districts Program)           5.25%, 7/1/2013 (Insured; FSA)                    3,000,000          2,863,140

New York State Energy Research and
  Development Authority,
    Electric Facilities Revenue (Long Island
      Lighting Co.):                                7.15%, 9/1/2019                                   2,535,000          2,673,715
                                                    7.15%, 9/1/2019 (Prerefunded 6/15/2002)           1,115,000(a)       1,204,178
                                                    7.15%, 6/1/2020                                   2,980,000          3,143,065
                                                    7.15%, 6/1/2020 (Prerefunded 6/15/2002)           1,020,000(a)       1,101,579
                                                    7.15%, 12/1/2020                                  1,320,000          1,392,230
                                                    7.15%, 12/1/2020 (Prerefunded 6/15/2002)          3,680,000(a)       3,981,024
                                                    7.15%, 2/1/2022 (Prerefunded 6/15/2002)           7,500,000(a)       8,099,850

New York State Thruway Authority
  Service Contract Revenue:                         6.754%, 4/1/2010                                  4,950,000(b,c)     4,720,716
      (Local Highway and Bridge)                    5.25%, 4/1/2010                                     100,000             97,761

New York State Urban Development Corporation,
   Revenue
  (Correctional Facilities Service Contract):       5.25%, 1/1/2010 (Insured; AMBAC)                  5,000,000          4,955,000
                                                    5.25%, 1/1/2011 (Insured; AMBAC)                  4,000,000          3,921,920
                                                    5.25%, 1/1/2012 (Insured; AMBAC)                  3,500,000          3,397,135
                                                    5.25%, 1/1/2013 (Insured; AMBAC)                  3,660,000          3,506,939

Port Authority of New York and New Jersey:          5.35%, 9/15/2014 (Insured; FGIC)                  6,750,000          6,557,490
   Special Obligation Revenue (JFK
     International Airport Terminal)                6.25%, 12/1/2013 (Insured; MBIA)                  6,000,000          6,337,200

Scotia Housing Authority, Housing Revenue
   (Coburg Village, Inc. Project)                   6.10%, 7/1/2018                                   5,400,000          4,925,988

NORTH CAROLINA--1.7%

Charlotte, Special Facilities Revenue
  (Charlotte/Douglas International Airport)         5.60%, 7/1/2027                                   5,000,000          4,070,650

North Carolina Eastern Municipal Power Agency,
   Power System Revenue                             7%, 1/1/2013                                      3,500,000          3,769,115

OHIO--1.7%

Ohio Water Development Authority, Pollution
   Control Facilites Revenue (Cleveland Electric)   6.10%, 8/1/2020                                   8,500,000          7,900,155

OKLAHOMA--1.5%

Holdenville Industrial Authority, Correctional
   Facility Revenue:                                6.60%, 7/1/2010 (Prerefunded 7/1/2006)            2,045,000(a)       2,247,516
                                                    6.70%, 7/1/2015 (Prerefunded 7/1/2006)            4,625,000(a)       5,108,914

OREGON--.1%

Oregon, EDR (Georgia Pacific Corp. Project)         5.70%, 12/1/2025                                    500,000            440,100

PENNSYLVANIA--4.2%

Beaver County Industrial Development Authority,
   PCR (Ohio Edison Company Project)                4.65%, 6/1/2033                                   5,000,000          4,829,450

Blair County Hospital Authority, Revenue
   (Altoona Hospital)                               8.292%, 7/1/2013 (Insured; AMBAC)                 5,000,000(b)       5,324,350

Dauphin County General Authority, Office
  and Parking Revenue
   (Riverfront Office)                              5.50%, 1/1/2008                                   4,205,000          3,960,269

Montgomery County Higher Education and
  Health Authority
   First Mortgage Revenue (AHF/Montgomery,
     Inc. Project)                                  10.50%, 9/1/2020                                  3,395,000          3,555,889

Pennsylvania Intergovernmental Cooperative
  Authority Special Tax Revenue (Philadelphia
   Funding Program)                                 6.80%, 6/15/2022 (Prerefunded 6/15/2002)          2,000,000(a)       2,118,820

RHODE ISLAND--.7%

Providence, Special Tax Increment Obligation        6.65%, 6/1/2016                                   3,000,000          3,085,620

TENNESSEE-2.9%

Memphis Center Revenue Finance Corporation,
  Sports Facility Revenue (Memphis Redbirds)        6.50%, 9/1/2028                                   8,000,000          7,531,520

Shelby County Health Educational and Housing
  Facilities, Multi-Family Housing Board
   Revenue (Cameron Kirby):                         5.90%, 7/1/2018                                   3,000,000          2,979,600
                                                    7.25%, 7/1/2023                                   3,055,000          3,096,884

TEXAS--7.9%

Alliance Airport Authority, Special Facilities
   Revenue:                                         8.736%, 4/1/2021                                  2,500,000(b,c)     2,288,900

   (Federal Express Corp. Project)                  6.375%, 4/1/2021                                     40,000             38,420

Brazo River Authority, PCR
   (Utilities Electric Company)                     5.55%, 6/1/2030                                   5,000,000          4,213,400

Dallas-Fort Worth International Airport Facility
   Improvement Corporation, Revenue (American
   Airlines, Inc.)                                  6.375%, 5/1/2035                                  7,500,000          7,210,350

Gulf Coast Waste Disposal Authority, Revenue
   (Waste Disposal - Valero Energy Corp.)           5.60%, 4/1/2032                                   6,000,000          5,034,780

Houston Airport System, Special Facilities
   Improvement Revenue (Continental Airline
   Terminal)                                        6.125%, 7/15/2017                                 8,375,000          7,837,827
                                                   (Guaranteed; Continental Airline, Inc.)

Rio Grande City Consolidated Independent School
  District Public Facilities Corporation, LR        6.75%, 7/15/2010                                  6,000,000          6,256,800

Texas Public Property Finance Corporation, Revenue
  (Mental Health and Retardation Center)            8.20%, 10/1/2012 (Prerefunded 10/1/2002)          1,900,000(a)       2,131,800

Tyler Health Facilities Development Corporation,
   HR (Mother Frances Hospital)                     5.625%, 7/1/2013                                  2,680,000          2,427,705

UTAH--2.5%

Carbon County, SWDR:
   (East Carbon Development Corp.)                  9%, 7/1/2012                                      3,800,000          3,985,136
   (Sunnyside Cogeneration--A)                      7.10%, 8/15/2023                                  7,600,000          7,572,944
   (Sunnyside Cogeneration--B)                      Zero Coupon, 8/15/2024                            2,320,000            381,942

VIRGINIA--1.0%

Virginia Housing Development Authority,
   Commonwealth Mortgage                            5.50%, 1/1/2022                                   3,000,000          2,796,270

Henrico County Industrial Development Authority,
  Solid Waste Revenue (Browning Ferris Industry,
   Inc.)                                            5.875%, 3/1/2017                                  2,000,000          1,773,100

WEST VIRGINIA--1.6%

Upshur County, SWDR (TJ International Project)      7%, 7/15/2025                                     7,000,000          7,438,200

U.S. RELATED-7.5%

Puerto Rico Commonwealth:                           6.25%, 7/1/2013 (Insured; MBIA)                   3,000,000          3,224,460
                                                    5.65%, 7/1/2015 (Insured; MBIA)                     690,000            693,864

  Public Improvement:                               5.50%, 7/1/2012 (Insured; MBIA)                   8,000,000          8,105,120
                                                    5.50%, 7/1/2013 (Insured; MBIA)                   5,000,000          5,016,300
                                                    5.25%, 7/1/2014 (Insured; MBIA)                   2,925,000          2,818,998
                                                    6.50%, 7/1/2014 (Insured; MBIA)                   5,000,000          5,469,400
                                                    5.25%, 7/1/2015 (Insured; MBIA)                   3,000,000          2,862,570
                                                    Zero Coupon, 7/1/2015 (Insured; MBIA)             2,400,000            981,120

Puerto Rico Commonwealth Highway and
   Transportation Authority, Highway Revenue        5%, 7/1/2036                                      2,500,000          2,097,150

Puerto Rico Telephone Authority, Revenue            6.44%, 1/25/2007 (Insured; MBIA,                  3,950,000(a,b)     4,157,375
                                                    Prerefunded 1/1/2003)
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $470,721,809)               96.6%                                             456,639,191

CASH AND RECEIVABLES (NET)                          3.4%                                             15,954,159

NET ASSETS                                          100.0%                                          472,593,350

Summary of Abbreviations

AMBAC          American Municipal Bond Assurance                       MBIA          Municipal Bond Investors Assurance
               Corporation                                                           Insurance Corporation

EDR            Economic Development Revenue                            MFHR          Multi-Family Housing Revenue

FGIC           Financial Guaranty Insurance Company                    MSMR          Multi-Family Mortgage Revenue

FSA            Financial Security Assurance                            PCR           Pollution Control Revenue

HR             Hospital Revenue                                        SWDR          Solid Waste Disposal Revenue

IDR            Industrial Development Revenue

LR             Lease Revenue

Summary of Combined Ratings (Unaudited)

Fitch           or          Moody's          or       Standard & Poor's      Value (%)
---------------------------------------------------------------------------------------------------

AAA                         Aaa                             AAA                 31.6
AA                          Aa                              AA                    .6
A                           A                               A                    6.3
BBB                         Baa                             BBB                 24.6
BB                          Ba                              BB                   7.1
B                           B                               B                    3.5
Not Rated(e)                Not Rated(e)                    Not Rated(e)        26.3
                                                                               100.0

(A) BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING DATE.

(B) INVERSE FLOATER SECURITY -- THE INTEREST RATE IS SUBJECT TO CHANGE PERIODICALLY.

(C) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT OCTOBER 31, 1999, THESE SECURITIES AMOUNTED TO $29,955,009 OR 6.3% OF NET ASSETS.

(D)  NON-INCOME PRODUCING SECURITY; INTEREST PAYMENTS IN DEFAULT.

(E) SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999 (Unaudited)

                                                             Cost  Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           470,721,809   456,639,191

Cash                                                                  7,908,684

Receivable for investment securities sold                            17,356,283

Interest receivable                                                   8,008,687

Receivable for shares of Beneficial Interest subscribed                  85,187

Prepaid expenses                                                         27,986


                                                                    490,026,018
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           243,080

Due to Distributor                                                      137,092

Payable for investment securities purchased                          16,000,000

Payable for shares of Beneficial Interest redeemed                      569,404

Accrued expenses                                                        483,092


                                                                     17,432,668
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      472,593,350
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     492,656,180

Accumulated net realized gain (loss) on investments                  (5,980,212)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                           (14,082,618)
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      472,593,350

NET ASSET VALUE PER SHARE

                                       Class A        Class B       Class C
-------------------------------------------------------------------------------

Net Assets                         392,221,235      73,734,665     6,637,450

Shares Outstanding                  29,935,692       5,627,288       505,807
-------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)            13.10           13.10         13.12

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended October 31, 1999 (Unaudited)

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     15,407,211

EXPENSES:

Management fee--Note 3(a)                                            1,417,783

Shareholder servicing costs--Note 3(c)                                 829,055

Distribution fees--Note 3(b)                                           257,214

Registration fees                                                       31,280

Professional fees                                                       23,120

Custodian fees                                                          21,352

Trustees' fees and expenses--Note 3(d)                                  17,866

Prospectus and shareholders' reports                                     7,994

Loan commitment fees--Note 2                                             1,727

Miscellaneous                                                           14,511

TOTAL EXPENSES                                                       2,621,902

INVESTMENT INCOME--NET                                              12,785,309
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (11,721,334)

Net unrealized appreciation (depreciation) on investments          (34,016,896)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (45,738,230)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (32,952,921)

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                         October 31, 1999           Year Ended
                                              (Unaudited)       April 30, 1999
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         12,785,309           27,649,465

Net realized gain (loss) on investments      (11,721,334)            8,312,856

Net unrealized appreciation (depreciation)
   on investments                            (34,016,896)          (14,148,587)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 (32,952,921)           21,813,734
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                               (10,546,317)          (22,022,212)

Class B shares                                (2,080,917)           (5,367,735)

Class C shares                                  (158,075)             (259,518)

Net realized gain on investments:

Class A shares                                         --           (6,305,305)

Class B shares                                         --           (1,759,660)

Class C shares                                         --             (100,844)

TOTAL DIVIDENDS                              (12,785,309)          (35,815,274)
-------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 67,081,134          152,264,177

Class B shares                                  5,478,375           21,488,965

Class C shares                                  1,121,464            6,589,948

Dividends reinvested:

Class A shares                                  5,957,946           16,928,404

Class B shares                                  1,083,217            4,048,469

Class C shares                                     36,229               93,487

Cost of shares redeemed:

Class A shares                                (76,162,894)        (174,041,478)

Class B shares                                (37,252,957)         (29,371,046)

Class C shares                                 (1,965,090)          (1,389,501)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           (34,622,576)          (3,388,575)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (80,360,806)         (17,390,115)
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           552,954,156          570,344,271

END OF PERIOD                                 472,593,350          552,954,156

SEE NOTES TO FINANCIAL STATEMENTS.


                                         Six Months Ended
                                         October 31, 1999           Year Ended
                                              (Unaudited)       April 30, 1999
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     4,902,640           10,430,316

Shares issued for dividends reinvested            437,463            1,160,521

Shares redeemed                                (5,570,122)         (11,923,145)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     230,019             (332,308)
-------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       393,884            1,467,908

Shares issued for dividends reinvested             79,355              277,529

Shares redeemed                                (2,700,554)          (2,023,258)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (2,227,315)           (277,821)
-------------------------------------------------------------------------------

CLASS C

Shares sold                                        82,591              448,068

Shares issued for dividends reinvested              2,659                6,406

Shares redeemed                                  (143,536)             (95,671)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (58,286)              358,803


A FOR THE PERIOD ENDED OCTOBER 31, 1999, 1,780,069 CLASS B SHARES REPRESENTING $24,567,779 WERE AUTOMATICALLY CONVERTED TO 1,781,087 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                          Six Months Ended
                                          October 31, 1999                          Year Ended April 30,

-----------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES                                  (Unaudited)     1999       1998          1997          1996          1995
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                14.33      14.69      14.11         13.85          13.86         13.81

Investment Operations:

Investment income--net                                 .35       .72        .79           .82            .86           .84

Net realized and unrealized gain
   (loss) on investments                             (1.23)     (.15)       .66           .27           (.01)          .05

Total from Investment Operations                      (.88)      .57       1.45          1.09            .85           .89

Distributions:

Dividends from investment
   income--net                                        (.35)     (.72)      (.79)         (.82)          (.86)         (.84)

Dividends from net realized gain
   on investments                                       --      (.21)      (.08)         (.01)            --            --

Total Distributions                                   (.35)     (.93)      (.87)         (.83)          (.86)         (.84)

Net asset value, end of period                       13.10     14.33      14.69          14.11         13.85         13.86
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(A)                                 (12.32)(b)  3.96      10.52           8.03          6.08          6.72
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 .96(b)     .91        .91            .91           .92          .92

Ratio of net investment income
   to average net assets                             5.33(b)    4.96       5.42           5.84          5.98         6.16

Portfolio Turnover Rate                             50.70(c)   46.84      26.33          28.17         36.59        38.60
--------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                    392,221    432,276    447,869        457,327       474,044      495,616

(A)  EXCLUSIVE OF SALES CHARGE.

(B)  ANNUALIZED.

(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                          Six Months Ended
                                          October 31, 1999                          Year Ended April 30,

--------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                                  (Unaudited)     1999       1998          1997        1996          1995
--------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               14.33     14.69      14.11         13.85         13.86         13.81

Investment Operations:

Investment income--net                                 .31       .65        .72           .75           .78           .77

Net realized and unrealized gain
   (loss) on investments                             (1.23)     (.15)       .66           .27          (.01)          .05

Total from Investment Operations                      (.92)      .50       1.38          1.02           .77           .82

Distributions:

Dividends from investment
   income--net                                        (.31)     (.65)      (.72)         (.75)         (.78)         (.77)

Dividends from net realized gain
   on investments                                       --      (.21)      (.08)         (.01)            --            --

Total Distributions                                   (.31)     (.86)      (.80)         (.76)         (.78)         (.77)

Net asset value, end of period                       13.10     14.33      14.69         14.11         13.85         13.86
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(A)                                 (12.81)(b)  3.43       9.95          7.49          5.53          6.15
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                1.77(b)    1.42       1.42          1.43          1.43          1.44

Ratio of net investment income
   to average net assets                             5.60(b)    4.44       4.89          5.33          5.46          5.62

Portfolio Turnover Rate                             50.70(c)   46.84      26.33         28.17         36.59         38.60
--------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     73,735    112,583    119,457       109,485        106,931        99,411

(A)  EXCLUSIVE OF SALES CHARGE.

(B)  ANNUALIZED.

(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (Unaudited) (CONTINUED)

--------------------------------------------------------------------------------------------------------------------------------

                                          Six Months Ended

                                          October 31, 1999                          Year Ended April 30,

--------------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                                  (Unaudited)     1999       1998          1997         1996          1995
--------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                           14.35      14.71         14.12         13.87        14.28

Investment Operations:

Investment income--net                                           .30        .61           .68           .72          .60

Net realized and unrealized gain (loss)
   on investments                                              (1.23)      (.15)          .67           .26         (.41)

Total from Investment Operations                                (.93)       .46          1.35           .98          .19

Distributions:

Dividends from investment income--net                           (.30)      (.61)        (.68)          (.72)        (.60)

Dividends from net realized gain
   on investments                                                 --       (.21)        (.08)          (.01)          --

Total Distributions                                             (.30)      (.82)        (.76)          (.73)        (.60)

Net asset value, end of period                                 13.12      14.35        14.71          14.12        13.87
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                           (13.01)(c)   3.16         9.73           7.16         1.56(c)
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                         1.81(c)    1.67         1.69           1.64         1.77(c)

Ratio of net investment income to
   average net assets                                           4.72(c)    4.11         4.55           5.01         4.84(c)

Portfolio Turnover Rate                                        50.70(d)   46.84        26.33          28.17        36.59
--------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          6,637      8,095        3,019          1,049          340

(A)  FROM JULY 13, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 1996.

(B)  EXCLUSIVE OF SALES CHARGE.

(C)  ANNUALIZED.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Municipal Bond Fund (the "fund" ) is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to maximize current income exempt from Federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund' s shares. The fund is authorized to issue an unlimited number of $.001 par value shares in each of the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities) . Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.


(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of the borrowings. During the period ended October 31, 1999, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions  With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $7,973 during the period ended October 31, 1999 from commissions earned on sales of the fund's shares.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 1999, Class B and Class C shares were charged $229,797 and $27,417, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of their shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1999, Class A, Class B and Class C shares were charged $520,409, $114,899 and $9,139, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 1999, the fund was charged $78,080 pursuant to the transfer agency agreement.

(D) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1999 amounted to $256,345,632 and $308,647,757, respectively.

At October 31, 1999, accumulated net unrealized depreciation on investments was $14,082,618, consisting of $11,965,979 gross unrealized appreciation and $26,048,597 gross unrealized depreciation.

At October 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                              For More Information

                        Dreyfus Premier Municipal Bond Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.
                        60 State Street
                        Boston, MA 02109

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 1999 Dreyfus Service Corporation                              022/662SA9910

Dreyfus Premier State
Municipal Bond Fund
Georgia Series

ANNUAL REPORT
April 30, 1999

[DREYFUS LOGO]

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                                    Contents

                                    THE FUND

--------------------------------------------------------------------------------

                              2     Letter from the President

                              3     Discussion of Fund Performance

                              6     Fund Performance

                              8     Statement of Investments

                             11     Statement of Assets and Liabilities

                             12     Statement of Operations

                             13     Statement of Changes in Net Assets

                             15     Financial Highlights

                             18     Notes to Financial Statements

                             23     Report of Independent Auditors

                             24     Important Tax Information

                                    FOR MORE INFORMATION

--------------------------------------------------------------------------------

                                   Back Cover

           Dreyfus Premier                The Fund
State Municipal Bond Fund,
            Georgia Series

Letter From The President
-------------------------
Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier State Municipal Bond Fund, Georgia Series, covering the 12-month period from May 1, 1998 through April 30, 1999. Inside, you'll find valuable information about how the Fund was managed during the period, including a discussion with the Fund's portfolio manager, Stephen Kris.

The past year has generally been rewarding for municipal bond investors. Lower short-term interest rates adopted by the Federal Reserve Board and other central banks in the fall of 1998 appear to have helped many U.S. businesses withstand the effects of economic weakness in Japan, Asia and Latin America. At the same time, the U.S. economy has entered its eighth year of expansion in an environment characterized by low inflation and high levels of consumer spending.

In the second half of the reporting period, tax-exempt fixed-income securities provided good results, especially relative to taxable U.S. Treasury securities. While prices for U.S. Treasury securities declined significantly through the second half of the reporting period, a lack of new issuance relative to robust investor demand supported most municipal bond prices, which have remained relatively unchanged over the past six months. As a result, the differences in valuations between taxable U.S. Treasury securities and tax-exempt bonds, which reached historically wide levels last October, have since narrowed to a more historically normal relationship.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Premier State Municipal Bond Fund, Georgia Series.

Sincerely,

/s/Stephen E. Canter

Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 13, 1999

DISCUSSION OF FUND PERFORMANCE
------------------------------
Stephen Kris, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Georgia Series perform?

          The Fund's Class A shares produced a total return of 5.74% for the 12-month period ended April 30, 1999,1 compared to a total return of 5.86% for the average of the Lipper Georgia Municipal Debt Funds category.2 The Fund produced a total return of 5.29% for Class B shares and 4.59% for Class C shares over the 12-month period ended April 30, 1999.1

What is the Fund's investment approach?

          Our goal is to seek a high level of federally and Georgia tax-exempt income from a diversified portfolio of municipal bonds. To achieve this objective, we employ two primary strategies. First, we attempt to add value by selecting the tax-exempt bonds that we believe are most likely to provide the highest yields. Using a "bottom up" approach that focuses primarily on individual securities rather than economic trends, we constantly search for securities that, in our opinion, represent better values than we currently hold in the portfolio. When we find securities that we believe will help us enhance the Fund's yield without sacrificing quality, we buy them and sell less attractive securities.

          Second, we tactically manage the portfolio's average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase, we may reduce the portfolio's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the portfolio's average duration to maintain current yields for as long as practical. At other times, we try to maintain a "neutral" average duration of about seven years, which is consistent with our benchmark index.

What other factors influenced the Fund's performance?

          When the Asian currency and credit crisis spread to Russia and threatened Latin America last summer and fall, investors flocked to U.S. Treasury securities. As a result, yields on taxable Treasuries fell briefly in October to levels that were roughly equivalent to yields on comparable tax-exempt bonds.

          However, the Federal Reserve Board and other central banks moved quickly to stimulate global economic growth by reducing key short-term interest rates. Because investors feared that greater economic growth might reignite inflationary pressures, yields on longer-term bonds rose. However, the extent of that rise was much greater for taxable U.S. Treasury securities than for tax-free municipal bonds.

          In addition, because of strong economic conditions, Georgia and its municipalities have had less need to borrow. Yet, demand from investors seeking to minimize their income tax liabilities remained high. This imbalance helped keep municipal bond prices relatively stable while U.S. Treasury bond prices fell sharply.

What is the Fund's current strategy?

          As the period came to a close, we continued to search for the most attractive values in Georgia's municipal bond market. However, the scarcity of new bonds, has made such values difficult to find. Accordingly, the portfolio continues to contain bonds that it has held for years. Because these bonds were issued when interest rates were higher, these older bonds provide more income than newer issues. In addition, whenever possible, we have strived to take advantage of opportunities to purchase bonds selling at a discount to their face values. As of April 30, more than 10% of the portfolio was composed of discount bonds.

          We have continued to focus on high-quality, insured bonds. Because the differences in yields between the highest quality bonds and lower quality bonds are narrow by historical standards, we see little reason to assume additional credit risk. Accordingly, we have focused on issuers that we believe are extremely creditworthy, including the state's general obligations as well as essential services bonds financing facilities for education, water and sewer projects and electricity generation. On the other hand, we have tended to avoid hospital bonds because of financial and government regulatory pressures in the health care industry. We expect these strategies to help us continue to maximize tax-exempt returns for our shareholders.

May 13, 1999

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares. Income may be subject to state and local income taxes for non-Georgia residents. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.
2  Source: Lipper Analytical Services, Inc.

FUND PERFORMANCE

                                       $15,739
                                       Lehman Brothers Municipal Bond Index*
              [CHART]
                                       $14,752
                                       Dreyfus Premier State Municipal
                                       Bond Fund, Georgia Series
                                       (Class A Shares)

Comparison of change in value of $10,000 investment in the Fund's Class A shares and the Lehman Brothers Municipal Bond Index

* Source: Lehman Brothers.

Past performance is not predictive of future performance.

          The above graph compares a $10,000 investment made in Class A shares of Dreyfus Premier State Municipal Bond Fund, Georgia Series (the "Fund") on 9/3/92 (Inception Date) to a $10,000 investment made in the Lehman Brothers Municipal Bond Index (the "Index") on that date. For comparative purposes, the value of the Index on 8/31/92 is used as the beginning value on 9/3/92. All dividends and capital gain distributions are reinvested. Performance for Class B and Class C shares will vary from the performance of Class A shares shown above due to differences in charges and expenses. The Fund invests primarily in Georgia municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses. The Index is not limited to investments principally in Georgia municipal obligations and does not take into account charges, fees and other expenses. The Index, unlike the Fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall. These factors can contribute to the Index potentially outperforming or underperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

-----------------------------------------------------------------------------
Average Annual Total Returns as of 4/30/99
                             Inception                            From
                               Date        1 Year     5 Years   Inception
-----------------------------------------------------------------------------
Class A Shares
with sales charge (4.5%)      (9/3/92)      0.99%      5.75%      6.01%
without sales charge          (9/3/92)      5.74%      6.73%      6.75%
Class B Shares
with redemption*             (1/15/93)      1.29%      5.90%      5.96%
without redemption           (1/15/93)      5.29%      6.22%      5.96%
Class C Shares
with redemption**            (8/15/95)      3.59%       --        5.66%
without redemption           (8/15/95)      4.59%       --        5.66%

Past performance is not predictive of future performance.
* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.
** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

STATEMENT OF INVESTMENTS
April 30, 1999

-----------------------------------------------------------------------------
                                                    Principal
Long-Term Municipal Investments--93.9%              Amount ($)     Value ($)
-----------------------------------------------------------------------------

Atlanta Urban Residential Finance Authority, MFHR
  (New Community) 5.50%, 11/20/2027
  (Collateralized; GNMA)                             1,325,000      1,351,354
Barrow County School District 5.60%, 2/1/2015
   (Insured; MBIA)                                   1,000,000      1,061,460
Brunswick & Glynn County Development Authority,
  Revenue, Refunding
  (Pacific Corp. Project) 5.55%, 3/1/2026            1,000,000        998,670
Carroll County Water Authority,
  Water and Sewer Revenue, Refunding
  4.75%, 7/1/2022 (Insured; AMBAC)                   1,000,000        950,720
Cherokee County, Water and Sewer Revenue,
  4.75%, 8/1/2028 (Insured; FGIC)                    1,000,000        941,960
Clayton County and Clayton County Water Authority,
  Water and Sewer Revenue, Refunding
  5.60%, 5/1/2013 (Insured; AMBAC)                   1,200,000      1,286,460
Colquitt County Hospital Authority, Refunding
  5.50%, 3/1/2016 (Insured; FSA)                     1,000,000      1,039,270
Columbia County, Water and Sewer Revenue,
  Refunding 5.40%, 6/1/2011
  (Insured; AMBAC)                                     750,000        801,015
Fayette County School District
  6.125%, 3/1/2015                                     500,000        550,455
Fulton County, Water and Sewer Revenue, Refunding:
  6.375%, 1/1/2014 (Insured; FGIC,
    Escrowed to Maturity)                              260,000        304,054
  6.375%, 1/1/2014 (Insured; FGIC)                      30,000         34,808
Gainesville, Water and Sewer Revenue,
  Refunding 6%, 11/15/2012 (Insured; FGIC)             300,000        341,814
Georgia:
  6.65%, 3/1/2009                                    1,000,000      1,187,240
  5.65%, 3/1/2012                                    1,000,000      1,105,480
Georgia Housing and Finance Authority, SFMR:
  7%, 12/1/2015 (Insured; FHA)                         620,000        622,691
  6.50%, 12/1/2017 (Insured; FHA)                    1,000,000      1,065,850
Georgia Municipal Gas Authority,
  Gas Revenue (Warner Robins Project)
  5.80%, 1/1/2015 (Insured; MBIA)                    1,000,000      1,077,730
Glynn-Brunswick Memorial Hospital Authority
  (Southeast Georgia Health)
  5.25%, 8/1/2013 (Insured; MBIA)                    1,000,000      1,038,150

-----------------------------------------------------------------------------
                                                     Principal
Long-Term Municipal Investments (continued)         Amount ($)     Value ($)
-----------------------------------------------------------------------------

Marietta Development Authority, Revenue,
  Refunding (First Mortgage-Life College)
  5.75%, 9/1/2014 (Insured; FSA)                       850,000        911,753
Marietta School 4.50%, 2/1/2019                      1,000,000        925,200
Meriwether County School District
  5.50%, 2/1/2016 (Insured; FSA)                     1,000,000      1,051,140
Metropolitan Atlanta Rapid Transportation Authority,
  Sales Tax Revenue, Refunding
  6.25%, 7/1/2020 (Insured; AMBAC)                     300,000        349,692
Private Colleges and Universities Authority, Revenue,
  Refunding (Spellman College Project)
  6.20%, 6/1/2014 (Insured; FGIC)                    1,000,000      1,107,130
Total Long-Term Municipal Investments
  (cost $18,968,941)                                               20,104,096
-----------------------------------------------------------------------------
Short-Term Municipal Investments--4.7%
-----------------------------------------------------------------------------
Heard County Development Authority, PCR, VRDN
  (Georgia Power Co., Plant Wansley)
  4.25% (a) (cost $1,000,000)                        1,000,000      1,000,000
-----------------------------------------------------------------------------
Total Investments (cost $19,968,941)                     98.6%     21,104,096
Cash and Receivables (Net)                                1.4%        303,434
Net Assets                                              100.0%     21,407,530

-----------------------------------------------------------------------------
Summary of Abbreviations
AMBAC  American Municipal Bond               MBIA  Municipal Bond Investors Assurance
         Assurance Corporation                       Insurance Corporation
FGIC   Financial Guaranty Insurance Company  MFHR  Multi-Family Housing Revenue
FHA    Federal Housing Administration        PCR   Pollution Control Revenue
FSA    Financial Security Assurance          SFMR  Single Family Mortgage Revenue
GNMA   Government National Mortgage          VRDN  Variable Rate Demand Notes
         Association

-----------------------------------------------------------------------------
Summary of Combined Ratings (Unaudited)

Fitch       or      Moody's      or      Standard & Poor's      Value (%)
-----------------------------------------------------------------------------
AAA                  Aaa                 AAA                     83.6
AA                   Aa                  AA                       7.0
BBB                  Baa                 BBB                      4.7
F1+, F-1             MIG1, VMIG1 & P1    SP1, A1                  4.7
                                                                100.0

a Security payable on demand. Variable interest rate subject to periodic change.
b At April 30, 1999, the fund had $5,738,561 (26.8% of net assets) invested in securities whose payment of principal and interest is dependent upon revenues generated from utility-water and sewer projects.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1999

-----------------------------------------------------------------------------
                                                             Cost       Value
-----------------------------------------------------------------------------

Assets ($):
Investments in securities--See Statement of Investments 19,968,941 21,104,096
Interest receivable                                                   354,610
Prepaid expenses                                                       14,626
                                                                   21,473,332
-----------------------------------------------------------------------------
Liabilities ($):
Due to The Dreyfus Corporation and affiliates                          11,591
Due to Distributor                                                      9,982
Cash overdraft due to Custodian                                        44,229
                                                                       65,802
-----------------------------------------------------------------------------
Net Assets ($):                                                    21,407,530
-----------------------------------------------------------------------------
Composition of Net Assets ($):
Paid-in capital                                                    20,339,650
Accumulated net realized gain (loss) on investments                   (67,275)
Accumulated net unrealized appreciation (depreciation)
  of investments--Note 4                                            1,135,155
-----------------------------------------------------------------------------
Net Assets ($)                                                     21,407,530
------------------------------------------------------------------------------
Net Asset Value Per Share
                                           Class A         Class B     Class C
------------------------------------------------------------------------------

Net Assets ($)                           8,768,551      12,592,463      46,516
Shares Outstanding                         634,941        911,4 89       3,370
------------------------------------------------------------------------------
Net Asset Value Per Share ($)                13.81           13.82       13.80

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended April 30, 1999

------------------------------------------------------------------------------
Investment Income ($)
------------------------------------------------------------------------------
Income:
Interest Income                                                     1,212,087
Expenses:
Management fee--Note 3(a)                                             126,319
Distribution fees--Note 3(b)                                           80,905
Shareholder servicing costs--Note 3(c)                                 70,422
Prospectus and shareholders' reports                                   10,181
Registration fees                                                       8,297
Professional fees                                                       4,657
Custodian fees                                                          1,741
Trustees' fees and expenses--Note 3(d)                                    316
Loan commitment fees--Note 2                                               85
Miscellaneous                                                           5,036
Total Expenses                                                        307,959
Investment Income--Net                                                904,128
-----------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments--Note 4:
Net realized gain (loss) on investments                               544,900
Net unrealized appreciation (depreciation) on investments            (214,880)
Net Realized and Unrealized Gain (Loss) on Investments                330,020
Net Increase in Net Assets Resulting From Operations                1,234,148

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------
                                                   Year Ended April 30,
                                               -------------------------------
                                                   1999             1998
------------------------------------------------------------------------------

Operations ($):
Investment income--net                             904,128          1,014,157
Net realized gain (loss) from investments          544,900             52,283
Net unrealized appreciation (depreciation)
  on investments                                  (214,880)           723,425
Net Increase (Decrease) in Net Assets
  Resulting from Operations                      1,234,148          1,789,865
-----------------------------------------------------------------------------
Dividends to Shareholders From ($):
Investment income--net:
Class A shares                                    (290,432)          (307,129)
Class B shares                                    (612,746)          (705,439)
Class C shares                                        (950)            (1,589)
Total Dividends                                   (904,128)        (1,014,157)
-----------------------------------------------------------------------------
Beneficial Interest Transactions ($): Net proceeds from shares sold:
Class A shares                                   3,073,890          1,034,483
Class B shares                                     630,199          1,001,862
Class C shares                                      35,401             14,318
Dividends reinvested:
Class A shares                                     186,394            210,772
Class B shares                                     298,894            349,972
Class C shares                                         409              1,014
Cost of shares redeemed:
Class A shares                                    (784,843)        (1,833,199)
Class B shares                                  (6,162,616)        (2,556,894)
Class C shares                                     (32,325)           (79,498)
Increase (Decrease) in Net Assets from
  Beneficial Interest Transactions              (2,754,597)        (1,857,170)
Total Increase (Decrease) in Net Assets         (2,424,577)        (1,081,462)
-----------------------------------------------------------------------------
Net Assets ($):
Beginning of Period                             23,832,107         24,913,569
End of Period                                   21,407,530         23,832,107

See notes to financial statements.

------------------------------------------------------------------------------
                                                   Year Ended April 30,
                                               -------------------------------
                                                   1999             1998
------------------------------------------------------------------------------

Capital Share Transactions:
Class A
Shares sold                                      220,547             76,833
Shares issued for dividends reinvested            13,383             15,405
Shares redeemed                                  (56,295)          (134,087)
Net Increase (Decrease) in Shares Outstanding    177,635            (41,849)
-----------------------------------------------------------------------------
Class B
Shares sold                                       45,364             72,878
Shares issued for dividends reinvested            21,439             25,567
Shares redeemed                                 (443,237)          (187,669)
Net Increase (Decrease) in Shares Outstanding   (376,434)           (89,224)
-----------------------------------------------------------------------------
Class C
Shares sold                                        2,553              1,041
Shares issued for dividends reinvested                29                 74
Shares redeemed                                   (2,305)            (5,938)
Net Increase (Decrease) in Shares Outstanding        277             (4,823)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

          The following tables describe the performance for each share class for the fiscal periods indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the Fund's financial statements.

-------------------------------------------------------------------------------
                                                  Year Ended April 30,
                                         --------------------------------------
Class A Shares                            1999    1998    1997    1996    1995
-------------------------------------------------------------------------------

Per Share Data ($)
Net asset value, beginning of period     13.63   13.22   13.05   12.80   12.69
Investment Operations:
Investment income--net                     .60     .61     .62     .66     .73
Net realized and unrealized gain
  (loss) on investments                    .18     .41     .17     .25     .11
Total from investment operations           .78    1.02     .79     .91     .84
Distributions:
Dividends from investment
  income--net                             (.60)   (.61)   (.62)   (.66)   (.73)
Net asset value, end of period           13.81   13.63   13.22   13.05   12.80
-------------------------------------------------------------------------------
Total Return (%)*                         5.74    7.76    6.16    7.14    6.87
-------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets    .99     .95     .98     .74     .25
Ratio of net investment income
  to average net assets                   4.27    4.44    4.71    5.00    5.80
Decrease reflected in above
  expense ratios due to
  undertakings by the Manager              --      --      --      .21     .78
Portfolio Turnover Rate                  69.13   36.64   50.96   33.09   34.04
-------------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)    8,769   6,232   6,598   8,346   8,985

* Exclusive of sales load.
See notes to financial statements.

------------------------------------------------------------------------------
                                                  Year Ended April 30,
                                         -------------------------------------
Class B Shares                            1999    1998    1997    1996    1995
------------------------------------------------------------------------------

Per Share Data ($)
Net asset value, beginning of period     13.63   13.22   13.06   12.80   12.69
Investment Operations:
Investment income--net                     .53     .54     .56     .59     .66
Net realized and unrealized gain
  (loss) on investments                    .19     .41     .16     .26     .11
Total from investment operations           .72     .95     .72     .85     .77
Distributions:
Dividends from investment
  income--net                             (.53)   (.54)   (.56)   (.59)   (.66)
Net asset value, end of period           13.82   13.63   13.22   13.06   12.80
-------------------------------------------------------------------------------
Total Return (%)*                         5.29    7.24    5.55    6.69    6.33
-------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets   1.49    1.44    1.47    1.24     .75
Ratio of net investment income
  to average net assets                   3.79    3.94    4.20    4.46    5.27
Decrease reflected in above
  expense ratios due to
  undertakings by the Manager              --      --      --      .20     .80
Portfolio Turnover Rate                  69.13   36.64   50.96   33.09   34.04
-------------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)   12,592  17,558  18,211  20,106  19,249

* Exclusive of sales load.
See notes to financial statements.

-------------------------------------------------------------------------
                                               Year Ended April 30,
                                         --------------------------------
Class C Shares                            1999    1998    1997    1996 a
-------------------------------------------------------------------------

Per Share Data ($)
Net asset value, beginning of period     13.62   13.22   13.05   12.85
Investment Operations:
Investment income--net                     .44     .47     .51     .38
Net realized and unrealized gain
  (loss) on investments                    .18     .40     .17     .20
Total from investment operations           .62     .87     .68     .58
Distributions:
Dividends from investment
  income--net                             (.44)   (.47)   (.51)   (.38)
Net asset value, end of period           13.80   13.62   13.22   13.05
--------------------------------------------------------------------------
Total Return (%) b                        4.59    6.61    5.30    6.28 c
--------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets   1.99    1.91    1.80    1.98 c
Ratio of net investment income
  to average net assets                   3.28    3.48    3.87    3.73 c
Portfolio Turnover Rate                  69.13   36.64   50.96   33.09
--------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)       47      42     105      88

a From August 15, 1995 (commencement of initial offering) to April 30, 1996. b Exclusive of sales load.
c  Annualized.
See notes to financial statements.

START HERE

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

          Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company, and operates as a series company currently offering thirteen series including the Georgia Series (the "Fund"). The fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.

          Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

          The Trust accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

          The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

          (a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

          (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the Fund received net earnings credits of $357 during the period ended April 30, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

          The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

          (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

          (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

          The Fund has an unused capital loss carryover of approximately $68,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 1999. If not applied, $51,000 of the carryover expires in fiscal 2004 and $17,000 expires in fiscal 2005.

NOTE 2--Bank Line of Credit:

          The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of re-demptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 1999, the Fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

          (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Funds' average daily net assets and is payable monthly.

          (b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 1999, Class B and Class C shares were charged $80,687 and $218, respectively, pursuant to the Distribution Plan.

          (c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1999, Class A, Class B and Class C shares were charged $17,002, $40,344 and $72, respectively, pursuant to the Shareholder Services Plan.

          The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended April 30, 1999, the Fund was charged $11,362 pursuant to the transfer agency agreement.

          (d) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

          The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 1999 amounted to $15,480,260 and $19,204,133, respectively.

          At April 30, 1999, accumulated net unrealized appreciation on investments was $1,135,155, consisting of $1,228,391 gross unrealized appreciation and $93,236 gross unrealized depreciation.

          At April 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees
Dreyfus Premier State Municipal Bond Fund, Georgia Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Georgia Series (the "Fund") (one of the Funds constituting the Dreyfus Premier State Municipal Bond Fund) as of April 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at April 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                                       Ernst & Young LLP

New York, New York
June 2, 1999

IMPORTANT TAX INFORMATION (Unaudited)

          In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 1999 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are Georgia residents, Georgia personal income taxes). As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 1999 calendar year on form 1099-DIV which will be mailed by January 31, 2000.

For More Information

Dreyfus Premier
State Municipal Bond Fund,
Georgia Series

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:

By telephone
Call your financial representative or
1-800-554-4611

By mail Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value

(C) 1999, Dreyfus Service Corporation                  068AR994

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS PREMIER STATE MUNICIPAL BOND FUND, GEORGIA SERIES CLASS A SHARES AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

EXHIBIT A:

                                 DREYFUS
                              PREMIER STATE
PERIOD LEHMAN BROTHERS    MUNICIPAL BOND FUND,
          MUNICIPAL          GEORGIA SERIES
         BOND INDEX *       (CLASS A SHARES)

9/3/92     10,000                 9,549
4/30/93    10,736                10,548
4/30/94    10,968                10,650
4/30/95    11,698                11,382
4/30/96    12,627                12,195
4/30/97    13,465                12,946
4/30/98    14,717                13,951
4/30/99    15,739                14,752

*Source: Lehman Brothers

Dreyfus Premier
State Municipal
Bond Fund
Georgia Series

SEMIANNUAL REPORT October 31, 1999

(reg.tm)

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value


Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                    Contents

                                    THE FUND

                           2  Letter from the President

                           3  Discussion of Fund Performance

                           6  Statement of Investments

                           9  Statement of Assets and Liabilities

                          10  Statement of Operations

                          11  Statement of Changes in Net Assets

                          13  Financial Highlights

                          16  Notes to Financial Statements

                              FOR MORE INFORMATION

                                   Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                     State Municipal Bond Fund,
                                                                 Georgia Series

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier State Municipal Bond Fund, Georgia Series, covering the six-month period from May 1, 1999 through October 31, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Paul Disdier.

When the reporting period began, evidence had emerged that the U.S. economy was growing strongly in an environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might re-emerge caused the Federal Reserve Board to raise short-term interest rates twice during the summer of 1999, effectively offsetting most of last fall' s interest-rate cuts. Higher interest rates led to some erosion of municipal bond prices, especially toward the end of the reporting period.

In this environment, however, the yields of tax-exempt bonds have recently been quite attractive compared to the after-tax yields of taxable bonds of comparable maturity and credit quality. This is especially true for investors in the higher federal income tax brackets.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Premier State Municipal Bond Fund, Georgia Series.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
November 15, 1999

DISCUSSION OF FUND PERFORMANCE

Paul Disdier, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Georgia Series perform during the period?

          For the six-month period ended October 31, 1999, the fund's Class A shares provided a -5.54% total return; its Class B shares provided a -5.85% total return; and its Class C shares provided a -5.90% total return.(1 )In comparison, the Lipper Georgia Municipal Debt Funds category average provided a -5.14% total return(2) for the same period.

          We attribute the fund's negative absolute returns over the past six months to a declining municipal bond market and a rising interest-rate environment. Our modest relative underperformance compared to the fund's benchmark is primarily the result of a longer average maturity profile compared to the benchmark, as well as to a relatively small Georgia bond market, where the recent scarcity of new issuance limited our investment choices.

What is the fund's investment approach?

          Our goal is to seek as high a level of federal and Georgia tax-exempt income as is practical from a diversified portfolio of municipal bonds without undue risk. To achieve this objective, we look for bonds that we expect to provide consistently high income streams. We strive to find such opportunities through rigorous analyses of individual bonds' structures. Within the context of our bond structure analysis, we pay particularly close attention to each bond's maturity and early redemption features.

What other factors influenced the fund's performance?

          The fund was adversely affected by rising interest rates over the past six months. When the reporting period began on May 1, 1999, investors were concerned that continued economic strength might rekindle long-dormant inflationary pressures. In fact, in an attempt to forestall a potential reacceleration of inflation, the Federal Reserve Board raised short-term interest rates twice during the summer of 1999.

          As interest rates rose, taxable fixed-income investments such as corporate bonds became more attractive to institutional investors such as hedge funds and insurance companies. Accordingly, many of these investors sold large numbers of municipal bonds into the secondary market, putting pressure on prices. Some, but not all, of this increased supply was absorbed by increased demand from individual investors seeking to manage their income tax liabilities.

          In addition, strong economic conditions have contributed to the nation's first federal budget surplus in many years. While the government has had less need to issue U.S. Treasury securities, demand has remained high from domestic and overseas investors. This imbalance between supply and demand has recently constrained the rise of taxable bond yields relative to tax-exempt bonds. As a result, municipal bonds -- including those from Georgia issuers -- are currently offering tax-exempt yields that compare very favorably with taxable yields after adjusting for taxes.

What is the fund's current strategy?

          We have recently attempted to position the fund for opportunities to upgrade its holdings and maintain or enhance its income distributions. More specifically, we have raised cash in anticipation of potentially higher interest rates by selling long-term bonds that were priced at discounts to their face values. We redeployed some of those assets in higher yielding, investment grade bonds with shorter maturities. By replacing longer duration bonds with shorter duration bonds, we effectively reduced the fund's sensitivity to the adverse effects of rising interest rates.

          We have invested the remainder of the proceeds from longer term bond sales in very short-term, tax-exempt money market securities. We expect to put that cash to work when we feel the market stabilizes and opportunities to lock in high yields arise. We believe that such opportunities are likely to occur toward the end of the year, when a relative lack of new bond issuance may drive yields higher. In our view, issuers are likely to wait until after January 1, 2000 to raise capital in the municipal debt markets in order to avoid potential Y2K-related market disruptions. Yet demand for municipal bonds should remain high from individuals seeking to minimize their income tax liabilities.

November 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-GEORGIA RESIDENTS. SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH 4/30/00, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

STATEMENT OF INVESTMENTS

October 31, 1999 (Unaudited)

                                                                                                    Principal
LONG-TERM MUNICIPAL INVESTMENTS--88.0%                                                               Amount
                                                                                                       ($)             Value ($)
---------------------------------------------------------------------------------------------------------------------------------
Atlanta Urban Residential Finance Authority,
   MFHR (New Community)                                  5.50%, 11/20/2027 (Collateralized; GNMA)    1,325,000         1,202,318

Barrow County School District                            5.60%, 2/1/2015 (Insured; MBIA)             1,000,000           985,300

Brunswick & Glynn County Development Authority, Revenue
   (Pacific Corp. Project)                               5.55%, 3/1/2026                             1,000,000           855,780

Carroll County Water Authority, Water and Sewer Revenue  4.75%, 7/1/2022 (Insured; AMBAC)            1,000,000           832,600

Cherokee County, Water and Sewer Revenue,                4.75%, 8/1/2028 (Insured; FGIC)             1,000,000           811,580

Clayton County and Clayton County Water Authority,
   Water and Sewer Revenue                               5.60%, 5/1/2013 (Insured; AMBAC)              900,000           905,139

Columbia County, Water and Sewer Revenue                 5.40%, 6/1/2011 (Insured; AMBAC)              750,000           751,905

Fayette County School District                           6.125%, 3/1/2015                              500,000           536,525

Fulton County, Water and Sewer Revenue                   6.375%, 1/1/2014 (Insured; FGIC,
                                                           Escrowed to Maturity)                       260,000           283,184

Gainesville, Water and Sewer Revenue                     6%, 11/15/2012 (Insured; FGIC)                300,000           315,969

Georgia:                                                 6.65%, 3/1/2009                             1,000,000         1,118,270
                                                         5.65%, 3/1/2012                             1,000,000         1,025,400

Georgia Housing and Finance Authority, SFMR              6.50%, 12/1/2017 (Insured; FHA)             1,000,000         1,026,810

Georgia Municipal Gas Authority,
   Gas Revenue (Warner Robins Project)                   5.80%, 1/1/2015 (Insured; MBIA)             1,000,000         1,000,870

Marietta Development Authority, Revenue
   (First Mortgage-Life College)                         5.75%, 9/1/2014 (Insured; FSA)                850,000           850,723

Marietta School                                          4.50%, 2/1/2019                             1,000,000           821,570

Meriwether County School District                        5.50%, 2/1/2016 (Insured; FSA)                750,000           723,772
Metropolitan Atlanta Rapid Transportation Authority,
   Sales Tax Revenue                                     6.25%, 7/1/2020 (Insured; AMBAC)              300,000           314,439

Private Colleges and Universities Authority, Revenue
   (Emory University Project)                            5.50%, 11/1/2019                              750,000           714,615

   (Spellman College Project)                            6.20%, 6/1/2014 (Insured; FGIC)             1,000,000         1,046,900

Royston Hospital Authority, HR
   (Ty Cobb Healthcare System, Inc.)                     6.50%, 7/1/2027                               700,000           665,959

TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost                                                        $17,255,466)       16,789,628
-----------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL INVESTMENTS--10.0%
-----------------------------------------------------------------------------------------------------------------------------------

GEORGIA--4.7%

Hapeville Development Authority, VRDN
   (Hapeville Hotel, Ltd.)                               3.55%                                         900,000(a)        900,000

U. S. RELATED--5.3%

Puerto Rico Commonwealth Highway and
   Transportation Authority, VRDN                        3.10%                                       1,000,000(a)      1,000,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS (cost                                                        $1,900,000)        1,900,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $19,155,466)                    98.0%            18,689,628

CASH AND RECEIVABLES (NET)                               2.0%               382,141

NET ASSETS                                             100.0%            19,071,769


Summary of Abbreviations

AMBAC          American Municipal Bond Assurance Corporation

HR             Hospital Revenue

MBIA           Municipal Bond Investors Assurance

FGIC           Financial Guaranty Insurance Company Insurance Corporation

FHA            Federal Housing Administration Revenue

MFHR           Multi-Family Housing

FSA            Financial Security Assurance
               Mortgage Revenue

SFMR           Single Family

GNMA           Government National Mortgage
               Notes Association

VRDN          Variable Rate Demand

Summary of Combined Ratings (Unaudited)

Fitch       or    Moody's           or      Standard & Poor's    Value (%)
-------------------------------------------------------------------------------
AAA                 Aaa                        AAA               70.6
AA                  Aa                         AA                11.1
BBB                 Baa                        BBB                8.1
F1+, F-1            MIG1, VMIG1 & P1SP1,       A1                10.2
                                                                100.0

(A)  SECURITY PAYABLE ON DEMAND. VARIABLE INTEREST RATE SUBJECT TO PERIODIC
     CHANGE.

(B) AT OCTOBER 31, 1999, THE FUND HAD $4,901,247 (25.7% OF NET ASSETS) INVESTED IN SECURITIES WHOSE PAYMENT OF PRINCIPAL AND INTEREST IS DEPENDENT UPON REVENUES GENERATED FROM UTILITY-WATER AND SEWER PROJECTS.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------
ASSETS ($):

Investments in securities--See Statement of Investments  19,155,466  18,689,628

Cash                                                                     83,035

Interest receivable                                                     293,641

Prepaid expenses                                                         12,104

Due from The Dreyfus Corporation                                          4,255

                                                                     19,082,663
--------------------------------------------------------------------------------
LIABILITIES ($):

Due to Distributor                                                        7,409

Payable for shares of Beneficial Interest redeemed                           13

Accrued expenses                                                          3,472

                                                                         10,894
--------------------------------------------------------------------------------
NET ASSETS ($)                                                       19,071,769
--------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      19,579,124

Accumulated net realized gain (loss) on investments                    (41,517)

Accumulated net unrealized appreciation (depreciation)                (465,838)
  on investments--Note 4
--------------------------------------------------------------------------------
NET ASSETS                                                           19,071,769

NET ASSET VALUE PER SHARE

                                                                            Class A                Class B            Class C
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets ($)                                                           10,857,472                8,151,884           62,413
Shares Outstanding                                                          850,981                  638,719            4,895
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE ($)                                                 12.76                   12.76            12.75

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS

Six Months Ended October 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
INVESTMENT INCOME ($):

INTEREST INCOME                                                        535,271

EXPENSES:

Management fee--Note 3(a)                                               54,731

Shareholder servicing costs--Note 3(c)                                  31,970

Distribution fees--Note 3(b)                                            24,899

Registration fees                                                       16,306

Professional fees                                                       13,780

Prospectus and shareholders' reports                                     9,678

Custodian fees                                                             651

Trustees' fees and expenses--Note 3(d)                                     156

Loan commitment fees--Note 2                                                70

Miscellaneous                                                            3,311

TOTAL EXPENSES                                                         155,552

Less-reduction in management fee due to

   undertaking--Note 3(a)                                              (30,621)

NET EXPENSES                                                           124,931

INVESTMENT INCOME-NET                                                  410,340
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

Net realized gain (loss) on investments                                 25,758

Net unrealized appreciation (depreciation) on investments           (1,600,993)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (1,575,235)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (1,164,895)

                       SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                         October 31, 1999           Year Ended
                                              (Unaudited)       April 30, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            410,340              904,128

Net realized gain (loss) on investments            25,758              544,900

Net unrealized appreciation (depreciation)
   on investments                              (1,600,993)            (214,880)

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                   (1,164,895)           1,234,148
--------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                  (218,478)            (290,432)

Class B shares                                  (191,259)            (612,746)

Class C shares                                      (603)                (950)

TOTAL DIVIDENDS                                 (410,340)            (904,128)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  3,782,002           3,073,890

Class B shares                                  1,893,866             630,199

Class C shares                                     84,450              35,401

Dividends reinvested:

Class A shares                                    136,555             186,394

Class B shares                                    106,514             298,894

Class C shares                                        265                 409

Cost of shares redeemed:

Class A shares                                (1,039,949)            (784,843)

Class B shares                                (5,658,983)          (6,162,616)

Class C shares                                   (65,246)             (32,325)

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS             (760,526)          (2,754,597)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (2,335,761)          (2,424,577)
--------------------------------------------------------------------------------
NET ASSETS ($):

Beginning of Period                            21,407,530           23,832,107

END OF PERIOD                                  19,071,769           21,407,530

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                         October 31, 1999           Year Ended
                                              (Unaudited)       April 30, 1999
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:

CLASS A (A)

Shares sold                                       280,705              220,547

Shares issued for dividends reinvested             10,360               13,383

Shares redeemed                                  (75,025)             (56,295)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     216,040              177,635
--------------------------------------------------------------------------------

CLASS B (A)

Shares sold                                       139,569               45,364

Shares issued for dividends reinvested              8,065               21,439

Shares redeemed                                 (420,404)            (443,237)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (272,770)            (376,434)
--------------------------------------------------------------------------------
CLASS C

Shares sold                                        6,444                2,553

Shares issued for dividends reinvested                20                   29

Shares redeemed                                   (4,939)              (2,305)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      1,525                  277


(A) DURING THE PERIOD ENDED OCTOBER 31, 1999, 183,711 CLASS B SHARES REPRESENTING $2,462,065 WERE AUTOMATICALLY CONVERTED TO 183,813 CLASS A SHARES.

                       SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

          The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                           Six Months Ended
                                           October 31, 1999                                 Year Ended April 30,
----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                   (Unaudited)          1999         1998          1997           1996          1995
----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period               13.81             13.63        13.22          13.05          12.80        12.69

Investment Operations:

Investment income--net                               .29               .60          .61            .62            .66          .73

Net realized and unrealized
   gain (loss) on investments                      (1.05)              .18          .41            .17            .25          .11

Total from Investment Operations                    (.76)              .78         1.02            .79            .91          .84

Distributions:

Dividends from investment
   income--net                                      (.29)             (.60)        (.61)          (.62)          (.66)        (.73)

Net asset value, end of period                     12.76             13.81        13.63          13.22          13.05        12.80
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (A)                              (10.99)(b)          5.74         7.76           6.16           7.14         6.87
----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets              .99(b)            .99          .95            .98            .74          .25

Ratio of net investment income
   to average net assets                            4.38(b)           4.27         4.44           4.71           5.00         5.80

Decrease reflected in
   above expense ratios due to
   undertakings by the Manager                       .35(b)            --            --           --              .21          .78

Portfolio Turnover Rate                            16.95(c)          69.13        36.64          50.96          33.09        34.04
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)             10,857             8,769        6,232          6,598          8,346        8,985

(A) EXCLUSIVE OF SALES CHARGE.
(B) ANNUALIZED.
(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                          Six Months Ended
                                          October 31, 1999                                Year Ended April 30,
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES                                 (Unaudited)        1999           1998         1997           1996          1995
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):
Net asset value, beginning of period               13.82         13.63          13.22        13.06          12.80         12.69

Investment Operations:

Investment income--net                               .26           .53            .54          .56            .59           .66

Net realized and
   unrealized gain (loss)
   on investments                                 (1.06)           .19            .41          .16            .26           .11

Total from Investment Operations                   (.80)           .72            .95          .72            .85           .77

Distributions:

Dividends from investment income-net               (.26)         (.53)           (.54)       (.56)         (.59)         (.66)

Net asset value, end of period                    12.76         13.82           13.63       13.22         13.06         12.80
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (A)                             (11.60)(b)      5.29            7.24        5.55          6.69          6.33
----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets            1.51(b)       1.49            1.44        1.47          1.24           .75

Ratio of net investment income
   to average net assets                           3.85(b)       3.79            3.94        4.20          4.46          5.27

Decrease reflected in
   above expense ratios due to
   undertakings by the Manager                      .27(b)        --               --         --            .20           .80

Portfolio Turnover Rate                           16.95(c)      69.13           36.64       50.96         33.09         34.04
----------------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)             8,152        12,592          17,558      18,211        20,106        19,429

(A) EXCLUSIVE OF SALES CHARGE.
(B) ANNUALIZED.
(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                           Six Months Ended
                                                           October 31, 1999                          Year Ended April 30,
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES                                                (Unaudited)          1999           1998        1997       1996(a)
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                13.80         13.62           13.22       13.05      12.85

Investment Operations:

Investment income--net                                                .24           .44             .47          .51        .38

Net realized and unrealized gain (loss)

   on investments                                                  (1.05)           .18             .40          .17        .20

Total from Investment Operations                                    (.81)           .62             .87          .68        .58

Distributions:

Dividends from investment income-net                                (.24)          (.44)           (.47)        (.51)      (.38)

Net asset value, end of period                                     12.75          13.80            13.62        13.22      13.05
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (B)                                           (11.70)(c)          4.59             6.61         5.30       6.28(c)
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           1.71(c)          1.99             1.91         1.80       1.98(c)

Ratio of net investment income to average net assets              3.61(c)          3.28             3.48         3.87       3.73(c)

Decrease reflected in above expense
   ratios due to undertakings by the Manager                       .44(c)            --              --          --           --

Portfolio Turnover Rate                                          16.95(d)         69.13            36.64        50.96      33.09
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)                                62             47               42          105           88

(A) FROM AUGUST 15, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 1996.
(B) EXCLUSIVE OF SALES CHARGE.
(C) ANNUALIZED.
(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

          Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company, and operates as a series company currently offering thirteen series including the Georgia Series (the "fund"). The fund' s investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

          Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund' s shares. The fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

          The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

          The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

          (A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities) . Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

          (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $1,287 during the period ended October 31, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

          The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

          (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

          (D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

          The fund has an unused capital loss carryover of approximately $68,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 1999. If not applied, $51,000 of the carryover expires in fiscal 2004 and $17,000 expires in fiscal 2005.

NOTE 2--Bank Line of Credit:

          The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 1999, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions  With Affiliates:

          (A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Manager has undertaken from July 29, 1999 to April 30, 2000, to reduce the management fee paid by the fund, to the extent that the fund's aggregate expenses, excluding 12b-1 distribution fees, taxes, brokerage, commitment fees, interest on borrowings and extraordinary expenses, exceed an annual rate of .89 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $30,621 during the period ended October 31, 1999.

          (B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 1999, Class B and Class C shares were charged $24,774 and $125, respectively, pursuant to the Plan.

          (C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1999, Class A, Class B and Class C shares were charged $12,449, $12,387 and $41, respectively, pursuant to the Shareholder Services Plan.

          The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 1999, the fund was charged $5,083 pursuant to the transfer agency agreement.

          (D) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

          The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1999, amounted to $3,131,509 and $4,871,448, respectively.

          At October 31, 1999, accumulated net unrealized depreciation on investments was $465,838, consisting of $293,246 gross unrealized appreciation and $759,084 gross unrealized depreciation.

          At October 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                              For More Information

                        Dreyfus Premier State Municipal Bond Fund, Georgia
                        Series
                        200 Park Avenue
                        New York, NY 10166

                        Manager
                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:

BY TELEPHONE
Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144


(c) 1999 Dreyfus Service Corporation                                  068SA9910

                       DREYFUS PREMIER MUNICIPAL BOND FUND
                                     PART C

                                OTHER INFORMATION

ITEM 15.  INDEMNIFICATION.

          The response to this item is incorporated by reference to Item 25 of Part C of Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-1A, filed on August 12, 1999.

ITEM 16. Exhibits - All references are to Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-1A, filed on
     August 12, 1999 (File No. 33-07496) (the "Registration Statement") unless otherwise noted.

          (1) Registrant's Amended and Restated Agreement and Declaration of Trust are incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 13 to the Registration
                   Statement on Form N-1A filed on July 12, 1995 and Exhibit
                   (1)(b) of Post-Effective Amendment No. 18 to the
                   Registration Statement on Form N-1A filed on August 13, 1997.

          (2)      Registrant's Bylaws, as amended.

          (3)      Not Applicable.

          *(4)     Form of Agreement and Plan of Reorganization.

          (5)      Not Applicable.

          (6)      Management Agreement is incorporated by reference to Exhibit
                   (5) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on July 12, 1995.

          (7)      Distribution Agreement.

          (8)      Not Applicable.

          (9)(a) Amended and Restated Custody Agreement is incorporated by reference to Exhibit 8(a) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on July 12, 1996.

          (9)(b)   Sub-Custodian Agreements are incorporated by reference to
                   Exhibit 8(b) of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on June 22, 1994.

          (10)(a) Distribution Plan (Rule 12b-1 Plan) is incorporated by reference to Exhibit (15) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on July 12, 1995.

          (10)(b) Rule 18f-3 Plan is incorporated by refernce to Exhibit (18) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on August 13, 1997.

          (11)(a) Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on July 12, 1995.

          (11)(b)  Consent of Stroock & Stroock & Lavan LLP.

          (12) Form of Opinion and Consent of Stroock & Stroock & Lavan LLP regarding tax matters.+

          (13)     Not Applicable.

          (14)     Consent of Independent Auditors.

          (15)     Not Applicable.

        **(16)     Powers of Attorney.

       ***(17)(a)  Form of Proxy.

          (17)(b) Registrant's Prospectus dated September 1, 1999, as revised December 23, 1999, and revised, March 22, 2000.

          (17)(c) Dreyfus Premier State Municipal Bond Fund's Prospectus dated September 1, 1999, as revised December 22, 1999 and revised March 22, 2000.

ITEM 17.    UNDERTAKINGS.

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) The undersigned registrant agrees to file by post-effective amendment the final opinion of counsel regarding tax matters (the form of which is filed herewith as Exhibit 12) within a reasonable period of time after receiving such opinion, that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

--------

*    Filed herewith as Exhibit A to the Prospectus/Proxy Statement.

**   Incorporated by reference to the signature page hereto.

***   Filed herewith as part of the Prospectus/Proxy Statement.

+     To be filed by amendment.

                                   SIGNATURES

          As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York, State of New York, on the 17th day of April, 2000.

                                         DREYFUS PREMIER MUNICIPAL BOND FUND

                                         By:/s/ STEPHEN E. CANTER
                                            -----------------------------
                                            Stephen E. Canter, President

          Each person whose signature appears below on this Registration Statement hereby constitutes and appoints Stephen E. Canter, Mark N. Jacobs, Joseph Connolly, Steven F. Newman, James Bitetto, Michael A. Rosenberg, Janette Farragher and Gregory S. Gruber, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for and in the name of, place and stead, of such person, in any and all capacities (until revoked in writing) to sign any and all amendments to this Registration Statement (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


/S/STEPHEN E. CANTER               President (Principal          April 17, 2000
----------------------------       Executive Officer)
Stephen E. Canter

/S/JOSEPH CONNOLLY                 Vice President                April 17, 2000
----------------------------       and Treasurer
Joseph Connolly                    (Principal Accounting
                                   and Financial Officer)

/S/JOSEPH S. DIMARTINO             Chairman of the Board         April 17, 2000
-----------------------------
Joseph S. DiMartino

/S/CLIFFORD L. ALEXANDER, JR       Board Member                  April 17, 2000
-----------------------------
Clifford L. Alexander, Jr

/S/PEGGY C. DAVIS                  Board Member                  April 17, 2000
-----------------------------
Peggy C. Davis

/S/ERNEST KAFKA                    Board Member                  April 17, 2000
-----------------------------
Ernest Kafka

/S/SAUL B. KLAMAN                  Board Member                  April 17, 2000
-----------------------------
Saul B. Klaman

/S/NATHAN LEVENTHAL                Board Member                  April 17, 2000
-----------------------------
Nathan Leventhal

                                 EXHIBIT INDEX

Exhibit  2     Bylaws

Exhibit  7     Distribution Agreement

Exhibit 11(b)  Consent of Stroock & Stroock & Lavan LLP

Exhibit 12 Form of Opinion and Consent of Stroock & Stroock & Lavan LLP regarding tax matters

Exhibit 14     Consent of Independent Auditors

Exhibit 17(b) Registrant's Prospectus dated September 1, 1999, as revised December 23, 1999 and on March 22, 2000.

Exhibit 17(c) Dreyfus Premier State Municipal Bond Fund's Prospectus dated September 1, 1999 as revised December 22, 1999, and on
               March 22, 2000.